The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed pursuant to Rule 497
Registration Statement No. 333-151268

Subject to Completion, Dated September 3, 2008

PRELIMINARY PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED JULY 9, 2008

4,500,000 Shares

Common Stock

We are offering 4,500,000 shares of our common stock. Our common stock is traded on The Nasdaq Global Select Market under the symbol “KCAP.” On August 29, 2008 the last reported sale price of a share of our common stock on The Nasdaq Global Select Market was $10.99. The net asset value per share of our common stock as of June 30, 2008 was $13.14, based on net assets of approximately $279 million as of June 30, 2008.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. As of the date of this prospectus supplement, our shares are trading at a discount to net asset value. If our shares continue to trade at a discount to net asset value, it may increase the risk of loss for purchasers in this public offering. See “Risk Factors — Risks related to offerings pursuant to this prospectus — Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering” on page 29 of the accompanying prospectus for more information.

On July 21, 2008, our shareholders approved a proposal to authorize us, with approval of our Board of Directors, to sell shares of our common stock or warrants, options or rights to acquire our common stock at a price below the then current net asset value per share of such stock.

Investing in our securities involves significant risks. See “Risk Factors” beginning on page 16 of the accompanying prospectus.

This prospectus supplement and the accompanying prospectus concisely set forth important information about us that you should know before investing in us. Please read them before making an investment decision and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by writing to Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017, by telephone by calling collect at (212) 455-8300 or by visiting our website at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The above telephone number may also be used to make stockholder inquiries. You may also obtain information about us from the SEC’s website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total(2)
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds, before expenses, to us(1)	$	$
(1)	Before expenses payable by us, which are estimated to be approximately $568,000.
(2)	Assumes no exercise of underwriters’ option to purchase up to 675,000 additional shares to cover over allotments, if any.

The underwriters may also purchase up to an additional 675,000 shares of common stock from us at the public offering price, less the underwriting discounts and commissions, payable by us to cover over-allotments, if any, within 30 days of the date of the prospectus supplement.

Delivery of the shares of common stock will be made on or about                 , 2008.

UBS Investment Bank	JMP Securities

BMO Capital Markets	Oppenheimer & Co.	Stifel Nicolaus

The date of this prospectus supplement is                 , 2008.

You should rely only on the information contained in this prospectus supplement and accompanying prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus supplement and accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and accompanying prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus supplement and accompanying prospectus is accurate only as of the date of this prospectus supplement and accompanying prospectus, as applicable, and under no circumstances should the delivery of this prospectus supplement and accompanying prospectus or the sale of any securities imply that the information in this prospectus supplement and accompanying prospectus is accurate as of any later date or that the affairs of Kohlberg Capital Corporation have not changed since the date hereof or thereof. We will update the information in these documents to reflect material changes only as required by law. Our business, financial condition, results of operations and prospectus may have changed since then.

KOHLBERG CAPITAL CORPORATION

Prospectus supplement

Prospectus

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which provides additional information.

This prospectus supplement is not complete without, and may not be utilized except in connection with, the accompanying prospectus dated July 9, 2008 and any amendments to such prospectus. This prospectus supplement provides supplemental information regarding the Company, updates and changes information contained in the prospectus dated July 9, 2008 and describes the specific terms of this offering. The accompanying prospectus dated July 9, 2008 gives more general information, some of which may not apply to this offering. You should carefully read both this prospectus supplement and the accompanying prospectus before deciding to invest in shares of common stock. If the information in this prospectus supplement conflicts with information in the accompanying prospectus, the information in this prospectus supplement shall control.

i

Fees and expenses

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses (as a percentage of the offering price)

Sales Load	5.5	%(1)
Offering Expenses	1.1	%(2)
Dividend Reinvestment Plan Fees	None	(3)
Total Stockholder Transaction Expenses	6.6%

Annual Expenses (as a percentage of net assets attributable to common stock)(4)

Operating Expenses	2.7	%(5)
Interest Payments on Borrowed Funds	3.1	%(6)
Total Annual Expenses	5.8%

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts are based upon payment by the Company of operating expenses at the levels set forth in the table above which, except as indicated above, does not include leverage or related expenses.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and sales load of 5.5%	$120	$227	$332	$586

(1)	Represents the underwriting discount with respect to the shares to be sold by us in this offering.
(2)	The percentage reflects estimated offering expenses of approximately $568,000 assuming a public offering price of $10.99 (based on the last reported sales of our common stock on August, 29, 2008).
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Administrative and other expenses” in our statement of operations. The participants in the dividend reinvestment plan pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	“Net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities), which were approximately $279 million as of June 30, 2008 and is estimated to be approximately $326 million immediately following the completion of this offering.
(5)	“Operating Expenses” represents an estimate of our annual operating expense. We do not have an investment adviser. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.

Fees and expenses

(6)	“Interest Payments on Borrowed Funds” represents an estimate of our annual interest expense based on payments assumed to be made under our credit facility. This estimate assumes that we borrow for investment purposes an amount equal to 44% of our total assets at a per annum interest rate of approximately 3.7%. Actual interest payments may differ from the amount shown.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

Prospectus supplement summary

This summary highlights some of the information in this prospectus supplement and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus supplement and accompanying prospectus. In this prospectus supplement, unless the context otherwise requires, “Company,” “Kohlberg Capital,” “we,” “us” and “our” refer to Kohlberg Capital Corporation (or Kohlberg Capital, LLC prior to the conversion described under “—Our Corporate Information”), in each case together with our wholly-owned portfolio company Katonah Debt Advisors, and “Katonah Debt Advisors” refers to Katonah Debt Advisors, L.L.C., together with the additional direct or indirect wholly-owned subsidiaries that we organize in connection with the business of Katonah Debt Advisors.

OVERVIEW

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors, manages collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading private equity firm focused on middle market investing. As of June 30, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by companies and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

Including employees of Katonah Debt Advisors, some of whom also serve as officers of the Company, we employ an experienced team of 20 investment professionals and 31 total staff members. Dayl W. Pearson, our President and Chief Executive Officer (“CEO”) and one of our directors, has been in the financial services industry for over 30 years. During the past 16 years, Mr. Pearson has focused almost exclusively in the middle market and has originated, structured and underwritten over $5 billion of debt and equity securities. R. Jon Corless, our Chief Investment Officer (“CIO”), has managed investment portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. E.A. Kratzman, our Vice President and the President of Katonah Debt Advisors, has more than 30 years of credit and investment experience and has participated in fundraising for 19 funds investing in loans, high-yield bonds and credit derivatives with an aggregate value of approximately $7 billion. Michael I. Wirth, our Chief Financial Officer (“CFO”) and Chief Compliance Officer (“CCO”), has over 19 years of experience in the structured finance industry and has advised, originated and/or managed portfolios with an aggregate value of $15 billion. The Chairman of our Board of Directors and Investment Committee, Christopher Lacovara, is one of the two co-managing partners of Kohlberg & Co. and has completed more than 25 leveraged buyouts and add-on acquisitions with an aggregate value of approximately $3.5 billion and has served on the boards of directors of numerous private and publicly-traded middle market companies.

Recent developments

Recent Market Developments. Recent events in the subprime mortgage sector have impacted the broader financial and credit markets and have reduced the availability of capital for both broadly syndicated loans (including capital available to invest through CLO Funds) and middle market loans. Even though we have no direct exposure to commercial or residential mortgage debt (subprime or otherwise) or other consumer borrowings, we believe that the recent reduction in liquidity may affect both our middle market investment business and the asset management business of Katonah Debt Advisors in several ways:

➢	We believe that the decrease in debt capital available to both corporate borrowers and private equity firms should result in higher interest spreads on loans and thereby increase future interest income available for distributions to our stockholders and to investors in CLO Funds.
➢	We expect that greater structural protection that lenders require for new loans, such as lower overall financial leverage and stricter maintenance financial covenants, will increase the opportunities for us to invest, since we have generally avoided investing in highly leveraged or “covenant light” credit facilities.
➢	We expect that the interest spread on debt issued by future CLO Funds managed by Katonah Debt Advisors will need to be higher than that on debt of its existing CLO Funds, and that Katonah Debt Advisors may need to evaluate other fund structures to continue the growth in its assets under management and fee income. Current CLO market conditions delayed the completion of several CLO Funds which Katonah Debt Advisors had expected to complete during 2007 and may delay the completion of CLO Funds anticipated to be completed during 2008.

OUR PORTFOLIO

Investment securities

We invest in senior secured loans and mezzanine debt and, to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. However, we may invest in other companies if we are presented with attractive opportunities. Our portfolio investments at fair value increased slightly from $505 million at December 31, 2007 to $506 million as of June 30, 2008. First lien loan balances at fair value decreased from $260 million at December 31, 2007 to $216 million at June 30, 2008. Second lien, mezzanine loan and bond positions increased from $151 million at December 31, 2007 to $164 million at June 30, 2008. We had equity securities, other than CLO equity securities, totaling $3.6 million and investments in CLO Fund securities of $57 million at fair value as of June 30, 2008. As of June 30, 2008, our investments in loans and debt securities had an annual weighted average interest rate of approximately 8.0%. For additional information regarding our investment portfolio and estimated net asset value as of June 30, 2008 see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investment Portfolio — Investment Securities.”

Investment in CLO Fund securities

We typically make a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO Funds managed by other asset management companies. The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. As of June 30, 2008, we had $57 million at fair value in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors. The CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred stock. As of June 30, 2008, all of the CLO Funds in which we hold investments maintained the original issue credit ratings on all classes of their securities and were continuing to make cash payments to all classes of investors. As of June 30, 2008, our seasoned (over a year since inception) CLO Fund securities had an average annual cash yield of 34%.

Investment in Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. As a manager of the CLO Funds, Katonah Debt Advisors expects to receive contractual and recurring management fees and any subsequent incentive management fees from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management, and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds its operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred stock. Katonah Debt Advisors also typically receives one-time structuring fees upon the creation of a new CLO Fund. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by commercial mortgages, residential mortgages or other consumer borrowings. As of June 30, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management, and our 100% equity interest in the company was valued at approximately $64 million compared to $2.1 billion and $59 million, respectively as of December 31, 2007.

Portfolio valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Investments for which market quotations are readily available are valued at such market quotations (“marked to market”). The Board of Directors has retained an independent valuation firm to provide third-party valuation consulting services, which consist of certain limited procedures that we identify and request the independent valuation firm to perform. As of June 30, 2008, approximately 55% of our investments were investments that were marked to market or for which we utilized the valuation services provided by the independent valuation firm in connection with the determination of fair value by our Board of Directors. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and a valuation process which are intended to provide a consistent basis for determining the fair value of the portfolio. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ significantly from the values that would have been used had a market existed for such investments or from the values that would have been placed on such assets by other market participants, and the differences could be material. See “Risk Factors — Risks Related to Our Investments — Our portfolio investments for which there is no readily available market, including our investment in Katonah Debt Advisors, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments” and “Determination of Net Asset Value” in the accompanying prospectus.

OUR STRATEGIC RELATIONSHIP WITH KOHLBERG & CO.

We believe that we derive substantial benefits from our strategic relationship with Kohlberg & Co. The Chairman and co-managing partners of Kohlberg & Co., each of whom is a member of our Board of Directors, and, in the case of the co-managing partners, also members of our Investment Committee, possess on average more than 20 years of investment banking and middle market investing experience.

Christopher Lacovara, one of the firm’s two co-managing partners, serves as the Chairman of our Board of Directors and of our Investment Committee. Through such participation, we have access to the expertise of these individuals in the middle market and leveraged investing, which we believe enhances our capital raising, due diligence, investment selection and credit analysis activities. Affiliates of Kohlberg & Co., including those who serve on our Board of Directors and on our Investment Committee, own, in the aggregate, approximately 15% of our outstanding common stock. Kohlberg & Co. is a leading U.S. private equity firm which manages investment funds that acquire middle market companies. Since its founding in 1987, Kohlberg & Co. has organized six private equity funds, through which it has raised approximately $3.5 billion of committed capital and completed more than 80 platform and add-on acquisitions with an aggregate value of approximately $8 billion.

Because we are an internally managed BDC, we do not pay any fees to Kohlberg & Co. or any of its affiliates. Under the 1940 Act, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the Securities and Exchange Commission (the “SEC”). In addition, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

COMPETITIVE ADVANTAGES

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

➢	Internally managed structure and significant management resources. We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders.
➢	Multiple sourcing capabilities for assets. We have multiple sources of loans, mezzanine investments and equity investments through our industry relationships, Katonah Debt Advisors and our strategic relationship with Kohlberg & Co. From January 1, 2007 through December 31, 2007, we reviewed 595 investment opportunities, which resulted in 50 completed transactions and a total gross investment of $374 million. Between January 1, 2008 and July 31, 2008, we reviewed approximately 234 transactions from 46 equity sponsors which resulted in 8 new transactions.
➢	Disciplined investment process. We employ a rigorous credit review process and due diligence intensive investment strategy which our senior management has developed over more than 20 years of lending. For each analyzed company, we develop our own underwriting case and multiple stress case scenarios and an event-specific financial model reflecting company, industry and market variables. Generally, both we and the CLO Funds managed by Katonah Debt Advisors have decided not to invest in highly leveraged or “covenant light” credit facilities.
➢	Katonah Debt Advisors’ credit platform. Katonah Debt Advisors serves as a source of our direct investment opportunities and cash flow, and certain credit analysts employed by Katonah Debt Advisors who also serve as officers of the Company serve as a resource for credit analysis.
➢	Investments in a wide variety of portfolio companies in a number of different industries with no exposure to mortgage-backed securities. As of June 30, 2008, our investment portfolio (excluding our investments in asset manager affiliates and CLO Fund securities) is spread across 26 different industries and 89 different entities with an average balance per entity of approximately $4 million. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by companies and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

➢	Strategic relationship with Kohlberg & Co. We believe that Kohlberg & Co. is one of the oldest and most well-known private equity firms focused on the middle market, and we expect to continue to derive substantial benefits from our strategic relationship with Kohlberg & Co.
➢	Significant equity ownership and alignment of incentives. Our senior management team, the senior management team of Katonah Debt Advisors and affiliates of Kohlberg & Co. together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our stockholders.

RISK FACTORS

Investing in Kohlberg Capital Corporation involves significant risks. The following is a summary of certain risks that you should carefully consider before investing in our securities. For a further discussion of these and other risk factors, please see “Risk Factors” beginning on page 16 of the accompanying prospectus.

Risks related to our business

➢	We have a limited operating history.
➢	We are dependent upon senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.
➢	We operate in a highly competitive market for investment opportunities.
➢	If we are unable to source investments effectively, we may be unable to achieve our investment objective.
➢	There is a risk that we may not make distributions.
➢	We may have difficulty paying our required distributions if we recognize income before or without receiving cash equal to such income.
➢	We may incur losses as a result of “first loss” agreements, including Katonah Debt Advisors’ agreement with Bear Stearns & Co. Inc. (“Bear Stearns”), into which we or Katonah Debt Advisors may enter in connection with warehousing credit arrangements which we put in place prior to raising a CLO Fund and pursuant to which we or Katonah Debt Advisors agree to reimburse credit providers for a portion of losses (if any) on warehouse investments. On May 30, 2008, JPMorgan Chase & Co. (“JPM”) acquired all of the outstanding capital stock of Bear Stearns in a merger transaction and Bear Stearns became a wholly-owned subsidiary of JPM.
➢	Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
➢	We may experience fluctuations in our quarterly and annual operating results and credit spreads.
➢	We are exposed to risks associated with changes in interest rates and spreads.
➢	The debt we incur could increase the risk of investing in our Company.
➢	Because we have outstanding indebtedness, we are exposed to additional risks, including the typical risks associated with leverage.
➢	The agreements governing our securitized revolving credit facility (“credit facility”) contain various covenants that limit our discretion in operating our business and also include certain financial covenants.
➢	Because we intend to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

➢	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Risks related to our investments

➢	Our investments may be risky, and you could lose all or part of your investment.
➢	Our portfolio investments for which there is no readily available market, including our investment in Katonah Debt Advisors, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.
➢	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.
➢	Economic recessions or downturns could negatively impact our portfolio companies and harm our operating results.
➢	Defaults by our portfolio companies could harm our operating results.
➢	When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.
➢	Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.
➢	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
➢	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
➢	Our investments in equity securities involve a substantial degree of risk.
➢	The lack of liquidity in our investments may adversely affect our business.
➢	We may not receive all or a portion of the income we expect to receive from Katonah Debt Advisors.
➢	We may not receive any return on our investment in the CLO Funds in which we have invested and we may be unable to raise additional CLO Funds.

Risks related to our operation as a BDC

➢	Our management team has limited experience managing a BDC.
➢	Our ability to enter into transactions with our affiliates is restricted.
➢	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.
➢	Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.
➢	If we do not invest a sufficient portion of our assets in “qualifying assets,” we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.
➢	If we are unable to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), we will be subject to corporate-level U.S. federal income tax, which will adversely affect our results of operations and financial condition.

Risks related to this offering

➢	There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.
➢	Investing in shares of our common stock may involve an above average degree of risk.
➢	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering.
➢	We may allocate the net proceeds from this offering, to the extent it is successful, in ways with which you may not agree.
➢	Our share price may be volatile and may fluctuate substantially.
➢	To the extent the stock price in this offering is above the net asset value of our common stock, investors may incur immediate dilution upon the closing of this offering.
➢	Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.
➢	If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.
➢	Our principal stockholders have substantial ownership in us, which could limit your ability to influence the outcome of key transactions, including a change of control. In addition, some of our stockholders may have interests in Kohlberg Capital that differ from yours.
➢	Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

FORWARD-LOOKING STATEMENTS

This prospectus supplement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The matters discussed in this prospectus supplement, as well as in future oral and written statements by management of Kohlberg Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to acquire or originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus supplement include statements as to:

➢	our future operating results;
➢	our business prospects and the prospects of our existing and prospective portfolio companies;
➢	the impact of investments that we expect to make;
➢	our informal relationships with third parties;

➢	the dependence of our future success on the general economy and its impact on the industries in which we invest;
➢	the ability of our portfolio companies to achieve their objectives;
➢	our expected financings and investments;
➢	our regulatory structure and tax treatment;
➢	our ability to operate and to qualify as a BDC and a RIC;
➢	the adequacy of our cash resources and working capital;
➢	the impact of volatility in credit markets generally and in the CLO market in particular; and
➢	the timing of cash flows, if any, from the operations of our portfolio companies, including Katonah Debt Advisors.

There are a number of important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements. For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus supplement, please see the discussion under “Risk Factors” in the accompanying prospectus. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus supplement relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus supplement.

Our qualification as a regulated investment company

As a RIC under Subchapter M of the Code, we intend to distribute to our stockholders (i) substantially all of our net investment income and the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (together referred to in this prospectus as “net investment company income”), plus (ii) any net capital gains (the excess, if any, of realized long-term capital gains over short-term capital losses). We intend to do so because to qualify for treatment as a RIC eligible for pass-through treatment, we must, among other things, meet certain source-of-income, asset diversification and distribution requirements. As a RIC eligible for pass-through tax treatment, we generally will not have to pay corporate-level taxes on any of our income and gains that we distribute to our stockholders. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company” in the accompanying prospectus. On March 13, 2007, we declared a dividend in the amount of $0.29 per share, on June 8, 2007, we declared a dividend in the amount of $0.35 per share, on September 24, 2007, we declared a dividend in the amount of $0.37 per share, on December 14, 2007, we declared a dividend in the amount of $0.39 per share, on March 14, 2008, we declared a dividend in the amount of $0.41 per share and on June 13, 2008, we declared a dividend in the amount of $0.41 per share. These dividends represented our estimated net investment company income for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, plus, with respect to the dividends declared in 2007, a portion of our undistributed 2006 net investment company income.

Our corporate information

We were organized in August 2006 as a Delaware limited liability company under the name Kohlberg Capital, LLC. Prior to the completion of our initial public offering, we acquired 100% of the equity interests in Katonah Debt Advisors, an entity through which Kohlberg & Co. historically conducted its middle market lending and asset management business, made an election to be regulated as a BDC, and converted to a Delaware corporation. Upon the completion of our initial public offering, we used approximately $185 million of the net proceeds to acquire a portfolio of senior secured term loans from an entity organized by Katonah Debt Advisors. We have elected to be treated as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2006.

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Use of proceeds

We estimate that our net proceeds from the sale of the 4,500,000 shares of common stock we are offering will be approximately $46.2 million and approximately $53.2 million, if the underwriters’ option is exercised in full, assuming a public offering price of $10.99 per share (based on the last reported sales price of our common stock on August 29, 2008) and after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. We may change the size of this offering based on demand and market conditions.

We intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and current market conditions. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 3 to 6 months of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and strategies and market conditions.

We invest primarily in senior secured term loans, mezzanine debt and selected equity investments issued by middle market companies. We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. We also may invest in debt of middle market companies located outside of the United States, which investments are not anticipated to be in excess of 10% of our investment portfolio at the time such investments are made.

Pending the uses described above, we intend to invest the net proceeds of this offering in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline. See “Regulation—Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Price range of common stock

Our common stock is traded on The Nasdaq Global Select Market under the symbol “KCAP.” We completed the initial public offering of our common stock in December 2006 at an initial public offering price of $15.00 per share. Prior to such initial public offering, there was no public market for our common stock. On June 30, 2008, the last reported closing price of our stock was $10.00 per share, which represented a discount of approximately 23.9% to the net asset value per share reported by us as of such date. As of August 28, 2008, we had 24 stockholders of record.

The following table sets forth the range of high and low closing prices of our common stock as reported on The Nasdaq Global Select Market since our initial public offering. The stock quotations are inter-dealer quotations and do not include markups, markdowns or commissions and as such do not necessarily represent actual transactions.

	NAV(1)	Price range		Premium/ discount of high sales price to NAV	Premium/ discount of low sales price to NAV

		High	Low
2006
Fourth Quarter (December 11, 2006 through December 31, 2006)	$14.29	$17.45	$15.79	122.1%	110.5%
2007
First quarter (January 1, 2007 through March 31, 2007)	$14.78	$18.00	$15.05	121.8%	101.8%
Second quarter (April 1, 2007 through June 30, 2007)	$15.39	$19.68	$15.75	127.9%	102.3%
Third quarter (July 1, 2007 through September 30, 2007)	$14.77	$19.10	$13.65	129.3%	92.4%
Fourth quarter (October 1, 2007 through December 31, 2007)	$14.38	$15.49	$10.00	107.7%	69.5%
2008
First quarter (January 1, 2008 through March 31, 2008)	$13.98	$12.99	$9.56	92.9%	68.4%
Second quarter (April 1, 2008 through June 30, 2008)	$13.14	$13.35	$9.41	101.6%	71.6%
Third quarter (July 1, 2008 through August 29, 2008)	(2)	$11.00	$8.15	(2)	(2)

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset value shown is based on outstanding shares at the end of the applicable period.
(2)	Net asset value has not yet been calculated for this period. We generally determine the net asset value per share of our common stock on a quarterly basis. See “Determination of Net Asset Value” in the accompanying prospectus.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. While our common stock has traded in excess of net asset value in the past, our common stock has recently traded below net asset value and is trading at below net asset value as of the date of this prospectus supplement. It is not possible to predict whether our shares, including the shares being offered hereby, will trade at, above or below net asset value.

Capitalization

The following table sets forth our capitalization as of June 30, 2008 on an actual basis and an as adjusted basis assuming the sale of 4,500,000 shares of our common stock at an estimated offering price of $10.99 (the last reported sales price of our common stock on August 29, 2008) after deducting the fee paid to the underwriters and the estimated expenses of the offering payable by us and the application of the estimated net proceeds as described in “Use of Proceeds.”

This table should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements included elsewhere in this prospectus supplement.

	As of June 30, 2008 (in thousands)
	Actual	As adjusted
Cash and cash equivalents	$14,292	$14,292
Debt:
Credit facility	230,000	230,000
Equity:
Common stock, par value $.01 per share, 100,000,000 common shares authorized; 21,334,732 and 21,234,482 common shares issued and outstanding at June 30, 2008 on an actual basis and 25,834,732 and 25,734,482, respectively on an as adjusted basis at June 30, 2008(1)	212	258
Capital in excess of par value	281,764	327,886
Distribution in excess of net investment income	(1,352)	(1,352)
Accumulated net realized losses	(622)	(622)
Net unrealized (depreciation) on investments	(1,024)	(1,024)
Total stockholders’ equity	278,979	325,146
Total capitalization	$508,979	$555,146

(1)	Reflects 100,250 reserved shares, as of June 30, 2008 on an actual and as adjusted basis.

Management’s discussion and analysis of financial condition and results of operations

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” appearing in the accompanying prospectus and “Forward-Looking Statements” appearing elsewhere in this prospectus supplement.

GENERAL

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors and its affiliates (collectively, “Katonah Debt Advisors”), manage collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., LLC (“Kohlberg & Co.”), a leading private equity firm focused on middle market investing. As of June 30, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

As a Regulated Investment Company (“RIC”), we intend to distribute to our stockholders substantially all of our net taxable income and the excess of realized net short-term capital gains over realized net long-term capital losses. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” The net asset value per share of our common stock at June 30, 2008 was $13.14. On June 30, 2008, the last reported sale price of a share of our common stock on The NASDAQ Global Select Market was $10.00.

Management’s discussion and analysis of financial condition and results of operations

KEY QUANTITATIVE AND QUALITATIVE FINANCIAL MEASURES AND INDICATORS

Net asset value

Our net asset value (“NAV”) per share was $13.14 and $14.38 as of June 30, 2008 and December 31, 2007, respectively. As we must report our assets at fair value for each reporting period, NAV also represents the amount of stockholder’s equity per share for the reporting period. Our NAV is comprised mostly of investment assets less debt and other liabilities:

	June 30, 2008 (unaudited)		December 31, 2007
	Fair value	Per share	Fair value	Per share
Investments at fair value:
Investments in debt securities	$380,692,261	$17.93	$410,954,082	$22.81
Investments in CLO Fund securities	56,843,236	2.68	31,020,000	1.72
Investments in equity securities	3,605,297	0.17	4,752,250	0.27
Investments in asset manager affiliates	65,210,050	3.07	58,585,360	3.25
Cash and cash equivalents	14,291,881	0.67	12,088,529	0.67
Other assets	12,232,776	0.58	15,741,738	0.87
Total assets	$532,875,501	$25.10	$533,141,959	$29.59
Borrowings	$230,000,000	$10.83	$255,000,000	$14.15
Other liabilities	23,896,457	1.13	19,073,795	1.06
Total liabilities	$253,896,457	$11.96	$274,073,795	$15.21
Net Asset Value	$278,979,044	$13.14	$259,068,164	$14.38

Leverage

We use borrowed funds, known as “leverage,” to make investments and to attempt to increase returns to our shareholders by reducing our overall cost of capital. As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. We are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. As of June 30, 2008, we had $230 million of outstanding borrowings and our asset coverage was 221%. Our borrowings are made pursuant to a revolving credit facility which permits maximum borrowings of up to $275 million and has a final maturity on October 1, 2012.

Investment portfolio summary attributes as of and for the six months ended June 30, 2008

Our investment portfolio generates net investment income which is generally used to fund our dividend. Our investment portfolio consists of three primary components: debt securities, CLO Fund securities and our investment in our wholly owned asset manager, Katonah Debt Advisors. We also have investments in equity securities of approximately $4 million, which comprises approximately 1% of our investment portfolio. Below are summary attributes for each of our primary investment portfolio components (see “ — Investment Portfolio” and “ — Portfolio and Investment Activity” in this prospectus supplement for a more detailed description) as of and for the six months ended June 30, 2008:

Debt Securities

➢	represent approximately 75% of total investment portfolio;
➢	represent credit instruments issued by corporate borrowers;

Management’s discussion and analysis of financial condition and results of operations

➢	no asset-backed securities such as those secured by commercial mortgages or residential mortgages and no consumer borrowings;
➢	primarily senior secured and junior secured loans (43% and 25% respectively);
➢	spread across 26 different industries and 88 different entities;
➢	average balance per entity of approximately $4.3 million;
➢	all but two issuers current on their debt service obligations;
➢	weighted average interest rate of 8.0%.

CLO Fund Securities (as of the last monthly trustee report prior to June 30, 2008 unless otherwise specified)

➢	represent approximately 11% of total investment portfolio at June 30, 2008;
➢	represent investments in subordinated securities or equity securities issued by CLO Funds;
➢	all CLO Funds invest primarily in credit instruments issued by corporate borrowers;
➢	no asset-backed securities such as those secured by commercial mortgages or residential mortgages and no consumer borrowings;
➢	all CLO Funds have made all required cash payments to all classes of investors;
➢	no ratings downgrades -all CLO Funds have maintained their original issue credit ratings on all rated classes of securities;
➢	nine different CLO Fund securities; five of such CLO Funds are managed by Katonah Debt Advisors;
➢	seasoned CLOs currently providing an annualized 34% cash return on investment during the twelve months ended June 30, 2008.

Katonah Debt Advisors

➢	represents approximately 13% of total investment portfolio;
➢	represents our 100% ownership of the equity interest of a profitable CLO Fund manager focused on corporate credit investing;
➢	Katonah Debt Advisors has approximately $2.3 billion of assets under management;
➢	receives contractual and recurring asset management fees based on par value of managed investments;
➢	typically receives a one-time structuring fee upon completion of a new CLO Fund;
➢	may receive an incentive fee upon liquidation of a CLO Fund provided that the CLO Fund achieves a minimum designated return on investment;
➢	dividends paid by Katonah Debt Advisors are recognized as dividend income from affiliate asset manager on our statement of operations and are an additional source of income to pay our dividend;
➢	for the six months ended June 30, 2008, Katonah Debt Advisors had after-tax net income of approximately $1.2 million;
➢	for the six months ended June 30, 2008, Katonah Debt Advisors distributed $350,000 of such income in the form of a dividend which is recognized as current earnings to the Company.

Management’s discussion and analysis of financial condition and results of operations

Revenue

Revenues consist primarily of investment income from interest and dividends on our investment portfolio and various ancillary fees related to our investment holdings.

Interest from Investments in Debt Securities.  We generate interest income from our investments in debt securities which consist primarily of senior and junior secured loans. Our debt securities portfolio is spread across multiple industries and geographic locations, and as such, we are broadly exposed to market conditions and business environments. As a result, although our investments are exposed to market risks, we continuously seek to limit concentration of exposure in any particular sector or issuer.

Dividends from Investments in CLO Fund Securities.  We generate dividend income from our investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The Company distinguishes CLO Funds managed by Katonah Debt Advisors as “CLO fund securities managed by affiliate.” The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. Our CLO Fund securities are subordinate to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

Dividends from Affiliate Asset Manager.  We generate dividend income from our investment in Katonah Debt Advisors, an asset management company, which is a wholly-owned portfolio company that manages CLO Funds that invest primarily in broadly syndicated non-investment grade loans, high yield bonds and other credit instruments issued by corporations. As a manager of CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees as well as an expected one-time structuring fee from the CLO Funds for its management and advisory services. In addition, Katonah Debt Advisors may also earn income related to net interest on assets accumulated for future CLO issuances on which it has provided a first loss guaranty in connection with loan warehouse arrangements for its CLO Funds. Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. The annual management fees which Katonah Debt Advisors receives are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as Katonah Debt Advisors manages the fund. As a result, the annual management fees earned by Katonah Debt Advisors generally are not subject to market value fluctuations in the underlying collateral. In future years, Katonah Debt Advisors may receive incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

Capital Structuring Service Fees.  We may earn ancillary structuring and other fees related to the origination and or investment in debt and investment securities.

Expenses

Expenses consist primarily of interest expense on outstanding borrowings, compensation expense and general and administrative expenses, including professional fees.

Interest and Amortization of Debt Issuance Costs.  Interest expense is dependent on the average outstanding balance on our revolving credit facility and the base index rate for the period. Debt issuance

Management’s discussion and analysis of financial condition and results of operations costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing.

Compensation Expense.  Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and bonus expenses are estimated and accrued as bonuses are paid annually. Our compensation arrangements with our employees contain a significant profit sharing and/or performance based bonus component. Therefore, as our net revenues increase, our compensations costs may also rise. In addition, our compensation expenses may also increase to reflect increased investment in personnel as we grow our products and businesses.

Professional Fees and General and Administrative Expenses.  The balance of our expenses include professional fees, occupancy costs and general administrative and other costs.

Net unrealized appreciation on investments

During the three and six months ended June 30, 2008, the Company’s investments had a decrease in net unrealized appreciation of approximately $465,000 and $8.3 million, respectively. The decrease in net unrealized appreciation for the three months ended June 30, 2008 is primarily due to (i) an approximate $340,000 net decrease in the market value of certain broadly syndicated loans as a result of current market conditions; (ii) an approximate $950,000 decrease in the net value of CLO equity investments as a result of current market conditions (there are no CLO Funds in payment default — all CLO Funds are providing a current cash return and have maintained their original ratings); and, (iii) an approximate $825,000 increase in the value of Katonah Debt Advisors due to an increase in assets under management to $2.3 billion at June 30, 2008.

The decrease in net unrealized appreciation for the six months ended June 30, 2008 is primarily due to (i) an approximate $9.3 million net decrease in the market value of certain broadly syndicated loans and equity investments as a result of current market conditions; (ii) an approximate $3.7 million decrease in the net value of CLO equity investments as a result of current market conditions (there are no CLO Funds in payment default — all CLO Funds are providing a current cash return and have maintained their original ratings); and, (iii) an approximate $4.7 million increase in the value of Katonah Debt Advisors due to an increase in assets under management to $2.3 billion at June 30, 2008.

Net increase in stockholders’ equity resulting from operations

The net increase in stockholders’ equity resulting from operations for the three months ended June 30, 2008 and 2007 was approximately $7 and $17 million, respectively, or $0.36 and $0.94 per share, respectively. The net increase in stockholders’ equity resulting from operations for the six months ended June 30, 2008 and 2007 was approximately $7 and $31 million, respectively, or $0.39 and $1.72 per share, respectively.

Net investment income and net realized gains

Net investment income and net realized gains represents the net increase in stockholders’ equity before net unrealized appreciation or depreciation on investments. For the three months ended June 30, 2008 and 2007, net investment income and realized gains was approximately $8 million and $5 million, respectively, or $0.38 and $0.30 per share, respectively. For the six months ended June 30, 2008 and 2007, net investment income and realized gains was approximately $16 million and $10 million, respectively, or $0.82 and $0.57 per share, respectively. Generally, we seek to fund our dividend from net investment income and net realized gains. For the six months ended June, 2008, dividend distributions totaled approximately $16 million or $0.82 per share.

Management’s discussion and analysis of financial condition and results of operations

Dividends

We intend to continue to distribute quarterly dividends to our stockholders. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

➢	98% of our ordinary net taxable income for the calendar year;
➢	98% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and
➢	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

Generally, we seek to fund our dividend from GAAP current earnings, primarily from net interest and dividend income generated by our investment portfolio and without a return of capital or a high reliance on realized capital gains. The following table sets forth the dividends declared by us since our initial public offering, which represent an amount equal to our estimated net investment company income for the specified quarter, including undistributed income from Katonah Debt Advisors, plus a portion of the undistributed amount of 2006 net investment company income distributed in 2007:

	Dividend	Declaration date	Record date	Pay date
2008:
First quarter	$0.41	3/14/08	4/8/07	4/28/08
Second quarter	0.41	6/13/08	7/9/08	7/28/08
2007:
Fourth quarter	$0.39	12/14/07	12/24/07	1/24/08
Third quarter	0.37	9/24/07	10/10/07	10/26/07
Second quarter	0.35	6/8/07	7/9/07	7/23/07
First quarter	0.29	3/13/07	4/6/07	4/17/07
Total declared for 2007	$1.40

Due to our ownership of Katonah Debt Advisors and certain timing, structural and tax considerations our dividend distributions may include a return of capital for tax purposes. For the six months ended June 30, 2008, Katonah Debt Advisors earned approximately $1.2 million of GAAP net income and distributed $350,000 in dividends to us and for the year ended December 31, 2007, Katonah Debt Advisors earned approximately $3 million of GAAP net income and distributed $500,000 in dividends to us; dividends are recorded as declared by Katonah Debt Advisors as income on our statement of operations. The Company intends to distribute, in the form of a dividend, the accumulated undistributed net income of Katonah Debt Advisors in the future.

INVESTMENT PORTFOLIO

Investment objective

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies, and from our investment in Katonah Debt Advisors. We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. We will primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. While our primary investment focus is on making loans to, and selected equity

Management’s discussion and analysis of financial condition and results of operations investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by CLO Funds managed by Katonah Debt Advisors or by other asset managers. However, our investment strategy is to limit the value of our investments in the debt or equity securities issued by CLO Funds to not more than 15% of the value of our total investment portfolio. We invest almost exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings.

The following table shows the Company’s portfolio by security type at June 30, 2008 and December 31, 2007:

	June 30, 2008 (unaudited)			December 31, 2007
Security type	Cost	Fair value	%(1)	Cost	Fair value	%(1)
Senior Secured Loan	$223,245,488	$216,214,013	42.7%	$265,390,844	$260,138,674	51.5%
Junior Secured Loan	136,744,636	125,317,627	24.7	120,620,715	113,259,293	22.4
Mezzanine Investment	33,057,899	31,933,121	6.3	32,418,975	33,066,115	6.5
Senior Subordinated Bond	3,008,716	2,287,500	0.5	3,009,230	2,490,000	0.5
Senior Unsecured Bond	5,196,812	4,940,000	1.0	2,000,000	2,000,000	0.4
CLO Fund Securities	65,630,476	56,843,236	11.2	36,061,264	31,020,000	6.1
Equity Securities	5,096,298	3,605,297	0.7	5,043,950	4,752,250	1.0
Affiliate Asset Managers	35,394,198	65,210,050	12.9	33,469,995	58,585,360	11.6
Total	$507,374,523	$506,350,844	100.0%	$498,014,973	$505,311,692	100.0%

(1)	Represents percentage of total portfolio at fair value.

Investment securities

We invest in senior secured loans and mezzanine debt and, in the future and to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. However, we may invest in other industries if we are presented with attractive opportunities.

Kohlberg Capital’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Duff & Phelps, LLC, an independent valuation firm, provided third party valuation consulting services to Kohlberg Capital’s Board of Directors which consisted of certain limited procedures that the Company’s Board of Directors identified and requested them to perform. Kohlberg Capital’s Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

At June 30, 2008, the Company’s investments in loans and debt securities, excluding CLO Fund securities, had a weighted average interest rate of approximately 8.0%.

We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will provide a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our

Management’s discussion and analysis of financial condition and results of operations investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also avoid concentrations in any one industry or issuer. We manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program.

The investment portfolio (excluding the Company’s investment in asset management affiliates and CLO Funds) at June 30, 2008 is spread across 26 different industries and 89 different entities with an average balance of approximately $4.3 million. As of June 30, 2008, all but two of our portfolio companies were current on their debt service obligations. The Company’s portfolio, including the CLO Funds in which it invests, and the CLO Funds managed by Katonah Debt Advisors consist almost exclusively of credit instruments issued by corporations and do not include investments in asset-backed securities, such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. We also may invest in debt of middle market companies located outside of the United States, which investments are generally not anticipated to be in excess of 10% of our investment portfolio at the time such investments are made. At June 30, 2008, approximately 13% of our investments were foreign assets (including our investments in CLO Funds, which are typically domiciled outside the U.S. and represent approximately 11% of our portfolio). As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

At June 30, 2008, our ten largest portfolio companies represented approximately 34% of the total fair value of our investments. Our largest investment, Katonah Debt Advisors which is our wholly-owned portfolio company, represented 13% of the total fair value of our investments. Excluding Katonah Debt Advisors and CLO Fund securities, our ten largest portfolio companies represent approximately 17% of the total fair value of our investments.

CLO Fund securities

We typically make a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO Funds managed by other asset management companies. As of June 30, 2008, we had $57 million at fair value in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors. During the six months ended June 30, 2008 and in connection with the closing of Katonah Debt Advisor’s most recent CLO Fund on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of the CLO Fund. As of June 30, 2008, all of the CLO Funds in which the Company holds investments maintained the original issue credit ratings on all rated classes of their securities, were distributing cash flows to all classes of investors and were performing in line with expectations with no breach of any material covenants. Our CLO Fund securities as of June 30, 2008 and December 31, 2007 are as follows:

Management’s discussion and analysis of financial condition and results of operations

			June 30, 2008		December 31, 2007
CLO Fund securities	Investment	%(1)	Cost	Fair value	Cost	Fair value
Grant Grove CLO, Ltd.	Subordinated Securities	22.2%	$4,521,101	$4,250,000	$4,415,580	$4,250,000
Katonah III, Ltd.	Preferred Shares	23.1	4,500,000	1,394,000	4,500,000	2,810,000
Katonah IV, Ltd.	Preferred Shares	17.1	3,150,000	1,012,000	3,150,000	2,420,000
Katonah V, Ltd.	Preferred Shares	26.7	3,320,000	831,000	3,320,000	420,000
Katonah VII CLO Ltd.(2)	Subordinated Securities	16.4	4,500,000	3,526,000	4,500,000	3,950,000
Katonah VIII CLO Ltd.(2)	Subordinated Securities	10.3	3,400,000	2,955,000	3,400,000	3,290,000
Katonah IX CLO Ltd.(2)	Preferred Shares	6.9	2,000,000	2,141,000	2,000,000	2,000,000
Katonah X CLO Ltd.(2)	Subordinated Securities	33.3	11,055,435	11,875,000	10,775,684	11,880,000
Katonah 2007-1 CLO Ltd. (2)	Preferred Shares	100.0	29,183,940	28,859,236	—	—
Total			$65,630,476	$56,843,236	$36,061,264	$31,020,000

(1) Represents percentage of class held.

(2) An affiliate CLO Fund managed by Katonah Debt Advisors.

The CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt. The underlying assets in our CLO Funds exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The table below summarizes certain attributes of each CLO Fund as per their June 2008 trustee report:

CLO Fund securities(1)	Number of securities	Number of issuers	Number of industries	Average security position size	Average issuer position size
Grant Grove CLO, Ltd.	236	177	33	$1,205,181	$1,606,908
Katonah III, Ltd.	281	195	35	1,279,087	1,843,198
Katonah IV, Ltd.	313	218	28	1,059,902	1,521,787
Katonah V, Ltd.	345	242	30	657,560	937,431
Katonah VII CLO Ltd.	243	174	33	1,395,979	1,949,556
Katonah VIII CLO Ltd.	242	170	32	1,560,538	2,221,472
Katonah IX CLO Ltd.	240	178	33	1,650,340	2,225,178
Katonah X CLO Ltd.	229	176	30	2,019,771	2,627,997
Katonah 2007-1 CLO Ltd.	181	141	31	1,682,953	2,160,386

(1)	All data from most recent Trustee reports as of 6/30/2008.

Management’s discussion and analysis of financial condition and results of operations

Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. As of June 30, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management, and was valued at approximately $64 million.

As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees as well as a one-time structuring fee from the CLO Funds for its management and advisory services. In addition, Katonah Debt Advisors may also earn income related to net interest on assets accumulated for future CLO issuances on which it has provided a first loss guaranty in connection with loan warehouse arrangements for its CLO Funds. Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. The annual management fees which Katonah Debt Advisors receives are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as Katonah Debt Advisors manages the fund. As a result, the annual management fees earned by Katonah Debt Advisors are not subject to market value fluctuations in the underlying collateral. Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

We expect to continue to make investments in CLO Funds managed by Katonah Debt Advisors, which we believe will provide us with a current cash investment return. We believe that these investments will provide Katonah Debt Advisors with greater opportunities to access new sources of capital which will ultimately increase Katonah Debt Advisors’ assets under management and resulting management fee income. We expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in Katonah Debt Advisors.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to us. Cash distributions of Katonah Debt Advisors’ net income is recorded as dividends from affiliate asset manager when declared. As with all other investments, Katonah Debt Advisors’ fair value is periodically determined. The valuation is based primarily on a percentage of its assets under management and/or based on Katonah Debt Advisors’ estimated operating income. Any change in value from period to period is recognized as unrealized gain or loss.

For the six months ended June 30, 2008, Katonah Debt Advisors had after-tax net income of approximately $1.2 million.

PORTFOLIO AND INVESTMENT ACTIVITY

Our primary business is lending to and investing in middle-market businesses through investments in senior secured loans, junior secured loans, subordinated/mezzanine debt investments, CLO equity investments and other equity-based investments, which may include warrants.

Management’s discussion and analysis of financial condition and results of operations

Total portfolio investment activity for the six months ended June 30, 2008 and for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Debt securities	CLO Fund securities	Equity securities	Affiliate asset managers	Total portfolio
2006 Activity:
Purchases / originations /draws	$191,706,724	$20,870,000	$—	$33,394,995	$245,971,719
Pay-downs / pay-offs / sales	(533,315)	—	—	(72,710)	(606,025)
Net amortized premium	(406,025)	—	—	—	(406,025)
Increase in fair value	—	—	—	4,252,710	4,252,710
Fair Value at December 31, 2006	$190,767,384	$20,870,000	$—	$37,574,995	$249,212,379
2007 Activity:
Purchases / originations /draws	$336,182,774	$14,775,000	$5,043,950	$75,000	$356,076,724
Pay-downs / pay-offs / sales	(104,037,559)	—	—	—	(104,037,559)
Net accretion of discount	260,848	416,264	—	—	677,112
Net realized gains	266,317	—	—	—	266,317
Increase (decrease) in fair value	(12,485,682)	(5,041,264)	(291,700)	20,935,365	3,116,719
Fair Value at December 31, 2007	$410,954,082	$31,020,000	$4,752,250	$58,585,360	$505,311,692
Year to Date 2008 Activity:
Purchases / originations /draws	$33,592,201	$28,859,236	$52,349	$1,924,203	$64,427,989
Pay-downs / pay-offs / sales	(55,418,329)	—	—	—	(55,418,329)
Net accretion of discount	261,908	709,977	—	—	971,885
Net realized losses	(621,993)	—	—	—	(621,993)
Increase (decrease) in fair value	(8,075,608)	(3,745,977)	(1,199,302)	4,700,487	(8,320,400)
Fair Value at June 30, 2008	$380,692,261	$56,843,236	$3,605,297	$65,210,050	$506,350,844

In December 2007, we committed to make an investment in a new distressed investment platform organized by Steven Panagos and Jonathan Katz and named Panagos and Katz Situational Investing (“PKSI”). Mr. Panagos was most recently national practice leader of Kroll Zolfo Cooper’s Corporate Advisory and Restructuring Practice and Mr. Katz was the founding partner of Special Situations Investing, a distressed investing vehicle of JP Morgan. We expect that funds managed by PKSI will invest in the debt and equity securities of companies that are restructuring due to financial or operational distress. We also expect that PKSI may selectively originate new credit facilities with borrowers that are otherwise unable to access traditional credit markets. We committed to invest up to $2.5 million directly in PKSI through an investment in Class A shares. We have a 35% economic interest in PKSI through our investment in Class B shares on which we will receive our pro rata share of its operating income and may make an investment of up to $25 million in funds managed by PKSI on which we will receive investment income. PKSI may also source distressed debt opportunities in which we may make direct investments. As of June 30, 2008, we funded approximately $1.2 million of our $2.5 million total commitment to PKSI which is an investment in the Class A shares of PKSI.

Both Katonah Debt Advisors and PKSI are considered affiliate investments. As of June 30, 2008, our affiliate asset manager investments at fair value are approximately $65 million.

The level of investment activity for investments funded and principal repayments for our investments can vary substantially from period to period depending on the number and size of investments that we invest

Management’s discussion and analysis of financial condition and results of operations in or divest of, and many other factors, including the amount and competition for the debt and equity securities available to middle market companies, the level of merger and acquisition activity for such companies and the general economic environment.

RESULTS OF OPERATIONS

The principal measure of our financial performance is the net increase in stockholders’ equity resulting from operations which includes net investment income (loss) and net realized and unrealized gain (loss). Net investment income (loss) is the difference between our income from interest, dividends, fees, and other investment income and our operating expenses. Net realized gain (loss) on investments, is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Set forth below is a discussion of our results of operations for the three and six months ended June 30, 2008 and 2007.

Investment income

Investment income for the three months ended June 30, 2008 and 2007 was approximately $12 million and $9 million, respectively. Of this amount, approximately $7 million in each period was attributable to interest income on our loan and bond investments. For the three months ended June 30, 2008 and 2007 approximately $1,000 and $805,000, respectively, of such interest income was attributable to interest on assets accumulated for future CLO issuances on which Katonah Debt Advisors entered into a first loss agreement in connection with loan warehouse arrangements for Katonah Debt Advisors CLO Funds. Approximately $5 million and $2 million, respectively, of investment income is attributable to dividends earned on CLO equity investments.

Investment income for the six months ended June 30, 2008 and 2007 was approximately $27 million and $15 million, respectively. Of this amount, approximately $17 million and $11 million, respectively was attributable to interest income on our loan and bond investments. For the six months ended June 30, 2008 and 2007 approximately $470,000 and $875,000, respectively, of such interest income was attributable to interest on assets accumulated for future CLO issuances on which Katonah Debt Advisors entered into a first loss agreement in connection with loan warehouse arrangements for Katonah Debt Advisors CLO Funds. Approximately $8 million and $3 million, respectively, of investment income is attributable to dividends earned on CLO equity investments.

Investment income is primarily dependent on the composition and credit quality of our investment portfolio. Generally, our debt securities portfolio is expected to generate predictable, recurring interest income in accordance with the contractual terms of each loan. Corporate equity securities may pay a dividend and may increase in value for which a gain may be recognized; generally such dividend payments and gains are less predictable than interest income on our loan portfolio. Dividends from CLO Fund securities are dependent on the performance of the underlying assets in each CLO Fund; interest payments, principal amortization and prepayments of the underlying loans in each CLO Fund are primary factors which determine the level of income on our CLO Fund securities.

Dividends from affiliate asset manager

As of June 30, 2008, our investment in Katonah Debt Advisors was approximately $64 million. For the three months ended June 30, 2008 and 2007, Katonah Debt Advisors had GAAP net income of approximately $240,000 and $650,000, respectively. For the six months ended June 30, 2008 and 2007, Katonah Debt Advisors had GAAP net income of approximately $1.2 million and $1.1 million, respectively. For the three months ended June 30, 2008 and 2007 no distributions of Katonah Debt Advisors’ net income were made. During the six months ended June 30, 2008 distributions of Katonah

Management’s discussion and analysis of financial condition and results of operations

Debt Advisors’ net income totaled $350,000; no such distributions were made during the six months ended June 30, 2007. Distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager. The Company intends to distribute the accumulated undistributed net income of Katonah Debt Advisors in the future. For purposes of calculating distributable tax income for required quarterly dividends as a RIC, Katonah Debt Advisors’ net income is further reduced by approximately $2 million per annum for tax goodwill amortization resulting from its acquisition by us prior to our initial public offering. As a result, the amount of our declared dividends, as evaluated by management and approved by our Board of Directors, is based on our evaluation of both distributable income for tax purposes and GAAP net investment income (which excludes unrealized gains and losses).

Expenses

Total expenses for the three months ended June 30, 2008 and 2007 was approximately $4.6 million and $3.3 million, respectively. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, was approximately $2.4 million and $1.1 million, respectively, on average debt outstanding of $235 million and $56 million, respectively. Approximately $1.5 million and $915,000, respectively, of expenses were attributable to employment compensation, including salaries, bonuses and stock option expense for the three months ended June 30, 2008 and 2007. For the three months ended June 30, 2008, other expenses included approximately $675,000 for professional fees, insurance, administrative and other. For the three months ended June 30, 2007, expenses included approximately $1.3 million for professional fees, insurance, administrative and other. For the three months ended June 30, 2008 and 2007, administrative and other costs totaled approximately $305,000 and $320,000, respectively, and include occupancy expense, insurance, technology and other office expenses.

Total expenses for the six months ended June 30, 2008 and 2007 was approximately $10.2 million and $5.0 million, respectively. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, was approximately $5.7 million and $1.2 million, respectively, on average debt outstanding of $245 million and $30 million, respectively. Approximately $2.7 million and $1.7 million, respectively, of expenses were attributable to employment compensation, including salaries, bonuses and stock option expense for the six months ended June 30, 2008 and 2007. For the six months ended June 30, 2008, other expenses included approximately $1.7 million for professional fees, insurance, administrative and other, and for the six months ended June 30, 2007, $2.1 million for professional fees, insurance, administrative and other. For the six months ended June 30, 2008 and 2007, administrative and other costs totaled approximately $650,000 and $620,000, respectively, and include occupancy expense, insurance, technology and other office expenses.

Interest and compensation expense are generally expected to be our largest expenses each period. Interest expense is dependent on the average outstanding principal balance on our revolving credit facility and the base index rate for the period. Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and bonus expenses are estimated and accrued since bonuses are paid annually.

Net unrealized appreciation on investments

During the three months ended June 30, 2008 and 2007, our total investments had a decrease in net unrealized appreciation of approximately $465,000 and an increase of $11.5 million, respectively. Of this amount, Katonah Debt Advisors had unrealized appreciation of approximately $825,000 and $12.3 million, respectively, offset by unrealized losses of approximately $1.3 million and $820,000, respectively, on debt securities, equity securities and CLO Fund securities in our investment portfolio.

During the six months ended June 30, 2008 and 2007, our total investments had a decrease in net unrealized appreciation of approximately $8.3 million and an increase of $20.5 million, respectively. Of

Management’s discussion and analysis of financial condition and results of operations this amount, Katonah Debt Advisors had unrealized appreciation of approximately $4.7 million and $21.4 million, respectively, offset by unrealized losses of approximately $13.0 million and $845,000, respectively, on debt securities, equity securities and CLO Fund securities in our investment portfolio.

The increase in the unrealized value of Katonah Debt Advisors is primarily as a result of an increase in Katonah Debt Advisors’ assets under management to $2.3 billion as on June 30, 2008. During the six months ended June 30, 2008, Katonah Debt Advisors increased its assets under management through the completion of the formation of Katonah 2007-1 CLO Ltd., which included approximately $315 million in assets. In addition, as of June 30, 2008, Katonah Debt Advisors had aggregated assets of approximately $275 million for new funds it expects to complete during 2008.

Net increase in stockholders’ equity resulting from operations

The net increase in stockholders’ equity resulting from operations for the three and six months ended June 30, 2008 was approximately $7.3 million and $7.5 million, respectively, or $0.36 and $0.39 per share.

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain investments, pay dividends to our stockholders and other general business needs. We recognize the need to have funds available for operating our business and to make investments. We seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet abnormal and unexpected funding requirements. We plan to satisfy our liquidity needs through normal operations with the goal of avoiding unplanned sales of assets or emergency borrowing of funds.

In addition to the traditional sources of available funds (issuance of new equity, debt or undrawn warehouse facility capacity), in the future, we may raise additional cash funds through the securitization of assets on our balance sheet through our wholly-owned asset manager, Katonah Debt Advisors. Such a securitization will provide cash for new investments on our balance sheet as well as additional management fee income and potentially increased value (as a result of increased assets under management) for Katonah Debt Advisors.

As a BDC, we are limited in the amount of leverage we can incur to finance our investment portfolio. We are required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock. As a result, our ability to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test.

As of June 30, 2008 and December 31, 2007 the fair value of investments and cash and cash equivalents were as follows:

	Investments at fair value
Security type	June 30, 2008	December 31, 2007
Cash and cash equivalents	$14,291,881	$12,088,529
Senior Secured Loan	216,214,013	260,138,674
Junior Secured Loan	125,317,627	113,259,293
Mezzanine Investment	31,933,121	33,066,115
Senior Subordinated Bond	2,287,500	2,490,000
Senior Unsecured Bond	4,940,000	2,000,000
CLO Fund Securities	56,843,236	31,020,000
Equity Securities	3,605,297	4,752,250
Affiliate Asset Managers	65,210,050	58,585,360
Total	$520,642,725	$517,400,221

Management’s discussion and analysis of financial condition and results of operations

On February 14, 2007, we entered into a securitization revolving credit facility (the “Facility”) under which we had a right to obtain up to $200 million in financing loaned by or through BMO Capital Markets Corp. On October 1, 2007, the Company amended the Facility to increase the Company’s borrowing capacity from $200 million to $275 million, extend the maturity date from February 12, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. The interest rate is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. Interest is payable monthly. Advances under the Facility are used by us primarily to make additional investments. The Facility is secured by loans acquired by us with the advances under the Facility. We will borrow under the Facility through its wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I.

As of June 30, 2008, the outstanding balance on the Facility was $230 million with available additional borrowing capacity of $45 million. As of June 30, 2008, we had restricted cash balances of approximately $6 million which we maintained in accordance with the terms of our Facility. A portion of these funds, approximately $3 million, was released to us in July 2008.

We expect our cash on hand, borrowings under our current Facility’s undrawn commitments, and cash generated from operations, including income earned from investments and any income distributions made by Katonah Debt Advisors, our wholly-owned portfolio company, will be adequate to meet our cash needs at our current level of operations. Our primary use of funds will be investments in secured lien loans, mezzanine debt and CLO Fund equity. In order to fund new originations, we intend to use cash on hand, advances under our credit Facility and equity financings. Our credit Facility contains collateral requirements, including, but not limited to, minimum diversity, rating and yield, and limitations on loan size. These limitations may limit our ability to fund certain new originations with advances under the Facility, in which case we will seek to fund originations using new debt or equity financings.

COMMITMENTS

We are a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on our balance sheet. Prior to extending such credit, we attempt to limit our credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of June 30, 2008 and December 31, 2007, we had committed to make a total of approximately $3 million and $4 million, respectively, of investments in various revolving senior secured loans, of which approximately $600,000 was funded as of June 30, 2008 and $866,000 was funded as of December 31, 2007. As of June 30, 2008 and December 31, 2007, we had committed to make a total of approximately $875,000 and $8 million, respectively, of investments in a delayed draw senior secured loans of which $0 was funded as of June 30, 2008 and approximately $5 million was funded as of December 31, 2007.

Katonah Debt Advisors is currently a party to an agreement with Bear Stearns entered into in connection with a warehouse credit line established to fund the initial accumulation of assets for three CLO funds, pursuant to which agreement Katonah Debt Advisors has undertaken certain “first loss” commitments, as described in more detail below. In return for Katonah Debt Advisors’ first loss commitment, Katonah Debt Advisors is entitled to receive net interest income from the underlying assets in the loan warehouse. In the future, Kohlberg Capital or Katonah Debt Advisors may enter into similar agreements in connection with funding the initial accumulation of senior secured corporate loans and certain other debt securities for future CLO Funds that Katonah Debt Advisors will manage. Such “first loss” commitments relate to (i) losses (if any) as a result of individual loan investments being ineligible for purchase by a new CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or,

Management’s discussion and analysis of financial condition and results of operations

(ii) if a new CLO Fund has not been completed before the expiration of the related warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of loans and debt securities funded by such warehouse credit line. In return for our first loss commitment, we receive net interest income from the underlying assets in the loan warehouse.

Katonah Debt Advisors has engaged Bear Stearns to structure and raise three CLO funds, to be named Katonah 2007-I CLO Ltd. (“Katonah 2007”), Katonah 2008-I CLO Ltd. (“Katonah 2008-I”) and Katonah 2008-II CLO Ltd. (“Katonah 2008-II” and, together with Katonah 2007 and Katonah 2008-I, the “CLO Funds”), and to be managed by Katonah Debt Advisors (directly or indirectly through a services contract with an affiliate of Katonah Debt Advisors). The agreement with Bear Stearns survives the merger of Bear Stearns with JPMorgan Chase in June 2008 and continues to be in effect in accordance with its original terms. As part of this engagement, Katonah Debt Advisors entered into certain credit lines with Bear Stearns to accumulate and fund into a loan warehouse the initial assets for the CLO Funds. As mentioned above, Katonah Debt Advisors has undertaken a first loss commitment, requiring Katonah Debt Advisors to reimburse Bear Stearns for (i) certain losses (if any) incurred on the assets warehoused for the CLO Funds prior to their completion, or (ii) if one or all of the CLO Funds fail to close, a portion of the losses (if any) on the resale of the warehoused assets. On January 23, 2008, Katonah Debt Advisors and Bear Stearns closed Katonah 2007. Kohlberg Capital received a structuring fee upon closing and Katonah Debt Advisors expects to earn an ongoing asset management fee based on the par amount of the underlying investments in Katonah 2007. Approximately $212 million of assets were transferred from the loan warehouse into Katonah 2007 and such assets are no longer subject to a first loss obligation. While the securities issued by the CLO funds managed by Katonah Debt Advisors are primarily held by third parties, Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of Katonah 2007. In connection with the closing of Katonah 2007, Katonah Debt Advisors’ maximum first loss obligation amount under its commitment letter with Bear Stearns was reduced from $22.5 million to $18 million.

As of June 30, 2008, Katonah 2008-I and Katonah 2008-II had acquired an aggregate of approximately $152 million and $123 million in assets, respectively, determined on the basis of the par value of such assets. If the portfolio of remaining warehoused assets for Katonah 2008-I and Katonah 2008-II had been liquidated in accordance with the terms of the engagement with Bear Stearns on June 30, 2008, the loss on such portfolio would have exceeded our maximum first loss obligation. Katonah Debt Advisors is currently in discussions with Bear Stearns regarding the timing and structure of the remaining CLO Funds, and its ability to access the warehouse credit line contemplated by the Bear Stearns commitment letter.

As of June 30, 2008, the Company funded approximately $1.2 million of our $2.5 million total commitment to PKSI which is an investment in the Class A shares of PKSI.

CRITICAL ACCOUNTING POLICIES

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

Basis of presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States. The financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods

Management’s discussion and analysis of financial condition and results of operations presented. Furthermore, the financial statements are based on the selection and application of critical accounting policies which may require management to make significant estimates and assumptions. Actual results could differ from those estimates. Critical accounting policies are those that are important to the presentation of our financial condition and results of operations that require management’s most difficult, complex or subjective judgments.

Valuation of portfolio investments

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio based on the nature of the security, the market for the security and other considerations including the financial performance and enterprise value of the portfolio company. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

We are, for GAAP purposes, an investment company under the AICPA Audit and Accounting Guide for Investment Companies. As a result, we reflect our investments on our balance sheet at their estimated fair value with unrealized gains and losses resulting from changes in fair value reflected as a component of unrealized gains or losses on our statements of operations. Fair value is the amount that would be received to sell the investments in an orderly transaction between market participants at the measurement date (i.e., the exit price). Additionally, we do not consolidate majority or wholly-owned and controlled investments.

Effective January 1, 2007 we adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which among other things, requires enhanced disclosures about financial instruments carried at fair value. See Note 4 to the financial statements for the additional information about the level of market observability associated with investments carried at fair value.

We have valued our investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments little market activity may exist; management’s determination of fair value is then based on the best information available in the circumstances, and may incorporate management’s own assumptions and involves a significant degree of management’s judgment.

Our investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and the cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there continue to be net cash distributions to the class of we securities own, or (ii) the net asset value of the CLO Fund for CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there are negligible net cash distributions to the class of securities we own, or (iii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds or preferred shares to those in which the Company has invested. We recognize unrealized

Management’s discussion and analysis of financial condition and results of operations appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Investment. We determine the fair value of our investments in CLO Fund securities on an individual security-by-security basis.

Our investment in Katonah Debt Advisors is carried at fair value and is based on multiple approaches to value which involve value drivers such as assets under management (“AUM”), cash flow, and earnings before income taxes, depreciation and amortization (“EBITDA”). These value drivers are analyzed in the context of both quantifiable historical experience and projected performance. AUM or earnings multiples from peer comparables are then applied to the value drivers to determine fair value. Our investments in Katonah Debt Advisors and CLO Fund securities are reviewed quarterly by Duff & Phelps, LLC, an independent valuation firm, who performs certain limited procedures that the Company’s Board of Directors identified and requested, and whose conclusion is that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

Fair values of other investments for which market prices are not observable are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class and or industry when such amounts are available. Generally these valuations are derived by multiplying a key performance metric of the investee company or asset (e.g., EBITDA) by the relevant valuation multiple observed for comparable companies or transactions, adjusted by management for differences between the investment and the referenced comparable. Such investments may also be valued at cost for a period of time after an acquisition as the best indicator of fair value. If the fair value of such investments cannot be valued by reference to observable valuation measures for comparable companies, then the primary analytical method used to estimate the fair value is a discounted cash flow method and/or cap rate analysis. A sensitivity analysis is applied to the estimated future cash flows using various factors depending on the investment, including assumed growth rates (in cash flows), capitalization rates (for determining terminal values) and appropriate discount rates to determine a range of reasonable values or to compute projected return on investment.

The determination of fair value using these methodologies takes into consideration a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. These valuation methodologies involve a significant degree of management judgment.

After our adoption of SFAS 157, investments measured and reported at fair value are classified and disclosed in one of the following categories:

➢	Level I — Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by SFAS 157, the Company does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.
➢	Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Investments which are generally included in this category include illiquid corporate loans and bonds and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.
➢	Level III — Pricing inputs are unobservable for the investment and includes situations where there is

Management’s discussion and analysis of financial condition and results of operations little, if any, market activity for the investment. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Our Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with GAAP.

Interest income

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We generally place a loan on non-accrual status and cease recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if we otherwise do not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of June 30, 2008, two issuers representing 1% of our total investments were on non-accrual status. As of December 31, 2007, no loans or debt securities were greater than 90 days past due or on non-accrual status.

Dividend income from CLO Fund securities

We generate dividend income from our investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. Our CLO Fund securities are subordinate to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. We make estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjust such accruals on a quarterly basis to reflect actual distributions.

Dividends from affiliate asset manager

The Company records dividend income from its affiliate asset manager on the declaration date.

Payment in kind interest

We may have loans in our portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our RIC status, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

Fee income

Fee income includes fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services and management services rendered by us to portfolio companies and other

Management’s discussion and analysis of financial condition and results of operations third parties. Commitment and facility fees are generally recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service and management service fees are generally recognized as income when the services are rendered.

Management compensation

We may, from time to time, issue stock options or restricted stock under the Kohlberg Capital Corporation 2006 Equity Incentive Plan as amended (our “Equity Incentive Plan”) to officers and employees for services rendered to us. We follow Statement of Financial Accounting Standards No. 123R (revised 2004), Accounting for Stock-Based Compensation, a method by which the fair value of options or restricted stock is determined and expensed. We use a Binary Option Pricing Model (American, call option) as its valuation model to establish the expected value of all stock option grants.

We are internally managed and therefore do not incur management fees payable to third parties.

Dividends

Dividends and distributions to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and fiscal year.

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of our common stock.

Underwriting

We are offering the shares of our common stock described in this prospectus supplement and the accompanying prospectus through the underwriters named below. UBS Securities LLC (“UBS”) and JMP Securities LLC (“JMP”) are the representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase the number of shares of common stock listed next to its name in the following table:

Underwriters	Number of shares
UBS Securities LLC
JMP Securities LLC
BMO Capital Markets Corp.
Oppenheimer & Co. Inc.
Stifel, Nicolaus & Company, Incorporated
Total

The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

Our common stock is offered subject to a number of conditions, including:

➢	receipt and acceptance of our common stock by the underwriters, and
➢	the underwriters’ right to reject orders in whole or in part.

In connection with this offering, certain of the underwriters or securities dealers may distribute prospectus supplements and prospectuses electronically.

Sales of shares made outside of the United States may be made by affiliates of the underwriters. Upon the execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein, and, as a result, will thereafter bear any risk associated with changing the offering price to the public or other selling terms.

OVER-ALLOTMENT OPTION

We have granted the underwriters an option to buy up to 675,000 additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus supplement to exercise this option. If the underwriters exercise this option, they will purchase additional shares approximately in proportion to the amounts specified in the table above.

SALES LOAD (UNDERWRITING DISCOUNTS AND COMMISSIONS)

Shares sold by the underwriters to the public will initially be offered at the offering price set forth on the cover of this prospectus supplement. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $   per share from the public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $   per share from the public offering price. If all the shares are not sold at the public offering price, the representatives may change the offering price and the other selling terms. Sales of shares made outside of the United States may be made by affiliates of the underwriters.

Underwriting

The following table shows the per share and total sales load (underwriting discounts and commissions) we will pay to the underwriters, assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional 675,000 shares:

	No exercise	Full exercise
Per share
Total

In compliance with the Financial Industry Regulatory Authority (“FINRA”) guidelines, the maximum compensation received by FINRA Members in connection with this offering will not exceed 10% of the gross proceeds of the offering, plus 0.5% for bona fide due diligence expenses.

We estimate that the total expenses of this offering payable by us, not including the sales load (underwriting discounts and commissions), will be approximately $568,000.

NO SALES OF SIMILAR SECURITIES

We, our executive officers and directors have entered into lock-up agreements with the underwriters. Under these agreements, we and each of these persons may not, without the prior written approval of UBS and JMP, subject to limited exceptions, offer, sell, contract to sell or otherwise transfer our common stock or securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 60 days after the date of this prospectus supplement. At any time and without public notice, UBS and JMP may release all or some of the securities from these lock-up agreements.

INDEMNIFICATION AND CONTRIBUTION

We have agreed to indemnify the underwriters and their controlling persons against certain liabilities, including liabilities under the Securities Act. If we are unable to provide this indemnification, we will contribute to payments the underwriters and their controlling persons may be required to make in respect of those liabilities.

NASDAQ GLOBAL SELECT MARKET LISTING

Our common stock is quoted on The Nasdaq Global Select Market under the trading symbol “KCAP.”

PRICE STABILIZATION, SHORT POSITIONS, PASSIVE MARKET MAKING

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

➢	stabilizing transactions;
➢	short sales;
➢	purchases to cover positions created by short sales;
➢	imposition of penalty bids; and
➢	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

Underwriting

The underwriters may close out any covered short position either by exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which they may purchase shares through the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market.

Naked short sales are in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on The Nasdaq Global Select Market, in the over-the-counter market or otherwise.

In addition, in connection with this offering the underwriters (and selling group members) may engage in passive market making transactions in our common stock on The Nasdaq Global Select Market prior to the pricing and completion of this offering. Passive market making consists of displaying bids on The Nasdaq Global Select Market no higher than the bid prices of independent market makers and making purchases at prices no higher than these independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are generally limited to a specified percentage of the passive market maker’s average daily trading volume in the common stock during a specified period and must be discontinued when such limit is reached. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of these transactions. If passive market making is commenced, it may be discontinued at any time.

AFFILIATIONS

BMO Capital Markets Corp. is a lender under a securitization revolving credit facility that has a $275 million borrowing capacity. We will borrow under this facility through our wholly-owned, special-purposes bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity, and Capital Resources” in this prospectus supplement.

The underwriters and their affiliates have provided and may provide certain commercial banking, financial advisory and investment banking services to us for which they receive fees. The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us in the ordinary course of their business.

NOTICE TO PROSPECTIVE INVESTORS IN THE EUROPEAN ECONOMIC AREA

In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each, a relevant member state), with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the relevant implementation date), an offer of shares described in this prospectus may not be made to the public in that relevant member state prior to the publication of a prospectus in relation to the shares that has been approved by the competent authority in that relevant member state or, where appropriate, approved in another relevant member state and notified to the competent authority in that relevant member state, all in accordance with the

Underwriting

Prospectus Directive, except that, with effect from and including the relevant implementation date, an offer of securities may be offered to the public in that relevant member state at any time:

➢	to any legal entity that is authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities; or
➢	to any legal entity that has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or
➢	in any other circumstances that do not require the publication of a prospectus pursuant to Article 3 of the Prospectus Directive.

Each purchaser of shares of our common stock described in this prospectus located within a relevant member state will be deemed to have represented, acknowledged and agreed that it is a “qualified investor” within the meaning of Article 2(1)(e) of the Prospectus Directive.

For purposes of this provision, the expression an “offer to the public” in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe the securities, as the expression may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each relevant member state.

The sellers of shares of our common stock have not authorized and do not authorize the making of any offer of shares through any financial intermediary on their behalf, other than offers made by the underwriters with a view to the final placement of the shares as contemplated in this prospectus. Accordingly, no purchaser of the shares, other than the underwriters, is authorized to make any further offer of the shares on behalf of the sellers or the underwriters.

NOTICE TO PROSPECTIVE INVESTORS IN THE UNITED KINGDOM

This prospectus is only being distributed to, and is only directed at, persons in the United Kingdom who fall within the definition of “qualified investor” as that term is defined in Section 86(1) of the Financial Services and Markets Act 2000 (“FSMA”) or otherwise in circumstances which do not result in an offer of transferable securities to the public in the United Kingdom within the meaning of FSMA. Any invitation or inducement to engage in investment activity by the underwriters (within the meaning of section 21 of the FSMA) in connection with an issue or sale of shares of our common stock may only be communicated or caused to be communicated and will only be communicated or caused to be communicated in circumstances in which section 21(1) of FSMA does not apply. All applicable provisions of the FSMA with respect to anything done by the underwriters in relation to the shares in, from or otherwise involving the United Kingdom must be complied with. This prospectus and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a “qualified investor” or a person to whom this prospectus may lawfully be communicated should not act or rely on this document or any of its contents.

Legal matters

Certain legal matters with respect to the validity of the shares of common stock we are offering will be passed upon for us by Ropes & Gray LLP, Boston, Massachusetts. Certain legal matters related to the offering will be passed upon for the underwriters by Clifford Chance US LLP, New York, New York.

Available information

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus supplement and accompanying prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus supplement and accompanying prospectus.

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which the accompanying prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfosec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

Kohlberg Capital Corporation

Financial statements for the quarterly period ended June 30, 2008

F-1

Kohlberg Capital Corporation

Balance sheets

	As of June 30, 2008	As of December 31, 2007
	(unaudited)
ASSETS
Investments at fair value:
Investments in debt securities (cost: 2008 — $401,253,551; 2007 — $423,439,764)	$380,692,261	$410,954,082
Investments in CLO fund securities managed by non-affiliates (cost: 2008 — $15,491,101; 2007 — $15,385,580)	7,487,000	9,900,000
Investments in CLO fund securities managed by affiliate (cost: 2008 — $50,139,375; 2007 — $20,675,684)	49,356,236	21,120,000
Investments in equity securities (cost: 2008 — $5,096,298; 2007 — $5,043,950)	3,605,297	4,752,250
Investments in asset manager affiliates (cost: 2008 — $35,394,198; 2007 — $33,469,995)	65,210,050	58,585,360
Total investments at fair value	506,350,844	505,311,692
Cash and cash equivalents	14,291,881	12,088,529
Restricted cash	5,753,303	7,114,364
Interest and dividends receivable	4,255,203	5,592,637
Due from affiliates	317,664	540,773
Other assets	1,906,606	2,493,964
Total assets	$532,875,501	$533,141,959
LIABILITIES
Borrowings	230,000,000	255,000,000
Payable for open trades	11,232,952	5,905,000
Accounts payable and accrued expenses	3,813,765	6,141,892
Dividend payable	8,849,740	7,026,903
Total liabilities	$253,896,457	$274,073,795
Commitments and contingencies (note 8)
Stockholders’ equity
Common stock, par value $.01 per share, 100,000,000 common shares authorized; 21,334,732 and 21,234,482 common shares issued and outstanding at June 30, 2008 and 18,017,699 issued and outstanding at December 31, 2007	212,345	180,177
Capital in excess of par value	281,764,129	253,253,152
Distribution in excess of net investment income	(1,351,756)	(1,661,884)
Accumulated net realized losses	(621,993)	—
Net unrealized appreciation (depreciation) on investments	(1,023,681)	7,296,719
Total stockholders’ equity	278,979,044	259,068,164
Total liabilities and stockholders’ equity	$532,875,501	$533,141,959
Net asset value per share	$13.14	$14.38

See accompanying notes to financial statements.

F-2

Kohlberg Capital Corporation

Statements of operations
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Investment income:
Interest from investments in debt securities	$7,464,325	$6,638,283	$17,164,160	$11,082,284
Interest from cash and cash equivalents	56,969	146,952	143,572	284,095
Dividends from investments in CLO fund securities managed by non-affiliates	2,211,687	1,053,731	3,749,894	2,169,286
Dividends from investments in CLO fund securities managed by affiliate	2,404,109	607,065	3,927,192	1,256,739
Dividends from affiliate asset manager	—	—	350,000	—
Capital structuring service fees	128,434	132,333	1,263,548	320,527
Total investment income	12,265,524	8,578,364	26,598,366	15,112,931
Expenses:
Interest and amortization of debt issuance costs	2,400,789	1,051,152	5,745,212	1,199,493
Compensation	1,531,876	916,523	2,708,715	1,734,186
Professional fees	303,426	955,342	920,074	1,378,728
Insurance	64,979	42,293	138,414	81,516
Administrative and other	305,794	320,423	651,021	619,705
Total expenses	4,606,864	3,285,733	10,163,436	5,013,628
Net investment income	7,658,660	5,292,631	16,434,930	10,099,303
Realized and unrealized gains (losses) on investments:
Net realized gains (losses) from investment transactions	104,320	133,227	(621,993)	219,462
Net change in unrealized gains (losses) on debt securities	(329,631)	(698,098)	(8,075,608)	104,893
Net change in unrealized losses on equity securities	(8,456)	—	(1,199,302)	—
Net change in unrealized gains on affiliate asset manager investments	823,747	12,332,741	4,700,487	21,415,851
Net change in unrealized losses on CLO fund securities managed by non-affiliates	(374,142)	(220,000)	(2,518,521)	(1,050,000)
Net change in unrealized gains (losses) on CLO fund securities managed by affiliate	(577,213)	100,000	(1,227,456)	100,000
Net realized and change in unrealized gains (losses) on investments	(361,375)	11,647,870	(8,942,393)	20,790,206
Net increase in stockholders’ equity resulting from operations	$7,297,285	$16,940,501	$7,492,537	$30,889,509
Earnings per common share — basic	$0.36	$0.94	$0.39	$1.72
Earnings per common share — diluted	$0.36	$0.94	$0.39	$1.71
Net investment income per common share — basic and diluted	$0.38	$0.29	$0.86	$0.56
Net investment income and net realized gains (losses) per common share — basic and diluted	$0.38	$0.30	$0.82	$0.57
Weighted average shares of common stock outstanding — basic	20,302,781	17,960,502	19,188,862	17,953,457
Weighted average shares of common stock outstanding — diluted	20,322,611	18,072,364	19,198,777	18,014,173

See accompanying notes to financial statements.

F-3

Kohlberg Capital Corporation

Statements of changes in net assets
(unaudited)

	Six months ended June 30,
	2008	2007
Operations:
Net investment income	$16,434,930	$10,099,303
Net realized gains (losses) from investment transactions	(621,993)	219,462
Net change in unrealized gains (losses) on investments	(8,320,400)	20,570,744
Net increase in net assets resulting from operations	7,492,537	30,889,509
Shareholder distributions:
Dividends from net investment income	(16,124,802)	(10,099,303)
Dividends in excess of net investment income (loss)	—	(1,171,828)
Distributions from realized gains	—	(220,539)
Net decrease in net assets resulting from shareholder distributions	(16,124,802)	(11,491,670)
Capital share transactions:
Issuance of common stock under dividend reinvestment plan	1,292,625	306,348
Issuance of common stock	26,925,213	—
Stock based compensation	325,307	305,600
Net increase in net assets resulting from capital share transactions	28,543,145	611,948
Net assets at beginning of period	259,068,164	256,400,423
Net assets at end of period (including accumulated distributions in excess of net investment income of $1,351,756 and $682,365 in 2008 and 2007, respectively)	$278,979,044	$276,410,211
Net asset value per common share	$13.14	$15.39
Common shares outstanding at end of period	21,234,482	17,963,525

See accompanying notes to financial statements.

F-4

Kohlberg Capital Corporation

Statements of cash flows
(unaudited)

	Six months ended June 30,
	2008	2007
Operating activities:
Net increase in stockholders’ equity resulting from operations	$7,492,537	$30,889,509
Adjustments to reconcile net increase in stockholders’ equity resulting from operations:
Net realized loss (gain) on investment transactions	621,993	(219,462)
Net unrealized loss (gain) on investments	8,320,400	(20,570,744)
Net accretion of discount on securities	(971,885)	(81,619)
Purchases of investments	(58,437,814)	(162,924,848)
Payment-in-kind interest	(662,223)	(137,305)
Proceeds from sale and redemption of investments	55,418,329	45,922,295
Stock based compensation expense	325,307	305,600
Changes in operating assets and liabilities:
Decrease (increase) in interest and dividends receivable	1,337,434	(3,360,587)
Decrease (increase) in other assets	587,358	(1,341,073)
Decrease (increase) in due from affiliate	223,109	(566,963)
Decrease in due to affiliate	—	(87,832)
(Decrease) increase in accounts payable and accrued expenses	(2,328,127)	1,576,641
Net cash provided by (used in) operating activities	11,926,418	(110,596,388)
Financing activities:
Issuance of common stock	26,925,213	—
Dividends paid in cash	(13,009,340)	(4,898,087)
Borrowings (repayment) of debt	(25,000,000)	100,000,000
Decrease (increase) in restricted cash	1,361,061	(2,753,263)
Net cash provided by (used in) financing activities	(9,723,066)	92,348,650
Change in cash and cash equivalents	2,203,352	(18,247,738)
Cash and cash equivalents, beginning of period	12,088,529	32,404,493
Cash and cash equivalents, end of period	$14,291,881	$14,156,755
Supplemental information:
Interest paid during the period	$4,753,989	$618,528
Non-cash dividends paid during the period under dividend reinvestment plan	$1,292,625	$306,348
Cash restricted during the period under terms of secured revolving credit facility	$5,732,180	$2,737,856

See accompanying notes to financial statements.

F-5

Kohlberg Capital Corporation
Schedules of investments
As of June 30, 2008
(unaudited)

Debt securities and bond portfolio

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan— Term Loan (First Lien) 5.2%, Due 6/13	$1,965,463	$1,965,463	$1,965,463
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan— Deferred Draw Term Loan (First Lien) 5.2%, Due 6/13	358,617	350,356	358,617
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan— Revolving Loan 5.5%, Due 6/13	—	—	—
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan— Second Lien Term Loan Note 8.5%, Due 6/14	5,000,000	5,000,000	5,000,000
Aero Products International, Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan— Term Loan 6.4%, Due 4/12	3,118,560	3,118,560	3,118,560
Aerostructures Acquisition LLC(6) Aerospace and Defense	Senior Secured Loan— Delayed Draw Term Loan 5.7%, Due 3/13	500,000	500,000	500,000
Aerostructures Acquisition LLC(6) Aerospace and Defense	Senior Secured Loan— Term Loan 5.8%, Due 3/13	6,256,250	6,256,250	6,256,250
AGA Medical Corporation(6) Healthcare, Education and Childcare	Senior Secured Loan— Tranche B Term Loan 4.7%, Due 4/13	3,832,209	3,829,612	3,678,921
AGS LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan— Delayed Draw Term Loan 5.5%, Due 5/13	444,280	438,420	422,066
AGS LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan— Initial Term Loan 5.5%, Due 5/13	3,175,402	3,133,518	3,016,632

F-6

Kohlberg Capital Corporation
Schedules of investments
As of June 30, 2008
(unaudited)

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
AmerCable Incorporated(6) Machinery (Non — Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan— Initial Term Loan 6.4%, Due 6/14	5,930,063	5,930,063	5,930,063
Astoria Generating Company Acquisitions, LLC(6) Utilities	Junior Secured Loan— Second Lien Term Loan C 6.6%, Due 8/13	4,000,000	4,045,065	3,875,000
Atlantic Marine Holding Company(6) Cargo Transport	Senior Secured Loan— Term Loan 6.0%, Due 3/14	1,730,705	1,740,895	1,722,046
Aurora Diagnostics, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan— Tranche A Term Loan (First Lien) 7.0%, Due 12/12	4,411,091	4,371,841	4,371,841
Awesome Acquisition Company (CiCi’s Pizza)(6) Personal, Food and Miscellaneous Services	Junior Secured Loan— Term Loan (Second Lien) 7.8%, Due 6/14	4,000,000	3,975,510	3,820,000
AZ Chem US Inc.(6) Chemicals, Plastics and Rubber	Junior Secured Loan— Second Lien Term Loan 8.2%, Due 2/14	4,000,000	3,960,094	3,220,000
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Senior Secured Loan— First Lien Term Loan 6.5%, Due 7/12	1,965,000	1,975,703	1,852,013
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Junior Secured Loan— Loan (Second Lien) 8.7%, Due 7/13	2,456,250	2,489,685	1,915,875
Bay Point Re Limited(3)(6) Insurance	Senior Secured Loan— Loan 7.2%, Due 12/10	140,000	140,758	140,000
Bicent Power LLC(6) Utilities	Junior Secured Loan— Advance (Second Lien) 6.8%, Due 12/14	4,000,000	4,000,000	3,730,000
BP Metals, LLC(6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan— First Lien Term Loan (June 2008) 11.8%, Due 6/13	5,000,000	5,000,000	5,000,000
Caribe Information Investments Incorporated(6) Printing and Publishing	Senior Secured Loan— Term Loan 5.0%, Due 3/13	1,707,996	1,701,217	1,528,657
Cast & Crew Payroll, LLC (Payroll Acquisition)(6) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan— Initial Term Loan 5.8%, Due 9/12	10,608,400	10,643,466	10,608,400

F-7

Kohlberg Capital Corporation
Schedules of investments
As of June 30, 2008
(unaudited)

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
CEI Holdings, Inc. (Cosmetic Essence)(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan— Term Loan 4.9%, Due 3/14	1,698,723	1,615,524	1,528,851
Centaur, LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan— Term Loan (First Lien) 6.8%, Due 10/12	4,122,807	4,074,769	3,978,509
Centaur, LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan— Delayed Draw Term Loan 6.8%, Due 10/12	—	—	—
Charlie Acquisition Corp. Personal, Food and Miscellaneous Services	Mezzanine Investment— Senior Subordinated Notes 15.5%, Due 6/13	10,360,491	10,194,798	9,324,442
Clarke American Corp.(6) Printing and Publishing	Senior Secured Loan— Tranche B Term Loan 5.3%, Due 6/14	2,970,000	2,970,000	2,524,500
Clayton Holdings, Inc(6) Finance	Senior Secured Loan— Term Loan 5.5%, Due 12/11	298,714	299,747	298,714
CoActive Technologies, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan— Term Loan (First Lien) 5.8%, Due 7/14	3,980,000	3,962,521	3,962,521
CoActive Technologies, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan— Term Loan (Second Lien) 9.6%, Due 1/15	2,000,000	1,963,977	1,963,977
Coastal Concrete Southeast, LLC Buildings and Real Estate(4)	Mezzanine Investment— Mezzanine Term Loan 10.0%, Due 3/13	8,454,087	8,084,396	7,608,679
Cooper-Standard Automotive Inc(6) Automobile	Senior Unsecured Bond 8.4%, Due 12/14	4,000,000	3,196,812	2,940,000
DaimlerChrysler Financial Services Americas LLC(6) Finance	Senior Secured Loan— Term Loan (First Lien) 6.8%, Due 8/12	3,979,975	3,709,025	3,295,897
Dealer Computer Services, Inc. (Reynolds & Reynolds)(6) Electronics	Junior Secured Loan— Term Loan (Second Lien) 8.3%, Due 10/13	1,000,000	1,008,726	990,000
Dealer Computer Services, Inc. (Reynolds & Reynolds)(6) Electronics	Junior Secured Loan— Term Loan (Third Lien) 10.3%, Due 4/14	5,500,000	5,462,361	5,462,361
Delta Educational Systems, Inc.(6) Healthcare, Education and Childcare	Senior Secured Loan— Term Loan 8.3%, Due 6/12	2,812,107	2,812,107	2,798,047

F-8

Kohlberg Capital Corporation
Schedules of investments
As of June 30, 2008
(unaudited)

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Dresser, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan— Term Loan (Second Lien) 8.5%, Due 5/15	3,000,000	2,961,813	2,888,760
DRI Holdings, Inc.(6) Healthcare, Education and Childcare	Junior Secured Loan— US Term Loan (Second Lien) 9.1%, Due 7/15	6,000,000	5,366,194	5,700,000
Edgestone CD Acquisition Corp. (Custom Direct)(6) Printing and Publishing	Senior Secured Loan— Term Loan (First Lien) 5.6%, Due 12/13	4,478,476	4,483,286	4,478,476
Edgestone CD Acquisition Corp. (Custom Direct)(6) Printing and Publishing	Junior Secured Loan— Loan (Second Lien) 8.8%, Due 12/14	5,000,000	5,000,000	5,000,000
eInstruction Corporation(6) Healthcare, Education and Childcare	Senior Secured Loan— Initial Term Loan 6.5%, Due 7/13	4,945,087	4,945,087	4,945,087
eInstruction Corporation(6) Healthcare, Education and Childcare	Junior Secured Loan— Term Loan (Second Lien) 14.0%, Due 7/14	10,000,000	10,000,000	10,000,000
Emerson Reinsurance Ltd.(3) Insurance	Senior Secured Loan— Series C Loan 8.1%, Due 12/11	1,000,000	1,000,000	1,000,000
Endeavor Energy Resources, L.P.(6) Oil and Gas	Junior Secured Loan— Second Lien Term Loan 7.0%, Due 3/12	4,000,000	4,000,000	4,000,000
Fasteners For Retail, Inc.(6) Diversified/Conglomerate Manufacturing	Senior Secured Loan— Term Loan 7.2%, Due 12/12	4,343,250	4,350,318	4,299,817
FD Alpha Acquisition LLC (Fort Dearborn)(6) Printing and Publishing	Senior Secured Loan— US Term Loan 5.5%, Due 11/12	1,866,729	1,726,531	1,838,728
First American Payment Systems, L.P.(6) Finance	Senior Secured Loan— Term Loan 5.6%, Due 10/13	3,642,000	3,642,000	3,550,950
Flatiron Re Ltd.(3)(6) Insurance	Senior Secured Loan— Closing Date Term Loan 7.1%, Due 12/10	1,191,853	1,199,223	1,191,853
Flatiron Re Ltd.(3)(6) Insurance	Senior Secured Loan— Delayed Draw Term Loan 7.1%, Due 12/10	577,304	580,873	577,304
Ford Motor Company(6) Automobile	Senior Secured Loan— Term Loan 5.5%, Due 12/13	1,979,899	1,977,715	1,616,717
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond 10.1%, Due 12/16	3,000,000	3,008,716	2,287,500

F-9

Kohlberg Capital Corporation
Schedules of investments
As of June 30, 2008
(unaudited)

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Frontier Drilling USA, Inc.(6) Oil and Gas	Senior Secured Loan— Term B Advance 6.6%, Due 6/13	2,000,000	1,998,067	1,870,000
Ginn LA Conduit Lender, Inc.(10) Buildings and Real Estate(4)	Senior Secured Loan— First Lien Tranche A Credit-Linked Deposit 6.0%, Due 6/11	1,257,143	1,224,101	942,857
Ginn LA Conduit Lender, Inc.(10) Buildings and Real Estate(4)	Senior Secured Loan— First Lien Tranche B Term Loan 9.5%, Due 6/11	2,694,857	2,624,028	2,021,143
Ginn LA Conduit Lender, Inc.(10) Buildings and Real Estate(4)	Junior Secured Loan— Second Lien Term Loan 13.5%, Due 6/12	3,000,000	2,715,997	750,000
Gleason Works, The(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan— New US Term Loan 4.4%, Due 6/13	2,437,280	2,444,134	2,303,230
Hawkeye Renewables, LLC(6) Farming and Agriculture	Senior Secured Loan— Term Loan (First Lien) 7.2%, Due 6/12	2,908,544	2,849,012	2,190,774
HMSC Corporation (aka Swett and Crawford)(6) Insurance	Junior Secured Loan— Loan (Second Lien) 8.2%, Due 10/14	5,000,000	4,817,204	4,550,000
Huish Detergents Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan— Loan (Second Lien) 7.1%, Due 10/14	1,000,000	1,000,000	833,000
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan— Initial Term Loan (First Lien) 5.2%, Due 4/14	4,023,929	3,851,124	3,420,339
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan— Loan (Second Lien) 9.5%, Due 10/14	3,000,000	3,000,000	2,347,500
IAL Acquisition Co. (International Aluminum Corporation)(6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan— Term Loan 5.2%, Due 3/13	3,022,981	3,022,981	3,022,981
Infiltrator Systems, Inc.(6) Ecological	Senior Secured Loan— Term Loan 7.5%, Due 9/12	3,930,000	3,919,181	3,919,181
Inmar, Inc.(6) Retail Stores	Senior Secured Loan— Term Loan 5.0%, Due 4/13	3,755,829	3,755,829	3,755,829

F-10

Kohlberg Capital Corporation
Schedules of investments
As of June 30, 2008
(unaudited)

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	Senior Secured Loan— 1st Lien Term Loan 6.4%, Due 5/12	5,850,000	5,870,517	5,850,000
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	Junior Secured Loan— Term Loans (Second Lien) 10.4%, Due 5/13	3,000,000	3,019,877	3,000,000
Jones Stephens Corp.(6) Buildings and Real Estate(4)	Senior Secured Loan— Term Loan 6.6%, Due 9/12	10,167,912	10,142,936	10,142,936
JW Aluminum Company(6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan— Term Loan (2nd Lien) 8.7%, Due 12/13	5,371,429	5,388,768	5,210,286
Kepler Holdings Limited(3)(6) Insurance	Senior Secured Loan— Loan 8.3%, Due 6/09	5,000,000	5,013,426	5,000,000
KIK Custom Products Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan— Loan (Second Lien) 7.9%, Due 12/14	5,000,000	5,000,000	3,400,000
La Paloma Generating Company, LLC(6) Utilities	Junior Secured Loan— Loan (Second Lien) 6.3%, Due 8/13	2,000,000	2,015,677	1,890,000
LBREP/L-Suncal Master I LLC(6)(10) Buildings and Real Estate(4)	Senior Secured Loan— Term Loan (First Lien) 7.3%, Due 1/10	3,875,156	3,816,779	2,906,367
LBREP/L-Suncal Master I LLC(6)(10) Buildings and Real Estate(4)	Junior Secured Loan— Term Loan (Second Lien) 11.3%, Due 1/11	2,000,000	1,920,194	500,000
LBREP/L-Suncal Master I LLC(10) Buildings and Real Estate(4)	Junior Secured Loan— Term Loan (Third Lien) 11.8%, Due 2/12	2,332,868	2,332,868	233,287
Legacy Cabinets, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan— Term Loan 7.1%, Due 8/12	2,281,464	2,281,464	2,281,464
Levlad, LLC & Arbonne International, LLC(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan— Term Loan 5.1%, Due 3/14	2,788,274	2,788,274	1,958,763
LN Acquisition Corp. (Lincoln Industrial)(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan— Initial Term Loan (Second Lien) 8.5%, Due 1/15	2,000,000	2,000,000	1,970,000

F-11

Kohlberg Capital Corporation
Schedules of investments
As of June 30, 2008
(unaudited)

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
LPL Holdings, Inc.(6) Finance	Senior Secured Loan— Tranche D Term Loan 4.8%, Due 6/13	3,321,819	3,343,382	3,155,728
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan— Term Loan (First Lien) 6.7%, Due 12/12	5,944,995	5,927,035	5,927,035
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	Junior Secured Loan— Term Loan (Second Lien) 9.9%, Due 6/13	1,000,000	1,000,000	1,000,000
Murray Energy Corporation(6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan— Tranche B Term Loan (First Lien) 5.5%, Due 1/10	1,959,494	1,966,931	1,900,709
National Interest Security Company, L.L.C.(6) Aerospace and Defense	Senior Secured Loan— Term Loan — 1st Lien 7.8%, Due 12/12	8,287,500	8,287,500	8,287,500
Northeast Biofuels, LP(6) Farming and Agriculture	Senior Secured Loan— Construction Term Loan 6.2%, Due 6/13	1,365,854	1,368,464	1,229,268
Northeast Biofuels, LP(6) Farming and Agriculture	Senior Secured Loan— Synthetic LC Term Loan 6.2%, Due 6/13	536,585	537,611	482,927
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan— Term Loan 7.4%, Due 6/11	3,958,333	3,938,709	3,938,709
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan— Incremental Term Loan Add On 7.3%, Due 6/11	800,562	800,562	800,562
Pegasus Solutions, Inc.(6) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan— Term Loan 6.1%, Due 4/13	5,725,000	5,725,000	5,725,000
Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Unsecured Bond 10.5%, Due 4/15	2,000,000	2,000,000	2,000,000
Primus International Inc.(6) Aerospace and Defense	Senior Secured Loan— Term Loan 4.9%, Due 6/12	1,252,922	1,255,174	1,221,599
QA Direct Holdings, LLC(6) Printing and Publishing	Senior Secured Loan— Term Loan 6.9%, Due 8/14	4,962,406	4,917,438	4,917,438
Resco Products, Inc.(6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan— Term Loan (Second Lien) 10.7%, Due 6/14	6,650,000	6,454,727	6,559,128

F-12

Kohlberg Capital Corporation
Schedules of investments
As of June 30, 2008
(unaudited)

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Rhodes Companies, LLC, The(6) Buildings and Real Estate(4)	Senior Secured Loan— First Lien Term Loan 10.3%, Due 11/10	1,771,111	1,694,768	1,363,756
Rhodes Companies, LLC, The(6) Buildings and Real Estate(4)	Junior Secured Loan— Second Lien Term Loan 11.6%, Due 11/11	2,003,722	2,013,473	1,269,037
San Juan Cable, LLC(6) Broadcasting and Entertainment	Junior Secured Loan— Second Lien Term Loan 8.2%, Due 10/13	3,000,000	2,980,793	2,850,000
Schneller LLC(6) Aerospace and Defense	Senior Secured Loan— Term Loan 6.2%, Due 6/13	4,718,391	4,677,759	4,694,799
Seismic Micro-Technology, Inc. (SMT)(6) Electronics	Senior Secured Loan— Term Loan 5.2%, Due 6/12	950,883	948,787	948,787
Seismic Micro-Technology, Inc. (SMT)(6) Electronics	Senior Secured Loan— Term Loan 5.2%, Due 6/12	1,426,324	1,423,180	1,423,180
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	Senior Secured Loan— Term Loan (First Lien) 5.0%, Due 6/14	3,950,050	3,950,050	3,950,050
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	Junior Secured Loan— Loan (Second Lien) 9.5%, Due 12/14	7,500,000	7,500,000	7,500,000
Standard Steel, LLC(6) Cargo Transport	Senior Secured Loan— Delayed Draw Term Loan 5.0%, Due 7/12	821,539	826,516	821,539
Standard Steel, LLC(6) Cargo Transport	Senior Secured Loan— Initial Term Loan 5.3%, Due 7/12	4,076,499	4,101,193	4,076,499
Standard Steel, LLC(6) Cargo Transport	Junior Secured Loan— Loan (Second Lien) 8.8%, Due 7/13	1,750,000	1,759,312	1,750,000
Stolle Machinery Company(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan— First Lien Term Loan 7.0%, Due 9/12	970,063	974,514	970,063
Stolle Machinery Company(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan— Loan (Second Lien) 9.0%, Due 9/13	700,000	709,663	700,000
TPF Generation Holdings, LLC(6) Utilities	Junior Secured Loan— Second Lien Term Loan 7.1%, Due 12/14	2,000,000	2,030,724	1,900,000

F-13

Kohlberg Capital Corporation
Schedules of investments
As of June 30, 2008
(unaudited)

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
TransAxle LLC Automobile	Senior Secured Loan— Revolver 6.8%, Due 8/11	600,000	596,509	597,905
TransAxle LLC(6) Automobile	Senior Secured Loan— Term Loan 6.8%, Due 9/12	2,654,310	2,654,310	2,654,310
TUI University, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan— Term Loan 6.0%, Due 10/14	3,970,000	3,789,311	3,791,350
Twin-Star International, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan— Term Loan 5.6%, Due 4/13	4,950,000	4,950,000	4,950,000
United Maritime Group, LLC (fka Teco Transport Corporation)(6) Cargo Transport	Junior Secured Loan— Term Loan (Second Lien) 10.0%, Due 12/13	4,500,000	4,500,000	4,500,000
Walker Group Holdings LLC(6) Cargo Transport	Junior Secured Loan— Term Loan (Second Lien) 12.5%, Due 12/12	7,500,000	7,500,000	7,500,000
Water PIK, Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan— Loan (First Lien) 5.7%, Due 6/13	1,975,025	1,963,467	1,935,525
Wesco Aircraft Hardware Corp.(6) Aerospace and Defense	Junior Secured Loan— Second Lien Term Loan 8.6%, Due 3/14	4,132,887	4,163,765	4,070,894
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment 11.0%, Due 2/15	5,000,000	4,778,705	5,000,000
WireCo WorldGroup Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment 11.0%, Due 2/15	10,000,000	10,000,000	10,000,000
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan— Acquisition Term Loan 5.1%, Due 6/12	779,802	769,949	733,014
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan— Synthetic Letter of Credit 4.7%, Due 6/12	668,412	659,966	628,307
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan— Synthetic Revolver Deposits 4.7%, Due 6/12	167,103	164,992	157,077

F-14

Kohlberg Capital Corporation
Schedules of investments
As of June 30, 2008
(unaudited)

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Wolf Hollow I, LP(6) Utilities	Junior Secured Loan— Term Loan (Second Lien) 7.3%, Due 12/12	2,683,177	2,688,169	2,468,522
X-Rite, Incorporated(6) Electronics	Senior Secured Loan— Term Loan (First Lien) 9.5%, Due 10/12	990,013	985,710	990,013
X-Rite, Incorporated(6) Electronics	Junior Secured Loan— Loan (Second Lien) 10.5%, Due 10/13	1,000,000	1,000,000	1,000,000
Total Investment in Debt Securities and Bonds (137% of net asset value at fair value)		$405,474,235	$401,253,551	$380,692,261

Equity Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Aerostructures Holdings L.P.(7) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$1,000,000
Allen-Vanguard Corporation(3)(7) Aerospace and Defense	Common Shares	0.0%	42,541	25,680
Coastal Concrete Southeast, LLC(3)(8) Buildings and Real Estate(4)	Warrants	3.5%	474,140	—
eInstruction Acquisition, LLC(7) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,079,617
FP WRCA Coinvestment Fund VII, Ltd.(3)(7) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	0.7%	1,500,000	1,500,000
Park Avenue Coastal Holding, LLC(7) Buildings and Real Estate(4)	Common Interests	2.0%	1,000,000	—
Total Investment in Equity Securities (1% of net asset value at fair value)			$5,096,298	$3,605,297

F-15

Kohlberg Capital Corporation
Schedules of investments
As of June 30, 2008
(unaudited)

CLO Fund Securities

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3)	Subordinated Securities	22.2%	$4,521,101	$4,250,000
Katonah III, Ltd.(3)	Preferred Shares	23.1%	4,500,000	1,394,000
Katonah IV, Ltd.(3)	Preferred Shares	17.1%	3,150,000	1,012,000
Katonah V, Ltd.(3)	Preferred Shares	26.7%	3,320,000	831,000
Katonah VII CLO Ltd.(3)(9)	Subordinated Securities	16.4%	4,500,000	3,526,000
Katonah VIII CLO Ltd(3)	Subordinated Securities	10.3%	3,400,000	2,955,000
Katonah IX CLO Ltd(3)(9)	Preferred Shares	6.9%	2,000,000	2,141,000
Katonah X CLO Ltd(3)(9)	Subordinated Securities	33.3%	11,055,435	11,875,000
Katonah 2007-I CLO Ltd.(3)(9)	Preferred Shares	100.0%	29,183,940	28,859,236
Total Investment in CLO Fund Securities (20% of net asset value at fair value)			$65,630,476	$56,843,236

Affiliate Investments

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Katonah Debt Advisors Asset Management Company	Preferred Shares	100.0%	$34,151,495	$63,967,347
PKSI Asset Management Company	Class A Shares	100.0%	1,239,203	1,239,203
PKSI Asset Management Company	Class B Shares	35.0%	3,500	3,500
Total Investment in Affiliates (23% of net asset value at fair value)			$ 35,394,198	$ 65,210,050
Total Investments(5) (181% of net asset value at fair value)			$507,374,523	$506,350,844

(1)	A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at June 30, 2008.
(2)	Reflects the fair market value of all existing investments as of June 30, 2008, as determined by our Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of June 30, 2008, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CLO funds.

F-16

Kohlberg Capital Corporation
Schedules of investments
As of June 30, 2008
(unaudited)

(5)	The aggregate cost of investments for federal income tax purposes is approximately $507 million. The aggregate gross unrealized appreciation is approximately $32 million and the aggregate gross unrealized depreciation is approximately $33 million.
(6)	Pledged as collateral for the secured revolving credit facility (see Note 6 to the financial statements).
(7)	Non-income producing.
(8)	Warrants having a strike price of $0.01 and expiration date of March 2017.
(9)	An affiliate CLO Fund managed by Katonah Debt Advisors or its affiliate.
(10)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.

F-17

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Debt securities and bond portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Revolving Loan 7.5%, Due 6/13	$—	$—	$—
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan—Second Lien Term Loan Note 11.1%, Due 6/14	5,000,000	4,990,905	5,000,000
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Term Loan (First Lien) 7.9%, Due 6/13	3,573,000	3,573,000	3,573,000
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Deferred Draw Term Loan (First Lien) 7.5%, Due 6/13	650,268	650,268	650,268
Aero Products International, Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan—Term Loan 8.8%, Due 4/12	3,700,000	3,700,000	3,681,500
Aerostructures Acquisition LLC(6) Aerospace and Defense	Senior Secured Loan—Delayed Draw Term Loan 7.9%, Due 3/13	500,000	500,000	497,500
Aerostructures Acquisition LLC(6) Aerospace and Defense	Senior Secured Loan—Term Loan 7.8%, Due 3/13	6,378,125	6,378,125	6,378,125
AGA Medical Corporation(6) Healthcare, Education and Childcare	Senior Secured Loan—Tranche B Term Loan 7.2%, Due 4/13	3,832,209	3,829,343	3,654,970
AGS LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan—Delayed Draw Term Loan 7.7%, Due 5/13	579,194	562,331	550,234
AGS LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan—Initial Term Loan 7.9%, Due 5/13	4,802,419	4,732,592	4,562,298
Allen-Vanguard Corporation(3) Aerospace and Defense	Senior Secured Loan— US Term Loan 12.0%, Due 9/12	2,309,736	2,277,028	2,277,028

F-18

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
AmerCable Incorporated(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan—Initial Term Loan 8.4%, Due 6/14	6,965,000	6,965,000	6,965,000
Astoria Generating Company Acquisitions, LLC(6) Utilities	Junior Secured Loan—Second Lien Term Loan C 8.7%, Due 8/13	4,000,000	4,049,430	3,900,000
Atlantic Marine Holding Company(6) Cargo Transport	Senior Secured Loan—Term Loan 7.1%, Due 3/14	1,739,465	$1,750,599	1,730,768
Aurora Diagnostics, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan—Tranche A Term Loan (First Lien) 9.0%, Due 12/12	4,060,000	4,010,521	4,019,823
Awesome Acquisition Company (CiCi’s Pizza)(6) Personal, Food and Miscellaneous Services	Junior Secured Loan—Term Loan (Second Lien) 9.8%, Due 6/14	4,000,000	3,973,451	3,820,000
AZ Chem US Inc.(6) Chemicals, Plastics and Rubber	Junior Secured Loan—Second Lien Term Loan 10.6%, Due 2/14	4,000,000	3,956,582	3,220,000
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Senior Secured Loan—First Lien Term Loan 7.6%, Due 7/12	1,975,000	1,987,070	1,846,625
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Junior Secured Loan—Loan (Second Lien) 11.1%, Due 7/13	2,468,750	2,505,651	1,987,344
Bay Point Re Limited(3)(6) Insurance	Senior Secured Loan—Loan 9.6%, Due 12/10	3,000,000	3,019,487	3,019,487
Bicent Power LLC(6) Utilities	Junior Secured Loan—Advance (Second Lien) 8.8%, Due 12/14	4,000,000	4,000,000	3,730,000
Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan—Term Loan A 10.1%, Due 11/11	3,733,691	3,733,691	3,733,691
Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan—Revolving Loan 9.7%, Due 11/10	375,000	375,000	375,000
Caribe Information Investments Incorporated(6) Printing and Publishing	Senior Secured Loan—Term Loan 7.3%, Due 3/13	2,815,534	2,803,185	2,709,951

F-19

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Cast & Crew Payroll, LLC (Payroll Acquisition)(6) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan—Initial Term Loan 7.8%, Due 9/12	10,608,400	10,647,600	10,647,600
CEI Holdings, Inc. (Cosmetic Essence)(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan—Term Loan 7.5%, Due 3/14	1,850,051	1,751,546	1,665,046
Centaur, LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan—Term Loan (First Lien) 8.8%, Due 10/12	4,122,807	4,069,243	3,978,509
Centaur, LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan—Delayed Draw Term Loan 8.7%, Due 10/12	—	—	—
Charlie Acquisition Corp. Personal, Food and Miscellaneous Services	Mezzanine Investment— Senior Subordinated Notes 15.5%, Due 6/13	10,127,500	9,945,201	9,945,201
Clarke American Corp.(6) Printing and Publishing	Senior Secured Loan—Tranche B Term Loan 7.3%, Due 6/14	2,985,000	2,985,000	2,693,963
Clayton Holdings, Inc(6) Finance	Senior Secured Loan—Term Loan 7.0%, Due 12/11	614,320	$616,752	$552,888
Coastal Concrete Southeast, LLC Buildings and Real Estate(4)	Mezzanine Investment—Mezzanine Term Loan 15.0%, Due 3/13	8,120,914	7,711,760	8,120,914
Concord Re Limited(3) Insurance	Senior Secured Loan—Term Loan 9.2%, Due 2/12	3,000,000	3,024,013	3,000,000
CST Industries, Inc.(6) Diversified/Conglomerate Manufacturing	Senior Secured Loan—Term Loan 7.9%, Due 8/13	987,500	990,623	990,623
DaimlerChrysler Financial Services Americas LLC(6) Finance	Senior Secured Loan—Term Loan (First Lien) 9.0%, Due 8/12	1,995,000	1,903,193	1,923,519
Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics	Junior Secured Loan—Term Loan (Third Lien) 12.3%, Due 4/14	3,500,000	3,537,846	3,491,250
Dealer Computer Services, Inc. (Reynolds & Reynolds)(6) Electronics	Junior Secured Loan—Term Loan (Second Lien) 10.3%, Due 10/13	1,000,000	1,009,544	990,000
Delta Educational Systems, Inc.(6) Healthcare, Education and Childcare	Senior Secured Loan—Term Loan 8.3%, Due 6/12	2,876,053	2,876,053	2,876,053

F-20

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
DeltaTech Controls, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan—Term Loan (First Lien) 8.0%, Due 7/14	4,000,000	3,980,991	3,980,991
DeltaTech Controls, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Term Loan (Second Lien) 11.7%, Due 1/15	2,000,000	1,961,246	1,961,246
Dresser, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Term Loan (Second Lien) 11.1%, Due 5/15	3,000,000	2,959,031	2,861,250
Edgestone CD Acquisition Corp. (Custom Direct)(6) Printing and Publishing	Junior Secured Loan—Loan (Second Lien) 10.8%, Due 12/14	5,000,000	5,000,000	5,000,000
Edgestone CD Acquisition Corp. (Custom Direct)(6) Printing and Publishing	Senior Secured Loan—Term Loan (First Lien) 7.6%, Due 12/13	4,975,000	4,980,828	4,980,828
eInstruction Corporation(6) Healthcare, Education and Childcare	Junior Secured Loan—Second Lien Term Loan (Dec. 2007) 12.5%, Due 7/14	10,000,000	10,000,000	10,000,000
eInstruction Corporation(6) Healthcare, Education and Childcare	Senior Secured Loan—Initial Term Loan (Dec. 2007) 9.0%, Due 7/13	4,970,013	4,970,013	4,970,013
Emerson Reinsurance Ltd.(3) Insurance	Senior Secured Loan—Series C Loan 10.2%, Due 12/11	3,000,000	3,000,000	2,985,000
Endeavor Energy Resources, L.P. Oil and Gas	Junior Secured Loan—Second Lien Term Loan 9.6%, Due 3/12	4,000,000	4,000,000	4,000,000
Fasteners For Retail, Inc.(6) Diversified/Conglomerate Manufacturing	Senior Secured Loan—Term Loan 7.9%, Due 12/12	7,926,391	7,940,720	7,728,231
FD Alpha Acquisition LLC (Fort Dearborn)(6) Printing and Publishing	Senior Secured Loan— US Term Loan 8.3%, Due 11/12	915,400	915,400	901,669
First American Payment Systems, L.P.(6) Finance	Senior Secured Loan—Term Loan 8.2%, Due 10/13	3,694,000	3,694,000	3,601,650
Flatiron Re Ltd.(3) Insurance	Senior Secured Loan—Closing Date Term Loan 9.1%, Due 12/10	3,664,488	3,691,697	3,646,165
Flatiron Re Ltd.(3) Insurance	Senior Secured Loan—Delayed Draw Term Loan 9.1%, Due 12/10	1,774,986	1,788,166	1,766,111

F-21

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Ford Motor Company(6) Automobile	Senior Secured Loan—Term Loan 8.0%, Due 12/13	1,989,950	1,987,554	1,845,678
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond 10.1%, Due 12/16	3,000,000	3,009,230	2,490,000
Frontier Drilling USA, Inc.(6) Oil and Gas	Senior Secured Loan—Term B Advance 8.7%, Due 6/13	2,000,000	1,997,874	1,960,000
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan—First Lien Tranche A Credit-Linked Deposit 8.2%, Due 6/11	1,257,143	1,218,578	1,026,143
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan—First Lien Tranche B Term Loan 8.3%, Due 6/11	2,701,714	2,618,835	2,205,274
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Junior Secured Loan—Second Lien Term Loan 12.3%, Due 6/12	3,000,000	2,680,274	1,925,010
Gleason Works, The(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan—New US Term Loan 6.8%, Due 6/13	2,437,280	2,444,818	2,324,556
Hawkeye Renewables, LLC(6) Farming and Agriculture	Senior Secured Loan—Term Loan (First Lien) 9.0%, Due 6/12	2,962,406	2,894,213	2,346,640
HealthSouth Corporation Healthcare, Education and Childcare	Senior Secured Loan—Term Loan 7.7%, Due 3/13	1,262,594	1,266,540	1,208,403
HMSC Corporation (aka Swett and Crawford)(6) Insurance	Junior Secured Loan—Loan (Second Lien) 10.7%, Due 10/14	5,000,000	4,803,383	4,550,000
Huish Detergents Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan—Loan (Second Lien) 9.1%, Due 10/14	1,000,000	1,000,000	811,660
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Initial Term Loan (First Lien) 7.4%, Due 4/14	4,161,071	3,947,013	3,682,548
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan—Loan (Second Lien) 11.6%, Due 10/14	3,000,000	3,000,000	2,430,000

F-22

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Delayed Draw Term Loan 7.2%, Due 4/14	—	—	—
IAL Acquisition Co. (International Aluminum Corporation)(6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan—Term Loan 7.6%, Due 3/13	4,039,700	4,039,700	4,039,700
Infiltrator Systems, Inc.(6) Ecological	Senior Secured Loan—Term Loan 8.4%, Due 9/12	3,950,000	3,937,850	3,937,850
Inmar, Inc.(6) Retail Stores	Senior Secured Loan—Term Loan 7.3%, Due 4/13	4,962,500	4,962,500	4,813,625
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	Senior Secured Loan—1st Lien Term Loan 8.5%, Due 5/12	5,850,000	5,873,152	5,873,152
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	Junior Secured Loan—Term Loans (Second Lien) 12.5%, Due 5/13	3,000,000	3,021,907	3,021,907
Jones Stephens Corp.(6) Buildings and Real Estate(4)	Senior Secured Loan—Term Loan 8.8%, Due 9/12	10,245,530	10,217,367	10,217,367
JW Aluminum Company(6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan—Term Loan (2nd Lien) 11.1%, Due 12/13	5,371,429	5,390,350	5,210,286
Kepler Holdings Limited(3) Insurance	Senior Secured Loan—Loan 10.3%, Due 6/09	3,000,000	3,000,000	2,985,000
Kepler Holdings Limited(3)(6) Insurance	Senior Secured Loan—Loan 10.3%, Due 6/09	2,000,000	2,020,139	1,990,000
KIK Custom Products Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan—Loan (Second Lien) 9.8%, Due 12/14	5,000,000	5,000,000	3,400,000
La Paloma Generating Company, LLC Utilities	Junior Secured Loan—Loan (Second Lien) 8.3%, Due 8/13	2,000,000	2,017,210	1,890,000
LBREP/L-Suncal Master I LLC Buildings and Real Estate(4)	Junior Secured Loan—Term Loan (Third Lien) 13.8%, Due 2/12	2,254,068	2,254,068	2,006,120

F-23

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
LBREP/L-Suncal Master I LLC(6) Buildings and Real Estate(4)	Senior Secured Loan—Term Loan (First Lien) 8.2%, Due 1/10	3,920,000	3,842,022	3,567,200
LBREP/L-Suncal Master I LLC(6) Buildings and Real Estate(4)	Junior Secured Loan—Term Loan (Second Lien) 12.2%, Due 1/11	2,000,000	1,918,000	1,780,000
Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—First Lien Term Loan 8.6%, Due 8/12	2,955,000	2,955,000	2,955,000
Levlad, LLC & Arbonne International, LLC(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan—Term Loan 7.2%, Due 3/14	2,898,451	2,898,451	2,266,589
LN Acquisition Corp. (Lincoln Industrial)(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Initial Term Loan (Second Lien) 10.9%, Due 1/15	2,000,000	2,000,000	1,970,000
LPL Holdings, Inc.(6) Finance	Senior Secured Loan—Tranche D Term Loan 6.8%, Due 6/13	5,338,639	5,376,752	5,131,767
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	Junior Secured Loan—Term Loan (Second Lien) 12.7%, Due 6/13	1,000,000	1,000,000	1,000,000
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan—Term Loan (First Lien) 9.4%, Due 12/12	5,960,018	5,940,018	5,960,018
Murray Energy Corporation(6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan—Tranche B Term Loan (First Lien) 7.9%, Due 1/10	1,969,620	1,979,459	1,890,835
National Interest Security Company, L.L.C.(6) Aerospace and Defense	Senior Secured Loan—Term Loan 9.7%, Due 12/12	5,000,000	5,000,000	5,000,000
Northeast Biofuels, LP(6) Farming and Agriculture	Senior Secured Loan—Construction Term Loan 8.5%, Due 6/13	1,365,854	1,368,725	1,229,268
Northeast Biofuels, LP(6) Farming and Agriculture	Senior Secured Loan—Synthetic LC Term Loan 8.1%, Due 6/13	536,585	537,713	482,927
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan—Incremental Term Loan Add On 8.5%, Due 6/11	856,741	856,741	856,741

F-24

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan—Term Loan 8.4%, Due 6/11	4,236,111	4,211,616	4,211,616
Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Unsecured Bond 10.5%, Due 4/15	2,000,000	2,000,000	2,000,000
Pegasus Solutions, Inc.(6) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan—Term Loan 8.1%, Due 4/13	5,755,000	5,755,000	5,755,000
Primus International Inc.(6) Aerospace and Defense	Senior Secured Loan—Term Loan 7.7%, Due 6/12	3,259,279	3,265,878	3,177,797
QA Direct Holdings, LLC(6) Printing and Publishing	Senior Secured Loan—Term Loan 9.6%, Due 8/14	4,987,469	4,938,587	4,950,063
Resco Products, Inc.(6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan—2nd Lien Term Loan 13.1%, Due 6/14	5,000,000	4,928,938	4,928,938
Rhodes Companies, LLC, The(6) Buildings and Real Estate(4)	Senior Secured Loan—First Lien Term Loan 8.3%, Due 11/10	1,878,788	1,780,166	1,647,077
Rhodes Companies, LLC, The(6) Buildings and Real Estate(4)	Junior Secured Loan—Second Lien Term Loan 12.6%, Due 11/11	2,000,000	2,011,185	1,266,680
San Juan Cable, LLC(6) Broadcasting and Entertainment	Junior Secured Loan—Second Lien Term Loan 10.7%, Due 10/13	3,000,000	2,978,999	2,782,500
Schneller LLC(6) Aerospace and Defense	Senior Secured Loan—First Lien Term Loan 8.7%, Due 6/13	4,975,000	4,927,882	4,950,125
Seismic Micro-Technology, Inc. (SMT)(6) Electronics	Senior Secured Loan—Term Loan 7.6%, Due 6/12	995,000	992,532	992,532
Seismic Micro-Technology, Inc. (SMT)(6) Electronics	Senior Secured Loan—Term Loan 7.6%, Due 6/12	1,492,500	1,488,798	1,488,798
Sorenson Communications, Inc.(6) Electronics	Senior Secured Loan—Tranche C Term Loan 7.4%, Due 8/13	2,791,551	2,807,105	2,720,897
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	Senior Secured Loan—Term Loan (First Lien) 7.3%, Due 6/14	5,970,000	5,970,000	5,970,000
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	Junior Secured Loan—Loan (Second Lien) 11.8%, Due 12/14	7,500,000	7,500,000	7,500,000

F-25

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Standard Steel, LLC(6) Cargo Transport	Senior Secured Loan—Delayed Draw Term Loan 7.4%, Due 7/12	825,699	831,324	831,324
Standard Steel, LLC(6) Cargo Transport	Senior Secured Loan—Initial Term Loan 7.3%, Due 7/12	4,097,298	4,125,208	4,125,208
Standard Steel, LLC(6) Cargo Transport	Junior Secured Loan—Loan (Second Lien) 10.8%, Due 7/13	1,750,000	1,760,240	1,760,240
Stolle Machinery Company(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Loan (Second Lien) 11.4%, Due 9/13	1,000,000	1,015,115	975,000
Stolle Machinery Company(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan—First Lien Term Loan 7.9%, Due 9/12	1,975,000	1,985,124	1,945,375
TLC Funding Corp.(6) Healthcare, Education and Childcare	Senior Secured Loan—Term Loan (First Lien) 9.9%, Due 5/12	3,930,000	3,850,590	3,959,475
TPF Generation Holdings, LLC(6) Utilities	Junior Secured Loan— Second Lien Term Loan 9.1%, Due 12/14	2,000,000	2,033,096	1,890,000
TransAxle LLC Automobile	Senior Secured Loan—Revolver 8.2%, Due 8/11	490,909	486,678	488,832
TransAxle LLC(6) Automobile	Senior Secured Loan—Term Loan 9.2%, Due 9/12	2,812,500	2,812,500	2,812,500
TUI University, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan—Term Loan (First Lien) 8.1%, Due 10/14	3,990,000	3,794,292	3,810,450
Twin-Star International, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Term Loan 7.8%, Due 4/13	4,975,000	4,975,000	4,975,000
United Maritime Group, LLC (fka Teco Transport Corporation)(6) Cargo Transport	Junior Secured Loan—Term Loan (Second Lien) 12.8%, Due 12/13	4,500,000	4,500,000	4,511,250
United Maritime Group, LLC (fka Teco Transport Corporation)(6) Cargo Transport	Senior Secured Loan— 1st Lien Term Loan 9.0%, Due 12/12	2,000,000	2,000,000	2,000,000
Water PIK, Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan—Loan (First Lien) 8.2%, Due 6/13	2,985,000	2,965,778	2,925,300

F-26

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Wesco Aircraft Hardware Corp.(6) Aerospace and Defense	Junior Secured Loan—Second Lien Term Loan 10.6%, Due 3/14	4,132,887	4,166,447	4,132,887
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment 11.0%, Due 2/15	5,000,000	4,762,014	5,000,000
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment 11.0%, Due 2/15	10,000,000	10,000,000	10,000,000
Wolf Hollow I, LP(6) Utilities	Junior Secured Loan—Term Loan (Second Lien) 9.3%, Due 12/12	2,683,177	2,688,724	2,555,726
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan—Acquisition Term Loan 7.1%, Due 6/12	783,980	772,832	733,021
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan—Synthetic Letter of Credit 7.1%, Due 6/12	668,412	658,900	618,280
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan—Synthetic Revolver Deposits 7.1%, Due 6/12	167,103	164,727	154,570
X-Rite, Incorporated(6) Electronics	Senior Secured Loan—Term Loan (First Lien) 8.5%, Due 10/12	1,995,000	1,985,328	1,985,025
X-Rite, Incorporated(6) Electronics	Junior Secured Loan—Loan (Second Lien) 12.4%, Due 10/13	1,000,000	1,000,000	1,000,000
Total Investment in Debt Securities and Bonds (158% of net asset value at fair value)		$426,014,170	$423,439,764	$410,954,082

F-27

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Equity Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity		Principal	Cost	Value(2)
Aerostructures Holdings L.P. Aerospace and Defense	Partnership Interest		1.2%	$1,000,000	$1,000,000
eInstruction Acquisition, LLC Healthcare, Education and Childcare	Membership Units		1.1%	1,069,810	1,069,810
FP WRCA Coinvestment Fund VII, Ltd.(3) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares		0.7%	1,500,000	1,500,000
Park Avenue Coastal Holding, LLC Buildings and Real Estate(4)	Common Interests		2.0%	1,000,000	803,000
Coastal Concrete Southeast, LLC Buildings and Real Estate(4)(7)	Warrants	(8)	0.9%	474,140	379,440
Total Investment in Equity Securities (2% of net asset value at fair value)				$5,043,950	$4,752,250

CLO Fund Securities

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3)	Subordinated Securities	22.2%	$4,415,580	$4,250,000
Katonah III, Ltd.(3)	Preferred Shares	23.1%	4,500,000	2,810,000
Katonah IV, Ltd.(3)	Preferred Shares	17.1%	3,150,000	2,420,000
Katonah V, Ltd.(3)	Preferred Shares	26.7%	3,320,000	420,000
Katonah VII CLO Ltd.(3)(9)	Subordinated Securities	16.4%	4,500,000	3,950,000
Katonah VIII CLO Ltd(3)(9)	Subordinated Securities	10.3%	3,400,000	3,290,000
Katonah IX CLO Ltd(3)(9)	Preferred Shares	6.9%	2,000,000	2,000,000
Katonah X CLO Ltd(3)(9)	Subordinated Securities	33.3%	10,775,684	11,880,000
Total Investment in CLO Fund Securities (12% of net asset value at fair value)			$36,061,264	$31,020,000

F-28

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Katonah Debt Advisors Asset Management Company	Membership Interests	100.0%	$33,394,995	$58,510,360
PKSI Distressed Investments	Class A Shares	100.0%	71,500	71,500
PKSI Distressed Investments	Class B Shares	35.0%	3,500	3,500
Total Investment in Portfolio Companies (23% of net asset value at fair value)			$ 33,469,995	$ 58,585,360
Total Investments(5) (195% of net asset value at fair value)			$498,014,973	$505,311,692

(1)	A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at December 31, 2007.
(2)	Reflects the fair market value of all existing investments as of December 31, 2007, as determined by our Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2007, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CLO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $500 million. The aggregate gross unrealized appreciation is approximately $27 million and the aggregate gross unrealized depreciation is approximately $20 million.
(6)	Pledged as collateral for the secured revolving credit facility (see Note(6) to the financial statements).
(7)	Non-income producing.
(8)	Warrants having a strike price of $0.01 and expiration date of March 2017.
(9)	An affiliate CLO Fund managed by Katonah Debt Advisors.

F-29

Kohlberg Capital Corporation
Financial highlights
(unaudited)

	Six Months Ended June 30,
	2008	2007
Per Share Data:
Net asset value, at beginning of period	$14.38	$14.29
Net investment income(1)	0.86	0.56
Net realized gains (losses)	(0.03)	0.01
Net change in unrealized appreciation on investments	(2.60)	1.13
Net increase (decrease) in net assets resulting from operations	$(1.77)	$1.70
Distribution from net investment income and realized gains	(0.82)	(0.64)
Issuance of common stock under dividend reinvestment plan	0.06	0.02
Issuance of common stock	1.27	—
Stock based compensation expense	0.02	0.02
Net asset value, end of period	$13.14	$15.39
Total net asset value return(2)	(3.3)%	12.2%
Ratio/Supplemental Data:
Per share market value at beginning of period	$12.00	$17.30
Per share market value at end of period	$10.00	$18.55
Total market return(3)	(10.3)%	10.9%
Shares outstanding at end of period	21,234,482	17,963,525
Net assets at end of period	$278,979,044	$276,410,211
Portfolio turnover rate(4)	11.1%	15.3%
Average debt outstanding	$244,890,110	$29,889,503
Average debt outstanding per share	$11.53	$1.66
Ratio of net investment income to average net assets(5)	12.5%	7.6%
Ratio of total expenses to average net assets(5)	7.8%	3.8%
Ratio of interest expense to average net assets(5)	4.4%	0.9%
Ratio of non-interest expenses to average net assets(5)	3.4%	2.9%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus dividends, divided by the beginning net asset value per share.
(3)	Total market return (not annualized) equals the change in the ending market value over the beginning of period price per share plus dividends, divided by the beginning price.
(4)	Not annualized.
(5)	Annualized.

See accompanying notes to financial statements.

F-30

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

1 — ORGANIZATION

Kohlberg Capital Corporation (“Kohlberg Capital” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. The Company originates, structures and invests in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. The Company defines the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”), of $10 million to $50 million and/or total debt of $25 million to $150 million. The Company was formed as a Delaware LLC on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering, converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its initial public offering (“IPO”), the Company did not have material operations. The Company’s IPO of 14,462,000 shares of common stock raised net proceeds of approximately $200 million. Prior to the IPO, the Company issued 3,484,333 shares to affiliates of Kohlberg & Co., LLC (“Kohlberg & Co.”), a leading middle market private equity firm, in exchange for the contribution of their ownership interests in Katonah Debt Advisors and in securities issued by collateralized loan obligation funds (“CLO Funds”) managed by Katonah Debt Advisors and two other asset managers to the Company. Katonah Debt Advisors manages CLO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments. As of June 30, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management. On April 28, 2008 the Company completed a rights offering which resulted in the issuance of 3.1 million common shares and net proceeds of approximately $27 million.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. The Company also expects to continue to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. The Company’s investment portfolio as well as the investment portfolios of the CLO Funds in which it has invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

The Company has elected to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, the Company generally will not have to pay corporate-level taxes on any income that it distributes to its stockholders.

2 — SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements include the accounts of the Company and the accounts of its special purpose financing subsidiary, Kohlberg Capital Funding LLC I. In accordance with Article(6) of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest (Katonah Debt Advisors and its affiliates currently is the only company in which the Company has a controlling interest) or its special purpose financing subsidiary.

F-31

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

The accompanying unaudited financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required for annual financial statements. The unaudited interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission (“SEC”).

The financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates. The results of operations for the interim periods presented are not necessarily indicative of the operating results to be expected for the full year.

Certain reclassifications were made to prior year’s presentation to conform to the current year.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are computed using the specific identification method.

Loans and Debt Securities.  For loans and debt securities for which market quotations are readily available, such as broadly syndicated term loans and bonds, fair value generally is equal to the market price for those loans and securities. For loans and debt securities for which a market quotation is not readily available, such as middle market term loans, second lien term loans and mezzanine debt investments, fair value is determined by evaluating the borrower’s enterprise value and other methodologies generally used to determine fair value. The analysis of enterprise value or overall financial condition or other factors or methodologies may lead to a determination of fair value at a different amount other than cost; as a general rule, the Company will value such loans or debt securities at cost, however such loans and debt securities will be subject to fair value write-downs when the asset is considered impaired or other fair value adjustments based on other observable market data or analysis of the borrower.

Equity and Equity-Related Securities.  The Company’s equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The value of the Company’s equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security. The Company’s investment in its wholly-owned asset management company, Katonah Debt Advisors, is valued based on standard measures such as the percentage of assets under management and a multiple of operating income used to value other asset management companies.

CLO Fund Securities.  The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies (collectively “CLO

F-32

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

Investments”). The Company distinguishes CLO funds managed by Katonah Debt Advisors as “CLO fund securities managed by affiliate.” The Company’s CLO Investments relate exclusively to credit instruments issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages, or consumer borrowings. As of June 30, 2008, CLO Investments represented approximately 11% of the Company’s investment portfolio.

The Company’s investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and the cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there continue to be net cash distributions to the class of securities owned by the Company, or (ii) the net asset value of the CLO Fund for CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there are negligible net cash distributions to the class of securities owned by the Company, or (iii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds or preferred shares to those in which the Company has invested. The Company recognizes unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Investment. The Company determines the fair value of our investments in CLO Fund securities on an individual security-by-security basis.

Valuation of Portfolio Investments.  Kohlberg Capital’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Duff & Phelps, LLC, an independent valuation firm, provided third party valuation consulting services to the Company’s Board of Directors which consisted of certain limited procedures that the Company’s Board of Directors identified and requested them to perform. For the preceding twelve months ended June 30, 2008, the Company’s Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on 43 investments comprising approximately 52% of the total investments at fair value as of June 30, 2008 for which market quotations are not readily available. For the year ended December 31, 2007, the Company’s Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on 21 investments comprising approximately 44% of the total investments at fair value as of December 31, 2007 for which market or third party quotations were not readily available. Upon completion of the limited procedures, Duff & Phelps, LLC concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

The Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Cash and Cash Equivalents.  The Company defines cash equivalents as demand deposits. Cash and cash equivalents are carried at cost which approximates fair value.

F-33

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

Restricted Cash.  Restricted cash consists mostly of cash held in an operating account pursuant to the Company’s secured revolving credit facility agreement with its lender.

Interest Income.  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan or security on non-accrual status and ceases recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of June 30, 2008, two issuers representing 1% of total investments at fair value were considered in default.

Dividends from Affiliate Asset Manager.  The Company records dividend income from its affiliate asset manager on the declaration date.

Dividend Income from CLO Fund Securities.  The Company generates dividend income from its investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. The Company’s CLO Fund securities are subordinate to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The Company makes estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjusts such accruals on a quarterly basis to reflect actual distributions.

Capital Structuring Service Fees.  The Company may earn ancillary structuring and other fees related to the origination and or investment in debt and investment securities.

Debt Issuance Costs.  Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing. At June 30, 2008, there was an unamortized debt issuance cost of approximately $2 million included in other assets in the accompanying balance sheet. Amortization expense for the six months ended June 30, 2008 and 2007 was approximately $210,000 and $115,000, respectively.

Expenses.  The Company is internally managed and expenses costs, as incurred, with regard to the running of its operations. Primary operating expenses include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing the Company’s investments and related overhead charges and expenses, including rental expense and any interest expense incurred in connection with borrowings. The Company and its Asset Manager Affiliates share office space and certain other shared operating expenses. The Company has entered into an Overhead Allocation Agreement with its Asset Manager Affiliates which provides for the sharing of such expenses based on an equal sharing of office lease costs and the ratable usage of other shared resources. The aggregate net payments of such expenses under the Overhead Allocation Agreement are not material.

Dividends.  Dividends and distributions to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and fiscal year.“

F-34

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

3 — EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted net increase in stockholders’ equity per share for the three and six months ended June 30, 2008 and 2007:

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Numerator for basic and diluted net increase in stockholders’ equity resulting from operations per share:	$7,297,285	$16,940,501	$7,492,537	$30,889,509
Denominator for basic weighted average shares:	20,302,781	17,960,502	19,188,862	17,953,457
Dilutive effect of restricted stock:	19,830	—	9,915	—
Dilutive effect of stock options:	—	111,862	—	60,716
Denominator for diluted weighted average shares:	20,322,611	18,072,364	19,198,777	18,014,173
Basic net increase in stockholders’ equity resulting from operations per share:	$0.36	$0.94	$0.39	$1.72
Diluted net increase in stockholders’ equity resulting from operations per share:	$0.36	$0.94	$0.39	$1.71

4 — INVESTMENTS

The Company invests in senior secured loans and mezzanine debt and, to a lesser extent, equity capital of middle market companies in a variety of industries. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt. However, the Company may invest in other industries if it is presented with attractive opportunities.

The following table shows the Company’s portfolio by security type at June 30, 2008 and December 31, 2007:

	June 30, 2008 (unaudited)			December 31, 2007
Security type	Cost	Fair value	%(1)	Cost	Fair value	%(1)
Senior Secured Loan	$223,245,488	$216,214,013	78%	$265,390,844	$260,138,674	100%
Junior Secured Loan	136,744,636	125,317,627	45	120,620,715	113,259,293	44
Mezzanine Investment	33,057,899	31,933,121	11	32,418,975	33,066,115	12
Senior Subordinated Bond	3,008,716	2,287,500	1	3,009,230	2,490,000	1
Senior Unsecured Bond	5,196,812	4,940,000	2	2,000,000	2,000,000	1
CLO Fund Securities	65,630,476	56,843,236	20	36,061,264	31,020,000	12
Equity Securities	5,096,298	3,605,297	1	5,043,950	4,752,250	2
Affiliate Asset Managers	35,394,198	65,210,050	23	33,469,995	58,585,360	23
Total	$507,374,523	$506,350,844	181%	$498,014,973	$505,311,692	195%

(1)	Calculated as a percentage of net asset value at fair value.

F-35

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

The unaudited industry concentrations, based on the fair value of the Company’s investment portfolio as of June 30, 2008 and December 31, 2007, were as follows:

	June 30, 2008			December 31, 2007
Industry classification	Cost	Fair value	% (1)	Cost	Fair value	% (1)
Aerospace and Defense	$30,922,261	$30,795,993	11%	$32,583,716	$32,481,819	13%
Asset Management Companies (2)	35,394,198	65,210,050	23	33,469,995	58,585,360	23
Automobile	8,425,347	7,808,932	3	5,286,731	5,147,010	2
Broadcasting and Entertainment	2,980,793	2,850,000	1	2,978,999	2,782,500	1
Buildings and Real Estate (3)	38,043,680	27,738,061	10	37,726,396	34,944,226	13
Cargo Transport	20,427,913	20,370,087	7	14,967,369	14,958,789	6
Chemicals, Plastics and Rubber	3,960,094	3,220,000	1	3,956,582	3,220,000	1
CLO Fund Securities	65,630,476	56,843,236	20	36,061,264	31,020,000	12
Containers, Packaging and Glass	8,890,393	8,850,000	3	8,895,059	8,895,059	3
Diversified/Conglomerate Manufacturing	4,350,318	4,299,817	2	8,931,343	8,718,855	3
Diversified/Conglomerate Service	15,915,438	15,217,938	5	17,962,721	17,303,969	7
Ecological	3,919,181	3,919,181	1	3,937,850	3,937,850	2
Electronics	13,837,480	13,101,840	5	15,830,382	15,158,502	6
Farming and Agriculture	4,755,088	3,902,969	1	4,800,651	4,058,835	2
Finance	10,994,153	10,301,289	4	11,590,697	11,209,824	4
Healthcare, Education and Childcare	43,120,803	43,291,897	16	46,715,870	46,637,705	18
Home and Office Furnishings, Housewares, and Durable Consumer Goods	21,398,407	20,323,383	7	24,091,185	23,265,816	9
Hotels, Motels, Inns and Gaming	7,646,708	7,417,207	3	9,364,165	9,091,041	4
Insurance	12,751,484	12,459,157	4	24,346,884	23,941,763	9
Leisure, Amusement, Motion Pictures, Entertainment	18,368,466	18,333,400	7	18,402,600	18,402,600	7
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	37,225,390	37,188,615	13	39,573,338	39,483,418	15
Mining, Steel, Iron and Non-Precious Metals	21,833,407	21,693,104	8	16,338,446	16,069,759	6
Oil and Gas	5,998,067	5,870,000	2	5,997,874	5,960,000	2
Personal and Non Durable Consumer Products (Mfg. Only)	15,485,826	12,774,698	5	17,315,776	14,750,095	6
Personal, Food and Miscellaneous Services	14,170,308	13,144,442	5	13,918,651	13,765,201	5
Printing and Publishing	20,798,472	20,287,799	7	21,622,999	21,236,473	8
Retail Stores	3,755,829	3,755,829	1	4,962,500	4,813,625	2
Utilities	16,374,543	15,381,920	6	16,384,930	15,471,598	6
Total	$507,374,523	$506,350,844	181%	$498,014,973	$505,311,692	195%

F-36

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

(1)	Calculated as a percentage of net asset value at fair value.
(2)	Represents Katonah Debt Advisors and affiliates.
(3)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of June 30, 2008 and December 31, 2007, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities) or companies providing mortgage lending.

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States, which investments (excluding the Company’s investments in CLO Funds) are generally not anticipated to be in excess of 10% of the investment portfolio at the time such investments are made. As a result of regulatory restrictions, the Company is not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

At June 30, 2008 and December 31, 2007, approximately 13% and 11%, respectively, of the Company’s investments were foreign assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S. and represented approximately 11% and 6% of its portfolio on such dates).

At June 30, 2008 and December 31, 2007, the Company’s ten largest portfolio companies represented approximately 34% and 29%, respectively, of the total fair value of its investments. The Company’s largest investment, Katonah Debt Advisors which is its wholly-owned portfolio company, represented 13% and 12% of the total fair value of the Company’s investments at June 30, 2008 and December 31, 2007, respectively. Excluding Katonah Debt Advisors and CLO Fund securities, our ten largest portfolio companies represent approximately 17% of the total fair value of our investments at both June 30, 2008 and December 31, 2007.

Investment in CLO Fund securities

The Company typically makes a minority investment in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies. It is the Company’s intention that its aggregate CLO Investments generally not exceed 10% of the Company’s total investment portfolio. Preferred shares or subordinated securities issued by CLO Funds are entitled to recurring dividend distributions which generally equal the net remaining cash flow of the payments made by the underlying CLO Fund’s securities less contractual payments to senior bond holders and CLO Fund expenses. CLO Funds managed by Katonah Debt Advisors (“CLO fund securities managed by affiliate”) invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred stock.

On January 23, 2008, the Company’s wholly-owned asset management company, Katonah Debt Advisors, closed a new $315 million CLO Fund. The Company received a structuring fee upon closing

F-37

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

and Katonah Debt Advisors expects to earn an ongoing asset management fee based on the par amount of the underlying investments in the CLO Fund. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of this latest CLO Fund.

As of June 30, 2008, all of the CLO Funds in which the Company holds investments maintained the original issue credit ratings on all rated classes of their securities and were continuing to make cash payments to all classes of investors. As of June 30, 2008, the Company’s seasoned CLO Fund securities had an average annual cash yield of approximately 34%.

The subordinated securities and preferred stock securities are considered equity positions in the CLO Funds and, as of June 30, 2008 and December 31, 2007, the Company had approximately $57 million and $31 million, respectively, of such CLO equity investments at fair value. The cost basis of the Company’s investment in CLO Fund equity securities as of June 30, 2008 was approximately $66 million and aggregate unrealized losses on the CLO Fund securities totaled approximately $9 million. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2007 was approximately $36 million and aggregate unrealized losses on the CLO Fund securities totaled approximately $5 million.

Fair value measurements

The Company adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” (“ SFAS 157”) as of January 1, 2008, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. SFAS 157 defines fair value, establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories.

Level I — Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by SFAS 157, the Company does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Investments which are generally included in this category include illiquid corporate loans and bonds and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process.

F-38

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the fair value of investments by the above SFAS 157 fair value hierarchy levels as of June 30, 2008:

	Level I	Level II	Level III	Total
Debt securities	$—	$—	$380,692,261	$380,692,261
CLO fund securities	—	—	56,843,236	56,843,236
Equity securities	—	—	3,605,297	3,605,297
Asset manager affiliates	—	—	65,210,050	65,210,050

The following table summarizes the Level III investments by valuation methodology as of June 30, 2008:

Fair value based on	Debt securities	CLO Fund securities	Equity securities	Asset manager affiliates	Total
Third party pricing service	8%	—%	—%	—%	8%
Public / private company comparables	67	—	—	13	80
Discounted cash flow	—	11	—	—	11
Residual enterprise value	—	—	1	—	1
Total	75%	11%	1%	13%	100%

As a BDC, it is required that the Company invest primarily in the debt and equity of non-public companies for which there is little, if any, market-observable information. As a result, most, if not all, of the Company’s investments at any given time will most likely be deemed Level III investments. The Company believes that investments classified as Level III for SFAS 157 have a further hierarchal framework which prioritizes and ranks such valuations based on the degree of independent and observable inputs, objectivity of data and models and the level of judgment required to adjust comparable data. The hierarchy of such methodologies are presented in the above table and discussed below in descending rank.

Investment values derived by a third party pricing service are deemed Level III values since such values are not traded on an active public exchange and may represent a traded or broker quote on an asset that is infrequently traded.

Values derived for debt securities using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as earnings or cash flows) for the private, underlying company/issuer. Such non-observable company/issuer data is typically provided on a monthly basis, is certified as correct by the management of the company/issuer and audited by an independent accounting firm on an annual basis. Since such private company/issuer data is not publicly available it is not deemed market-observable data and, as a result, such investment values are grouped as Level III assets.

Values derived for asset manager affiliates using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as assets under management, historical and prospective earnings) for the asset manager

F-39

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

affiliate. The Company recognizes that comparable asset managers may not be fully comparable to its asset manager affiliates and typically identifies a range of performance measures and/or adjustments within the comparable population for which to determine value. Since any such ranges and adjustments are entity specific they are not considered market-observable data and thus require a Level III grouping.

Values derived through use of discounted cash flow models and residual enterprise value models typically have little, if any, market activity or market-observable data for such investments. Such investments are grouped as Level III assets.

The changes in investments measured at fair value for which the Company has used Level III inputs to determine fair value are as follows:

	Six Months Ended June 30, 2008
	Debt securities	CLO Fund securities	Equity securities	Asset manager affiliates	Total
Balance, December 31, 2007	$410,954,082	$31,020,000	$4,752,250	$58,585,360	$505,311,692
Transfers in/out of Level 3	—	—	—	—	—
Net accretion of discount	261,908	709,977	—	—	971,885
Purchases (sales), net	(21,826,128)	28,859,236	52,349	1,924,203	9,009,660
Total gain (loss) realized and unrealized included in earnings	(8,697,601)	(3,745,977)	(1,199,302)	4,700,487	(8,942,393)
Balance, June 30, 2008	$380,692,261	$56,843,236	$3,605,297	$65,210,050	$506,350,844
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$(8,075,608)	$(3,745,977)	$(1,199,302)	$4,700,487	$(8,320,400)

5 — AFFILIATE ASSET MANAGERS

Wholly-owned asset manager

Prior to its IPO, the Company issued an aggregate of 2,226,333 common shares, having a value of approximately $33 million, to affiliates of Kohlberg & Co. to acquire Katonah Debt Advisors. As a result, Katonah Debt Advisors is a wholly-owned portfolio company. As of June 30, 2008, Katonah Debt Advisors and its affiliates had approximately $2.3 billion of assets under management.

Katonah Debt Advisors manages CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. These CLO Funds do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. At June 30, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management and the Company’s 100% equity interest in Katonah Debt Advisors was valued at approximately $64 million. As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees and may receive a one-time structuring fee from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors

F-40

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred stock.

On January 2, 2008, the Katonah Debt Advisors platform acquired substantially all of the assets of Scott’s Cove Capital Management LLC (“Scott’s Cove”), an asset manager focused on an event-driven credit long short investment strategy. As a result of the acquisition, approximately $60 million of fee paying assets under management integrated within the Katonah Debt Advisors asset management platform. In connection with the acquisition, Katonah Debt Advisors entered into employment agreements with three Scott’s Cove investment professionals, and expects these individuals will assist in structuring, raising and investing new funds to be managed by Katonah Debt Advisors.

The Company expects to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. By making investments in CLO Funds raised by Katonah Debt Advisors in the future, for which the Company expects to receive a current cash return, the Company can help Katonah Debt Advisors to raise these funds which in turn will increase its assets under management which will result in additional management fee income.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to the Company. Any distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager. As with all other investments, Katonah Debt Advisors’ fair value is periodically determined. The valuation is primarily based on an analysis of both a percentage of its assets under management and Katonah Debt Advisors’ estimated operating income. Any change in value from period to period is recognized as unrealized gain or loss.

As a separately regarded entity for tax purposes, Katonah Debt Advisors, L.L.C. is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to the Company would generally need to be distributed to the Company’s shareholders. Generally, such distributions of Katonah Debt Advisors’ income to the Company’s shareholders will be considered as qualified dividends for tax purposes. Katonah Debt Advisors’ taxable net income will differ from GAAP net income for both deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences between lease cash payments to GAAP straight line expense and adjustments for the recognition and timing of depreciation, bonuses to employees, stock option expense, and interest rate caps. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Tax goodwill amortization was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, for tax purposes such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, resulting in an annual difference between GAAP income and taxable income by approximately $2 million per year over such period.

At June 30, 2008 and at December 31, 2007 a net amount due from affiliates totaled approximately $320,000 and approximately $540,000, respectively.

F-41

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

Summarized financial information for Katonah Debt Advisors follows:

	As of June 30, 2008	As of December 31, 2007
	(unaudited)	(unaudited)
Assets:
Current assets	$8,704,543	$7,035,155
Noncurrent assets	355,718	396,111
Total assets	$9,060,261	$7,431,266
Liabilities:
Current liabilities	4,293,946	4,254,202
Total liabilities	$4,293,946	$4,254,202

	Six months ended June 30, 2008	Six months ended June 30, 2007
	(unaudited)	(unaudited)
Gross revenue	$7,077,883	$4,969,190
Total expenses	5,895,132	3,830,938
Net income (loss)	$1,182,751	$1,138,252
Dividends declared	$350,000	$—
Cumulative undistributed net income	$3,017,895	$1,065,542

The Company intends to distribute the current and accumulated net income of Katonah Debt Advisors in the future.

Distressed debt platform

In December 2007, the Company committed to make an investment in a new distressed investment platform organized by Steven Panagos and Jonathan Katz named Panagos and Katz Situational Investing (“PKSI”). Mr. Panagos was most recently national practice leader of Kroll Zolfo Cooper’s Corporate Advisory and Restructuring Practice and Mr. Katz was the founding partner of Special Situations Investing, a distressed investing vehicle of JP Morgan. The Company expects that funds managed by PKSI will invest in the debt and equity securities of companies that are restructuring due to financial or operational distress. The Company also expects that PKSI may selectively originate new credit facilities with borrowers that are otherwise unable to access traditional credit markets. The Company has committed to invest up to $2.5 million directly in PKSI through an investment in Class A shares. The Company has a 35% economic interest in PKSI through its investment in Class B shares on which it will receive its pro rata share of PKSI’s operating income and may make an investment of up to $25 million in the funds managed by PKSI on which the Company will receive investment income. PKSI may also source distressed debt opportunities in which we may make direct investments. As of June 30, 2008, the Company funded approximately $1.2 million of its $2.5 million total commitment to PKSI which is an investment in the Class A shares of PKSI. As of June 30, 2008, PKSI had no significant operations.

F-42

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

6 — BORROWINGS

The Company’s debt obligations consist of the following:

	As of June 30, 2008	As of December 31, 2007
	(unaudited)
Secured revolving credit facility, $275 million commitment due October 1, 2012	$230,000,000	$255,000,000

On February 14, 2007, the Company entered into an arrangement under which the Company may obtain up to $200 million in financing (the “Facility”). On October 1, 2007, the Company amended the credit facility to increase the Company’s borrowing capacity from $200 million to $275 million, extend the maturity date from February 12, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. The interest rate is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. Interest is payable monthly.

Advances under the Facility are used by the Company primarily to make additional investments. The Company expects that the Facility will be secured by loans that it currently owns and the loans acquired by the Company with the advances under the Facility. The Company will borrow under the Facility through its wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I.

The weighted average daily debt balance for the three months ended June 30, 2008 and 2007 was approximately $235 million and $56 million, respectively. For the three months ended June 30, 2008 and 2007, the weighted average interest rate on weighted average outstanding borrowings was approximately 2.9 % and 5.3%, respectively, which excludes the amortization of deferred financing costs and facility and program fees on unfunded balances. The Company is in compliance with all its debt covenants. As of June 30, 2008, the Company had restricted cash balances of approximately $6 million which it maintained in accordance with the terms of the Facility. A portion of these funds, approximately $3 million, was released to the Company in July 2008.

7 — DISTRIBUTABLE TAX INCOME

The Company intends to distribute quarterly dividends to its stockholders. The Company’s quarterly dividends, if any, will be determined by the Board of Directors. To maintain its RIC status, the Company must timely distribute an amount equal to at least 90% of its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of the assets legally available for distribution, for each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required. At June 30, 2008, the Company had no current or accumulated undistributed taxable income.

For the quarter ended June 30, 2008, the Company declared a dividend on June 13, 2008 of $0.41 per share for a total of approximately $9 million. The record date was July 9, 2008 and the dividend was distributed on July 28, 2008.

F-43

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

The following reconciles net increase in stockholders’ equity resulting from operations to taxable income for the six months ended June 30, 2008:

Six months ended June, 2008
(unaudited)
Pre-tax net increase in stockholders’ equity resulting from operations	$7,492,537
Net unrealized losses on investments transactions not taxable	8,320,400
Expenses not currently deductible	(476,470)
Taxable income before deductions for distributions	$15,336,467
Taxable income before deductions for distributions per outstanding share	$0.72

8 — COMMITMENTS AND CONTINGENCIES

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of June 30, 2008 and December 31, 2007, the Company had committed to make a total of approximately $3 million and $4 million, respectively, of investments in various revolving senior secured loans, of which approximately $600,000 was funded as of June 30, 2008 and $865,000 was funded as of December 31, 2007. As of June 30, 2008 and December 31, 2007, the Company had committed to make a total of approximately $875,000 and $8 million, respectively, of investments in a delayed draw senior secured loans of which none was funded as of June 30, 2008 and approximately $5 million was funded as of December 31, 2007.

Katonah Debt Advisors is currently a party to an agreement with Bear Stearns entered into in connection with a warehouse credit line established to fund the initial accumulation of assets for three CLO funds, pursuant to which agreement Katonah Debt Advisors has undertaken certain “first loss” commitments, as described in more detail below. In return for Katonah Debt Advisors’ first loss commitment, Katonah Debt Advisors is entitled to receive net interest income from the underlying assets in the loan warehouse. In the future, Kohlberg Capital or Katonah Debt Advisors may enter into similar agreements in connection with funding the initial accumulation of senior secured corporate loans and certain other debt securities for future CLO Funds that Katonah Debt Advisors will manage. Such “first loss” commitments relate to (i) losses (if any) as a result of individual loan investments being ineligible for purchase by a new CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or, (ii) if a new CLO Fund has not been completed before the expiration of the related warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of loans and debt securities funded by such warehouse credit line. In return for our first loss commitment, we receive net interest income from the underlying assets in the loan warehouse.

Katonah Debt Advisors has engaged Bear Stearns to structure and raise three CLO funds, to be named Katonah 2007-I CLO Ltd. (“Katonah 2007”), Katonah 2008-I CLO Ltd. (“Katonah 2008-I”) and Katonah 2008-II CLO Ltd. (“Katonah 2008-II” and, together with Katonah 2007 and Katonah 2008-I, the “CLO Funds”), and to be managed by Katonah Debt Advisors (directly or indirectly through a services contract with an affiliate of Katonah Debt Advisors). The agreement with Bear Stearns survives the merger of Bear Stearns with JPMorgan Chase in June 2008 and continues to be in effect in accordance with its original terms. As part of this engagement, Katonah Debt Advisors entered into certain credit lines with Bear Stearns to accumulate and fund into a loan warehouse the initial assets for

F-44

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

the CLO Funds. As mentioned above, Katonah Debt Advisors has undertaken a first loss commitment, requiring Katonah Debt Advisors to reimburse Bear Stearns for (i) certain losses (if any) incurred on the assets warehoused for the CLO Funds prior to their completion, or (ii) if one or all of the CLO Funds fail to close, a portion of the losses (if any) on the resale of the warehoused assets. On January 23, 2008, Katonah Debt Advisors and Bear Stearns closed Katonah 2007. Kohlberg Capital received a structuring fee upon closing and Katonah Debt Advisors expects to earn an ongoing asset management fee based on the par amount of the underlying investments in Katonah 2007. Approximately $212 million of assets were transferred from the loan warehouse into Katonah 2007 and such assets are no longer subject to a first loss obligation. While the securities issued by the CLO funds managed by Katonah Debt Advisors are primarily held by third parties, Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of Katonah 2007. In connection with the closing of Katonah 2007, Katonah Debt Advisors’ maximum first loss obligation amount under its commitment letter with Bear Stearns was reduced from $22.5 million to $18 million.

As of June 30, 2008, Katonah 2008-I and Katonah 2008-II had acquired an aggregate of approximately $152 million and $123 million in assets, respectively, determined on the basis of the par value of such assets. If the portfolio of remaining warehoused assets for Katonah 2008-I and Katonah 2008-II had been liquidated in accordance with the terms of the engagement with Bear Stearns on June 30, 2008, the loss on such portfolio would have exceeded our maximum first loss obligation. Katonah Debt Advisors is currently in discussions with Bear Stearns regarding the timing and structure of the remaining CLO Funds, and its ability to access the warehouse credit line contemplated by the Bear Stearns commitment letter.

As of June 30, 2008, the Company funded approximately $1.2 of our $2.5 million total commitment to PKSI which is an investment in the Class A shares of PKSI.

9 — STOCKHOLDERS’ EQUITY

On December 11, 2006, the Company completed its IPO of 14,462,000 shares of common stock at $15.00 per share, less an underwriting discount and IPO expenses paid by the Company totaling $1.22 per share for net proceeds of approximately $200 million. Prior to its IPO, the Company issued to affiliates of Kohlberg & Co. a total of 3,484,333 shares of its common stock for the acquisition of certain subordinated securities issued by CLO Funds and for the acquisition of Katonah Debt Advisors. On April 28, 2008 the Company completed a rights offering which resulted in the issuance of 3.1 million common shares and net proceeds of approximately $27 million. During the year ended December 31, 2007, the Company issued 71,366 shares of common stock under its dividend reinvestment plan. During the six months ended June 30, 2008, the Company issued 116,783 shares of common stock under its dividend reinvestment plan and 100,250 shares of restricted stock. The total number of shares issued and outstanding as of June 30, 2008 was 21,334,732 and 21,234,482, respectively and shares issued and outstanding as of December 31, 2007 was 18,017,699.

10 — STOCK OPTIONS

During 2006 and as amended in 2008, the Company established a stock option plan (the “Plan”) and reserved 2,000,000 shares of common stock for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted.

On December 11, 2006, concurrent with the completion of the Company’s IPO, options to purchase a total of 910,000 shares of common stock were granted to the Company’s executive officers and directors with an exercise price per share of $15.00 (the public offering price of the common stock). Such options

F-45

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

vest equally over two, three or four years from the date of grant and have a ten-year exercise period. During the year ended December 31, 2007, the Company granted 495,000 options to its employees with a weighted average exercise price per share of $16.63, with a risk-free rate ranging between 4.6% to 5.3%, with volatility rates ranging between 20.5% to 22.4% and for which 25% of such options vest on each of the subsequent four grant date anniversaries and have a ten-year exercise period. During the six months ended June 30, 2008, and as approved by shareholders during the annual shareholders’ meeting on June 13, 2008, 20,000 options were granted to non-employee directors as partial annual compensation for their services as director. These grants were made with a ten-year exercise period with an exercise price of $11.97, with a risk free rate of 4.6% with a volatility rate of 28% and for which 50% of such options vest upon grant date and 50% vest on the first grant date anniversary.

During the year ended December 31, 2007, 90,000 options granted to employees were forfeited. During the six months ended June 30, 2008, 15,000 options granted to employees were forfeited. As of June 30, 2008, 1,320,000 total options were outstanding, 412,500 of which were exercisable. The options have an estimated remaining contractual life of 8 years and(6) months.

During the six months ended June 30, 2008, the weighted average grant date fair value per share for options granted during the period was $1.50. During the year ended December 31, 2007, the weighted average grant date fair value per share for options granted during the period was $1.90. For both the six months ended June 30, 2008 and the year ended December 31, 2007, the weighted average grant date fair value per share for options forfeited during the period was $1.81. Information with respect to options granted, exercised and forfeited under the Plan for the six months ended June 30, 2008 is as follows:

	Shares	Weighted average exercise price per share	Weighted average contractual remaining term (years)	Aggregate intrinsic value(1)
Options outstanding at January 1, 2008	1,315,000	$15.52
Granted	20,000	$11.97
Exercised	—
Forfeited	(15,000)	$16.36
Outstanding at June 30, 2008	1,320,000	$15.46	8.5	$—
Total vested at June 30, 2008	412,500	$15.33	8.5

(1)	Represents the difference between the market value of the options at June 30, 2008 and the cost for the option holders to exercise the options.

The Company uses a Binary Option Pricing Model (American, call option) as its valuation model to establish the expected value of all stock option grants. For the six months ended June 30, 2008, total stock option expense of approximately $310,000 was recognized and expensed at the Company; of this amount approximately $250,000 was expensed at the Company and approximately $60,000 was expensed at Katonah Debt Advisors. At June 30, 2008, the Company had approximately $1.2 million of compensation cost related to unvested stock-based awards the cost for which is expected to be recognized and allocated between the Company and Katonah Debt Advisors over a weighted average period of 2.0 years.

F-46

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

Restricted stock

On June 13, 2008, the Company’s shareholders approved the Company’s 2006 Equity Incentive Plan, as amended. As of June 13, 2008, the board of directors had approved the grant of awards of 100,250 shares of restricted stock to certain executive officers of the Company. Such awards of restricted stock will vest as to 50% of the shares on the third anniversary of the grant date and the remaining 50% of the shares on the fourth anniversary of the grant date. During the six months ended June 30, 2008, the Company recognized non-cash compensation expense of approximately $12,000 relating to restricted stock grants. Dividends are paid on all outstanding shares of restricted stock, whether or not vested. In general, shares of unvested restricted stock are forfeited upon the recipient’s termination of employment.

On June 13, 2008, the Company’s Board of Directors authorized the Company to allow employees who agree to cancel options that they hold to receive shares of the Company's common stock to receive 1 share of restricted stock for every 5 options so cancelled. The shares of restricted stock received by employees through any such transaction will vest annually generally over the remaining vesting schedule as was applicable to the cancelled options. On June 30, 2008 none of such shares were vested. Subsequently on July 1, 2008, employees holding options to purchase 1,250,000 shares individually entered into agreements to cancel such options and to receive 250,000 shares of restricted stock. As a result, as of July 1, 2008, after giving effect to these option cancellations and restricted stock awards, there were options to purchase 70,000 shares of common stock outstanding and there were 350,250 shares of restricted stock outstanding.

11 — OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of maximum eligible compensation, which fully vest at the time of contribution. For the three and six months ended June 30, 2008, the Company made contributions to the 401K Plan of approximately $10,000 and $20,000. The Company contributed $5,000 for both the three and six months ended June 30, 2007.

The Company has also adopted a deferred compensation plan (“Pension Plan”) effective January 1, 2007. Employees are eligible for the Pension Plan provided that they are employed and working with the Company for at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Pension Plan. On behalf of the employee, the Company contributes to the Pension Plan 1) 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Pension Plan after five years of service. For the three and six months ended June 30, 2008, the Company made contributions to the Pension Plan of approximately $50,000 and $100,000. The Company contributed $25,000 for both the three and six months ended June 30, 2007.

12 — IMPACT OF NEW ACCOUNTING STANDARDS

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement

F-47

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

attributes for similar types of assets and liabilities and to more easily understand the effect of a company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company has determined that adoption of SFAS 159 does not have an impact on the Company’s financial position or results of operations.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The Company expects that the adoption of SFAS 161 will not have an impact on the Company’s financial position or results of operations.

F-48

PROSPECTUS

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors, L.L.C. (“Katonah Debt Advisors”) manages collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments, and had approximately $2.3 billion of assets under management as of March 31, 2008. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering, from affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading private equity firm focused on middle market investing. We maintain a strategic relationship with Kohlberg & Co., which includes access to the expertise of certain executives of Kohlberg & Co. in middle market leveraged investing and a royalty-free license to use the “Kohlberg” name.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CLO Funds managed by Katonah Debt Advisors or by other asset managers. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by companies and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. For a discussion of recent developments in the financial and credit markets affecting our business, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments.”

We may offer, from time to time, in one or more offerings or series, up to $200,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprising any combination of the foregoing, which we refer to, collectively, as the “securities.” The debt securities, preferred stock, warrants and subscription rights offered by means of this prospectus may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock or warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) to the extent the holders of a majority of our outstanding voting securities and the holders of a majority of our outstanding voting securities that are not held by our affiliates approve our policy and practice of making such sales, subject to approval of such sales by our Board of Directors, at a stockholders’ meeting held no earlier than one year before such sale (we are currently seeking such approvals pursuant to a proxy statement dated June 26, 2008 in connection with a special meeting of stockholders currently scheduled to be held on July 21, 2008); (2) in connection with the exercise of certain warrants, options or rights whose issuance has been approved by our stockholders at an exercise or conversion price not less than the market value of our common stock at the date of issuance (or, if no such market value exists, the net asset value per share of our common stock as of such date); (3) to the extent such an offer or sale is approved by a majority of our stockholders; or (4) under such other circumstances as may be permitted under the 1940 Act or by the Securities and Exchange Commission (“SEC”). Note that for purposes of (1) above, a “majority” of outstanding securities is defined in the 1940 Act as (i) 67% or more of the voting securities present at a stockholders’ meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of the Company, whichever is less.

Our common stock is traded on The Nasdaq Global Select Market under the symbol “KCAP.” The net asset value per share of our common stock as of March 31, 2008 was $13.98, based on net assets of approximately $253 million as of March 31, 2008. Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this public offering. See “Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering” on page 28 for more information. On July 8, 2008 the last reported sale price of a share of our common stock on The Nasdaq Global Select Market was $9.31.

Investing in our securities involves significant risks. See “Risk Factors” beginning on page 14.

This prospectus and any accompanying prospectus supplement concisely set forth important information about us that you should know before investing in us. Please read them before making an investment decision and keep them for future reference. As a public company, we file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by writing to Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017, by telephone by calling collect at (212) 455-8300 or by visiting our website at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The above telephone number may also be used to make stockholder inquiries. You may also obtain information about us from the SEC’s website (http://www.sec.gov), which maintains the materials we file with the SEC.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is July 9, 2008.

49

You should rely only on the information contained in this prospectus and any accompanying prospectus supplements. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus and any accompanying prospectus supplements. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus or any accompanying prospectus supplement is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus and any accompanying prospectus supplements is accurate only as of the date of this prospectus or such prospectus supplement, as applicable, and under no circumstances should the delivery of this prospectus or any accompanying prospectus supplement or the sale of any securities imply that the information in this prospectus or such accompanying prospectus supplement is accurate as of any later date or that the affairs of Kohlberg Capital Corporation have not changed since the date hereof or thereof. We will update the information in these documents to reflect material changes only as required by law. Our business, financial condition, results of operations and prospectus may have changed since then.

KOHLBERG CAPITAL CORPORATION

Kohlberg Capital Corporation, our logo and other trademarks of Kohlberg Capital Corporation mentioned in this prospectus are the property of Kohlberg Capital Corporation. Kohlberg & Co., L.L.C., its logo and other trademarks of Kohlberg & Co., L.L.C. mentioned in this prospectus are the property of Kohlberg & Co., L.L.C. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

i

About this prospectus

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $200,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprising any combination of the foregoing, on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Risk Factors” and “Available Information” before you make an investment decision.

ii

Prospectus summary

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus, unless the context otherwise requires, “Company,” “Kohlberg Capital,” “we,” “us” and “our” refer to Kohlberg Capital Corporation (or Kohlberg Capital, LLC prior to the conversion described under “ — Our Corporate Information”), in each case together with our wholly-owned portfolio company Katonah Debt Advisors, and “Katonah Debt Advisors” refers to Katonah Debt Advisors, L.L.C., together with any additional direct or indirect wholly-owned subsidiaries that we organize in connection with the business of Katonah Debt Advisors.

OVERVIEW

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors, manages collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading private equity firm focused on middle market investing. As of March 31, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by companies and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

Including employees of Katonah Debt Advisors, some of whom also serve as officers of the Company, we employ an experienced team of 20 investment professionals and 31 total staff members. Dayl W. Pearson, our President and Chief Executive Officer (“CEO”) and one of our directors, has been in the financial services industry for over 30 years. During the past 16 years, Mr. Pearson has focused almost exclusively in the middle market and has originated, structured and underwritten over $5 billion of debt and equity securities. R. Jon Corless, our Chief Investment Officer (“CIO”), has managed investment portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. E.A. Kratzman, our Vice President and the President of Katonah Debt Advisors, has more than 30 years of credit and investment experience and has participated in fundraising for 19 funds investing in loans, high-yield bonds and credit derivatives with an aggregate value of approximately $7 billion. Michael I. Wirth, our Chief Financial Officer (“CFO”) and Chief Compliance Officer (“CCO”), has over 19 years of experience in the structured finance industry and has advised, originated and/or managed portfolios with an aggregate value of $15 billion. The Chairman of our Board of Directors and Investment Committee, Christopher Lacovara, is one of the two co-managing partners of Kohlberg & Co. and has completed more than 25 leveraged buyouts and add-on acquisitions with an aggregate value of approximately $3.5 billion and has served on the boards of directors of numerous private and publicly-traded middle market companies.

Recent developments

Recent Market Developments.  Recent events in the subprime mortgage sector have impacted the broader financial and credit markets and have reduced the availability of capital for both broadly syndicated loans (including capital available to invest through CLO Funds) and middle market loans. Even though we have no direct exposure to commercial or residential mortgage debt (subprime or otherwise) or other consumer borrowings, we believe that the recent reduction in liquidity may affect both our middle market investment business and the asset management business of Katonah Debt Advisors in several ways:

➢	We believe that the decrease in debt capital available to both corporate borrowers and private equity firms will increase our future interest income available for distributions to our stockholders and to investors in CLO Funds because of higher interest spreads on loans.
➢	We expect that greater structural protection that lenders require for new loans, such as lower overall financial leverage and maintenance financial covenants, will increase the opportunities for us to invest, since we have generally decided not to invest in highly leveraged or “covenant light” credit facilities.
➢	We expect that the interest spread on debt issued by future CLO Funds managed by Katonah Debt Advisors will need to be higher than that on debt of its existing CLO Funds, and that Katonah Debt Advisors may need to evaluate other fund structures to continue the growth in its assets under management and fee income. Current CLO market conditions delayed the completion of several CLO Funds which Katonah Debt Advisors had expected to complete during 2007 and may delay the completion of CLO Funds scheduled to be completed during 2008.

Recent Company Developments.  On December 20, 2007, we committed to make an investment in a new distressed investment platform organized by Steven Panagos and Jonathan Katz and named Panagos/Katz Situational Investing (“PKSI”). Mr. Panagos was most recently national practice leader of Kroll Zolfo Cooper’s Corporate Advisory and Restructuring Practice, and Mr. Katz was the founding partner of Special Situations Investing Inc., a distressed investing vehicle of JPMorgan Chase & Co. (“JPMorgan”). We expect that funds managed by PKSI will invest in the debt and equity securities of companies that are restructuring due to financial or operational distress. We also expect that PKSI may selectively originate new credit facilities with borrowers that are otherwise unable to access traditional credit markets. We committed to invest up to $2.5 million directly in PKSI through an investment in its Class A securities. We have a 35% economic interest in PKSI through our investment in its Class B securities on which we will receive our pro rata share of its operating income and may make an investment of up to $25 million in funds managed by PKSI, on which we will receive our pro rata share of such funds’ investment income. PKSI may also source distressed debt opportunities in which we may make direct investments. As of March 31, 2008, we had funded approximately $900,000 of our $2.5 million commitment to invest in Class A securities of PKSI.

On January 2, 2008, we acquired substantially all of the assets of Scott’s Cove Capital Management LLC (“Scott’s Cove”), an asset manager focused on an event-driven credit long short investment strategy. As a result of the acquisition, we acquired approximately $60 million of fee paying assets under management. We have integrated the Scott’s Cove business within the Katonah Debt Advisors asset management platform. In connection with the acquisition, Katonah Debt Advisors entered into employment agreements with three Scott’s Cove investment professionals, and we expect these individuals will assist us in structuring, raising and investing new funds to be managed by Katonah Debt Advisors.

On January 23, 2008, our wholly-owned asset management company, Katonah Debt Advisors, closed Katonah 2007-I CLO Ltd. (“Katonah 2007”), a new $315 million CLO Fund. Kohlberg Capital received a structuring fee upon closing and Katonah Debt Advisors expects to earn an ongoing asset management fee based on the par amount of the underlying investments in the CLO Fund. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of this latest CLO Fund.

On March 31, 2008, we announced the terms of a transferable rights offering (“transferable rights offering”) for which we issued to shareholders of record as of March 31, 2008 transferable rights to subscribe for an aggregate of up to 3.1 million shares of our common stock (one right for every six shares owned as of the record date). On April 28, 2008, the expiration date of the transferable rights offering, we fixed the subscription price of $9.2666, which is equal to 95% of the volume-weighted average of the sales prices of our shares of common stock on the NASDAQ Global Select Market for the prior ten consecutive trading days. We received basic subscriptions for approximately 2.8 million shares with over-subscriptions of approximately 1.3 million shares which were allocated pro-rata among the record date stockholders in accordance with the procedures described in the transferable rights offering prospectus. No over-subscription shares were issued to holders of rights who were not record date stockholders. The issuance of the 3.1 million of shares offered through the transferable rights offering resulted in gross proceeds to us of approximately $29 million. We have used the net proceeds from the transferable rights offering to reduce existing indebtedness under our credit facility. However, such reduction of indebtedness is expected to be only temporary, and we expect to utilize our credit facility for additional borrowings in accordance with our investment objective and strategy and relevant legal rules applicable to BDCs.

OUR PORTFOLIO

Investment securities

We invest in senior secured loans and mezzanine debt and, to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. However, we may invest in other companies if we are presented with attractive opportunities. Our portfolio investments at fair value decreased from $505 million at December 31, 2007 to $488 million as of March 31, 2008. The net decrease in portfolio size relates primarily to unrealized mark-to-market fair value declines in our investment portfolio. Such decline relates primarily to illiquidity in the broader debt markets and not to credit issues in our portfolio. Our intention is to hold such assets to maturity and thus mitigate such unrealized losses. During the year ended December 31, 2007, we also sold some of our initial portfolio of primarily first lien loans that were accumulated prior to completion of our initial public offering in order to move towards our targeted portfolio mix of first and second lien loans, mezzanine finance and equity securities. First lien loan balances at fair value decreased to $216 million at March 31, 2008 from $260 million at December 31, 2007. Second lien, mezzanine loan and bond positions decreased to $147 million at March 31, 2008 from $151 million at December 31, 2007. We had equity securities, other than CLO equity securities, totaling $3.6 million and investments in CLO Fund securities of $57 million at fair value as of March 31, 2008. As of March 31, 2008, our investments in loans and debt securities had an annual weighted average interest rate of approximately 7.8%. For additional information regarding our investment portfolio and estimated net asset value as of March 31, 2008 see “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Overview — Investment Securities.”

Investment in CLO Fund securities

We typically make a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO Funds managed by other asset management companies. The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. As of March 31, 2008, we had $57 million at fair value in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors. The CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred stock. As of March 31, 2008, all of the CLO Funds in which we hold investments maintained the original issue credit ratings on all classes of their securities and were continuing to make cash payments to all classes of investors. As of March 31, 2008, our CLO Fund securities had an average annual cash yield of 28%.

Investment in Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. As a manager of the CLO Funds, Katonah Debt Advisors expects to receive contractual and recurring management fees and any subsequent incentive management fees from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management, and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred stock. Katonah Debt Advisors also typically receives one-time structuring fees upon the creation of a new CLO Fund. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings. As of March 31, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management, and our 100% equity interest in the company was valued at approximately $63 million.

Portfolio valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Investments for which market quotations are readily available are valued at such market quotations (“marked to market”). The Board of Directors has retained an independent valuation firm to provide third-party valuation consulting services, which consist of certain limited procedures that we identify and request the independent valuation firm to perform. As of March 31, 2008, approximately 51% of our investments were investments that were marked to market or for which we utilized the valuation services provided by the independent valuation firm in connection with the determination of fair value by our Board of Directors. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and a valuation process which are intended to provide a consistent basis for determining the fair value of the portfolio. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ significantly from the values that would have been used had a market existed for such investments or from the values that would have been placed on such assets by other market participants, and the differences could be material. See “Risk Factors — Risks Related to Our Investments — Our portfolio investments for which there is no readily available market, including our investment in Katonah Debt Advisors, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments” and “Determination of Net Asset Value.”

OUR STRATEGIC RELATIONSHIP WITH KOHLBERG & CO.

We believe that we derive substantial benefits from our strategic relationship with Kohlberg & Co. The Chairman and co-managing partners of Kohlberg & Co., each of whom is a member of our Board of Directors, and, in the case of the co-managing partners, also members of our Investment Committee, each possesses on average more than 20 years of investment banking and middle market investing experience. Christopher Lacovara, one of the firm’s two co-managing partners, serves as the Chairman of our Board of Directors and of our Investment Committee. Through such participation, we have access to the expertise of these individuals in the middle market and leveraged investing, which we believe enhances our capital raising, due diligence, investment selection and credit analysis activities. Affiliates of Kohlberg

& Co., including those who serve on our Board of Directors and on our Investment Committee, own, in the aggregate, approximately 15% of our outstanding common stock. Kohlberg & Co. is a leading U.S. private equity firm which manages investment funds that acquire middle market companies. Since its founding in 1987, Kohlberg & Co. has organized six private equity funds, through which it has raised approximately $3.5 billion of committed capital and completed more than 80 platform and add-on acquisitions with an aggregate value of approximately $7 billion.

Because we are an internally managed BDC, we do not pay any fees to Kohlberg & Co. or any of its affiliates. Under the 1940 Act, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the Securities and Exchange Commission (the “SEC”). In addition, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

COMPETITIVE ADVANTAGES

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

➢	Internally managed structure and significant management resources. We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders.
➢	Multiple sourcing capabilities for assets. We have multiple sources of loans, mezzanine investments and equity investments through our industry relationships, Katonah Debt Advisors and our strategic relationship with Kohlberg & Co. From January 1, 2007 through December 31, 2007, we reviewed 595 investment opportunities, which resulted in 50 completed transactions and a total gross investment of $374 million.
➢	Disciplined investment process. We employ a rigorous credit review process and due diligence intensive investment strategy which our senior management has developed over more than 20 years of lending. For each analyzed company, we develop our own underwriting case and multiple stress case scenarios and an event-specific financial model reflecting company, industry and market variables. Generally, both we and the CLO Funds managed by Katonah Debt Advisors have decided not to invest in highly leveraged or “covenant light” credit facilities.
➢	Katonah Debt Advisors’ credit platform. Katonah Debt Advisors serves as a source of our direct investment opportunities and cash flow, and certain credit analysts employed by Katonah Debt Advisors who also serve as officers of the Company serve as a resource for credit analysis.
➢	Investments in a wide variety of portfolio companies in a number of different industries with no exposure to mortgage-backed securities. Our investment portfolio (excluding our investments in asset manager affiliates and CLO Fund securities) is spread across 26 different industries and 86 different entities with an average balance per entity of approximately $4 million. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by companies and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.
➢	Strategic relationship with Kohlberg & Co. We believe that Kohlberg & Co. is one of the oldest and most well-known private equity firms focused on the middle market, and we expect to continue to derive substantial benefits from our strategic relationship with Kohlberg & Co.
➢	Significant equity ownership and alignment of incentives. Our senior management team, the senior management team of Katonah Debt Advisors and affiliates of Kohlberg & Co. together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our stockholders.

RISK FACTORS

Investing in Kohlberg & Co. involves significant risks. The following is a summary of certain risks that you should carefully consider before investing in our securities. For a further discussion of these risk factors, please see “Risk Factors” beginning on page 14.

Risks related to our business

➢	We have a limited operating history.
➢	We are dependent upon senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.
➢	We operate in a highly competitive market for investment opportunities.
➢	If we are unable to source investments effectively, we may be unable to achieve our investment objective.
➢	There is a risk that we may not make distributions.
➢	We may have difficulty paying our required distributions if we recognize income before or without receiving cash equal to such income.
➢	We may incur losses as a result of “first loss” agreements, including Katonah Debt Advisors’ agreement with Bear Stearns & Co. Inc. (“Bear Stearns”), into which we or Katonah Debt Advisors may enter in connection with warehousing credit arrangements which we put in place prior to raising a CLO Fund and pursuant to which we agree to reimburse credit providers for a portion of losses (if any) on warehouse investments.
➢	Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
➢	We may experience fluctuations in our quarterly and annual operating results and credit spreads.
➢	We are exposed to risks associated with changes in interest rates and spreads.
➢	The debt we incur could increase the risk of investing in our Company.
➢	Because we have outstanding indebtedness, we are exposed to additional risks, including the typical risks associated with leverage.
➢	The agreements governing our securitized revolving credit facility (“credit facility”) contain various covenants that limit our discretion in operating our business and also include certain financial covenants.
➢	Because we intend to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.
➢	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Risks related to our investments

➢	Our investments may be risky, and you could lose all or part of your investment.
➢	Our portfolio investments for which there is no readily available market, including our investment in Katonah Debt Advisors, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.
➢	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.
➢	Economic recessions or downturns could negatively impact our portfolio companies and harm our operating results.
➢	Defaults by our portfolio companies could harm our operating results.

➢	When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.
➢	Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.
➢	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
➢	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
➢	Our investments in equity securities involve a substantial degree of risk.
➢	The lack of liquidity in our investments may adversely affect our business.
➢	We may not receive all or a portion of the income we expect to continue to receive from Katonah Debt Advisors.
➢	We may not receive any return on our investment in the CLO Funds in which we have invested and we may be unable to raise additional CLO Funds.

Risks related to our operation as a BDC

➢	Our management team has limited experience managing a BDC.
➢	Our ability to enter into transactions with our affiliates is restricted.
➢	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.
➢	Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.
➢	If we do not invest a sufficient portion of our assets in “qualifying assets,” we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.
➢	If we are unable to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), we will be subject to corporate-level U.S. federal income tax, which will adversely affect our results of operations and financial condition.

Risks related to offerings pursuant to this prospectus

➢	There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.
➢	Investing in shares of our common stock may involve an above average degree of risk.
➢	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering.
➢	We may allocate the net proceeds from an offering, to the extent it is successful, in ways with which you may not agree.
➢	Our share price may be volatile and may fluctuate substantially.
➢	Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.
➢	Investors in offerings of our common stock may incur immediate dilution upon the closing of such offering.
➢	Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.
➢	The trading market or market value of our publicly issued debt securities may fluctuate.
➢	Terms relating to redemption may materially adversely affect your return on the debt securities.

➢	Our credit ratings may not reflect all risks of an investment in the debt securities.
➢	If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.
➢	Our principal stockholders have substantial ownership in us, which could limit your ability to influence the outcome of key transactions, including a change of control. In addition, some of our stockholders may have interests in Kohlberg Capital that differ from yours.
➢	Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

OUR QUALIFICATION AS A REGULATED INVESTMENT COMPANY

As a RIC under Subchapter M of the Code, we intend to distribute to our stockholders (i) substantially all of our net investment income and the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (together referred to in this prospectus as “net investment company income”), plus (ii) any net capital gains (the excess, if any, of realized long-term capital gains over short-term capital losses). We intend to do so because to qualify for treatment as a RIC eligible for pass-through treatment, we must, among other things, meet certain source-of-income, asset diversification and distribution requirements. As a RIC eligible for pass-through tax treatment, we generally will not have to pay corporate-level taxes on any of our income and gains that we distribute to our stockholders. See “Certain U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.” On March 13, 2007 we declared a dividend in the amount of $0.29 per share, on June 8, 2007 we declared a dividend in the amount of $0.35 per share, on September 24, 2007 we declared a dividend in the amount of $0.37 per share, on December 14, 2007 we declared a dividend in the amount of $0.39 per share, on March 14, 2008 we declared a dividend in the amount of $0.41 per share and on June 13, 2008, we declared a dividend in the amount of $0.41 per share. These dividends represented our estimated net investment company income for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, plus, with respect to the dividends declared in 2007, a portion of our undistributed 2006 net investment company income.

OUR CORPORATE INFORMATION

We were organized in August 2006 as a Delaware limited liability company under the name Kohlberg Capital, LLC. Prior to the completion of our initial public offering, we acquired 100% of the equity interests in Katonah Debt Advisors, an entity through which Kohlberg & Co. historically conducted its middle market lending and asset management business, made an election to be regulated as a BDC, and converted to a Delaware corporation. Upon the completion of our initial public offering, we used approximately $185 million of the net proceeds to acquire a portfolio of senior secured term loans from an entity organized by Katonah Debt Advisors. We have elected to be treated as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2006.

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Offerings

We may offer, from time to time, up to $200,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprising any combination of the foregoing, on terms to be determined at the time of the offering, which we refer to, collectively, as the “securities.” The debt securities, preferred stock, warrants and subscription rights offered by means of this prospectus may be convertible or exchangeable into shares of our common stock. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. In the event we offer common stock or warrants or rights to acquire such common stock, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) to the extent the holders of a majority of our outstanding voting securities and the holders of a majority of our outstanding voting securities that are not held by our affiliates approve our policy and practice of making such sales, subject to approval of such sales by our Board of Directors, at a stockholders’ meeting held no earlier than one year before such sale (we are currently seeking such approvals pursuant to a proxy statement dated June 26, 2008 in connection with a special meeting of stockholders currently scheduled to be held on July 21, 2008); (2) in connection with the exercise of certain warrants, options or rights whose issuance has been approved by our stockholders at an exercise or conversion price not less than the market value of our common stock at the date of issuance (or, if no such market value exists, the net asset value per share of our common stock as of such date); (3) to the extent such an offer or sale is approved by a majority of our stockholders; or (4) under such other circumstances as may be permitted under the 1940 Act or by the SEC. Note that for purposes of (1) above, a “majority” of outstanding securities is defined in the 1940 Act as (i) 67% or more of the voting securities present at a stockholders’ meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of the Company, whichever is less.

We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities:

Use of proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and current market conditions and repaying indebtedness. Any reduction of our indebtedness through the use of proceeds of an offering is expected to be only temporary, and we expect to utilize our credit facility for additional borrowings in accordance with our investment objective and strategy and relevant legal rules applicable to BDCs. Each prospectus supplement relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

Listing
Our common stock is traded on The Nasdaq Global Select Market under the symbol “KCAP.”
Trading at a discount
Shares of closed-end investment companies, including BDCs, frequently trade at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.
Distributions
We intend to continue to pay quarterly dividends to our stockholders. Our quarterly dividends are determined by our Board of Directors. On March 13, 2007 we declared a dividend in the amount of $0.29 per share, which was paid on April 17, 2007 to stockholders of record on April 6, 2007, on June 8, 2007 we declared a dividend in the amount of $0.35, which was paid on July 23, 2007 to stockholders of record on July 9, 2007, on September 24, 2007 we declared a dividend in the amount of $0.37 per share, which was paid on October 26, 2007 to stockholders of record on October 10, 2007, on December 14, 2007 we declared a dividend in the amount of $0.39 per share, which was paid on January 24, 2008 to stockholders of record on December 24, 2007, on March 14, 2008 we declared a dividend in the amount of $0.41 per share, which was paid on April 28, 2008 to stockholders of record on April 8, 2008, and on June 13, 2008 we declared a dividend in the amount of $0.41 per share, which will be paid on July 28, 2008 to stockholders of record on July 9, 2008. See “Distributions.”
Dividend reinvestment plan
We have adopted a dividend reinvestment plan through which cash dividends are automatically reinvested in additional shares of our common stock, unless a stockholder opts out of the plan and elects to receive cash. Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. See “Dividend Reinvestment Plan.”
Leverage
We borrow funds under our credit facility to make additional investments. This practice, which is known as “leverage,” allows us to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors — Risks

Related to Our Business — The debt we incur could increase the risk of investing in our Company.” As a BDC, we generally are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.
Risk factors
Investing in our securities involves certain significant risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our securities. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our securities.
Certain anti-takeover measures
Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities. See “Description of Our Common Stock.”
Where you can find additional information
We have filed with the SEC a registration statement on Form N-2, which includes related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

Our common stock is registered under the Exchange Act, and we are required to file reports, proxy statements and other information with the SEC. The materials we file are available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

Fees and expenses

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expense (as a percentage of the offering price)

Sales load	— %(1)
Offering expenses	— %(2)
Dividend reinvestment plan fees	None	(3)
Total stockholder transaction expenses	— %

Annual Expenses (as a percentage of net assets attributable to common stock)(4)

Operating expenses	1.9%(5)
Interest payments on borrowed funds	2.8%(6)
Total annual expenses	4.7%(7)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts are based upon payment by the Company of operating expenses at the levels set forth in the table above which, except as indicated above, does not include leverage or related expenses.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(8)	$110	$197	$286	$509

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or dealer managers, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” The participants in the dividend reinvestment plan pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)	“Net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities), which were approximately $253 million as of March 31, 2008 and approximately $280 million immediately following the completion of the transferable rights offering in May 2008 and as adjusted for expected increases as a result of this offering.
(5)	“Operating Expenses” represents an estimate of our annual operating expense. We do not have an investment adviser. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.
(6)	“Interest Payments on Borrowed Funds” represents an estimate of our annual interest expense based on payments assumed to be made under our credit facility. This estimate assumes that we borrow for investment purposes an amount equal to 42% of our total assets at a per annum interest rate of approximately 4%. Actual interest payments may differ from the amount shown.

(footnotes continued on following page)

(7)	“Total Annual Expenses” is the sum of “Operating Expenses” and “Interest Payments on Borrowed Funds.”
(8)	For illustrative purposes a 6% sales load with offering expenses of 0.6% is assumed. The actual sales load and offering expenses may differ.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

Selected financial and other data

The selected financial and other data beginning on page 38 of this prospectus should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto located elsewhere in this prospectus.

Risk factors

Investing in our securities involves a high degree of risk. Before you invest in our securities, you should be aware of various significant risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, the net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS

We have a limited operating history.

We were organized in August 2006 to continue the middle market investment business and asset management business of Katonah Debt Advisors, which was organized in 2005 by Kohlberg & Co. Katonah Debt Advisors commenced its asset management operations with the hiring of E.A. Kratzman, its President (who also serves as our Vice President and a member of our Investment Committee), in June 2005 and began its middle market lending operations in February 2006 with the hiring of Dayl W. Pearson, who serves as our President and CEO and one of our directors, and R. Jon Corless, who serves as our CIO. In December 2006, we completed an initial public offering of our common stock and our common stock was listed on The Nasdaq Global Select Market. We have a limited operating history. As a result, we have limited operating results which demonstrate our ability to manage our business. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment in us could decline substantially.

We are dependent upon senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of our senior management as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our senior management team and our Board of Directors. The departure of any of the members of our senior management or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with other BDCs, as well as a large number of investment funds, investment banks and other sources of financing, including traditional financial services companies, such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable some of our competitors to make commercial loans with interest rates that are comparable to or lower than the rates we typically offer. We may lose prospective portfolio investments if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more

Risk factors

relationships and build their market shares. Furthermore, many of our potential competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities or that we will be able to fully invest our available capital. If we are not able to compete effectively, our business and financial condition and results of operations will be adversely affected. Although Kohlberg & Co. has agreed to notify us of equity investment opportunities that are presented to Kohlberg & Co. but do not fit the investment profile of Kohlberg & Co. or its affiliates, no such referral to date has resulted in an investment by us or Katonah Debt Advisors.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot assure you that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

There is a risk that we may not make distributions.

We intend to continue to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at historical or any specific levels or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Distributions.” Also, restrictions and provisions in our credit facility may limit our ability to make distributions. See “Obligations and Indebtedness.” If we do not distribute a certain percentage of our income annually, we could fail to qualify for tax treatment as a RIC and we would be subject to corporate level U.S. federal income tax. See “Certain U.S. Federal Income Tax Considerations.” We cannot ensure that we will make distributions at historical or any other specified levels or at all.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash equal to such income.

In accordance with accounting principles generally accepted in the United States (“GAAP”) and the Code, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind (“PIK”) interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted PIK arrangements are included in income for the period in which such PIK interest was received, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments generally are valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt

Risk factors

investments and warrants is allocated to the warrants that we receive. This generally results in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify as a RIC eligible for pass-through tax treatment. Because such original issue discount income might exceed the amount of cash received in a given year with respect to such investment, we might need to obtain cash from other sources to satisfy such distribution requirements. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to meet these distribution requirements, we will not qualify for tax treatment as a RIC or, even if such distribution requirement is satisfied, we may be subject to tax on the amount that is undistributed. Accordingly, we may have to sell some of our assets, raise additional debt or equity securities or reduce new investment originations to meet these distribution requirements and avoid tax. See “Certain U.S. Federal Income Tax Considerations.”

We may incur losses as a result of “first loss” agreements, including Katonah Debt Advisors’ agreement with Bear Stearns, into which we or Katonah Debt Advisors may enter in connection with warehousing credit arrangements which we put in place prior to raising a CLO Fund and pursuant to which we agree to reimburse credit providers for a portion of losses (if any) on warehouse investments.

Katonah Debt Advisors is currently a party to a “first loss” agreement with Bear Stearns entered into in connection with a warehouse credit line established by Katonah Debt Advisors to fund the initial accumulation of assets for Katonah 2007, and we or Katonah Debt Advisors may enter into similar agreements in the future. Such agreements (referred to as “first loss agreements” or “first loss obligations” in this prospectus) relate to (i) losses as a result of individual loan investments being ineligible for purchase by the CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or, (ii) if the CLO Fund has not been completed before the expiration of the warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of such loans funded by the warehouse credit line. As a result, we may incur losses if loans and debt obligations that had been purchased in the warehouse facility become ineligible for inclusion in the CLO Fund or if a planned CLO Fund does not close. In connection with the closing of Katonah 2007 in January 2008, Katonah Debt Advisors’ maximum first loss obligation amount under its commitment letter with Bear Stearns was reduced from $22.5 million to $18 million. If the portfolio of remaining warehoused assets accumulated under the Bear Stearns warehouse credit facility had been liquidated on March 31, 2008, Katonah Debt Advisors’ first loss obligation would have been $18 million. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Commitments and Off-Balance Sheet Arrangements.”

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized losses. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Risk factors

We may experience fluctuations in our quarterly and annual operating results and credit spreads.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are exposed to risks associated with changes in interest rates and spreads.

Changes in interest rates may have a substantial negative impact on our investments, the value of our securities and our rate of return on invested capital. A reduction in the interest spreads on new investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including mezzanine securities and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. An increase in interest rates due to an increase in credit spreads, regardless of general interest rate fluctuations, could also negatively impact the value of any investments we hold in our portfolio. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

The debt we incur could increase the risk of investing in our Company.

As of March 31, 2008, we had $250 million of outstanding indebtedness, with available additional borrowing capacity of $25 million under our credit facility, which accrues interest based on prevailing commercial paper rates plus 0.85% (or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread) and matures on October 1, 2012. Subsequent to March 31, 2008, we reduced existing indebtedness under our credit facility by approximately $30 million with the net proceeds of the transferable rights offering we completed in May 2008 to approximately $240 million. Any reduction of our indebtedness through the use of proceeds of the transferable rights offering or offerings pursuant to this prospectus is expected to be only temporary, and we expect to continue to utilize our credit facility for additional borrowings in accordance with our investment objective and strategy and relevant legal rules applicable to BDCs. We expect to continue to borrow from, and issue senior debt securities to, banks, insurance companies and other lenders, including pursuant to our credit facility. See “Obligations and Indebtedness.” Lenders have fixed dollar claims on our assets that are superior to the claims of our stockholders, and we may grant a security interest in our assets in connection with our borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leverage would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not used leverage. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

Risk factors

As a BDC, we are generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and other debt securities and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on our Portfolio (Net of Expenses)(1)	–10%	–5%	0%	5%	10%
Corresponding Return to Common Stockholder(2)	–20%	–12%	–3%	6%	15%

(1)	The assumed portfolio return is required by SEC rules and is not a prediction of, and does not represent, our projected or actual performance. The table also assumes that we will maintain a constant level of leverage. The amount of leverage that we use will vary from time to time.
(2)	Assumes (the following to be subsequently adjusted for expected increases as a result of this offering) (i) that we borrow an amount equal to 42% of our total assets, equal to approximately $514 million immediately following the completion of the transferable rights offering in May 2008, (ii) approximately $223 million in debt outstanding, (iii) approximately $280 million in stockholders’ equity and (iv) an average cost of funds of approximately 3%. Actual interest payments may be different.

Because we have outstanding indebtedness, we are exposed to additional risks, including the typical risks associated with leverage.

We borrow funds or may issue senior securities, pursuant to our existing credit facility or other agreements, to make additional investments. With certain limited exceptions, we are only allowed to borrow amounts or issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing or issuance. The amount of leverage that we employ will depend on our management’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations of stockholders, including:

➢	a likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage;
➢	exposure to increased risk of loss if we incur debt or issue senior securities to finance investments because a decrease in the value of our investments would have a greater negative impact on our returns and therefore the value of our common stock than if we did not use leverage;
➢	that the covenants contained in the documents governing the credit facility or other debt instruments could restrict our operating flexibility. Such covenants may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act and could require us to liquidate investments at an inopportune time; and
➢	that we, and indirectly our stockholders, will bear the cost of leverage, including issuance and servicing costs (i.e., interest).

Any requirement that we sell assets at a loss to redeem or pay interest or dividends on any leverage, or for other reasons, would reduce our net asset value and also make it difficult for the net asset value to recover. Our Board of Directors, in their judgment, nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

Risk factors

The agreements governing our credit facility contain various covenants that limit our discretion in operating our business and also include certain financial covenants.

We have entered into a credit facility that is backed by a revolving pool of loans. Under the credit facility, we are subject to limitations as to how borrowed funds may be used, including restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could result in the early amortization of the credit facility, limit further advances and, in some cases, result in an event of default. An event of default under the credit facility would result, among other things, in the termination of the availability of further funds under the credit facility and an accelerated maturity date for all amounts outstanding under the credit facility, which would likely disrupt our business and, potentially, the portfolio companies whose loans we financed through the credit facility. This could reduce our revenues and, by delaying any cash payment allowed to us under the credit facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC. If we default under certain provisions of the credit facility, the remedies available to the lender may limit our ability to declare dividends. Moreover, we cannot assure you that we will be able to borrow funds under the credit facility at any particular time or at all. For a more detailed discussion of the credit facility, see “Obligations and Indebtedness.”

Because we intend to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

In order to qualify as a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains (which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders). As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to issue additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline. On March 13, 2007, June 8, 2007, September 24, 2007, December 14, 2007, March 14, 2008 and June 13, 2008 we declared dividends in the amount of $0.29 per share, $0.35 per share, $0.37 per share, $0.39 per share, $0.41 per share and $0.41 per share, respectively. These dividends represented our estimated distributable income for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 and June 30, 2008, plus, with respect to the dividends declared in 2007, a portion of our undistributed 2006 distributable income.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current

Risk factors

operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

RISKS RELATED TO OUR INVESTMENTS

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in senior secured term loans, mezzanine debt and selected equity investments issued by middle market companies.

Secured Loans.  When we extend secured term loans, we generally take a security interest (either as a first lien position or as a second lien position) in the available assets of these portfolio companies, including the equity interests of their subsidiaries, which we expect to assist in mitigating the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to exercise our remedies.

Mezzanine Debt.  Our mezzanine debt investments generally are subordinated to senior loans and generally are unsecured. This may result in an above average amount of risk and volatility or loss of principal.

These investments may entail additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt is subject to greater fluctuations in value based on changes in interest rates and such debt could subject us to phantom income. Since we generally do not receive any cash prior to maturity of the debt, the investment is of greater risk.

Equity Investments.  We expect to make selected equity investments. In addition, when we invest in senior secured loans or mezzanine debt, we may acquire warrants. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Associated with Middle Market Companies.  Investments in middle market companies also involve a number of significant risks, including:

➢	limited financial resources and inability to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing the value of any guarantees we may have obtained in connection with our investment;
➢	shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
➢	dependence on management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
➢	less predictable operating results, being parties to litigation from time to time, engaging in rapidly

Risk factors

changing businesses with products subject to a substantial risk of obsolescence, and requiring substantial additional capital to support their operations, finance expansion or maintain their competitive position;
➢	difficulty accessing the capital markets to meet future capital needs; and
➢	generally less publicly available information about their businesses, operations and financial condition.

Our portfolio investments for which there is no readily available market, including our investment in Katonah Debt Advisors, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.

Our investments consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these securities at fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. These valuations are initially prepared by our management and reviewed by our Valuation Committee which utilizes its best judgment in arriving at the fair value of these securities. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Where appropriate, our Board of Directors utilizes the services of an independent valuation firm to aid it in determining fair value, particularly in the case of our investments in CLO Funds and in Katonah Debt Advisors, which are valued quarterly, and investments in mezzanine and equity securities, which are valued regularly. The independent valuation firm provides third-party valuation consulting services, which consist of certain limited procedures that we identify and request the independent valuation firm to perform. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly-traded companies, discounted cash flow and other relevant factors. The value of our investment in Katonah Debt Advisors is determined based on a percentage of the assets under management and a multiple of its operating income, both of which are based, in part, on an analysis of the valuation of comparable asset management companies. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed or from the valuations that would be placed on our assets by other market participants. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of March 31, 2008, our largest investment, our 100% equity interest in Katonah Debt Advisors, equaled approximately 13% of the fair value of our investments. Beyond the asset diversification requirements associated with our qualification as a RIC (as described further in “Certain U.S. Federal Income Tax Considerations”), we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly

Risk factors

represented among our investments. In accordance with our current policy, we will not “concentrate” our investments, that is, invest 25% or more of our assets in any particular industry (determined at the time of investment). However, to the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Economic recessions or downturns could negatively impact our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies could harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other debt holders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets. Such events could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

Most of our investments are either debt or minority equity investments in our portfolio companies. Therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we generally are not in a position to control any portfolio company by investing in its debt securities.

Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Risk factors

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies are permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the size of our investment and the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance.

Our investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities have also experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment depends on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights.

The lack of liquidity in our investments may adversely affect our business.

We invest in securities issued by private companies. These securities may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Risk factors

We may not receive all or a portion of the income we expect to continue to receive from Katonah Debt Advisors.

We expect to continue to receive distributions of recurring fee income, after the payment of its expenses, from the asset management activities of Katonah Debt Advisors. However, the existing asset management agreements pursuant to which Katonah Debt Advisors receives such fee income from the CLO Funds for which it serves as manager may be terminated for “cause” by the holders of a majority of the most senior class of securities issued by such CLO Funds and the holders of a majority of the subordinated securities issued by such CLO Funds. “Cause” is defined in the asset management agreements to include a material breach by Katonah Debt Advisors of the indenture governing the applicable CLO Fund, breaches by Katonah Debt Advisors of certain specified provisions of the indenture, material breaches of representations or warranties made by Katonah Debt Advisors, bankruptcy or insolvency of Katonah Debt Advisors, fraud or criminal activity on the part of Katonah Debt Advisors or an event of default under the indenture governing the CLO Funds. We expect that future asset management agreements will contain comparable provisions. Further, a significant portion of the asset management fees payable to Katonah Debt Advisors under the asset management agreements are subordinated to the prior payments of interest on the senior securities issued by the CLO Funds. If the asset management agreements are terminated or the CLO Funds do not generate enough income to pay the subordinated management fees, we will not receive the fee income that we expect to continue to receive from Katonah Debt Advisors, which will reduce income available to make distributions to our stockholders.

We may not receive any return on our investment in the CLO Funds in which we have invested and we may be unable to raise additional CLO Funds.

As of March 31, 2008, we had $57 million at fair value in the subordinated securities or preferred shares issued by CLO Funds managed by Katonah Debt Advisors and certain other third party asset managers. In addition, in connection with the closing of Katonah 2007, Katonah Debt Advisor’s most recent CLO Fund, on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of that CLO Fund. We expect to continue to acquire subordinated securities in the future in CLO Funds managed by Katonah Debt Advisors and/or third party managers. These subordinated securities are the most junior class of securities issued by the CLO Funds and are subordinated in priority of payment to each other class of securities issued by these CLO Funds. Therefore, they only receive cash distributions if the CLO Funds have made all cash interest payments to all other debt securities issued by the CLO Fund. The subordinated securities are also unsecured and rank behind all of the secured creditors, known or unknown, of the CLO Fund, including the holders of the senior securities issued by the CLO Fund. Consequently, to the extent that the value of a CLO Fund’s loan investments has been reduced as a result of conditions in the credit markets, or as a result of default loans or individual fund assets, the value of the subordinated securities at their redemption could be reduced. Additionally, we may not be able to continue to complete new CLO Funds due to CLO market conditions or other factors. On March 16, 2008, JPMorgan announced that, subject to the receipt by Bear Stearns of stockholder approval and the satisfaction or waiver of other specified closing conditions, it has agreed to acquire Bear Stearns. There can be no assurance that the proposed acquisition will take place on the terms disclosed or at all. However, regardless of whether the transaction between JPMorgan and Bear Stearns is consummated, Katonah Debt Advisors’ commitment letter from Bear Stearns will remain in effect in accordance with its terms. Katonah Debt Advisors is currently in discussions with Bear Stearns regarding the timing and structure of the remaining CLO Funds, and its ability to access the warehouse credit line contemplated by the Bear Stearns commitment letter.

Risk factors

RISKS RELATED TO OUR OPERATION AS A BDC

Our management team has limited experience managing a BDC.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. See “Regulation.” Our management team’s limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. If we do not remain a BDC, we might be regulated as a closed-end investment management company under the 1940 Act, which would further decrease our operating flexibility and may prevent us from operating our business as described in this prospectus. See “Election to be Regulated as a Business Development Company and a Regulated Investment Company.”

Furthermore, our management team’s limited experience in managing a BDC that qualifies as a RIC, which is subject to operating limitations under the Code, may hinder our ability to invest in certain assets that might otherwise be part of our investment strategy, thus reducing the return on your investment. For a description of the requirements to maintain RIC pass-through tax treatment, please see “Certain U.S. Federal Income Tax Considerations.”

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we generally are prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. In addition, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of additional capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act,

Risk factors

equals at least 200% after such issuance or incurrence. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

➢	Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.
➢	Additional Common Stock. Our Board of Directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.
➢	Securitization. In addition to issuing securities to raise capital as described above, we securitize a portion our loans to generate cash for funding new investments through our credit facility. To securitize loans, we have created a wholly-owned subsidiary and contributed a pool of loans to the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses, as the residual loans in which we do not sell interests tend to be those that are riskier and more apt to generate losses.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders, could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

Risk factors

If we do not invest a sufficient portion of our assets in “qualifying assets,” we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” for purposes of the 1940 Act unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are “qualifying assets.” See “Regulation.”

We believe that most of the senior loans and mezzanine investments that we acquire constitute “qualifying assets.” However, investments in the equity securities of CLO Funds generally do not qualify as “qualifying assets,” and we may invest in other assets that are not “qualifying assets.” If we do not invest a sufficient portion of our assets in “qualifying assets,” we may be precluded from investing in what we believe are attractive investments or could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. These restrictions could also prevent us from making investments in the equity securities of CLO Funds, which could limit Katonah Debt Advisors’ ability to organize new CLO Funds. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

If we are unable to qualify as a RIC under Subchapter M of the Code, we will be subject to corporate-level U.S. federal income tax, which will adversely affect our results of operations and financial condition.

Provided we qualify as a RIC, we will generally not be subject to corporate-level U.S. federal income taxes on income distributed to our stockholders as dividends. We will not qualify for pass-through tax treatment as a RIC, and thus will be subject to corporate-level U.S. federal income taxes, if we are unable to comply with the source-of-income, asset diversification and distribution requirements contained in the Code, or if we fail to maintain our election to be regulated as a BDC under the 1940 Act. Failure to meet the requirements for tax treatment as a RIC would subject us to taxes, which would reduce the return on your investment. As such, our failure to qualify for tax treatment as a RIC would have a material adverse effect on us, the net asset value of our common stock and the total return obtainable from your investment in our common stock. We may, from time to time, organize and conduct the business of our wholly-owned portfolio company, Katonah Debt Advisors, through additional direct or indirect wholly-owned subsidiaries which may, in some cases, be taxable as corporations. For additional information see “Regulation” and “Certain U.S. Federal Income Tax Considerations.”

RISKS RELATED TO OFFERINGS PURSUANT TO THIS PROSPECTUS

There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Price Range of Common Stock” and “Distributions.”

The above-referenced distribution requirement may also inhibit our ability to make required interest payments to holders of our debt securities, which may cause a default under the terms of our debt

Risk factors

securities. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt securities.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering.

We cannot predict the price at which our common stock or rights will trade. Shares of closed-end investment companies frequently trade at a discount to their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offer soon after the offer. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholders and our independent directors.

We may allocate the net proceeds from an offering, to the extent it is successful, in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. In addition, we can provide you with no assurance that the current offer will be successful or that by increasing the size of our available equity capital our expense ratio or debt ratio will be lowered.

Our share price may be volatile and may fluctuate substantially.

The trading price of our common stock following this offering may fluctuate substantially. The price of the common stock that will prevail in the market after an offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

➢	price and volume fluctuations in the overall stock market from time to time;
➢	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;
➢	our inability to deploy or invest our capital;
➢	fluctuations in interest rates;
➢	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
➢	operating performance of companies comparable to us;
➢	changes in regulatory policies or tax rules, particularly with respect to RICs or BDCs;

Risk factors

➢	inability to qualify as a RIC for U.S. federal income tax purposes;
➢	changes in earnings or variations in operating results;
➢	changes in the value of our portfolio;
➢	general economic conditions and trends; and
➢	departure of key personnel.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. Such dilution is not currently determinable because it is not known what proportion of the shares will be purchased as a result of such rights offering. Any such dilution will disproportionately affect nonexercising stockholders. If the subscription price per share is substantially less than the current net asset value per share, this dilution could be substantial.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of such rights offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

Investors in offerings of our common stock may incur immediate dilution upon the closing of such offering.

We expect the public offering price for any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in any such offering pursuant to this prospectus will pay a price per share that exceeds the tangible book value per share after such offering.

Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All dividends payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan will experience dilution over time.

The trading market or market value of our publicly issued debt securities may fluctuate.

Upon issuance, our publicly issued debt securities will not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or, if developed, will be maintained. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include:

➢	the time remaining to the maturity of these debt securities;
➢	the outstanding principal amount of debt securities with terms identical to these debt securities;
➢	the supply of debt securities trading in the secondary market, if any;
➢	the redemption or repayment features, if any, of these debt securities;

Risk factors

➢	the level, direction and volatility of market interest rates generally; and
➢	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on the debt securities.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in the debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.

As of July 8, 2008, we had 21,234,482 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, including those offered hereby, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Our principal stockholders have substantial ownership in us, which could limit your ability to influence the outcome of key transactions, including a change of control. In addition, some of our stockholders may have interests in Kohlberg Capital that differ from yours.

Individuals and entities affiliated with Kohlberg & Co. beneficially own, in the aggregate, approximately 15% of the outstanding shares of our common stock. Christopher Lacovara, who serves as the Chairman of our Board of Directors and Investment Committee, and Samuel P. Frieder, who serves as a member of our Board of Directors and our Investment Committee, are co-managing partners of Kohlberg & Co. Our Board of Directors and our Investment Committee must approve of the acquisition and disposition of our investments. As a result, these individuals may be able to exert influence over our management and policies. Affiliates of Kohlberg & Co. may also acquire additional shares of our equity securities in the future. This concentration of ownership may have the effect of delaying, preventing or deterring a change of control of our Company, deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our Company or may ultimately affect the market price of our common stock. Mr. Kratzman, who serves on our Investment Committee, is also employed by Katonah Debt Advisors and is compensated, in part, based upon the performance of Katonah Debt Advisors. As a result, Mr. Kratzman may have interests in Katonah Debt Advisors that differ from yours as a stockholder of Kohlberg Capital.

Risk factors

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description of Our Common Stock — Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures.”

Forward-looking statements

This prospectus includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The matters discussed in this prospectus, as well as in future oral and written statements by management of Kohlberg Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to acquire or originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

➢	our future operating results;
➢	our business prospects and the prospects of our existing and prospective portfolio companies;
➢	the impact of investments that we expect to make;
➢	our informal relationships with third parties;
➢	the dependence of our future success on the general economy and its impact on the industries in which we invest;
➢	the ability of our portfolio companies to achieve their objectives;
➢	our expected financings and investments;
➢	our regulatory structure and tax treatment;
➢	our ability to operate and to qualify as a BDC and a RIC;
➢	the adequacy of our cash resources and working capital;
➢	the impact of volatility in credit markets generally and in the CLO market in particular; and
➢	the timing of cash flows, if any, from the operations of our portfolio companies, including Katonah Debt Advisors.

There are a number of important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements. For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

Election to be regulated as a business development company and a regulated investment company

Our elections to be regulated as a BDC and to be treated as a RIC have a significant impact on our future operations:

We report our investments at market value or fair value with changes in value reported through our statement of operations.

We report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Changes in these values are reported through our statement of operations under the caption of “net unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value.”

Our ability to use leverage as a means of financing our portfolio of investments is limited.

As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities generally include all borrowings, guarantees of borrowings and other debt securities and any preferred stock we may issue in the future. Our ability to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test.

We intend to distribute substantially all of our net taxable income to our stockholders. We generally will be required to pay U.S. federal income taxes only on the portion of our net taxable income and gains that we do not distribute to stockholders.

We have elected to be treated as a RIC for U.S. federal income tax purposes, commencing with our taxable year ended December 31, 2006. As a RIC, we intend to distribute to our stockholders substantially all of our net investment company income. In addition, we may retain certain net long-term capital gains and elect to treat such net capital gains as distributed to our stockholders. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit against your U.S. federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution. See “Certain U.S. Federal Income Tax Considerations.”

Provided we qualify as a RIC, we generally are required to pay U.S. federal income taxes only on the portion of our net taxable income and gains that we do not distribute (actually or constructively). Katonah Debt Advisors, our wholly-owned taxable portfolio company, receives fee income earned with respect to its management services. We expect that Katonah Debt Advisors will form additional direct or indirect subsidiaries which will receive similar fee income. Some of these subsidiaries may be treated as corporations for U.S. federal income tax purposes, and as a result, such subsidiaries will be subject to income tax at regular corporate rates, for U.S. federal and state purposes, although, as a RIC, dividends and distributions that are a return of capital received by us from our taxable subsidiaries and distributed to our stockholders will not subject us to U.S. federal income taxes. As a result, the net return to us on such investments held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Distributions.” Also, restrictions and provisions in our credit facility may limit our ability to make distributions. See “Obligations and Indebtedness.”

We are required to comply with the provisions of the 1940 Act applicable to BDCs.

As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bond and custody arrangements. See also “Regulation.”

Use of proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and current market conditions. We also expect to use the net proceeds of offerings pursuant to this prospectus to repay outstanding indebtedness under our credit facility, which had an outstanding principal balance of $250 million as of March 31, 2008 and available additional borrowing capacity of $25 million as of such date, accrues interest based on prevailing commercial paper rates plus 0.85% (or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread), and matures on October 1, 2012. Subsequent to March 31, 2008, we reduced existing indebtedness under our credit facility by approximately $30 million with the net proceeds of the transferable rights offering we completed in May 2008 to approximately $220 million. Any reduction of our indebtedness through the use of proceeds of the transferable rights offering or offerings pursuant to this prospectus is expected to be only temporary, and we expect to utilize our credit facility for additional borrowings in accordance with an investment objective and strategy and relevant legal rules applicable to BDCs. The prospectus supplement relating to an offering may more fully identify the use of the proceeds from such offering. We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within 12 months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and strategies and market conditions.

We invest primarily in senior secured term loans, mezzanine debt and selected equity investments issued by middle market companies. We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. We also may invest in debt of middle market companies located outside of the United States, which investments are not anticipated to be in excess of 10% of our investment portfolio at the time such investments are made.

Pending the uses described above, we intend to invest the net proceeds of an offering in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Price range of common stock

Our common stock is traded on The Nasdaq Global Select Market under the symbol “KCAP.” We completed the initial public offering of our common stock in December 2006 at an initial public offering price of $15.00 per share. Prior to such initial public offering, there was no public market for our common stock. On March 31, 2008, the last reported closing price of our stock was $10.38 per share, which represented a discount of approximately 26% to the net asset value per share reported by us as of March 31, 2008. As of July 8, 2008, we had 20 stockholders of record.

The following table sets forth the range of high and low closing prices of our common stock as reported on The Nasdaq Global Select Market since our initial public offering. The stock quotations are inter-dealer quotations and do not include markups, markdowns or commissions and as such do not necessarily represent actual transactions.

		Price range		Premium/ discount of high sales price to NAV	Premium/ discount of low sales price to NAV
	NAV(1)	High	Low
2006
Fourth Quarter (December 11, 2006 through December 31, 2006)	$14.29	$17.45	$15.79	122.1%	110.5%
2007
First quarter (January 1, 2007 through March 31, 2007)	$14.78	$18.00	$15.05	121.8%	101.8%
Second quarter (April 1, 2007 through June 30, 2007)	$15.39	$19.68	$15.75	127.9%	102.3%
Third quarter (July 1, 2007 through September 30, 2007)	$14.77	$19.10	$13.65	129.3%	92.4%
Fourth quarter (October 1, 2007 through December 31, 2007)	$14.38	$15.49	$10.00	107.7%	69.5%
2008
First quarter (January 1, 2008 through March 31, 2008)	$13.98	$12.99	$9.56	92.9%	68.4%
Second quarter (April 1, 2008 through June 30, 2008)	(2)	$13.35	$9.41	(2)	(2)
Third quarter (July 1, 2008 through July 8, 2008)	(2)	$10.39	$8.78	(2)	(2)

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset value shown is based on outstanding shares at the end of the applicable period.
(2)	Net asset value has not yet been calculated for this period. We generally determine the net asset value per share of our common stock on a quarterly basis. See “Determination of Net Asset Value.”

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Our common stock has traded in excess of net asset. However, there can be no assurance that our shares will continue to trade at a premium to net asset value. It is not possible to predict whether our shares, including the shares being offered hereby, will trade at, above or below net asset value.

Distributions

We intend to continue to distribute quarterly dividends to our stockholders. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

➢	98% of our ordinary net taxable income for the calendar year;
➢	98% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and
➢	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained realized net long-term capital gains in excess of net short-term capital losses, or “net capital gains”). In order to qualify as a RIC, we are required to distribute to our stockholders with respect to each taxable year at least 90% of the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, we intend to distribute to our stockholders substantially all of our net taxable income. In addition, we may retain for investment net capital gains and elect to treat such net capital gains as a deemed distribution. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You would be eligible to claim a tax credit against your U.S. federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Certain U.S. Federal Income Tax Considerations” for further information regarding the consequences of our possible retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if we fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

The following table sets forth the dividends declared by us since our initial public offering, which represent an amount equal to our estimated net investment company income for the specified quarter plus, with respect to the dividends declared in 2007, a portion of the undistributed amount of 2006 net investment company income:

Cash dividend per share(1)
Second quarter 2008	$0.41(2)
First quarter 2008	$0.41(3)
Fourth quarter 2007	$0.39(4)
Third quarter 2007	$0.37(5)
Second quarter 2007	$0.35(6)
First quarter 2007	$0.29(7)

(1)	Reflects the dividend declared in the specified quarter.
(2)	Declared on June 13, 2008 and payable on July 28, 2008 to stockholders of record as of July 9, 2008.
(3)	Declared on March 14, 2008 and paid on April 28, 2008 to stockholders of record on April 8, 2008.
(4)	Declared on December 14, 2007 and paid on January 24, 2008 to stockholders of record on December 24, 2007.
(5)	Declared on September 24, 2007 and paid on October 26, 2007 to stockholders of record on October 10, 2007.

Distributions

(6)	Declared on June 8, 2007 and paid on July 23, 2007 to stockholders of record on July 9, 2007.
(7)	Declared on March 13, 2007 and paid on April 17, 2007 to stockholders of record on April 6, 2007.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, when we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

Selected financial data

The following selected financial and other data for the period from December 11, 2006, the date of inception, through December 31, 2007 is derived from our financial statements and financial highlights which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm whose report thereon is included within this prospectus, and the following selected financial and other data from the three-month period ended March 31, 2008 is derived from our unaudited financial statements. The data should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included in this prospectus. The historical data is not necessarily indicative of results to be expected for any future period.

	For the three months ended March 31, 2008	Year ended December 31, 2007	December 11, 2006 (inception) through December 31, 2006(1)
	(unaudited)
Income Statement Data
Dividends from affiliate asset manager	$350,000	$500,000	$—
Total investment income	$14,332,842	$38,479,014	$1,151,903
Net realized and unrealized gains (losses) on investments	$(8,581,019)	$3,383,036	$4,181,077
Total expenses	$5,556,571	$(15,720,065)	$(641,278)
Excise taxes		—	$(21,162)
Net increase in stockholders’ equity resulting from operations	$195,252	$26,141,985	$4,670,540
Per Common Share Data
Net investment income – Basic and Diluted	$0.49	$1.27	$0.03
Net investment income and net realized gains – Basic and Diluted	$0.45	$1.28	$0.03
Cash dividend declared	$0.41	$1.40	$—
Net increase in stockholder’s equity resulting from operations (Basic and Diluted)	$0.01	$1.45	$0.26
Net asset value per common share	$13.98	$14.38	$14.29

	March 31, 2008	December 31, 2007	December 31, 2006
	(unaudited)
Select Period-End Balances
Total assets	$514,219,841	$533,141,959	$282,375,847
Total debt	$250,000,000	$255,000,000	—
Total stockholders’ equity	$252,893,283	$259,068,164	$256,400,423
Other Data
Number of investments at period end	138	145	86
Number of portfolio companies at period end	98	102	66
Principal amount of investments purchased(2)	$42,130,395	$361,061,094	$169,112,759
Principal amount of investments sold and repayments(2)	$45,077,565	$90,743,885	$533,315
Weighted average yield of income producing debt investments(3)	7.8%	9.5%	9.0%
Fair value of CLO equity investments	$57,409,236	$31,020,000	$20,870,000
Fair value of investment in asset management companies	$64,045,602	$58,585,360	$37,574,995
Assets under management of Katonah Debt Advisors	$2,296,130,815	$2,127,649,000	$1,366,376,291
Total return based on market value	(10.1)%	(22.5)%	15.3%

(1)	Certain amounts relating to the period from December 11, 2006 (inception) through December 31, 2006 have been reclassified to conform to current year presentation.
(2)	Cash basis including payment in-kind principal.
(3)	Weighted average yield of income producing debt investments is calculated as the average yield to par outstanding balances for investments in loans and mezzanine debt. The yield on CLO equities and investment in our wholly-owned portfolio manager, Katonah Debt Advisors, are excluded.

Management’s discussion and analysis of financial condition and results of operations

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

OVERVIEW

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with EBITDA of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors, manages CLO Funds that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., a leading private equity firm focused on middle market investing. As of March 31, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by companies and do not include any asset backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

As a RIC, we intend to distribute to our stockholders substantially all of our net investment company income, because to maintain our qualification as a RIC, we must, among other things, meet certain source-of-income, asset diversification and distribution requirements. Provided we qualify as a RIC, we generally will not have to pay corporate-level taxes on any of our income and gain that we distribute to our stockholders.

Investment securities

We invest in senior secured loans and mezzanine debt and, to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. However, we may invest in other companies if we are presented with attractive opportunities. Our portfolio investments at fair value decreased from $505 million at December 31, 2007 to $488 million as of March 31, 2008. The net decrease in portfolio size relates primarily to unrealized mark-to-market fair value declines in our investment portfolio. Such decline relates primarily to illiquidity in the broader debt markets and not credit issues in our portfolio. Our intention is to hold such assets to maturity and thus mitigate such unrealized losses. During the year ended December 31, 2007, we also sold some of our initial portfolio of primarily first lien loans that were accumulated prior to completion of our initial public offering in order to move towards our targeted portfolio mix of first and second lien loans, mezzanine finance and equity securities. First lien loan balances at fair value decreased to $216 million at March 31, 2008 from $260 million at December 31, 2007. Second lien, mezzanine loan and bond positions decreased to $147 million at March 31, 2008 from $151 million at December 31, 2007. We had equity securities, other

Management’s discussion and analysis of financial condition and results of operations than CLO equity securities, totaling $3.6 million and investments in CLO Fund securities of $57 million at fair value as of March 31, 2008. In addition, in connection with the closing of Katonah 2007, Katonah Debt Advisor’s most recent CLO Fund, on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of that CLO Fund. As of March 31, 2008, our investments in loans and debt securities had an annual weighted average interest rate of approximately 7.8%.

Our investment portfolio (excluding our investment in asset manager affiliates and CLO Funds) at March 31, 2008 was spread across 26 different industries and 86 different entities with an average balance per entity of approximately $4 million. As of March 31, 2008, one issuer representing 1% of total investments at fair value was considered in default. Our portfolio, including the CLO Funds in which we invest, and the CLO Funds managed by Katonah Debt Advisors, consist exclusively of credit instruments issued by corporations and do not include investments in asset-backed securities, such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

Investment in CLO Fund securities

We typically make a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO Funds managed by other asset management companies. The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. As of March 31, 2008, we had $57 million at fair value in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors. In addition, in connection with the closing of Katonah 2007, Katonah Debt Advisor’s most recent CLO Fund, on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of that CLO Fund.

The CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred stock.

Our investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and the cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there continue to be net cash distributions to the class of we securities own, or (ii) the net asset value of the CLO Fund for CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there are negligible net cash distributions to the class of securities we own, or (iii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for

Management’s discussion and analysis of financial condition and results of operations similar bonds or preferred shares to those in which the Company has invested. We recognize unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Investment. We determine the fair value of our investments in CLO Fund securities on an individual security-by-security basis.

Investment in Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. As a manager of the CLO Funds, Katonah Debt Advisors expects to receive contractual and recurring management fees and any subsequent incentive management fees from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management, and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred stock. Katonah Debt Advisors also typically receives one-time structuring fees upon the creation of a new CLO Fund. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. As of March 31, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management, and was valued at approximately $63 million.

We expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. By making investments in CLO Funds raised by Katonah Debt Advisors in the future, for which we expect to receive a current cash return, we can help Katonah Debt Advisors raise these funds which in turn will increase its assets under management which will result in additional management fee income.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to us. Cash distributions of Katonah Debt Advisors’ accumulated GAAP net income is recorded as dividends from affiliate asset manager when declared. As with all other investments, Katonah Debt Advisors’ market value is periodically determined. The valuation is based primarily on a percentage of its assets under management and/or based on Katonah Debt Advisors’ estimated net cash flows. Any change in value from period to period is recognized as unrealized gain or loss.

As a separately taxable corporation, Katonah Debt Advisors is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to us would generally need to be distributed to our stockholders. Katonah Debt Advisors’ taxable net income differs from GAAP net income for both deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences between lease cash payments to GAAP straight line expense and adjustments for the recognition and timing of depreciation, bonuses to employees, stock option expense, and interest rate caps. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Goodwill amortizable for tax was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to our initial public offering in exchange for shares of our stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no

Management’s discussion and analysis of financial condition and results of operations goodwill was recognized for GAAP purposes, for tax purposes such exchange was considered a taxable asset purchase under the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, resulting in an annual difference between GAAP income and taxable income by approximately $2 million per year over such period.

Portfolio valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Investments for which market quotations are readily available are valued at such market quotations. The Board of Directors has retained an independent valuation firm to provide third-party valuation consulting services, which consist of certain limited procedures that we identify and request the independent valuation firm to perform. As of March 31, 2008, approximately 51% of our investments were investments that were marked to market or for which we utilized the valuation services provided by the independent valuation firm in connection with the determination of fair value by our Board of Directors. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and a consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments or from the values that would have been placed on our assets by other market participants, and the differences could be material. See “Risk Factors — Risks Related to Our Investments — Our portfolio investments for which there is no readily available market, including our investment in Katonah Debt Advisors, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments” and “Determination of Net Asset Value.” In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations that are assigned. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, third party valuations, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly-traded securities, recent sales of or offers to buy comparable companies, and other relevant factors.

Our Board of Directors is ultimately and solely responsible for determining the fair value of portfolio investments on a quarterly basis in good faith. Duff & Phelps, LLC, an independent valuation firm, provided, third party valuation consulting services to our Board of Directors, which consisted of certain limited procedures that our Board of Directors identified and requested them to perform. For the twelve months ended March 31, 2008, our Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on 31 investments comprising approximately 45% of the total investments at fair value for which market quotations are not readily available as of March 31, 2008. Upon completion of the limited procedures, Duff & Phelps, LLC concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable. In the future, our Board of Directors may continue to utilize the services of Duff & Phelps, LLC or may use another third party valuation provider.

RECENT DEVELOPMENTS

Recent events in the subprime mortgage sector have impacted the broader financial and credit markets. In general, there has been re-pricing of credit risk due to a higher incidence of borrower defaults on residential mortgages and a consequent reduction in the market value of residential mortgage backed securities. The holders of mortgage-backed securities are also in many cases providers of capital for corporate borrowings. As a result, losses on mortgage-backed securities have reduced the availability of capital for both broadly syndicated loans (including capital available to invest through CLO Funds) as

Management’s discussion and analysis of financial condition and results of operations well as middle market loans, even though defaults by corporate borrowers remain at historically low levels. We have no direct exposure to residential mortgage debt (subprime or otherwise) or other consumer borrowings either on our balance sheet or through the CLO Funds managed by Katonah Debt Advisors. However, the recent reduction in liquidity for corporate borrowers may affect both our middle market investment business and the asset management business of Katonah Debt Advisors in several ways.

The decrease in debt capital available to both corporate borrowers and private equity firms has increased the interest rates (generally measured as a “spread” over LIBOR or the Prime Rate) which they must pay for new loans. We believe that this will have a favorable impact on both our middle market investment business and on Katonah Debt Advisors, because higher interest spreads on loans will increase future interest income available for distributions to our stockholders and to investors in CLO Funds. In addition the reassessment of corporate credit risk has caused lenders to require greater structural protection on new loans, such as lower overall financial leverage and maintenance financial covenants. We believe this trend is also favorable to our business because it increases the opportunities for us to invest, because, generally both we and the CLO Funds managed by Katonah Debt Advisors have decided not to invest in highly leveraged or “covenant light” credit facilities. However, we expect that the interest spread on debt issued by future CLO Funds managed by Katonah Debt Advisors will need to be higher than that on debt of its existing CLO Funds, and that Katonah Debt Advisors may need to evaluate other fund structures to continue the growth in its assets under management and fee income. Current CLO market conditions delayed the completion of several CLO Funds which Katonah Debt Advisors had expected to complete during 2007 and may delay the completion of CLO Funds scheduled to be completed during 2008.

As of March 31, 2008, our investment in CLO Funds, at $57 million, represented less than 12% of our total assets. These CLO Funds invested in by us and/or managed by Katonah Debt Advisors and certain third party managers were all distributing cash flows and performing in line with expectations as of March 31, 2008, and none were in breach of any material covenant. The securities in our investment portfolio are spread across 26 different industries and multiple corporate sponsors and, as of March 31, 2008, one issuer representing 1% of total investments at fair value was on non-accrual status. Through March 31, 2008, we had a mark-to-market loss in our investment portfolio, excluding our investment in Katonah Debt Advisors, of approximately $30 million. As of March 31, 2008, we had excess liquidity of approximately $38 million of cash and available borrowing capacity under our existing credit facility, and neither Kohlberg Capital nor Katonah Debt Advisors was subject to margin calls on any borrowings or warehouse facilities.

On October 1, 2007, we amended our credit facility to increase our borrowing capacity from $200 million to $275 million, extend the maturity date from February 14, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. The interest rate is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. In addition, the amendment revised the method for determining the required equity contribution from Kohlberg Capital to the special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I (“KCAP Funding”). Subject to certain thresholds, the required equity contribution will be increased from $45 million to $60 million, depending on the amount of outstanding borrowings.

On October 3, 2007, we purchased all of the assets of Ardsley CLO 2007-1 Ltd. (“Ardsley”), an entity set up by Katonah Debt Advisors in connection with the possible formation of a new CLO Fund, for an aggregate purchase price of approximately $72 million. Approximately $14 million in aggregate principal amount of such assets were subsequently sold in market transactions with third parties, and the remaining approximately $58 million of debt securities from Ardsley were retained in our investment portfolio. In addition, we purchased assets and entered into commitments in the ordinary course of business. We expect to syndicate a portion of these commitments to third parties. The consummation of

Management’s discussion and analysis of financial condition and results of operations any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment, the execution and delivery of satisfactory documentation and the receipt of any necessary consents. We cannot assure you that we will make any of these investments.

On December 20, 2007, we committed to make an investment in a new distressed investment platform organized by Steven Panagos and Jonathan Katz and named Panagos/Katz Situational Investing. Mr. Panagos was most recently national practice leader of Kroll Zolfo Cooper’s Corporate Advisory and Restructuring Practice, and Mr. Katz was the founding partner of Special Situations Investing Inc., a distressed investing vehicle of JPMorgan. We expect that funds managed by PKSI will invest in the debt and equity securities of companies that are restructuring due to financial or operational distress. We also expect that PKSI may selectively originate new credit facilities with borrowers that are otherwise unable to access traditional credit markets. We committed to invest up to $2.5 million directly in PKSI through an investment in its Class A securities. We have a 35% economic interest in PKSI through our investment in its Class B securities on which we will receive our pro rata share of its operating income and may make an investment of up to $25 million in funds managed by PKSI, on which we will receive our pro rata share of such funds’ investment income. PKSI may also source distressed debt opportunities in which we may make direct investments. As of March 31, 2008, we had funded approximately $900,000 of our $2.5 million commitment to invest in Class A securities of PKSI.

On January 2, 2008, we acquired substantially all of the assets of Scott’s Cove, an asset manager focused on an event-driven credit long short investment strategy. As a result of the acquisition, we acquired approximately $60 million of fee paying assets under management. We have integrated the Scott’s Cove business within the Katonah Debt Advisors asset management platform. In connection with the acquisition, Katonah Debt Advisors entered into employment agreements with three Scott’s Cove investment professionals, and we expect these individuals will assist us in structuring, raising and investing new funds to be managed by Katonah Debt Advisors.

On January 23, 2008, our wholly-owned asset management company, Katonah Debt Advisors, closed a new $315 million CLO Fund. Kohlberg Capital received a structuring fee upon closing and Katonah Debt Advisors expects to earn an ongoing asset management fee based on the par amount of the underlying investments in the CLO Fund. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of this latest CLO Fund.

On March 31, 2008, we announced the terms of a transferable rights offering for which we issued to shareholders of record as of March 31, 2008 transferable rights to subscribe for an aggregate of up to 3.1 million shares of our common stock (one right for every six shares owned as of the record date). On April 28, 2008, the expiration date of the transferable rights offering, we fixed the subscription price of $9.2666, which is equal to 95% of the volume-weighted average of the sales prices of our shares of common stock on the NASDAQ Global Select Market for the prior ten consecutive trading days. We received basic subscriptions for approximately 2.8 million shares with over-subscriptions of approximately 1.3 million shares which were allocated pro-rata among the record date shareholders in accordance with the procedures described in the transferable rights offering prospectus. No over-subscription shares were issued to holders of rights who were not record date stockholders. The issuance of 3.1 million of shares offered through the transferable rights offering resulted in gross proceeds to us of approximately $29 million. We have used the net proceeds from the transferable rights offering to reduce existing indebtedness under our credit facility. However, such reduction of indebtedness is expected to be only temporary, and we expect to utilize our credit facility for additional borrowings in accordance with our investment objective and strategy and relevant legal rules applicable to BDCs.

Management’s discussion and analysis of financial condition and results of operations

CRITICAL ACCOUNTING POLICIES

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

Basis of presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States. The financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the financial statements are based on the selection and application of critical accounting policies which may require management to make significant estimates and assumptions. Actual results could differ from those estimates. Critical accounting policies are those that are important to the presentation of our financial condition and results of operations that require management’s most difficult, complex or subjective judgments.

Valuation of portfolio investments

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Value, as defined in Section 2(a)(41) of the 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors.

As a BDC, we may invest in illiquid securities, including loans to and warrants of private companies and other illiquid securities, such as CLO Funds securities and our investment in Katonah Debt Advisors. These securities are valued and carried at fair value, as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors, each quarter. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio based on the nature of the security, the market for the security and other considerations including the financial performance and enterprise value of the portfolio company. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Our Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with GAAP.

Interest income

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We generally place a loan on non-accrual status and cease recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if we otherwise do not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of March 31, 2008, one

Management’s discussion and analysis of financial condition and results of operations issuer representing 1% of total investments was on non-accrual status; on December 31, 2006, no loans or debt securities were greater than 90 days past due or on non-accrual status.

Dividend income from CLO Fund securities

We generate dividend income from our investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. Our CLO Fund securities are subordinate to senior security holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior security holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. We make estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjust such accruals on a quarterly basis to reflect actual distributions.

Dividends from affiliate asset manager

The Company records dividend income from its affiliate asset manager on the declaration date.

Payment In Kind interest

We may have loans in our portfolio that contain a PIK provision. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our RIC status, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash.

Fee income

Fee income includes fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services and management services rendered by us to portfolio companies and other third parties. Commitment and facility fees are generally recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service and management service fees are generally recognized as income when the services are rendered.

Management compensation

We may, from time to time, issue stock options and shares of restricted stock under the Kohlberg Capital Corporation Amended and Restated 2006 Equity Incentive Plan (our “Equity Incentive Plan”) to officers and employees for services rendered to us. We will follow Statement of Financial Accounting Standards No. 123R (revised 2004), Accounting for Stock-Based Compensation, a method by which the fair value of options and shares of restricted stock is determined and expensed. We use a Binary Option Pricing Model (American, call option) as a valuation model to establish the expected value of all stock option grants. We are internally managed and therefore do not incur management fees payable to third parties.

U.S. Federal income taxes

We have elected and intend to continue to qualify for the tax treatment applicable to RICs under Subchapter M of the Code and, among other things, intend to make the required distributions to stockholders as specified therein. In order to qualify as a RIC, we are required to timely distribute to stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

In accordance with Statement of Position 93-2, “Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies,”

Management’s discussion and analysis of financial condition and results of operations book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified to capital in excess of par value. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. See “Certain U.S. Federal Income Tax Considerations” below.

Dividends

Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and fiscal year.

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of our common stock.

PORTFOLIO AND INVESTMENT ACTIVITY

Our primary business is lending to and investing in middle market investment businesses through investments in senior secured term loans, mezzanine loans and selected equity securities in primarily privately held middle market companies.

Total portfolio investment activity for the three months ended March 31, 2008 and for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Debt securities	CLO Fund securities	Equity securities	Affiliate asset managers	Total portfolio
2006 Activity:
Purchases/originations/draws	$191,706,724	$20,870,000	$—	$33,394,995	$245,971,719
Pay-downs/pay-offs/sales	(533,315)	—	—	(72,710)	(606,025)
Net amortized premium	(406,025)	—	—	—	(406,025)
Increase in fair value	—	—	—	4,252,710	4,252,710
Fair Value at December 31, 2006	$190,767,384	$20,870,000	$—	$37,574,995	$249,212,379
2007 Activity:
Purchases/originations/draws	$336,182,774	$14,775,000	$5,043,950	$75,000	$356,076,724
Pay-downs/pay-offs/sales	(104,037,559)	—	—	—	(104,037,559)
Net accretion of discount	260,848	416,264	—	—	677,112
Net realized gains	266,317	—	—	—	266,317
Increase (decrease) in fair value	(12,485,682)	(5,041,264)	(291,700)	20,935,365	3,116,719
Fair Value at December 31, 2007	$410,954,082	$31,020,000	$4,752,250	$58,585,360	$505,311,692
Year to Date 2008 Activity:
Purchases/originations/draws	$5,730,309	$28,859,236	$52,348	$1,583,502	$36,225,395
Pay-downs/pay-offs/sales	(45,077,565)	—	—	—	(45,077,565)
Net accretion of discount	128,116	324,623	—	—	452,739
Net realized losses	(726,313)	—	—	—	(726,313)
Increase (decrease) in fair value	(7,745,977)	(2,794,623)	(1,190,846)	3,876,740	(7,854,706)
Fair Value at March 31, 2008	$363,262,652	$57,409,236	$3,613,752	$64,045,602	$488,331,242

Following completion of our initial public offering, we used approximately $185 million of the net proceeds of that offering to acquire a portfolio of approximately $185 million in aggregate principal amount of senior secured loans that were originated during 2006 through a special purpose vehicle organized by Katonah Debt Advisors. These loans were acquired by us for cash at their fair value.

Management’s discussion and analysis of financial condition and results of operations

Subsequent to our acquisition of these assets and consistent with our investment strategy, we began to reposition our investment portfolio toward a heavier weighting in second lien senior loans and mezzanine loans.

Prior to our initial public offering, we issued an aggregate of 1,258,000 common shares, having a value of approximately $19 million, to affiliates of Kohlberg & Co. to acquire certain subordinated securities and preferred stock securities issued by CLO Funds (Katonah III, Ltd., Katonah IV, Ltd., Katonah V, Ltd., Katonah VII CLO, Ltd., and Katonah VIII CLO, Ltd.) managed by Katonah Debt Advisors and two other asset managers. Subsequent to our initial public offering, we purchased approximately $13 million of CLO Fund securities issued by other CLOs managed by Katonah Debt Advisors and approximately $4 million of CLO Fund securities managed by a third party asset manager. Our total investment in CLO Fund securities at fair value was approximately $57 million as of March 31, 2008. In addition, in connection with the closing of Katonah 2007, Katonah Debt Advisor’s most recent CLO Fund, on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of that CLO Fund.

Prior to our initial public offering, we issued an aggregate of 2,226,333 common shares, having a value of approximately $33 million, to affiliates of Kohlberg & Co. to acquire Katonah Debt Advisors. As a result, Katonah Debt Advisors is a wholly-owned portfolio company that manages CLO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments. As of March 31, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management. Katonah Debt Advisors had after-tax net income of approximately $945,000 for the three months ended March 31, 2008 and a dividend to us of $350,000. As of March 31, 2008, Katonah Debt Advisors had accumulated undistributed net income of approximately $2.8 million which will be distributed in the form of a dividend to us and thus recognized as income to be distributed to our shareholders in the future.

Both Katonah Debt Advisors and PKSI are considered affiliate investments. As of March 31, 2008, our affiliate asset manager investments at fair value were approximately $64 million.

The level of investment activity for investments funded and principal repayments for our investments can vary substantially from period to period depending on the number and size of investments that we invest in or divest of, and many other factors, including the amount and competition for the debt and equity securities available to middle market companies, the level of merger and acquisition activity for such companies and the general economic environment.

RESULTS OF OPERATIONS

The principal measure of our financial performance is the net increase in stockholders’ equity resulting from operations which includes net investment income (loss) and net realized and unrealized gain (loss). Net investment income (loss) is the difference between our income from interest, dividends, fees, and other investment income and our operating expenses. Net realized gain (loss) on investments, is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Set forth below is a discussion of our results of operations for the three months ended March 31, 2008 and for the year ended December 31, 2007.

Investment income

Investment income for the three months ended March 31, 2008 was approximately $14 million. Of this amount, approximately $9 million was attributable to interest income on our loan and bond investments. For the three months ended March 31, 2008 approximately $465,000 of investment income was attributable to interest on assets accumulated for future CLO issuances on which Katonah Debt Advisors

Management’s discussion and analysis of financial condition and results of operations entered into a first loss agreement in connection with loan warehouse arrangements for Katonah Debt Advisors CLO Funds. Approximately $3 million of investment income is attributable to dividends earned on CLO equity investments.

Investment income for the year ended December 31, 2007 was approximately $38 million. Of this amount, approximately $28 million was attributable to interest income on our loan and bond investments. For the year ended December 31, 2007 approximately $2 million of investment income was attributable to interest on assets accumulated for future CLO issuances on which Kohlberg Capital or Katonah Debt Advisors entered into a first loss agreement in connection with loan warehouse arrangements for Katonah Debt Advisors CLO Funds. Approximately $7 million of investment income is attributable to dividends earned on CLO equity investments.

Investment income is primarily dependent on the composition and credit quality of our investment portfolio. Generally, our debt securities portfolio is expected to generate predictable, recurring interest income in accordance with the contractual terms of each loan. Corporate equity securities may pay a dividend and may increase in value for which a gain may be recognized; generally such dividend payments and gains are less predictable than interest income on our loan portfolio. Dividends from CLO Fund securities are dependent on the performance of the underlying assets in each CLO Fund; interest payments, principal amortization and prepayments of the underlying loans in each CLO Fund are primary factors which determine the level of income on our CLO Fund securities.

Dividends from affiliate asset manager

As of March 31, 2008, our investment in Katonah Debt Advisors was approximately $63 million. For the three months ended March 31, 2008, Katonah Debt Advisors had GAAP net income of approximately $945,000. Katonah Debt Advisors distributed $350,000 of its approximately $945,000 of net income during the first quarter of 2008. Distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager. As of March 31, 2008, Katonah Debt Advisors had accumulated undistributed net income of approximately $2.8 million which will be distributed in the form of a dividend to us and thus recognized as income to be distributed to our shareholders in the future.

As of December 31, 2007, our investment in Katonah Debt Advisors was approximately $59 million. For the year ended December 31, 2007, Katonah Debt Advisors had GAAP net income of approximately $3 million. Katonah Debt Advisors distributed $500,000 of its approximately $3 million of net income during 2007. Distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager. The Company intends to distribute the accumulated net income of Katonah Debt Advisors in the future.

For purposes of calculating distributable tax income for required quarterly dividends as a RIC, Katonah Debt Advisors’ net income is further reduced by approximately $2 million per annum for tax goodwill amortization resulting from its acquisition by us prior to our initial public offering. As a result, the amount of our declared dividends, as evaluated by management and approved by our Board of Directors, is based on our evaluation of both distributable income for tax purposes and GAAP net investment income (which excludes unrealized gains and losses).

Expenses

Total expenses for the three months ended March 31, 2008 were approximately $6 million. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, was approximately $3 million on average debt outstanding of $255 million. Approximately $1 million of expenses were attributable to employment compensation, including salaries, bonuses and stock option expense for the period. Other expenses included approximately $615,000 in professional fees primarily attributable to legal costs related to public filings (proxy statement, Form

Management’s discussion and analysis of financial condition and results of operations

10-K, etc.), legal costs attributable to certain other regulatory and compliance matters, Sarbanes-Oxley Act compliance preparation, testing and reporting and recruiting fees. Administrative and other costs totaled approximately $420,000 and include occupancy expense, insurance, technology and other office expenses.

Total expenses for the year ended December 31, 2007 were approximately $16 million. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, was approximately $7 million on average debt outstanding of $106 million. Approximately $4 million of expenses were attributable to employment compensation, including salaries, bonuses and stock option expense for the period. Other expenses included approximately $3 million in professional fees primarily attributable to legal costs related to the initiation of public filings (first year proxy, Form 10-K, etc.), legal costs attributable to the initiation of other certain regulatory and compliance matters, first year Sarbanes-Oxley Act compliance preparation, testing and reporting and recruiting fees. Administrative and other costs totaled approximately $2 million and include occupancy expense, insurance, technology and other office expenses.

Interest and compensation expense are generally expected to be our largest expenses each period. Interest expense is dependent on the average outstanding principal balance on our revolving credit facility and the base index rate for the period. Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and bonus expenses are estimated and accrued since bonuses are paid annually.

Net unrealized appreciation on investments

During the three months ended March 31, 2008, our investments had a decrease in net unrealized appreciation of approximately $8 million. Katonah Debt Advisors had unrealized appreciation of approximately $4 million offset by unrealized losses of approximately $12 million on debt securities, equity securities and CLO Fund securities in our investment portfolio.

During the year ended December 31, 2007, our investments had an increase in net unrealized appreciation of approximately $3 million. Katonah Debt Advisors had unrealized appreciation of approximately $21 million offset by unrealized losses of approximately $18 million on debt securities, equity securities and CLO Fund securities in our investment portfolio.

The increase in the unrealized value of Katonah Debt Advisors is primarily as a result of an increase in Katonah Debt Advisors’ assets under management from $1.2 billion prior to our initial public offering to $2.1 billion at December 31, 2007 and $2.3 billion as of March 31, 2008. During the three months ended March 31, 2008, Katonah Debt Advisors increased its assets under management through the completion of the formation of Katonah 2007-I, which included approximately $315 million in assets. In addition, as of June 30, 2008, Katonah Debt Advisors had aggregated assets of approximately $275 million for new funds it expects to complete during the remaining months of 2008.

Net increase in stockholders’ equity resulting from operations

The net increase in stockholders’ equity resulting from operations for the three months ended March 31, 2008 was approximately $195,000, or $0.01 per outstanding share.

The net increase in stockholders’ equity resulting from operations for the year ended December 31, 2007 was approximately $26 million, or $1.45 per outstanding share.

Management’s discussion and analysis of financial condition and results of operations

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain investments, pay dividends to our stockholders and other general business needs. We recognize the need to have funds available for operating our business and to make investments. We seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet abnormal and unexpected funding requirements. We plan to satisfy our liquidity needs through normal operations with the goal of avoiding unplanned sales of assets or emergency borrowing of funds.

In addition to the traditional sources of available funds (issuance of new equity, debt or undrawn warehouse facility capacity), we also have the ability to raise additional cash funds through the securitization of assets on our balance sheet through our wholly-owned asset manager, Katonah Debt Advisors. We expect that such a securitization would provide cash for new investments on our balance sheet as well as additional management fee income and potentially increased value (as a result of increased assets under management) for Katonah Debt Advisors.

As a BDC, we are limited in the amount of leverage we can incur to finance our investment portfolio. We are required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and other debt securities and any preferred stock. As a result, our ability to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test.

As of March 31, 2008 and December 31, 2007 the fair value of investments and cash and cash equivalents were as follows:

	Investments at fair value
Security type	March 31, 2008	December 31, 2007
Cash and cash equivalents	$12,891,722	$12,088,529
Senior Secured Loan	216,134,353	260,138,674
Junior Secured Loan	110,598,378	113,259,293
Mezzanine Investment	32,488,031	33,066,115
Senior Subordinated Bond	2,041,890	2,490,000
Senior Unsecured Bond	2,000,000	2,000,000
CLO Fund Securities	57,409,236	31,020,000
Equity Securities	3,613,752	4,752,250
Affiliate Asset Managers	64,045,602	58,585,360
Total	$501,222,964	$517,400,221

On February 14, 2007, we entered into a securitization revolving credit facility under which we had a right to obtain up to $200 million in financing loaned by or through BMO Capital Markets Corp. On October 1, 2007, we amended the facility to increase our borrowing capacity from $200 million to $275 million, extend the maturity date from February 14, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. The interest rate is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. Interest is payable monthly. Advances under our credit facility are used by us primarily to make additional investments. The credit facility is secured by loans acquired by us with the advances under the credit facility. We will borrow under the Facility through our wholly-owned, special-purpose bankruptcy remote subsidiary, KCAP Funding.

As of March 31, 2008, the outstanding balance on the credit facility was $250 million, with available additional borrowing capacity of $25 million. As of March 31, 2008, we had restricted cash balances of

Management’s discussion and analysis of financial condition and results of operations approximately $7 million, which we maintained in accordance with the terms of our credit facility. A portion of these funds, approximately $3 million, were released to us in April 2008.

We expect our cash on hand, borrowings under our current credit facility’s undrawn commitments, and cash generated from operations, including income earned from investments and any income distributions made by Katonah Debt Advisors will be adequate to meet our cash needs at our current level of operations. Our primary use of funds will be investments in secured lien loans, mezzanine debt and CLO Fund equity. In order to fund new originations, we intend to use cash on hand, advances under our credit facility and equity financings. Our credit facility contains collateral requirements, including, but not limited to, minimum diversity, rating and yield, and limitations on loan size. These limitations may limit our ability to fund certain new originations with advances under the credit facility, in which case we will seek to fund originations using new debt or equity financings.

COMMITMENTS AND OFF-BALANCE SHEET ARRANGEMENTS

We are a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of our portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on our balance sheet. Prior to extending such credit, we attempt to limit our credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of March 31, 2008 and December 31, 2007, we had committed to make a total of approximately $3 million and $4 million, respectively, of investments in various revolving senior secured loans, of which approximately $565,000 had been funded as of March 31, 2008 and $866,000 had been funded as of December 31, 2007. As of March 31, 2008 and December 31, 2007, we had committed to make a total of approximately 7 and $8 million, respectively, of investments in delayed draw senior secured loans, of which approximately $5 million had been funded as of March 31, 2008 and $5 million had been funded as of December 31, 2007.

As discussed in the following paragraph, Katonah Debt Advisors is currently a party to a first loss agreement with Bear Stearns entered into in connection with a warehouse credit line established to fund the initial accumulation of assets for Katonah 2007, and in the future we or Katonah Debt Advisors may enter into similar agreements in connection with funding the initial accumulation of senior secured corporate loans and certain other debt securities for future CLO Funds that Katonah Debt Advisors will manage. Such first loss agreements relate to (i) losses (if any) as a result of individual loan investments being ineligible for purchase by a new CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or, (ii) if a new CLO Fund has not been completed before the expiration of the related warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of loans and debt securities funded by such warehouse credit line. In return for our first loss commitment, we receive net interest income from the underlying assets in the loan warehouse.

Katonah Debt Advisors has engaged Bear Stearns to structure and raise three CLO Funds, to be named Katonah 2007-I CLO Ltd., Katonah 2008-I CLO Ltd. (“Katonah 2008-I”) and Katonah 2008-II CLO Ltd. (“Katonah 2008-II”), and to be managed by Katonah Debt Advisors (directly or indirectly through a services contract with an affiliate of Katonah Debt Advisors). As part of these engagements, Katonah Debt Advisors entered into warehouse credit lines with Bear Stearns to fund the initial accumulation of assets for Katonah 2007 and Katonah 2008-I, which provides for a first loss obligation of Katonah Debt Advisors, requiring it to reimburse Bear Stearns for (i) certain losses (if any) incurred on the assets warehoused for Katonah 2007, Katonah 2008-I and Katonah 2008-II prior to their completion, or (ii) if one or all of these CLO Funds fail to close, a portion of the losses (if any) on the resale of the warehoused assets. In connection with the closing of Katonah 2007 in January 2008 discussed below, Katonah Debt Advisors’ maximum first loss obligation amount under its commitment letter with Bear Stearns was reduced from $22.5 million to $18 million.

Management’s discussion and analysis of financial condition and results of operations

As of March 31, 2008, Katonah 2007 and Katonah 2008-I had acquired an aggregate of approximately $153 million and $124 million in assets, respectively, determined on the basis of the par value of such assets. On January 23, 2008, Katonah Debt Advisors closed Katonah 2007 in accordance with the terms of the Bear Stearns engagement. Kohlberg Capital received a structuring fee upon closing and Katonah Debt Advisors expects to earn an ongoing asset management fee based on the par amount of the underlying investments in Katonah 2007. Approximately $212 million of assets were transferred from the loan warehouse into Katonah 2007 and are no longer subject to a first loss obligation. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of Katonah 2007. Approximately $269 million in par value of acquired assets remained in the Bear Stearns warehouse credit facility following the closing of Katonah 2007. If the portfolio of remaining warehoused assets had been liquidated on March 31, 2008, Katonah Debt Advisors’ first loss obligation would have been $18 million. On March 16, 2008, JPMorgan announced that, subject to the receipt by Bear Stearns of stockholder approval and the satisfaction or waiver of other specified closing conditions, it has agreed to acquire Bear Stearns. There can be no assurance that the proposed acquisition will take place on the terms disclosed or at all. However, regardless of whether the transaction between JPMorgan and Bear Stearns is consummated, Katonah Debt Advisors expects that its commitment letter from Bear Stearns will remain in effect in accordance with its terms. Katonah Debt Advisors is currently in discussions with Bear Stearns regarding the timing and structure of the remaining CLO Funds, and its ability to access the warehouse credit line contemplated by the Bear Stearns commitment letter.

On March 12, 2007, Kohlberg Capital and Katonah Debt Advisors engaged Lehman Commercial Paper Inc. (“Lehman”) to structure and raise a CLO Fund to invest in senior secured middle market corporate loans, to be named Ardsley CLO 2007-1 Ltd. and to be managed by Katonah Debt Advisors, and entered into a warehouse credit agreement and ancillary agreements with Lehman to fund the initial accumulation of assets for Ardsley. Under the warehouse credit agreement, Kohlberg Capital, as the first loss provider, was obligated to reimburse Lehman for (i) certain losses (if any) incurred on loans acquired for Ardsley with advances under the warehouse credit facility prior to the completion of the CLO Fund, or (ii) if the CLO Fund failed to close at the expiration of the engagement on December 19, 2007, a portion of the losses (if any) on the resale of the warehoused assets. On October 3, 2007, Kohlberg Capital, Katonah Debt Advisors and Ardsley agreed with Lehman to terminate the engagement, the warehouse credit facility and Kohlberg Capital’s first loss obligation upon payment to Lehman of a payoff amount equal to the amount owed under the warehouse credit facility as of the payoff date minus $1 million, to reflect the estimated current value of the warehoused loans. As part of the termination, Kohlberg Capital purchased all of Ardsley’s assets for an aggregate purchase price of approximately $72 million. Approximately $14 million in aggregate principal amount of such assets were purchased and subsequently sold in market transactions with third parties, and the remaining approximately $58 million of debt securities from Ardsley were retained in our investment portfolio. Ardsley used the proceeds from its sale of these loans to us to repay the outstanding obligations under the warehouse credit facility. All outstanding amounts under the warehouse credit facility have been paid off in full, as a result of which the warehouse credit facility and Kohlberg Capital’s first loss obligations thereunder have terminated. No losses were incurred by Kohlberg Capital upon the termination of Ardsley.

As a result of the termination of the Ardsley warehouse credit facility, the warehouse credit line with Bear Stearns pursuant to the commitment letter dated October 12, 2007 is the only guarantee arrangement to which Katonah Debt Advisors is a party as of the date hereof with respect to the business of Katonah Debt Advisors.

As of March 31, 2008, we had funded approximately $900,000 of our $2.5 million total commitment to PKSI, which is an investment in PKSI’s Class A securities.

Management’s discussion and analysis of financial condition and results of operations

CONTRACTUAL OBLIGATIONS

The following table summarizes our contractual cash obligations and other commercial commitments as of December 31, 2007:

	Payments due by period
Contractual obligations	Total	2008	2009	2010	2011	2012	More than five years
Operating lease obligations	$1,999,435	$422,274	$316,816	$304,649	$311,504	$318,513	$325,679
Long-term debt obligations	255,000,000	—	—	—	—	255,000,000	—
Unused lending commitments(1)	6,210,232	6,210,232	—	—	—	—	—
Total	$263,209,667	$6,632,506	$316,816	$304,649	$311,504	$255,318,513	$325,679

(1)	Represents the unfunded lending commitment in connection with revolving lines of credit or delayed funding draws on loans made to portfolio companies.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our business activities contain elements of market risks. We consider our principal market risks to be fluctuations in interest rates and the valuations of our investment portfolio. Managing these risks is essential to our business. Accordingly, we have systems and procedures designed to identify and analyze our risks, to establish appropriate policies and thresholds and to continually monitor these risks and thresholds by means of administrative and information technology systems and other policies and processes.

Interest rate risk

Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. As of March 31, 2008, approximately 93% of our loans at fair value in our portfolio were at floating rates with a spread to an interest rate index such as LIBOR or the prime rate. We generally expect that future portfolio investments will predominately be floating rate investments. As of March 31, 2008, we had $250 million of borrowings outstanding at a floating rate tied to prevailing commercial paper rates plus a margin of 0.85%.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by floating rate assets in our investment portfolio.

We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that our balance sheet at March 31, 2008 were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical increase or decrease of a 1% change in interest rates would correspondingly affect net interest income proportionately by approximately 1% over a one-year period. Correspondingly, a hypothetical increase or decrease of a 1% change in interest rates would correspondingly affect net interest expense proportionately by

Management’s discussion and analysis of financial condition and results of operations approximately 1% over a one-year period. Because most of our investments at March 31, 2008 were floating rate with a spread to an index similar to our financing facility, we would not expect a significant impact on our net interest spread.

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect a net change in assets resulting from operations or net income. Accordingly, no assurances can be given that actual results would not materially differ from the potential outcome simulated by this estimate.

We did not hold any derivative financial instruments for hedging purposes as of March 31, 2008. In connection with the credit facility established on February 14, 2007 (as amended on October 1, 2007), KCAP Funding, our special purpose subsidiary may be required under certain circumstances to enter into interest rate swap agreements or other interest rate hedging transactions.

Portfolio valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Investments for which market quotations are readily available are valued at such market quotations. The Board of Directors has retained an independent valuation firm to provide third-party valuation consulting services, which consist of certain limited procedures that we identify and request the independent valuation firm to perform. As of March 31, 2008, approximately 51% of our investments were investments that were marked to market or for which we utilized the valuation services provided by the independent valuation firm in connection with the determination of fair value by our Board of Directors.

Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and a consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments or from the values that would have been placed on our assets by other market participants, and the differences could be material. See “Risk Factors — Risks Related to Our Investments — Our portfolio investments for which there is no readily available market, including our investment in Katonah Debt Advisors, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments” and “Determination of Net Asset Value.” In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations that are assigned. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, third party valuations, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly-traded securities, recent sales of or offers to buy comparable companies, and other relevant factors.

Our Board of Directors is ultimately and solely responsible for determining the fair value of portfolio investments on a quarterly basis in good faith. Duff & Phelps, LLC, an independent valuation firm, provided third party valuation consulting services to our Board of Directors, which consisted of certain limited procedures that our Board of Directors identified and requested them to perform. For the twelve months ended March 31, 2008, our Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on 31 investments comprising approximately 45% of the total investments at fair value for which market quotations are not readily available as of March 31, 2008. Upon completion of the limited procedures, Duff & Phelps, LLC concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable. In the future, our Board of Directors may continue to utilize the services of Duff & Phelps, LLC or may use another third party valuation provider.

Obligations and indebtedness

On February 14, 2007, we entered into a credit facility that is backed by a revolving pool of loans. We primarily use advances under the credit facility to make additional investments. The credit facility is secured by the loans acquired by us with the advances under the credit facility. We borrow under the credit facility through our wholly-owned, special-purpose bankruptcy remote subsidiary, KCAP Funding. Under the credit facility, funds are loaned by or through BMO Capital Markets Corp., the lender, based on prevailing commercial paper rates or, if the commercial paper market is at any time unavailable, based on prevailing LIBOR rates, in each case plus an applicable spread.

On October 1, 2007, we amended our credit facility to increase the maximum amount we may borrow thereunder from $200 million to $275 million, extend the maturity date from February 14, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. In addition, the amendment revised the method for determining the required equity contribution from Kohlberg Capital to KCAP Funding. Subject to certain thresholds, the required equity contribution will be increased from $45 million to $60 million, depending on the amount of outstanding borrowings.

As of March 31, 2008, we had $250 million of outstanding indebtedness, with available additional borrowing capacity of $25 million. Subsequent to March 31, 2008, we reduced existing indebtedness under our credit facility by approximately $30 million with the net proceeds from the transferable rights offering we completed in May 2008 to approximately $220 million.

Under the credit facility, we are subject to limitations as to how borrowed funds may be used, including restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings. We are also subject to regulatory restrictions on leverage which may affect the amount of funding that we can obtain under the credit facility. The credit facility also includes certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could result in the early amortization of the credit facility, limit further advances and, in some cases, result in an event of default. The interest charged on borrowed funds is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. The interest charged on borrowed funds is payable monthly. We were required to pay a one-time, 0.50% structuring fee at the time we originally entered into the credit facility, as well as a one-time, 1% structuring fee on the $75 million increase in borrowing availability under the credit facility at the time we entered into the credit facility amendment. Additionally, we are also required to pay an annual commitment fee, payable monthly, equal to 0.225% for any unused portion of the credit facility.

The pool of loans securing the credit facility is required to meet certain eligibility criteria specified in the documents governing the credit facility. There can be no assurance that we will be able to borrow the amounts anticipated under the credit facility.

We estimate that the portfolio of loans securing the credit facility will be required to generate an annual rate of return of approximately 3% to cover annual interest payments on obligations incurred under the credit facility.

Business

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with EBITDA of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors, manages CLO Funds that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., a leading private equity firm focused on middle market investing. As of March 31, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management. Our investment objective is to generate current income and capital appreciation from our investments. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by companies and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

As a RIC, we intend to distribute to our stockholders substantially all of our net investment company income, because to maintain our qualification as a RIC, we must, among other things, meet certain source-of-income, asset diversification and distribution requirements. Provided we qualify as a RIC, we generally will not have to pay corporate-level taxes on any of our income and gain that we distribute to our stockholders.

INVESTMENT PORTFOLIO

Investment securities

We invest in senior secured loans and mezzanine debt and, to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. However, we may invest in other companies if we are presented with attractive opportunities. Our portfolio investments at fair value decreased from $505 million at December 31, 2007 to $488 million as of March 31, 2008. The net decrease in portfolio size relates primarily to unrealized mark-to-market fair value declines in our investment portfolio. Such decline relates primarily to illiquidity in the broader debt markets and not to credit issues in our portfolio. Our intention is to hold such assets to maturity and thus mitigate such unrealized losses. During the year ended December 31, 2007, we also sold some of our initial portfolio of primarily first lien loans that were accumulated prior to completion of our initial public offering in order to move towards our targeted portfolio mix of first and second lien loans, mezzanine finance and equity securities. First lien loan balances at fair value decreased to $216 million at March 31, 2008 from $260 million at December 31, 2007. Second lien, mezzanine loan and bond positions decreased to $147 million at March 31, 2008 from $151 million at December 31, 2007. We had equity securities, other than CLO equity securities, totaling $3.6 million and investments in CLO Fund securities of $57 million at fair value as of March 31, 2008. As of March 31, 2008, our investments in loans and debt securities had an annual weighted average interest rate of approximately 7.8%.

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The unaudited characteristics of our investment securities at fair value, excluding CLO equity securities, are presented in the following table as of each quarter end from December 31, 2006 through March 31, 2008:

	1Q08		4Q07		3Q07		2Q07		1Q07		4Q06
Security type ($ in millions)	$	%	$	%	$	%	$	%	$	%	$	%
First Lien	$216.1	59%	$260.1	63%	$190.2	55%	$164.3	59%	$150.4	69%	$163.3	86%
Second Lien/Mezzanine/Bond	147.1	40	150.8	36	148.6	43	110.8	40	64.3	30	27.5	14
Equity	3.6	1	4.8	1	5.0	2	3.0	1	3.0	1	—	—
Total	$366.8	100%	$415.7	100%	$343.8	100%	$278.1	100%	$217.7	100%	$190.8	100%

The unaudited industry concentrations, based on the fair value of our investment portfolio as of March 31, 2008 and December 31, 2007, were as follows:

	March 31, 2008			December 31, 2007
Security type	Cost	Fair value	%(1)	Cost	Fair value	%(1)
Aerospace and Defense	$33,097,914	$32,810,682	13%	$32,583,716	$32,481,819	13%
Asset Management Companies(2)	35,053,497	64,045,602	25	33,469,995	58,585,360	23
Automobile	4,917,504	4,574,680	2	5,286,731	5,147,010	2
Beverage, Food and Tobacco	—	—	—	—	—	—
Broadcasting and Entertainment	2,979,896	2,782,500	1	2,978,999	2,782,500	1
Buildings and Real Estate(3)	37,895,281	30,191,050	12	37,726,396	34,944,226	13
Cargo Transport	12,947,635	12,928,299	5	14,967,369	14,958,789	6
Chemicals, Plastics and Rubber	3,958,338	3,220,000	1	3,956,582	3,220,000	1
CLO Fund Securities	65,245,123	57,409,236	23	36,061,264	31,020,000	12
Containers, Packaging and Glass	8,892,726	8,892,726	4	8,895,059	8,895,059	3
Diversified/Conglomerate Manufacturing	5,910,185	5,778,903	2	8,931,343	8,718,855	3
Diversified/Conglomerate Service	15,939,074	15,215,338	6	17,962,721	17,303,969	7
Ecological	3,928,517	3,928,517	2	3,937,850	3,937,850	2
Electronics	12,017,843	10,821,684	4	15,830,382	15,158,502	6
Farming and Agriculture	4,796,894	3,937,875	2	4,800,651	4,058,835	2
Finance	9,208,911	8,508,778	3	11,590,697	11,209,824	4
Healthcare, Education and Childcare	37,883,503	37,555,186	15	46,715,870	46,637,705	18
Home and Office Furnishings, Housewares, and Durable Consumer Goods	22,605,963	21,283,367	8	24,091,185	23,265,816	9
Hotels, Motels, Inns and Gaming	7,646,033	7,116,696	3	9,364,165	9,091,041	4
Insurance	16,017,785	15,757,861	6	24,346,884	23,941,763	9
Leisure, Amusement, Motion Pictures, Entertainment	18,385,533	18,385,533	7	18,402,600	18,402,600	7
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	37,242,046	36,756,252	15	39,573,338	39,483,418	15
Mining, Steel, Iron and Non-Precious Metals	15,326,487	14,986,325	6	16,338,446	16,069,759	6
Oil and Gas	5,997,971	5,870,000	2	5,997,874	5,960,000	2
Personal and Non Durable Consumer Products (Mfg. Only)	16,210,065	13,234,349	5	17,315,776	14,750,095	6
Personal, Food and Miscellaneous Services	14,044,450	13,889,970	5	13,918,651	13,765,201	5
Personal Transportation	—	—	—	—	—	—
Printing and Publishing	20,407,804	19,655,421	8	21,622,999	21,236,473	8

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	March 31, 2008			December 31, 2007
Security type	Cost	Fair value	%(1)	Cost	Fair value	%(1)
Retail Stores	3,952,519	3,833,943	2	4,962,500	4,813,625	2
Utilities	16,379,732	14,960,469	6	16,384,930	15,471,598	6
Total	$488,889,229	$488,331,242	193%	$498,014,973	$505,311,692	195%

(1)	Calculated as a percentage of net asset value at fair value.
(2)	Represents Katonah Debt Advisors and affiliate asset managers.
(3)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of March 31, 2008 and December 31, 2007, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities) or companies providing mortgage lending.

We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will provide a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also avoid concentrations in any one industry or issuer. We manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program.

Our investment portfolio (excluding our investment in asset manager affiliates and CLO Funds) at March 31, 2008 was spread across 26 different industries and 86 different entities with an average balance per entity of approximately $4 million. As of March 31, 2008, one issuer representing 1% of total investments at fair value was considered in default. Our portfolio, including the CLO Funds in which we invest, and the CLO Funds managed by Katonah Debt Advisors, consist exclusively of credit instruments issued by companies and do not include investments in asset-backed securities, such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. We also may invest in debt of middle market companies located outside of the United States, which investments are not anticipated to be in excess of 10% of our investment portfolio at the time such investments are made. At March 31, 2008, approximately 15% of our investments were foreign assets (including our investments in CLO Funds, which are typically domiciled outside the U.S. and represent approximately 12% of our portfolio). As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

As of March 31, 2008, our ten largest portfolio companies represented approximately 35% of the total fair value of our investments. Our largest investment, Katonah Debt Advisors, which is our wholly-owned portfolio company, represented 13% of the total fair value of our investments. Excluding Katonah Debt Advisors and CLO Fund securities, our ten largest portfolio companies represent approximately 18% of the total fair value of our investments.

Investment in CLO Fund Securities

We typically make a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO

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Funds managed by other asset management companies. The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. As of March 31, 2008, we had $57 million at fair value in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors. In addition, in connection with the closing of Katonah 2007, Katonah Debt Advisor’s most recent CLO Fund, on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of that CLO Fund. The CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred stock.

As of March 31, 2008, all of the CLO Funds in which we hold investments maintained the original issue credit ratings on all rated classes of their securities, were distributing cash flows to all classes of investors and were performing in line with expectations with no breach of any material covenants. During the year ended December 31, 2007, our CLO Fund securities for which we had a full year’s payments returned an average 28% cash-on-cash return. Our CLO Fund securities as of March 31, 2008 and December 31, 2007 are as follows:

			March 31, 2008		December 31, 2007
CLO Fund Securities	Investment	%(1)	Cost	Fair value	Cost	Fair value
Grant Grove CLO, Ltd.	Subordinated Securities	22.2%	$4,468,959	$4,250,000	$4,415,580	$4,250,000
Katonah III, Ltd.	Preferred Shares	23.1	4,500,000	1,390,000	4,500,000	2,810,000
Katonah IV, Ltd.	Preferred Shares	17.1	3,150,000	1,250,000	3,150,000	2,420,000
Katonah V, Ltd.	Preferred Shares	26.7	3,320,000	919,000	3,320,000	420,000
Katonah VII CLO Ltd.(2)	Subordinated Securities	16.4	4,500,000	3,738,000	4,500,000	3,950,000
Katonah VIII CLO Ltd.(2)	Subordinated Securities	10.3	3,400,000	3,128,000	3,400,000	3,290,000
Katonah IX CLO Ltd.(2)	Preferred Shares	6.9	2,000,000	2,000,000	2,000,000	2,000,000
Katonah X CLO Ltd.(2)	Subordinated Securities	33.3	10,916,643	11,875,000	10,775,684	11,880,000
Katonah 2007-1 CLO Ltd.(2)	Preferred Shares	100.0	28,989,521	28,859,236	—	—
Total			$65,245,123	$57,409,236	$36,061,264	$31,020,000

(1)	Represents percentage of class held.
(2)	An affiliate CLO Fund managed by Katonah Debt Advisors.

Our investments in CLO Fund securities are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the investment. We determine the fair value of our investments in CLO Fund securities on an individual security-by-security basis.

The table below summarizes certain attributes of each CLO Fund as per their March 2008 trustee report:

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CLO Fund Securities(1)	Number of securities	Number of issuers	Number of industries	Average security position size	Average issuer position size
Grant Grove CLO, Ltd.	241	178	33	$1,191,763	$1,613,566
Katonah III, Ltd.	290	205	29	1,257,740	1,779,242
Katonah IV, Ltd.	330	233	29	1,033,085	1,463,168
Katonah V, Ltd.	370	252	30	626,697	920,150
Katonah VII CLO Ltd.	233	175	32	1,455,749	1,938,226
Katonah VIII CLO Ltd	229	177	31	1,666,032	2,155,487
Katonah IX CLO Ltd	224	174	33	1,752,072	2,255,541
Katonah X CLO Ltd	221	169	33	2,020,415	2,642,081
Katonah 2007-1 CLO Ltd	171	137	30	1,682,930	2,100,592

(1)	All data from Trustee reports except for Katonah 2007-1, for which no Trustee report has yet been published and for which such information was compiled by the fund manager.

Investment in Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. As a manager of the CLO Funds, Katonah Debt Advisors expects to continue to receive contractual and recurring management fees and any subsequent incentive management fees from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management, and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred stock. Katonah Debt Advisors also typically receives one-time structuring fees upon the creation of a new CLO Fund. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings. As of March 31, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management, and was valued at approximately $63 million.

We expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. By making investments in CLO Funds raised by Katonah Debt Advisors in the future, for which we expect to receive a current cash return, we can help Katonah Debt Advisors raise these funds which in turn will increase its assets under management which will result in additional management fee income.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to us. Cash distributions of Katonah Debt Advisors’ net income is recorded as dividends from affiliate asset manager when declared. As with all other investments, Katonah Debt Advisors’ market value is periodically determined. The valuation is based primarily on a percentage of its assets under management and/or based on Katonah Debt Advisors’ estimated net cash flows. Any change in value from period to period is recognized as unrealized gain or loss.

As a separately taxable corporation, Katonah Debt Advisors is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to us would generally need to be distributed to our stockholders. Katonah Debt Advisors’ taxable net income differs from GAAP net income for both deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences between lease cash payments to GAAP straight line expense and adjustments for the recognition and timing of depreciation, bonuses to employees, stock

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option expense, and interest rate caps. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Goodwill amortizable for tax was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to our initial public offering in exchange for shares of our stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, for tax purposes such exchange was considered a taxable asset purchase under the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, resulting in an annual difference between GAAP income and taxable income by approximately $2 million per year over such period.

Portfolio valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Investments for which market quotations are readily available are valued at such market quotations. The Board of Directors has retained an independent valuation firm to provide third-party valuation consulting services, which consist of certain limited procedures that we identify and request the independent valuation firm to perform. As of March 31, 2008, approximately 51% of our investments were investments that were marked to market or for which we utilized the valuation services provided by the independent valuation firm in connection with the determination of fair value by our Board of Directors. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and a consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments or from the values that would have been placed on our assets by other market participants, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations that are assigned. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, third party valuations, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly-traded securities, recent sales of or offers to buy comparable companies, and other relevant factors.

Our Board of Directors is ultimately and solely responsible for determining the fair value of portfolio investments on a quarterly basis in good faith. Duff & Phelps, LLC, an independent valuation firm, provided third party valuation consulting services to our Board of Directors, which consisted of certain limited procedures that our Board of Directors identified and requested them to perform. For the twelve months ended March 31, 2008, our Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on 31 investments comprising approximately 45% of the total investments at fair value for which market quotations are not readily available as of March 31, 2008. Upon completion of the limited procedures, Duff & Phelps, LLC concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable. In the future, our Board of Directors may continue to utilize the services of Duff & Phelps, LLC or may use another third party valuation provider.

BACKGROUND

In 1999, affiliates of Kohlberg & Co. formed a lending platform called Katonah Capital, L.L.C. (“Katonah Capital”) to capitalize on the experience of Kohlberg & Co. in arranging and structuring debt financing for its own portfolio companies. From its inception through 2005, Katonah Capital organized six CLO Funds that raised in excess of $2 billion in capital to invest in below-investment-grade broadly

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syndicated loans, bonds and other credit instruments. In 2005, affiliates of Kohlberg & Co. organized Katonah Debt Advisors as a new platform to continue to manage CLO Funds investing in broadly syndicated loans and high-yield bonds and to diversify into lending to middle market companies and investing in other types of credit instruments, and the operations of Katonah Capital were discontinued. Prior to our acquisition of Katonah Debt Advisors and our initial public offering in December 2006, Katonah Debt Advisors raised three CLO Funds with approximately $1.2 billion in assets under management and assembled a $185 million portfolio of primarily middle market loans.

MARKET OPPORTUNITY

We define the middle market as comprising companies with EBITDA of $10 million to $50 million and/or total debt of $25 million to $150 million. We believe that many opportunities exist to provide loans to middle market companies due to:

➢	the large size of the market, with an estimated 11,000 companies;
➢	the high level of acquisition activity, with more than 1,500 transactions annually under $500 million during 2005 and 2006; and
➢	annual senior secured loan volume in 2005 and 2006 in the middle market in excess of $33 billion, according to Standard & Poor’s Leveraged Commentary & Data.

The following chart illustrates the number and average transaction value of middle market acquisition transactions from the first quarter of 2002 through the second quarter of 2007:

STRATEGY

Our investment objective is to generate current income and capital appreciation from our middle market investments and from our investment in Katonah Debt Advisors. We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. We primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities

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issued by CLO Funds managed by Katonah Debt Advisors or by other asset managers. However, our investment strategy is to limit the value of our investments in the debt or equity securities issued by CLO Funds to not more than 10% of the value of our total investment portfolio. We invest exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

Our middle market investment business targets companies that have strong historical cash flows, experienced management teams and identifiable and defendable market positions in industries with positive dynamics. Our senior management team has strong relationships with numerous middle market private equity sponsors and regional banks which provide substantial opportunities for our purchase of participations in loans. We also have extensive relationships with the traditional middle market “club” lenders which provide a source of direct lending opportunities. We will continue to seek to manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program. See “— Credit and Investment Process” and “— Credit Monitoring.” Our underwriting and monitoring program is credit driven by a team of experienced professionals and a modeling process we call “Maximum Reasonable Adversity.”

We expect to continue to benefit from our ownership of Katonah Debt Advisors in four ways. First, by working with the investment professionals at Katonah Debt Advisors, we have multiple sources of investment opportunities. We can maximize our investment scale and flexibility by selectively choosing to make an investment through the Company or through a CLO Fund managed by Katonah Debt Advisors, depending on the type of security, the type of transaction and other relevant factors. We expect that Katonah Debt Advisors will continue to be our primary source of broadly syndicated non-investment grade loans, high-yield bonds, CLO equity and mezzanine investments and distressed debt. Second, the experienced team of credit analysts at Katonah Debt Advisors, the members of which also serve as officers of the Company, have specializations covering more than 20 industry groups and they assist us in reviewing potential investments and monitoring our portfolio. Third, we expect to continue to make investments in CLO Funds managed by Katonah Debt Advisors, which we believe will provide us with a current cash investment return. We believe that these investments will provide Katonah Debt Advisors with greater opportunities to access new sources of capital which will ultimately increase Katonah Debt Advisors’ assets under management and resulting management fee income. Fourth, we expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in Katonah Debt Advisors.

Our strategic relationship with Kohlberg & Co. is also an important part of our overall strategy. We believe that the participation of its Chairman and co-managing partners on our Board of Directors and of its co-managing partners on our Investment Committee enhances our asset selection and portfolio performance and that Kohlberg & Co. serves as an important source of private equity opportunities. We also believe that the participation of the Kohlberg & Co. co-managing partners on our Investment Committee enhances the due diligence and credit analysis of our lending operations. Christopher Lacovara, one of the firm’s two co-managing partners, serves as the Chairman of our Board of Directors and of our Investment Committee.

MIDDLE MARKET BUSINESS

Our middle market investment business is led by our President and CEO, Dayl W. Pearson, and our CIO, R. Jon Corless. Each of Messrs. Pearson and Corless has spent more than 15 years investing in the middle market and, before joining the Company, worked together at CIBC and its affiliates for over eight years. Our management team maintains longstanding relationships with middle market private equity sponsors, lenders who work in small groups, or “club” lenders, and sources of non-sponsored middle market transactions. Members of our senior management team have a proven track record of originating, structuring and managing middle market investments. Mr. Pearson has been involved in all aspects of

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middle market investing, including origination, negotiation of terms, portfolio management, restructuring and asset sales. Mr. Corless has over 25 years of financial industry experience and has been primarily a credit and risk management professional for the past 18 years responsible for several portfolios of highly leveraged loans and mezzanine securities including middle market assets.

Our middle market investment team has experience assembling portfolios of middle market loans and investments and managing these portfolios through several credit cycles, including both attractive and stressed credit environments. Since March 2006, our middle market investment team has reviewed over 500 middle market investment opportunities while building the portfolio of senior secured loans that we acquired with the net proceeds of our initial public offering.

As a BDC, we offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

KATONAH DEBT ADVISORS

Katonah Debt Advisors is our wholly-owned asset manager that manages CLO Funds which invest in broadly syndicated senior loans, second lien loans, high-yield bonds, credit default swaps and other credit instruments. The securities issued by these CLO Funds are primarily held by third parties. We control Katonah Debt Advisors through our ownership of 100% of its equity interests. Subject to the requirements of the 1940 Act, Katonah Debt Advisors may, in the future, elect to register as an investment adviser under the Investment Advisers Act of 1940 in connection with the conduct of its business. Katonah Debt Advisors is led by its President, E.A. Kratzman, who has more than 30 years of credit and investment experience. Mr. Kratzman also serves as Vice President of the Company and a member of our Investment Committee. Katonah Debt Advisors structures and sponsors CLO Funds for which it serves as the asset manager and invests in syndicated term loans and high-yield bonds (rated lower than Baa3 by Moody’s or lower than BBB- by Standard & Poor’s). The CLO Funds managed by Katonah Debt Advisors invest exclusively in credit instruments issued by corporations and do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. In 2005 and 2006, Katonah Debt Advisors raised three CLO Funds with approximately $1.2 billion in assets under management to invest in broadly syndicated loans and high-yield bonds. As of April 19, 2007, Katonah Debt Advisors priced its most recent CLO Fund with an additional $486 million of assets under management. On October 12, 2007, Katonah Debt Advisors entered into a new commitment letter with Bear Stearns, pursuant to which the parties agreed to structure and raise one additional CLO Fund (for a total of three funds) during the term of the engagement and to re-allocate the assets already warehoused among Katonah 2007, Katonah XI and the new CLO Fund to achieve a target size of approximately $315 million in assets for each such CLO Fund.

The CLO Funds managed by Katonah Debt Advisors allow it to securitize portfolios of loan and bond investments and enhance the funds’ return on capital by issuing debt for which the portfolios of investments serve as collateral. A typical CLO Fund portfolio managed by Katonah Debt Advisors consists primarily of broadly syndicated non-investment grade loans and high-yield bonds typically issued by large capitalization companies. Leveraged loans typically experience less market volatility than high-yield bonds, and also are generally secured by assets, thereby improving the likelihood of principal preservation. The CLO Funds managed by Katonah Debt Advisors currently pay it, as the asset manager, an annual management fee of 0.50% of assets under management and an annual incentive fee of 20% of the profits of the fund, provided that the investment return of the CLO Fund has exceeded a specified minimum rate of return.

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Katonah Debt Advisors generally participates in the markets for senior secured syndicated term loans greater than $100 million, high-yield bonds (rated BBB or below) and mezzanine securities of other CLO Funds. The investment portfolios managed by Katonah Debt Advisors typically carry an average overall credit quality of B1/Ba3 Moody’s rating equivalent or B+/BB- Standard & Poor’s rating equivalent. Katonah Debt Advisors believes that this ratings category generally provides the best risk/reward combination as well as more stable returns as compared with other lower rated assets. The markets in which Katonah Debt Advisors invests are large and generally offer considerable trading liquidity. The strategy of the Katonah Debt Advisors is to select and maintain portfolios of syndicated loans and high-yield bonds, which offer a balance of interest rate spreads and credit risks appropriate for CLO securitizations in order to maintain a stable, attractive level of current cash return to investors. We anticipate that the CLO Funds managed by the Structured Products Group of Katonah Debt Advisors will continue to typically invest only in credit instruments issued by corporations and not to invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

Katonah Debt Advisors employs an experienced team of 13 investment professionals. E.A. Kratzman, President of Katonah Debt Advisors, has participated in the fundraising for 19 CLO Funds investing in loans, high-yield bonds and credit derivatives with an aggregate value of approximately $7 billion. Mr. Kratzman also serves as our Vice President and as a member of our Investment Committee, providing the benefit of his experience to the Company’s lending activities. The investment professionals of Katonah Debt Advisors source and evaluate selected CLO equity and mezzanine investment opportunities for us and assist us in identifying ways to optimize the use of our capital through securitizations of assets and other potential refinancing structures.

The 20 credit professionals/analysts employed by us and Katonah Debt Advisors average more than 14 years of experience. Each analyst follows a specific set of industries, allowing them to develop deep insight and broad industry contacts. This credit team reviews, when appropriate, loans sourced by us as well as investment opportunities for CLO Funds managed by Katonah Debt Advisors.

OUR STRATEGIC RELATIONSHIP WITH KOHLBERG & CO.

We believe that we derive substantial benefits from our strategic relationship with Kohlberg & Co., as evidenced by the participation of its Chairman and co-managing partners on our Board of Directors and of its co-managing partners on our Investment Committee. Through such participation, we have access to the expertise of these individuals in the middle market and leveraged investing, which we believe enhances our capital raising, due diligence, investment selection and credit analysis activities. In addition, affiliates of Kohlberg & Co., including those who serve on our Board of Directors and on our Investment Committee, own, in the aggregate, approximately 15% of our outstanding common stock. We have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has agreed to notify us of equity investment opportunities that are presented to Kohlberg & Co. but that it has determined in its sole discretion are not appropriate for any investment funds managed by Kohlberg & Co. or any of its affiliates, typically due to the small size or non-control nature of the investment, prior to making such investment opportunity available to any third party although no referral from Kohlberg & Co. to date has resulted in an investment by us or our Katonah Debt Advisors. Kohlberg & Co. has also granted us a royalty-free license to use the “Kohlberg” name, which we believe is one of the most widely recognized names in middle market investing, and is providing certain administrative services to us on a transitional basis.

Kohlberg & Co. is a leading U.S. private equity firm which manages investment funds that acquire middle market companies. Kohlberg & Co. was formed in 1987 by Jerome Kohlberg Jr., the senior founding partner of KKR, and his son, James A. Kohlberg, at the time an executive with KKR. Since its inception, Kohlberg & Co. has organized six private equity funds, through which it has raised

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approximately $3.5 billion of committed capital and completed more than 80 platform and add-on acquisitions with an aggregate value of approximately $7 billion. The Chairman and co-managing partners of Kohlberg & Co., who are members of our Board of Directors, and, in the case of the co-managing partners, also members of our Investment Committee, possess on average more than 20 years of investment banking and middle market investing experience, and have worked together across all of the firm’s private equity funds. Christopher Lacovara, one of the firm’s two co-managing partners, serves as the Chairman of our Board of Directors and of our Investment Committee.

Because we are an internally managed BDC, we do not pay any fees to Kohlberg & Co. or any of its affiliates. Under the 1940 Act, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. In addition, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

COMPETITIVE ADVANTAGES

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

Internally managed structure and significant management resources

We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, including the costs associated with employing investment management professionals, and to make distributions to our stockholders. Including employees of Katonah Debt Advisors, some of whom also serve as officers of the Company, we employ a team of 20 experienced investment professionals with substantial experience in middle market lending, credit analysis, loan securitization and portfolio administration. Our President and CEO, Dayl W. Pearson, our CIO, R. Jon Corless, and E.A. Kratzman, our Vice President and a member of our Investment Committee and the President of Katonah Debt Advisors, have an average of over 28 years of credit and investment experience. The 20 credit professionals/analysts employed by us and Katonah Debt Advisors average more than 14 years of experience. We expect to add additional professional staff with a track record of originating senior loans and mezzanine and equity investments.

We believe that we derive substantial benefits from our internally managed structure. First, because they are employed by us, the individuals responsible for managing our investments are dedicated solely to the success of our business. Our investment professionals do not serve as advisors to any other investment funds other than the CLO Funds managed by Katonah Debt Advisors and therefore we do not compete with other investment funds for investment opportunities, although some investment opportunities may be allocated to funds managed by Katonah Debt Advisors. Second, through their participation in our Equity Incentive Plan, a significant portion of the compensation of our senior managers is tied to the performance of our investments, resulting in an alignment of interests between our management and stockholders. Third, we leverage our management resources and those of Katonah Debt Advisors across our portfolio of investments and the investments of the CLO Funds managed by Katonah Debt Advisors.

Multiple sourcing capabilities for assets

We have multiple sources of loans, mezzanine investments and equity investments. Through industry relationships, we believe that we will continue to have the ability to participate in loans originated by other capital providers to middle market companies as well as to source assets directly from private equity sponsors and regional banks. Through Katonah Debt Advisors, we have the ability to acquire

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participations in selected syndicated secured and second lien term loans whose borrowers and investment returns meet our investment criteria. Through Katonah Debt Advisors, we also have the opportunity to invest in selected equity and mezzanine securities issued by CLO Funds, including those managed by Katonah Debt Advisors. Through our strategic relationship with Kohlberg & Co., we expect to continue to have access to a variety of equity investments and mezzanine and other lending opportunities which are presented to Kohlberg & Co. but do not meet Kohlberg & Co.’s applicable investment criteria for reasons such as the small size or non-control nature of the investment. To date, no referral from Kohlberg & Co. has resulted in an investment by us or Katonah Debt Advisors. From January 1, 2007 through December 31, 2007, we reviewed 595 investment opportunities, which resulted in 50 completed transactions and a total gross investment of $374 million.

Disciplined investment process

We employ a rigorous credit review process and due diligence intensive investment strategy which our senior management has developed over more than 20 years of lending. Due to our ability to source transactions through multiple channels, we expect to continue to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we develop our own underwriting case and multiple stress case scenarios for each company analyzed. An event-specific financial model reflecting company, industry and market variables support each investment decision. We also benefit from the credit and industry expertise of Katonah Debt Advisors’ credit team, the members of which also serve as officers of the Company, and the Chairman and co-managing partners of Kohlberg & Co. serving on our Board of Directors and, in the case of its co-managing partners, on our Investment Committee. Generally, both we and the CLO Funds managed by Katonah Debt Advisors have decided not to invest in highly leveraged or “covenant light” credit facilities.

Katonah Debt Advisors’ credit platform

Katonah Debt Advisors serves as a source of direct investment opportunities and cash flow. In addition, certain credit analysts employed by Katonah Debt Advisors who also serve as officers of the Company serve as sources of credit analysis. Katonah Debt Advisor’s credit team employs a highly rigorous process in selecting and reviewing investment opportunities for CLO Funds managed by Katonah Debt Advisors. We have the opportunity to make investments in CLO Funds managed by Katonah Debt Advisors, which we expect to generate regular cash dividends or interest income. Katonah Debt Advisors also generates revenue through the fees it receives for managing CLO Funds, and may distribute its income, after paying the expenses associated with its operations, including compensation of its employees and taxes, if any, to us. Further we co-invest with CLO Funds managed by Katonah Debt Advisors when we believe it will be advantageous for us to do so. As of March 31, 2008, we had invested at cost $50 million in CLO Funds managed by Katonah Debt Advisors.

Investments in a wide variety of portfolio companies in a number of different industries with no exposure to mortgage-backed securities

Our investment portfolio (excluding our investment in asset manager affiliates and CLO Funds) is spread across 26 different industries and 86 different entities with an average balance per entity of approximately $4 million. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by companies and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

Strategic relationship with Kohlberg & Co.

We believe that Kohlberg & Co. is one of the oldest and most well-known private equity firms focused on the middle market, and we expect to continue to derive substantial benefits from our strategic

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relationship with Kohlberg & Co. Through the participation of the Chairman and co-managing partners of Kohlberg & Co. on our Board of Directors and, in the case of its co-managing partners, on our Investment Committee, we have access to the expertise of these individuals in middle market leveraged investing, which we believe enhances our capital raising, due diligence, investment selection and credit analysis. Christopher Lacovara, one of the firm’s two co-managing partners, serves as the Chairman of our Board of Directors and of our Investment Committee. In addition, we have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has agreed to notify us of equity investment opportunities that are presented to Kohlberg & Co. but that it determines in its sole discretion are not appropriate for any investment fund managed by Kohlberg & Co. or any of its affiliates typically due to the small size or non-control nature of the investment, prior to making such investment opportunity available to any third party. To date, no referral from Kohlberg & Co. has resulted in an investment by us or Katonah Debt Advisors. Under this agreement, Kohlberg & Co. has also granted us a royalty-free license to use the “Kohlberg” name, which we believe is one of the most widely recognized names in middle market investing.

Significant equity ownership and alignment of incentives

Our senior management team, the senior management team of Katonah Debt Advisors and affiliates of Kohlberg & Co. together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our stockholders. Affiliates of Kohlberg & Co., including the Chairman and co-managing partners of Kohlberg & Co. who serve on our Board of Directors and, in the case of its co-managing partners, on our Investment Committee, owned in the aggregate approximately 15% of our outstanding common stock as of July 8, 2008 and prior to giving effect to any sale of securities pursuant to this prospectus, which they received, in lieu of cash, as consideration for the contribution to the Company of 100% of the equity of Katonah Debt Advisors and certain subordinated securities investments in CLO Funds managed by Katonah Debt Advisors and two other asset managers or purchased in the open market. We have also issued to our senior management team options to purchase shares of our common stock under our Equity Incentive Plan.

INVESTMENTS AND OPERATIONS

Our investment objective is to generate current income and capital appreciation from our middle market investments. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CLO Funds managed by Katonah Debt Advisors or by other asset managers.

As of March 31, 2008, we had a portfolio that included first and second lien senior loans. Our investments generally averaged between $1 million to $10 million, although particular investments may be larger or smaller. We expect that the size of investment will grow as our available capital grows. After the acquisition of assets subsequent to our initial public offering and consistent with our investment strategy, we have begun to reposition the investment portfolio to focus increasingly on second lien senior loans and mezzanine loans.

The size of individual investments will vary according to their priority in a company’s capital structure, with larger investments in more secure positions in an effort to maximize capital preservation. We expect that the size of our investments and maturity dates will vary as follows:

➢	senior secured term loans from $10 to $20 million maturing in five to seven years;
➢	second lien term loans from $5 to $20 million maturing in six to eight years;
➢	senior unsecured loans $5 to $15 million maturing in six to eight years;

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➢	mezzanine loans from $5 to $15 million maturing in seven to ten years; and
➢	equity investments from $1 to $5 million.

When we extend senior secured term loans, we generally take a security interest in the available assets of the portfolio company, including the equity interests of their subsidiaries, which we expect to help mitigate the risk that we will not be repaid. Nonetheless, there is a possibility that our lien could be subordinated to claims of other creditors. Structurally, mezzanine debt ranks subordinate in priority of payment to senior term loans and is often unsecured. Relative to equity, mezzanine debt ranks senior to common and preferred equity in a borrower’s capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering fixed returns in the form of interest payments associated with a loan, while providing an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest that is typically in the form of equity purchased at the time the mezzanine loan is repaid or warrants to purchase equity at a future date at a fixed cost.

Mezzanine debt generally earns a higher return than senior secured debt due to its higher risk profile and usually less restrictive covenants. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

As of March 31, 2008, we had approximately $32 million at fair value in mezzanine debt investments.

CREDIT AND INVESTMENT PROCESS

We employ the same due diligence intensive investment strategy that our senior management team, Katonah Debt Advisors and Kohlberg & Co. have used over the past 20 years. Due to our ability to source transactions through multiple channels, we expect to continue to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we develop our own underwriting cases, and multiple stress and event-specific case scenarios for each company analyzed.

We focus on lending and investing opportunities in:

➢	companies with EBITDA of $10 to $50 million;
➢	companies with financing needs of $25 to $150 million;
➢	companies purchased by top tier equity sponsors;
➢	non-sponsored companies with successful management and systems;
➢	high-yield bonds and broadly syndicated loans to larger companies on a selective basis; and
➢	equity co-investment in companies where we see substantial opportunity for capital appreciation.

We expect to continue to source investment opportunities from:

➢	private equity sponsors;
➢	regional investment banks for non-sponsored companies;
➢	other middle market lenders with whom we can “club” loans;
➢	Katonah Debt Advisors with regard to high-yield bonds and syndicated loans; and
➢	Kohlberg & Co. with regard to selected private equity investment opportunities.

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In our experience, good credit judgment is based on a thorough understanding of both the qualitative and quantitative factors which determine a company’s performance. Our analysis begins with an understanding of the fundamentals of the industry in which a company operates, including the current economic environment and the outlook for the industry. We also focus on the company’s relative position within the industry and its historical ability to weather economic cycles. Other key qualitative factors include the experience and depth of the management team and the financial sponsor, if any.

Only after we have a comprehensive understanding of the qualitative factors do we focus on quantitative metrics. We believe that with the context provided by the qualitative analysis, we can gain a better understanding of a company’s financial performance. We analyze a potential portfolio company’s sales growth and margins in the context of its competition as well as its ability to manage its working capital requirements and its ability to generate consistent cash flow. Based upon this historical analysis, we develop a set of projections which represents a reasonable underwriting case of most likely outcomes for the company over the period of our investment. Using our Maximum Reasonable Adversity model, we also look at a variety of potential downside cases to determine a company’s ability to service its debt in a stressed credit environment.

Elements of the qualitative analysis we use in evaluating investment opportunities include the following:

➢	Industry fundamentals;
➢	Competitive position and market share;
➢	Past ability to work through historical down-cycles;
➢	Quality of financial and technology infrastructure;
➢	Sourcing risks and opportunities;
➢	Labor and union strategy;
➢	Technology risk;
➢	Diversity of customer base and product lines;
➢	Quality and experience of management;
➢	Quality of financial sponsor (if applicable); and
➢	Acquisition and integration history.

Elements of the quantitative analysis we use in evaluating investment opportunities include the following:

➢	Income statement analysis of growth and margin trends;
➢	Balance sheet analysis of working capital efficiency;
➢	Cash flow analysis of capital expenditures and free cash flow;
➢	Financial ratio and market share standing among comparable companies;
➢	Financial projections: underwriting versus stress case;
➢	Event specific Maximum Reasonable Adversity credit modeling;
➢	Future capital expenditure needs and asset sale plans;
➢	Downside protection to limit losses in an event of default;
➢	Risk adjusted returns and relative value analysis; and
➢	Enterprise and asset valuations.

The origination, structuring and credit approval processes are fully integrated. Our credit team is directly involved in all due diligence and analysis prior to the formal credit approval process.

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Approval process

The following chart illustrates our screening and approval process:

We review potential investment opportunities and conduct a due diligence investigation of each potential investment that passes our initial screening process. This due diligence investigation generally includes one or more on-site visits, a review of our historical and prospective financial information, interviews with management, employees, customers and vendors of the prospective portfolio company and background checks and research on the prospective portfolio company’s product, service or particular industry. Where appropriate, this is conducted in conjunction with the relevant industry analysts from Katonah Debt Advisors who also serve as officers of the Company. Upon completion of the due diligence investigation, we prepare a credit underwriting memorandum which summarizes the contemplated transaction, presents the investment highlights, analyzes the risks in the transaction and mitigating factors to those risks and analyzes the prospective portfolio company’s historical financial statements, financial projections, industry and management team. The underwriting team then presents this memorandum with its recommendations to our Investment Committee, which consists of our Chairman, Christopher Lacovara of Kohlberg & Co., our President and CEO, Dayl W. Pearson, our CIO, R. Jon Corless, the President of Katonah Debt Advisors and our Vice President, E.A. Kratzman, and our Vice President and member of our Board of Directors and a co-managing partner of Kohlberg & Co., Samuel P. Frieder. The approval of a majority of the Investment Committee is required for all investments of less than $15 million, and the unanimous approval of the Investment Committee is required for investments of $15 million or greater.

CREDIT MONITORING

Our management team has significant experience monitoring portfolios of middle market investments, and this is enhanced by the credit monitoring procedures of Katonah Debt Advisors. Our CEO was responsible for building the credit monitoring and portfolio management procedures at IBJ Schroder and our CIO has been involved in credit monitoring for over 15 years. Along with origination and credit

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analysis, portfolio management is one of the key elements of our business. Most of our investments are not liquid and, therefore, we must prepare to act quickly if potential issues arise so that we can work closely with the management and private equity sponsor, if applicable, of the portfolio company to take any necessary remedial action quickly. In addition, most of our senior management team, including the credit team at Katonah Debt Advisors, have substantial workout and restructuring experience.

In order to assist us in detecting issues with portfolio companies as early as possible, we perform a monthly financial analysis of each portfolio company. This analysis typically includes:

➢	reviewing financial statements with comparisons to prior year financial statements, as well as the current budget including key financial ratios such as debt/EBITDA, margins and fixed charge coverage;
➢	independently computing and verifying compliance with financial covenants;
➢	reviewing and analyzing monthly borrowing base, if any;
➢	a monthly discussion of MD&A with company management and the private equity sponsor, if applicable;
➢	determining if current performance could cause future financial covenant default;
➢	discussing prospects with the private equity sponsor, if applicable;
➢	determining if a portfolio company should be added to our “watch list” (companies to be reviewed in more depth);
➢	if a company is not meeting expectations, reviewing original underwriting assumptions and determining if either enterprise value or asset value has deteriorated enough to warrant further action; and
➢	a monthly update to be reviewed by both the CIO and CEO.

OUR PEOPLE

In addition to our CEO and CIO, we currently employ a CFO, who also serves as a CCO, a managing director of originations, four credit analysts, a director and a manager of portfolio administration, a manager of Information Technology and a manager of Investor Relations. As we grow, we will selectively add experienced staff to enhance both our sourcing of assets and our monitoring of portfolio companies. We have identified several potential experienced origination and portfolio management team members with whom members of our senior management have worked previously as possible additions to our team. In addition, we will add junior staffing as necessary.

Our wholly-owned portfolio company, Katonah Debt Advisors, employs a highly experienced team of 13 investment professionals, all of whom are officers of the Company. The President and two portfolio managers at Katonah Debt Advisors average more than 20 years of credit, investment and securitization experience. The 20 investment professionals/analysts employed by us and Katonah Debt Advisors average more than 14 years of experience. Katonah Debt Advisors will continue to add to its staff as it increases its assets under management. We utilize the Katonah Debt Advisors team to assist both our origination and credit evaluation and monitoring efforts.

COMPETITION

Our primary competitors provide financing to prospective portfolio companies and include commercial banks, specialty finance companies, hedge funds, structured investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a BDC to which many of our competitors are not subject.

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For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business — We operate in a highly competitive market for investment opportunities.”

We believe that we provide a unique combination of an experienced middle market origination and credit team, an existing credit platform at Katonah Debt Advisors that includes experienced lenders with broad industry expertise and an Investment Committee that includes co-managing partners of Kohlberg & Co., a leading experienced and successful middle market private equity firm. We believe that this combination of resources provides us with a thorough credit process and multiple sources of investment opportunities to enhance our asset selection process.

OUR CORPORATE INFORMATION

We were organized in August 2006 as a Delaware limited liability company under the name Kohlberg Capital, LLC. Prior to the completion of our initial public offering, we acquired 100% of the equity interests in Katonah Debt Advisors, an entity through which Kohlberg & Co. historically conducted its middle market lending and asset management business, made an election to be regulated as a BDC, and converted to a Delaware corporation. Upon the completion of our initial public offering, we used approximately $185 million of the net proceeds to acquire a portfolio of senior secured term loans from an entity organized by Katonah Debt Advisors. We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2006.

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceedings.

Portfolio companies

The following tables set forth certain information as of March 31, 2008 regarding each of our investments in portfolio companies. Unless otherwise noted in these tables, the only relationship between us and each portfolio company is our investment in such portfolio company. No single investment (other than our investment in Katonah Debt Advisors and Katonah 2007-1 CLO Ltd.) represents more than 5% of our total assets. While we may make loans to or additional investments in these companies, we have no present plans to make any such loans or investments that would raise our investment in any other of these companies above 5% of total assets. Any such loans and investments will be made in accordance with our investment policies and procedures.

Debt securities and bond portfolio

Portfolio Company/Principal Business	Address	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	3200 Aurora Road Solon, OH 44139	Senior Secured Loan—Deferred Draw Term Loan (First Lien) 5.4%, Due 6/13	$359,515	$359,515	$359,515
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	3200 Aurora Road Solon, OH 44139	Senior Secured Loan—Revolving Loan 5.4%, Due 6/13	400,000	391,320	398,264
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	3200 Aurora Road Solon, OH 44139	Junior Secured Loan—Second Lien Term Loan Note 8.9%, Due 6/14	5,000,000	5,000,000	5,000,000
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	3200 Aurora Road Solon, OH 44139	Senior Secured Loan—Term Loan (First Lien) 5.6%, Due 6/13	1,970,439	1,970,439	1,970,439
Aero Products International, Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	1834 Walden Office Square 3rd Floor Schaumberg, IL 60173	Senior Secured Loan—Term Loan 8.3%, Due 4/12	3,600,000	3,600,000	3,600,000
Aerostructures Acquisition LLC(6) Aerospace and Defense	18008A N. Black Canyon Hwy Phoenix, AZ 85053	Senior Secured Loan—Delayed Draw Term Loan 5.8%, Due 3/13	500,000	500,000	497,500
Aerostructures Acquisition LLC(6) Aerospace and Defense	18008A N. Black Canyon Hwy Phoenix, AZ 85053	Senior Secured Loan—Term Loan 5.7%, Due 3/13	6,337,500	6,337,500	6,337,500
AGA Medical Corporation(6) Healthcare, Education and Childcare	682 Mendelssohn Avenue Golden Valley, MN 55427	Senior Secured Loan—Tranche B Term Loan 5.1%, Due 4/13	3,832,209	3,829,477	3,487,310
AGS LLC(6) Hotels, Motels, Inns, and Gaming	c/o Alpine Investors 3 Embarcadero Center, Suite 2330 San Francisco, CA 94111-4016	Senior Secured Loan—Delayed Draw Term Loan 5.7%, Due 5/13	445,399	434,725	423,129
AGS LLC(6) Hotels, Motels, Inns, and Gaming	c/o Alpine Investors 3 Embarcadero Center, Suite 2330 San Francisco, CA 94111-4016	Senior Secured Loan—Initial Term Loan 5.7%, Due 5/13	3,183,441	3,139,302	3,024,269
Allen-Vanguard Corporation(3) Aerospace and Defense	5459 Canotek Road Ottawa, Ontario K1J 9M3	Senior Secured Loan—Term Loan 11.0%, Due 9/12	1,600,478	1,579,011	1,680,502

Portfolio companies

Portfolio Company/Principal Business	Address	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
AmerCable Incorporated(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	350 Bailey Road El Dorado, AR 71730	Senior Secured Loan—Initial Term Loan 6.3%, Due 6/14	5,945,038	5,945,038	5,945,038
Astoria Generating Company Acquisitions, LLC(6) Utilities	c/o US Power Generating Company 400 Madison Avenue New York, NY 10017	Junior Secured Loan—Second Lien Term Loan C 6.4%, Due 8/13	4,000,000	4,047,248	3,900,000
Atlantic Marine Holding Company(6) Cargo Transport	8500 Heckscher Drive Jacksonville, FL 32226	Senior Secured Loan—Term Loan 6.9%, Due 3/14	1,735,084	1,745,744	1,726,408
Aurora Diagnostics, LLC(6) Healthcare, Education and Childcare	11360 North Jog Road, Suite 103 Palm Beach Gardens, FL 33418	Senior Secured Loan—Tranche A Term Loan (First Lien) 7.8%, Due 12/12	4,502,000	4,455,015	4,459,695
Awesome Acquisition Company (CiCi’s Pizza)(6) Personal, Food and Miscellaneous Services	1080 West Bethel Road Coppell, TX 75019	Junior Secured Loan—Term Loan (Second Lien) 7.7%, Due 6/14	4,000,000	3,974,480	3,820,000
AZ Chem US Inc.(6) Chemicals, Plastics and Rubber	Building 100 4600 Touchton Road E. Suite 1500 Jacksonville, FL 32246	Junior Secured Loan—Second Lien Term Loan 8.6%, Due 2/14	4,000,000	3,958,338	3,220,000
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	8Corporate Park, Suite 210 Irvine, CA 92606	Senior Secured Loan—First Lien Term Loan 6.7%, Due 7/12	1,970,000	1,981,385	1,773,000
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	8Corporate Park, Suite 210 Irvine, CA 92606	Junior Secured Loan—Loan (Second Lien) 9.0%, Due 7/13	2,462,500	2,497,664	1,982,313
Bay Point Re Limited(3)(6) Insurance	c/o Conyers Dill & Pearman Clarendon House 2 Church Street Hamilton, Ontario, Canada	Senior Secured Loan—Loan 7.4%, Due 12/10	3,000,000	3,017,867	3,017,867
Bicent Power LLC(6) Utilities	103 North Washington St Easton, MD 21601	Junior Secured Loan—Advance (Second Lien) 6.7%, Due 12/14	4,000,000	4,000,000	3,730,000
Caribe Information Investments Incorporated(6) Printing and Publishing	c/o Welsh, Carson, Anderson & Stowe 320 Park Avenue, Suite 2500 New York, NY 10022-6815	Senior Secured Loan—Term Loan 5.7%, Due 3/13	1,775,207	1,767,791	1,597,687
Cast & Crew Payroll, LLC (Payroll Acquisition)(6) Leisure, Amusement, Motion Pictures, Entertainment	100 East Tujunga Avenue Second Floor Burbank, CA 91502-1955	Senior Secured Loan—Initial Term Loan 5.7%, Due 9/12	10,608,400	10,645,533	10,645,533
CEI Holdings, Inc. (Cosmetic Essence)(6) Personal and Non Durable Consumer Products (Mfg. Only)	2182 Route 35 South Holmdel, NJ 07733	Senior Secured Loan—Term Loan 7.0%, Due 3/14	1,845,391	1,751,071	1,660,852
Centaur, LLC(6) Hotels, Motels, Inns, and Gaming	10 W Market St, Suite 200 Indianapolis, IN 46204	Senior Secured Loan—Delayed Draw Term Loan 6.7%, Due 10/12	—	—	—
Centaur, LLC(6) Hotels, Motels, Inns, and Gaming	10 W Market St, Suite 200 Indianapolis, IN 46204	Senior Secured Loan—Term Loan (First Lien) 6.7%, Due 10/12	4,122,807	4,072,006	3,669,295
Charlie Acquisition Corp. Personal, Food and Miscellaneous Services	1450 US Highway 22 Mountainside, NJ 07092	Mezzanine Investment—Senior Subordinated Notes 15.5%, Due 6/13	10,243,966	10,069,970	10,069,970

Portfolio companies

Portfolio Company/Principal Business	Address	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Clarke American Corp.(6) Printing and Publishing	10931 Laureate Drive San Antonio, TX 78249-3312	Senior Secured Loan—Tranche B Term Loan 5.7%, Due 6/14	2,977,500	2,977,500	2,408,798
Clayton Holdings, Inc(6) Finance	2Corporate Drive Shelton, CT 06484	Senior Secured Loan—Term Loan 6.1%, Due 12/11	299,480	300,590	299,480
CoActive Technologies, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Room 1007-8 10/F, Harcourt House 39 Gloucester Road Wan Chai, Hong Kong	Senior Secured Loan—Term Loan (First Lien) 5.7%, Due 7/14	3,990,000	3,971,758	3,971,758
CoActive Technologies, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Room 1007-8 10/F, Harcourt House 39 Gloucester Road Wan Chai, Hong Kong	Junior Secured Loan—Term Loan (Second Lien) 9.4%, Due 1/15	2,000,000	1,962,612	1,961,246
Coastal Concrete Southeast, LLC Buildings and Real Estate 4	7Plantation Drive Bluffton, SC 29910	Mezzanine Investment—Mezzanine Term Loan 10.0%, Due 3/13	8,242,290	7,852,868	7,418,061
CST Industries, Inc.(6) Diversified/Conglomerate Manufacturing	5400 Kansas Avenue Kansas City, KS 66106	Senior Secured Loan—Term Loan 6.5%, Due 8/13	985,000	987,977	987,977
DaimlerChrysler Financial Services Americas LLC(6) Finance	27777 Inkster Road Farmington Hills, MI 48334-5326	Senior Secured Loan—Term Loan (First Lien) 6.8%, Due 8/12	1,990,000	1,903,395	1,651,392
Dealer Computer Services, Inc. (Reynolds & Reynolds)(6) Electronics	6700 Hollister Houston, TX 77040	Junior Secured Loan—Term Loan (Second Lien) 8.2%, Due 10/13	1,000,000	1,009,135	990,000
Dealer Computer Services, Inc. (Reynolds & Reynolds)(6) Electronics	6700 Hollister Houston, TX 77040	Junior Secured Loan—Term Loan (Third Lien) 10.2%, Due 4/14	3,500,000	3,536,354	3,491,250
Delta Educational Systems, Inc.(6) Healthcare, Education and Childcare	144 Business Park Drive Suite 201 Virginia Beach, VA 23462	Senior Secured Loan—Term Loan 6.3%, Due 6/12	2,844,080	2,844,080	2,844,080
Dresser, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	15455 Dallas Parkway, Suite 1100 Addison, TX 75001	Junior Secured Loan—Term Loan (Second Lien) 8.8%, Due 5/15	3,000,000	2,960,422	2,689,980
Edgestone CD Acquisition Corp. (Custom Direct)(6) Printing and Publishing	1802 Fashion Court Joppa, MD 21085	Junior Secured Loan—Loan (Second Lien) 8.7%, Due 12/14	5,000,000	5,000,000	5,000,000
Edgestone CD Acquisition Corp. (Custom Direct)(6) Printing and Publishing	1802 Fashion Court Joppa, MD 21085	Senior Secured Loan—Term Loan (First Lien) 5.4%, Due 12/13	4,823,960	4,829,376	4,829,376
eInstruction Corporation(6) Healthcare, Education and Childcare	308 N. Carroll Blvd. Denton, TX 76201	Senior Secured Loan—Initial Term Loan (Dec. 2007) 6.7%, Due 7/13	4,957,550	4,957,550	4,957,550
eInstruction Corporation(6) Healthcare, Education and Childcare	308 N. Carroll Blvd. Denton, TX 76201	Junior Secured Loan—Term Loan (Second Lien) 10.2%, Due 7/14	10,000,000	10,000,000	10,000,000
Emerson Reinsurance Ltd.(3) Insurance	c/o HSBC Financial Services (Cayman) Limited PO Box 1109 90 North Church St Strathvale House Grand Cayman KY1-1102 Cayman Islands	Senior Secured Loan—Series C Loan 8.1%, Due 12/11	1,000,000	1,000,000	1,000,000

Portfolio companies

Portfolio Company/Principal Business	Address	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Endeavor Energy Resources, L.P. Oil and Gas	Attn: Autry C. Stephens 110 N. Marienfeld, Suite 200 Midland, TX 79701-4412	Junior Secured Loan—Second Lien Term Loan 7.4%, Due 3/12	4,000,000	4,000,000	4,000,000
Fasteners For Retail, Inc.(6) Diversified/Conglomerate Manufacturing	c/o Cortec Management III, LLC 200 Park Avenue, 20th Floor New York, NY 10166	Senior Secured Loan—Term Loan 5.6%, Due 12/12	4,913,769	4,922,209	4,790,924
FD Alpha Acquisition LLC (Fort Dearborn)(6) Printing and Publishing	1530 Morse Avenue Elk Grove, Illinois 60007	Senior Secured Loan—U.S. Term Loan 7.4%, Due 11/12	905,120	905,120	891,543
First American Payment Systems, L.P.(6) Finance	201 Main Street, Suite 1000 Fort Worth, TX 76102	Senior Secured Loan—Term Loan 6.2%, Due 10/13	3,652,000	3,652,000	3,560,700
Flatiron Re Ltd.(3)(6) Insurance	2 Church Street Hamilton HM 11, Bermuda	Senior Secured Loan—Closing Date Term Loan 7.0%, Due 12/10	1,454,169	1,464,058	1,464,058
Flatiron Re Ltd.(3)(6) Insurance	2 Church Street Hamilton HM 11, Bermuda	Senior Secured Loan—Delayed Draw Term Loan 7.0%, Due 12/10	704,363	709,153	709,153
Ford Motor Company(6) Automobile	One American Road Dearborn, MI 48126	Senior Secured Loan—Term Loan 5.8%, Due 12/13	1,984,925	1,982,635	1,636,660
Freescale Semiconductor, Inc. Electronics	6501 William Cannon Dr. Austin, TX 78735	Senior Subordinated Bond— 10.1%, Due 12/16	3,000,000	3,008,973	2,041,890
Frontier Drilling USA, Inc.(6) Oil and Gas	1000 Louisiana Street Suite 1210 Houston, TX 77002-5031	Senior Secured Loan—Term B Advance 6.4%, Due 6/13	2,000,000	1,997,971	1,870,000
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	1 Hammock Beach Parkway Palm Coast, FL 32127	Senior Secured Loan—First Lien Tranche A Credit-Linked Deposit 6.2%, Due 6/11	1,257,143	1,221,330	951,657
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	1 Hammock Beach Parkway Palm Coast, FL 32127	Senior Secured Loan—First Lien Tranche B Term Loan 6.2%, Due 6/11	2,694,857	2,618,088	2,040,007
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	1 Hammock Beach Parkway Palm Coast, FL 32127	Junior Secured Loan—Second Lien Term Loan 10.2%, Due 6/12	3,000,000	2,698,234	1,925,010
Gleason Works, The(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	1000 University Avenue P.O. Box 22970 Rochester, NY 14607-1239	Senior Secured Loan—New US Term Loan 5.4%, Due 6/13	2,437,280	2,444,476	2,077,782
Hawkeye Renewables, LLC(6) Farming and Agriculture	21050 140th Street Iowa Falls, IA 50126	Senior Secured Loan—Term Loan (First Lien) 7.2%, Due 6/12	2,954,887	2,890,637	2,225,680
HMSC Corporation (aka Swett and Crawford)(6) Insurance	3715 Northside Parkway N.W. Building 200, Suite 800 Atlanta, GA 30327	Junior Secured Loan—Loan (Second Lien) 9.5%, Due 10/14	5,000,000	4,809,924	4,550,000
Huish Detergents Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	15 West South Temple, Suite 1400 Salt Lake City, UT 84101-1535	Junior Secured Loan—Loan (Second Lien) 7.0%, Due 10/14	1,000,000	1,000,000	811,660

Portfolio companies

Portfolio Company/Principal Business	Address	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	c/o MidOcean Partners, LP 270 Park Avenue, 17th Floor New York, NY 10017	Senior Secured Loan—Initial Term Loan (First Lien) 5.6%, Due 4/14	4,161,071	3,974,689	3,297,649
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	c/o MidOcean Partners, LP 270 Park Avenue, 17th Floor New York, NY 10017	Junior Secured Loan—Loan (Second Lien) 9.8%, Due 10/14	3,000,000	3,000,000	2,347,500
IAL Acquisition Co. (International Aluminum Corporation)(6) Mining, Steel, Iron and Non-Precious Metals	Four Embarcadero Center Suite 1900 San Francisco, CA 94111	Senior Secured Loan—Term Loan 5.4%, Due 3/13	3,032,063	3,032,063	3,032,063
Infiltrator Systems, Inc.(6) Ecological	6 Business Park Road Old Saybrook, CT 06475	Senior Secured Loan—Term Loan 6.2%, Due 9/12	3,940,000	3,928,517	3,928,517
Inmar, Inc.(6) Retail Stores	2601 Pilgrim Court Road Winston-Salem, NC 27106	Senior Secured Loan—Term Loan 5.2%, Due 4/13	3,952,519	3,952,519	3,833,943
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	125 Mural Street, Suite 200 Richmond Hill, Ontario L4B 1M4 Canada	Senior Secured Loan—1st Lien Term Loan 6.7%, Due 5/12	5,850,000	5,871,834	5,871,834
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	125 Mural Street, Suite 200 Richmond Hill, Ontario L4B 1M4 Canada	Junior Secured Loan—Term Loans (Second Lien) 10.7%, Due 5/13	3,000,000	3,020,892	3,020,892
Jones Stephens Corp.(6) Buildings and Real Estate(4)	c/o Cortec Management IV, L.L.C. 200 Park Avenue, 20th Floor New York, NY 10166	Senior Secured Loan—Term Loan 7.5%, Due 9/12	10,206,721	10,180,157	10,180,157
JW Aluminum Company(6) Mining, Steel, Iron and Non-Precious Metals	435 Old Mt. Holly Road Mt. Holly, SC 29445	Junior Secured Loan—Term Loan (2nd Lien) 8.9%, Due 12/13	5,371,429	5,389,559	5,210,286
Kepler Holdings Limited(3)(6) Insurance	c/o Reid Management Ltd. Argyle House 41A Cedar Avenue Hamilton, Ontario	Senior Secured Loan—Loan 8.3%, Due 6/09	5,000,000	5,016,783	5,016,783
KIK Custom Products Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	33 MacIntosh Blvd. Concord, Ontario L4K 4L5	Junior Secured Loan—Loan (Second Lien) 7.6%, Due 12/14	5,000,000	5,000,000	3,400,000
La Paloma Generating Company, LLC(6) Utilities	1221 Lamar, Suite 1020 Houston, TX 77101	Junior Secured Loan—Loan (Second Lien) 6.2%, Due 8/13	2,000,000	2,016,439	1,890,000
LBREP/L-Suncal Master I LLC(6)(10) Buildings and Real Estate(4)	c/o SunCal Companies 2392 Morse Avenue Irvine, CA 92614-6234	Senior Secured Loan—Term Loan (First Lien) 7.5%, Due 1/10	3,920,000	3,851,470	2,626,400
LBREP/L-Suncal Master I LLC(6)(10) Buildings and Real Estate(4)	c/o SunCal Companies 2392 Morse Avenue Irvine, CA 92614-6234	Junior Secured Loan—Term Loan (Second Lien) 10.5%, Due 1/11	2,000,000	1,924,684	1,100,000
LBREP/L-Suncal Master I LLC(10) Buildings and Real Estate(4)	c/o SunCal Companies 2392 Morse Avenue Irvine, CA 92614-6234	Junior Secured Loan—Term Loan (Third Lien) 11.7%, Due 2/12	2,332,868	2,332,868	1,283,078
Legacy Cabinets, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	100 Legacy Blvd. P.O. Box 730 Eastaboga, AL 36260-8009	Senior Secured Loan—First Lien Term Loan 6.5%, Due 8/12	2,947,500	2,947,500	2,947,500

Portfolio companies

Portfolio Company/Principal Business	Address	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Levlad, LLC & Arbonne International, LLC(6) Personal and Non Durable Consumer Products (Mfg. Only)	c/o Harvest Partners, Inc. 280 Park Avenue New York, NY 10017	Senior Secured Loan—Term Loan 5.2%, Due 3/14	2,891,150	2,891,150	1,821,425
LN Acquisition Corp. (Lincoln Industrial)(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	One Lincoln Way St. Louis, MI 63120	Junior Secured Loan—Initial Term Loan (Second Lien) 8.7%, Due 1/15	2,000,000	2,000,000	1,970,000
LPL Holdings, Inc.(6) Finance	9785 Towne Centre Drive San Diego, CA 92121-1968	Senior Secured Loan—Tranche D Term Loan 4.7%, Due 6/13	3,330,229	3,352,925	2,997,206
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	c/o Medical Care Consortium, Inc. 4960 SW 72nd Street, Suite 406 Miami, FL 33143-6050	Senior Secured Loan—Term Loan (First Lien) 7.3%, Due 12/12	5,944,995	5,926,035	5,926,035
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	c/o Medical Care Consortium, Inc. 4960 SW 72nd Street, Suite 406 Miami, FL 33143-6050	Junior Secured Loan—Term Loan (Second Lien) 10.3%, Due 6/13	1,000,000	1,000,000	1,000,000
Murray Energy Corporation(6) Mining, Steel, Iron and Non-Precious Metals	29325 Chagrin Boulevard Suite 300 Pepper Pike, OH 44122	Senior Secured Loan—Tranche B Term Loan (First Lien) 7.9%, Due 1/10	1,964,557	1,973,192	1,812,304
National Interest Security Company, L.L.C.(6) Aerospace and Defense	c/o D.C. Capital Partners 975 F St. NW, Suite 1050 Washington, DC 20004	Senior Secured Loan—Term Loan—1st Lien 7.8%, Due 12/12	8,393,750	8,393,750	8,393,750
Northeast Biofuels, LP(6) Farming and Agriculture	1850 County Route 57 Fulton, NY 13069	Senior Secured Loan—Construction Term Loan 7.8%, Due 6/13	1,365,854	1,368,594	1,229,268
Northeast Biofuels, LP(6) Farming and Agriculture	1850 County Route 57 Fulton, NY 13069	Senior Secured Loan—Synthetic LC Term Loan 5.9%, Due 6/13	536,585	537,662	482,927
PAS Technologies Inc. Aerospace and Defense	c/o Gridiron Capital, LLC 39 Locust Avenue, Suite 204 New Canaan, CT 06840-4783	Senior Secured Loan—Incremental Term Loan Add On 7.4%, Due 6/11	828,651	828,651	828,651
PAS Technologies Inc. Aerospace and Defense	c/o Gridiron Capital, LLC 39 Locust Avenue, Suite 204 New Canaan, CT 06840-4783	Senior Secured Loan—Term Loan 8.4%, Due 6/11	4,097,222	4,075,220	4,075,220
Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Campbell Centre 1 8350 North Central Expressway Suite 1900 Dallas, TX 75206-1613	Senior Unsecured Bond— 10.5%, Due 4/15	2,000,000	2,000,000	2,000,000
Pegasus Solutions, Inc.(6) Leisure, Amusement, Motion Pictures, Entertainment	Campbell Centre 1 8350 North Central Expressway Suite 1900 Dallas, TX 75206-1613	Senior Secured Loan—Term Loan 6.0%, Due 4/13	5,740,000	5,740,000	5,740,000
Primus International Inc.(6) Aerospace and Defense	15000 N.E. 8th Street Suite 1910 Bellevue, WA 98004	Senior Secured Loan—Term Loan 5.6%, Due 6/12	1,256,100	1,258,501	1,130,490
QA Direct Holdings, LLC(6) Printing and Publishing	30 East 33rd St New York, NY 10016	Senior Secured Loan—Term Loan 7.2%, Due 8/14	4,974,937	4,928,017	4,928,017

Portfolio companies

Portfolio Company/Principal Business	Address	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Resco Products, Inc.(6) Mining, Steel, Iron and Non-Precious Metals	Penn Center West Two, Suite 430 Pittsburgh, PA 15276	Junior Secured Loan—Term Loan (Second Lien) 11.1%, Due 6/14	5,000,000	4,931,673	4,931,673
Rhodes Companies, LLC, The(6) Buildings and Real Estate(4)	4730 South Fort Apache Road, Suite 300 Las Vegas, NV 89147	Senior Secured Loan—First Lien Term Loan 6.2%, Due 11/10	1,818,182	1,730,974	1,400,000
Rhodes Companies, LLC, The(6) Buildings and Real Estate(4)	4730 South Fort Apache Road, Suite 300 Las Vegas, NV 89147	Junior Secured Loan—Second Lien Term Loan 10.4%, Due 11/11	2,000,000	2,010,468	1,266,680
San Juan Cable, LLC(6) Broadcasting and Entertainment	c/o MidOcean Partners, LP 270 Park Avenue, 17th Floor New York, NY 10022	Junior Secured Loan—Second Lien Term Loan 8.5%, Due 10/13	3,000,000	2,979,896	2,782,500
Schneller LLC(6) Aerospace and Defense	c/o Graham Partners II, L.P 3811 West Chester Pike, Building 2, Suite 200 Newtown Square, PA 19073	Senior Secured Loan—Term Loan 6.6%, Due 6/13	4,962,500	4,917,634	4,937,688
Seismic Micro-Technology, Inc. (SMT)(6) Electronics	528 Ramona St Palo Alto, CA 94301	Senior Secured Loan—Term Loan 6.0%, Due 6/12	992,500	990,175	990,175
Seismic Micro-Technology, Inc. (SMT)(6) Electronics	528 Ramona St Palo Alto, CA 94301	Senior Secured Loan—Term Loan 6.0%, Due 6/12	1,488,750	1,485,263	1,485,263
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	10 Water Street Enfield, CT 06082-4899	Junior Secured Loan—Loan (Second Lien) 9.7%, Due 12/14	7,500,000	7,500,000	7,500,000
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	10 Water Street Enfield, CT 06082-4899	Senior Secured Loan—Term Loan (First Lien) 5.2%, Due 6/14	3,960,025	3,960,025	3,960,025
Standard Steel, LLC(6) Cargo Transport	c/o Trimaran Fund II, L.L.C. 622 Third Avenue, 35th Floor New York, NY 10017-6779	Senior Secured Loan—Delayed Draw Term Loan 5.1%, Due 7/12	823,619	828,919	828,919
Standard Steel, LLC(6) Cargo Transport	c/o Trimaran Fund II, L.L.C. 622 Third Avenue, 35th Floor New York, NY 10017-6779	Senior Secured Loan—Initial Term Loan 5.2%, Due 7/12	4,086,899	4,113,197	4,113,197
Standard Steel, LLC(6) Cargo Transport	c/o Trimaran Fund II, L.L.C. 622 Third Avenue, 35th Floor New York, NY 10017-6779	Junior Secured Loan—Loan (Second Lien) 8.7%, Due 7/13	1,750,000	1,759,776	1,759,776
Stolle Machinery Company(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	6949 S. Potomac Street Centennial, CO 80112	Senior Secured Loan—First Lien Term Loan 7.9%, Due 9/12	972,537	977,260	957,949
Stolle Machinery Company(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	6949 S. Potomac Street Centennial, CO 80112	Junior Secured Loan—Loan (Second Lien) 9.2%, Due 9/13	700,000	710,122	682,500
TPF Generation Holdings, LLC(6) Utilities	1044 North 115th Street, Suite 400 Omaha, NE 68154-4410	Junior Secured Loan—Second Lien Term Loan 6.9%, Due 12/14	2,000,000	2,031,910	1,890,000

Portfolio companies

Portfolio Company/Principal Business	Address	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
TransAxle LLC Automobile	Route 73 and O’Donnell Lane Cinnaminson, NJ 08077	Senior Secured Loan—Revolver 8.0%, Due 8/11	163,636	159,869	163,020
TransAxle LLC(6) Automobile	Route 73 and O’Donnell Lane Cinnaminson, NJ 08077	Senior Secured Loan—Term Loan 7.1%, Due 9/12	2,775,000	2,775,000	2,775,000
TUI University, LLC(6) Healthcare, Education and Childcare	c/o Summit Partners, L.P., 499 Hamilton Avenue Palo Alto, California 94301	Senior Secured Loan—Term Loan 6.0%, Due 10/14	3,980,000	3,791,729	3,800,900
Twin-Star International, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	115 S.E. 4th Avenue Delray Beach, FL 33483	Senior Secured Loan—Term Loan 5.6%, Due 4/13	4,962,500	4,962,500	4,962,500
United Maritime Group, LLC (fka Teco Transport Corporation)(6) Cargo Transport	702 N. Franklin St, Plaza 9 Tampa, FL 33605	Junior Secured Loan—Term Loan (Second Lien) 10.2%, Due 12/13	4,500,000	4,500,000	4,500,000
Water PIK, Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	6000 Condor Drive Moorpark, CA 93021	Senior Secured Loan—Loan (First Lien) 6.1%, Due 6/13	1,980,013	1,967,843	1,940,412
Wesco Aircraft Hardware Corp.(6) Aerospace and Defense	27727 Avenue Scott Valencia, CA 91355	Junior Secured Loan—Second Lien Term Loan 8.5%, Due 3/14	4,132,887	4,165,106	3,895,246
WireCo WorldGroup Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	609 N. 2nd Street Saint Joseph, MO 64501	Mezzanine Investment— 11.0%, Due 2/15	10,000,000	10,000,000	10,000,000
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	609 N. 2nd Street Saint Joseph, MO 64501	Mezzanine Investment— 11.0%, Due 2/15	5,000,000	4,770,360	5,000,000
Wolf Hollow I, LP(6) Utilities	9201 Wolf Hollow Court Granbury, TX 76048	Senior Secured Loan—Acquisition Term Loan 4.9%, Due 6/12	781,891	771,392	674,381
Wolf Hollow I, LP(6) Utilities	9201 Wolf Hollow Court Granbury, TX 76048	Senior Secured Loan—Synthetic Letter of Credit 5.0%, Due 6/12	668,412	659,437	551,440
Wolf Hollow I, LP(6) Utilities	9201 Wolf Hollow Court Granbury, TX 76048	Senior Secured Loan—Synthetic Revolver Deposits 4.9%, Due 6/12	167,103	164,859	137,860
Wolf Hollow I, LP(6) Utilities	9201 Wolf Hollow Court Granbury, TX 76048	Junior Secured Loan—Term Loan (Second Lien) 7.2%, Due 12/12	2,683,177	2,688,446	2,186,789
X-Rite, Incorporated(6) Electronics	3100 44th Street SW Grandville, MI 49418	Junior Secured Loan—Loan (Second Lien) 10.5%, Due 10/13	1,000,000	1,000,000	910,000
X-Rite, Incorporated(6) Electronics	3100 44th Street SW Grandville, MI 49418	Senior Secured Loan—Term Loan (First Lien) 6.4%, Due 10/12	992,506	987,943	913,106
Total Investment in Debt Securities and Bonds (144% of net asset value at fair value)			$385,888,085	$383,494,311	$363,262,652

Portfolio companies

Equity Portfolio

Portfolio Company/Principal Business	Address	Investment	Percentage Interest	Cost	Value(2)
Aerostructures Holdings L.P.(7) Aerospace and Defense	18008A N. Black Canyon Hwy Phoenix, AZ 85053	Partnership Interests	1.2%	$1,000,000	$1,000,000
Allen-Vanguard Corporation(3)(7) Aerospace and Defense	5459 Canotek Road Ottawa, Ontario K1J 9M3	Common Shares	0.0%	42,542	34,135
Coastal Concrete Southeast, LLC(7)(8) Buildings and Real Estate(4)	7Plantation Drive Bluffton, SC 29910	Warrants	3.5%	474,140	—
eInstruction Acquisition, LLC(7) Healthcare, Education and Childcare	308 N. Carroll Blvd. Denton, TX 76201	Membership Units	1.1%	1,079,616	1,079,617
FP WRCA Coinvestment Fund VII, Ltd.(3)(7) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	609 N. 2nd Street Saint Joseph, MO 64501	Class A Shares	0.7%	1,500,000	1,500,000
Park Avenue Coastal Holding, LLC(7) Buildings and Real Estate(4)	399 Park Avenue, Suite 3204 New York, NY 10022	Common Interests	0.0%	1,000,000	—
Total Investment in Equity Securities (1% of net asset value at fair value)				$5,096,298	$3,613,752

Portfolio companies

CLO Fund Securities

Portfolio Company/ Principal Business	Address	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3)	c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House, South Church Street George Town, Grand Cayman, Cayman Islands	Subordinated Securities	22.2%	$4,468,959	$4,250,000
Katonah III, Ltd.(3)	c/o M & C Corporate Services Limited P.O. Box 309 GT, Ugland House, South Church Street George Town, Grand Cayman, Cayman Islands	Preferred Shares	23.1%	4,500,000	1,390,000
Katonah IV, Ltd.(3)	c/o M & C Corporate Services Limited P.O. Box 309 GT, Ugland House, South Church Street George Town, Grand Cayman, Cayman Islands	Preferred Shares	17.1%	3,150,000	1,250,000
Katonah V, Ltd.(3)	c/o M & C Corporate Services Limited P.O. Box 309 GT, Ugland House, South Church Street George Town, Grand Cayman, Cayman Islands	Preferred Shares	26.7%	3,320,000	919,000
Katonah VII CLO Ltd(3)(9)	c/o Maples Finance Limited P.O. Box 1093 GT, Queensgate House, South Church Street George Town, Grand Cayman, Cayman Islands	Subordinated Securities	16.4%	4,500,000	3,738,000
Katonah VIII CLO Ltd(3)(9)	c/o Maples Finance Limited P.O. Box 1093 GT, Queensgate House, South Church Street George Town, Grand Cayman, Cayman Islands	Subordinated Securities	10.3%	3,400,000	3,128,000
Katonah IX CLO Ltd(3)(9)	c/o Maples Finance Limited P.O. Box 1093 GT, Queensgate House, South Church Street George Town, Grand Cayman, Cayman Islands	Preferred Shares	6.9%	2,000,000	2,000,000
Katonah X CLO Ltd(3)(9)	c/o Maples Finance Limited P.O. Box 1093 GT, Queensgate House, South Church Street George Town, Grand Cayman, Cayman Islands	Subordinated Securities	33.3%	10,916,643	11,875,000
Katonah 2007-I CLO Ltd(3)(9)	c/o Maples Finance Limited P.O. Box 1093, Boundary Hall, Cricket Square Grand Cayman KY1-1102, Cayman Islands	Preferred Shares	100.0%	28,989,521	28,859,236
Total Investment in CLO Fund Securities (23% of net asset value at fair value)				$65,245,123	$57,409,236

Portfolio companies

Affiliate Investments

Portfolio Company/ Principal Business	Address	Investment	Percentage Interest	Cost	Value(2)
Katonah Debt Advisors Asset Management Company	295 Madison Avenue 6th Floor New York, NY 10017	Membership Interests	100.0%	$34,151,495	$63,143,600
PKSI Distressed Investments	295 Madison Avenue 6th Floor New York, NY 10017	Class A Shares	100.0%	898,502	898,502
PKSI Distressed Investments	295 Madison Avenue 6th Floor New York, NY 10017	Class B Shares	35.0%	3,500	3,500
Total Investment in affiliates (25% of net asset value at fair value)				$35,053,497	$64,045,602
Total Investments(5) (193% of net asset value at fair value)				$488,889,229	$488,331,242

(1)	A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which resets semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at March 31, 2008.
(2)	Reflects the fair market value of all existing investments as of March 31, 2008, as determined by our Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of March 31, 2008, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CLO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $489 million. The aggregate gross unrealized appreciation is approximately $30 million and the aggregate gross unrealized depreciation is approximately $31 million.
(6)	Pledged as collateral for the secured revolving credit facility (see Note 6 to the financial statements).
(7)	Non-income producing.
(8)	Warrants having a strike price of $0.01 and expiration date of March 2017.
(9)	An affiliate CLO Fund managed by Katonah Debt Advisors or its affiliate.
(10)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.

Management

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at its discretion. In connection with our election to be regulated as a BDC, we established our Board of Directors initially with seven members, three of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and four of whom are not interested persons, whom we refer to as our independent directors.

DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers, directors and key employees and their positions are as set forth below. The address for each executive officer and director is c/o Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name	Age	Position with us
Independent Directors:
C. Turney Stevens, Jr.	57	Director
Albert G. Pastino	66	Director
C. Michael Jacobi	66	Director
Gary Cademartori	66	Director
Non-Independent Directors:
Christopher Lacovara(1)	43	Chairman and Vice President
Dayl W. Pearson(1)	53	Director, President and Chief Executive Officer
Samuel P. Frieder(1)	43	Director and Vice President
Executive Officers:
Michael I. Wirth	50	Chief Financial Officer and Chief Compliance Officer
R. Jon Corless	56	Chief Investment Officer
E.A. Kratzman	56	Vice President; President of Katonah Debt Advisors
John M. Stack	62	Vice President; Managing Director of Katonah Debt Advisors

(1)	Messrs. Lacovara, Pearson and Frieder are interested persons, as defined in section 2(a)(19) of the 1940 Act, because they are officers of the Company.

The following is a summary of certain biographical information concerning our directors, executive officers and key employees:

INDEPENDENT DIRECTORS

C. Turney Stevens

Mr. Stevens has served on Kohlberg Capital’s Board since December 2006 and serves on the Valuation Committee and the Compensation Committee of the Board. Mr. Stevens retired as the Founder, Chairman and CEO of Harpeth Companies, LLC, a diversified financial services company that is the parent company of Harpeth Capital, LLC and Harpeth Consulting, LLC. Prior to founding Harpeth in 1999, Mr. Stevens was a founder and Chairman of Printing Arts America, Inc. From 1986 to 1994, Mr. Stevens served in various capacities at Rodgers Capital Corporation, a middle market investment banking firm focused on mergers and acquisitions and private institutional equity transactions, including as President. In 1973, Mr. Stevens founded PlusMedia, Inc., a magazine publishing company that he later sold to a public company in 1982. Mr. Stevens began his career at Tennessee Securities, a Nashville investment banking firm, which was one of the region’s leaders in helping to capitalize early-stage and growth-stage companies. Mr. Stevens graduated from David Lipscomb University in 1972 and received an Executive M.B.A. degree from the Owen Graduate School of Management at Vanderbilt University in

Management

1981. He now serves as the Dean of the College of Business and Professor of Management at Lipscomb University. He is a 2007 graduate of the Directors’ College at the Anderson School of Management at UCLA and is certified as a public company director by Institutional Shareholder Services.

Albert G. Pastino

Mr. Pastino has served on Kohlberg Capital’s Board since December 2006 and is the Chair of the Audit Committee of the Board. Mr. Pastino is also the Senior Managing Director at Amper Investment Banking (“AIB”), a NASD member investment bank focusing on private transactions for middle market companies. He founded AIB in 2004. AIB focuses on capital formation, mergers and acquisitions and strategic advisory assignments. After leaving an affiliate of Kohlberg & Co. in June 1997, Mr. Pastino worked as an investor, CFO and Chief Operating Officer at a variety of companies and was involved in all aspects of financial and general management, reporting and fundraising for a variety of companies, including Aptegrity, Inc., Bolt, Inc., AmTec, Inc. and Square Earth, Inc. From 1976 to 1986, he was a partner at Deloitte & Touche LLP and was in charge of its Emerging Business Practice. Mr. Pastino is a member of the Board of Directors of Critical Homecare Solutions Holdings, Inc. and a member of the Board of Directors and Finance Committee of New Eyes for the Needy, a not-for-profit organization headquartered in New Jersey. Mr. Pastino is a graduate of Saint Joseph’s University and received an Executive M.B.A. degree from Fairleigh Dickinson University. He also attended the Harvard Business School Executive Management Program for Small Business and is a certified public accountant.

C. Michael Jacobi

Mr. Jacobi has served on Kohlberg Capital’s Board since December 2006 and serves on the Audit Committee of the Board. Mr. Jacobi is also the owner and President of Stable House, LLC, a company engaged in real estate development. From 2001 to 2005, Mr. Jacobi served as the President, CEO and member of the board of directors of Katy Industries, Inc., a portfolio company of investment funds affiliated with Kohlberg & Co., which is involved in the manufacture and distribution of maintenance products. Mr. Jacobi was the President and CEO of Timex Corporation from 1993 to 1999, and he was a member of the board of directors of Timex Corporation from 1992 to 2000. Prior to 1993, he served Timex Corporation in senior positions in marketing, sales, finance and manufacturing. Mr. Jacobi received a B.S. from the University of Connecticut, and he is a certified public accountant. Mr. Jacobi is currently a member of the board of directors of Webster Financial Corporation, Corrections Corporation of America and Sturm Ruger & Co. He serves as the audit committee chairman of the board of directors of Webster Financial Corporation and Corrections Corporation of America.

Gary Cademartori

Mr. Cademartori has served on Kohlberg Capital’s Board since December 2006, is the Chairman of the Compensation Committee of the Board and serves on the Audit Committee of the Board. Mr. Cademartori is also a partner in Wall Street Technology Group, LLC, a company engaged in financial and technology consulting and executive mentoring to create more value for companies involved in business change. Previously, Mr. Cademartori was a financial consultant for less than one year in 1998 and, from 1999 to 2005, a partner in Tatum CFO Partners, LLP, serving as an interim CFO and rendering financial consulting services for middle market SEC reporting and privately-held companies. From 1995 to 1998, Mr. Cademartori served in the capacity of CFO for Schrader-Bridgeport International, Inc. Between 1981 and 1995, Mr. Cademartori served as the CFO of Charter Power Systems, Inc., Athlone Industries, Inc., Formica Corporation, and Butler International, Inc., all of which were mid-sized companies listed on the New York Stock Exchange. Prior to 1981, Mr. Cademartori was an audit partner in Touche Ross & Co., an international accounting firm. Mr. Cademartori received his M.B.A. degree in Finance and International Business from Seton Hall University, and he is a certified public accountant. He serves on the Small Business Advisory Committee of the Financial Accounting Standards Board, and on the board of directors of Marotta Controls, Inc.

Management

NON-INDEPENDENT DIRECTORS

Christopher Lacovara

Mr. Lacovara has served on Kohlberg Capital’s Board since December 2006 and is also the Chairman of the Board, the Chairman of the Valuation Committee of the Board and a Vice President of the Company. Mr. Lacovara joined Kohlberg & Co. in 1988 and was named Principal in 1995 and co-managing partner in 2006. Kohlberg & Co. has invested approximately $2 billion of equity capital in nearly 100 middle market platform and add-on acquisitions with a combined transaction value of over $6 billion. From 1987 to 1988, he was an Associate in the Mergers and Acquisitions Department at Lazard Freres & Company. Prior to that he was a Financial Analyst in the Corporate Finance Department of Goldman, Sachs & Co. Mr. Lacovara received a A.B. in History from Harvard College, a B.E. in Engineering Sciences from Hofstra University and a Master of Science in Civil Engineering from Columbia University. Mr. Lacovara serves on the board of directors of a number of private companies as well as the Management Committee of Katonah Debt Advisors. Mr. Lacovara also serves on the board of directors of Katy Industries, Inc. and Stanadyne Corp.

Dayl W. Pearson, Director, President and CEO

Mr. Pearson has served as Kohlberg Capital’s President and Chief Executive Officer since December 2006 and has served on Kohlberg Capital’s Board since June 2008. Mr. Pearson has more than 30 years of banking and finance experience and has focused primarily on middle market credit intensive transactions, completing over $5 billion of financings over the past 15 years. From 1997 to 2006, he was a Managing Director at CIBC in the Leveraged Finance and Sponsor Coverage Group specializing in middle market debt transactions. Mr. Pearson was responsible for originating and executing more than $3 billion of transactions including senior loans, high-yield securities, mezzanine investments and equity co-investments. Prior to joining CIBC, Mr. Pearson was instrumental in developing the middle market leveraged finance business of IBJ Schroder from 1992 through 1997. In 1995, he became responsible for the entire $500 million leveraged finance portfolio and was involved in approving all new senior and mezzanine commitments. Previously, he was a senior lending officer in First Fidelity Bank’s middle market lending group primarily focused on restructurings, and prior to that Mr. Pearson invested in distressed securities. Mr. Pearson began his career at Chase Manhattan Bank after receiving a B.A. from Claremont Men’s College and an M.B.A. from the University of Chicago.

Samuel P. Frieder

Mr. Frieder has served on Kohlberg Capital’s Board since December 2006, serves on the Valuation Committee of the Board and is a Vice President of the Company. Mr. Frieder joined Kohlberg & Co. in 1989 and became a Principal in 1995 and co-managing partner in 2006. Kohlberg & Co. has invested approximately $2 billion of equity capital in nearly 100 middle market platform and add-on acquisitions with a combined transaction value of over $6 billion. From 1988 to 1989 he was a senior associate in the Capital Funding Group at Security Pacific Business Credit. Prior to that, he was a senior real estate analyst at Manufacturers Hanover Trust Company. Mr. Frieder received an A.B. from Harvard College. Mr. Frieder serves on the board of directors of a number of private companies as well as on the Management Committee of Katonah Debt Advisors. Mr. Frieder also serves on the board of directors of Katy Industries, Inc. and Stanadyne Corp.

EXECUTIVE OFFICERS

Michael I. Wirth, CFO, CCO, Secretary and Treasurer

Mr. Wirth has over 25 years of experience in the financial services sector and has managed over $2 billion in real estate debt and equity securities and advised or structured over $15 billion in structured real estate debt. Prior to joining the Company, from 2003 to 2006, Mr. Wirth was a co-founder, CFO

Management

and Executive Vice President of New York Mortgage Trust, a mortgage REIT that completed its initial public offering in 2004. Mr. Wirth served from 2002 to 2003 as CFO of Newcastle Investment Corp., a mortgage REIT. Mr. Wirth also served as a Senior Vice President of Fortress Investment Group, the external advisor of Newcastle, from 2002 to 2003. From 2000 to 2002, Mr. Wirth served as the Senior Vice President and CFO of Charter Municipal Mortgage Acceptance Company (now known as Centerline Holding Company), a multi-family residential finance company, American Mortgage Acceptance Company, a mortgage REIT, and Aegis Realty Inc., a retail property REIT. Mr. Wirth also served as a Senior Vice President of Related Capital Company, which externally managed each of the foregoing companies from 2000 to 2002. From 1997 to 2000, Mr. Wirth served as a Vice President at CGA Investment Management, a monoline insurer of structured debt and an investor in real estate and asset-backed securities. From 1983 to 1997, Mr. Wirth was a senior manager with Deloitte & Touche LLP and specialized in transaction, valuation and consulting services to the real estate and financial services industries. Mr. Wirth received a B.B.A. from Georgia State University and is a member of the American Institute of Certified Public Accountants.

R. Jon Corless, Chief Investment Officer

Mr. Corless joined Kohlberg Capital and Katonah Debt Advisors, Kohlberg Capital’s wholly-owned portfolio company, in 2006 as part of their middle market team. Mr. Corless has over 30 years of experience in high-yield and leveraged credits. Prior to joining the Company, Mr. Corless was a Credit Risk Manager for Trimaran Debt Advisors, a CLO manager. Prior to joining Trimaran Debt Advisors, Mr. Corless spent 15 years as a Senior Credit Risk Manager for CIBC with risk management responsibility for media and telecommunications, high-yield, middle market, and mezzanine loan portfolios. Before joining CIBC, Mr. Corless worked at Bank of America NA in Corporate Finance and at Bankers Trust Company. Mr. Corless received a B.A. from Wesleyan University.

E.A. Kratzman, Vice President; President of Katonah Debt Advisors

Mr. Kratzman has primary responsibility for the overall management and direction of the business activities of Katonah Debt Advisors, Kohlberg Capital’s wholly-owned portfolio company, since May 2005, and also serves as a Vice President of Kohlberg Capital. Mr. Kratzman oversees portfolio management, trading, structuring, analytics and operations at Katonah Debt Advisors and serves as chairman of the Company’s Investment Committee. Mr. Kratzman has over 30 years of leveraged finance experience. Mr. Kratzman has previously been at Rabobank International in New York where he was the Head of CLO Management. Prior to that he was employed at First Union’s Institutional Debt Management Group (IDM), where he was Head of Portfolio Management and one of three co-founders. Prior to IDM, Mr. Kratzman was with Societe Generale, New York and, prior to that, he was co-Head of the Asset Recovery Group at Deutsche Bank North America in New York. From 1985 to 1996, Mr. Kratzman was employed by Westpac Banking Corporation. From 1993 to 1996, Mr. Kratzman was Senior Vice President and Chief Credit Officer for the Americas Division. He holds a B.A. from Hobart College and an M.B.A. in finance from Rutgers University, and is a graduate of the Executive Management Program at J.L. Kellogg Graduate School of Management.

John M. Stack, Vice President; Managing Director of Katonah Debt Advisors

Mr. Stack has over 30 years of banking experience focusing on credit and is responsible for the oversight of the investment analysts and credit processes of Katonah Debt Advisors, Kohlberg Capital’s wholly-owned portfolio company, and also serves as a Vice President of Kohlberg Capital. Prior to joining Katonah Debt Advisors in 2005, Mr. Stack was a Managing Director at Societe Generale where he headed the U.S. Leverage Finance Group. This Group provided senior, mezzanine and high-yield financing for leverage buyouts across a broad spectrum of industries. Previously, Mr. Stack had been with the New York office of The First National Bank of Chicago, where at various times he headed the Media Team, the Leverage Finance Team, the regional credit analysis group, and a corporate banking team. Mr.

Management

Stack began his banking career with Citibank where he completed credit analysis, corporate banking, secured lending and distressed loan management assignments in New York and Puerto Rico. Mr. Stack is a graduate of Fordham College and did post-graduate business studies at New York University.

BOARD OF DIRECTORS

The number of directors constituting our Board of Directors is presently set at seven directors.

Our Board of Directors is divided into three classes. Class II holds office for a term expiring at the annual meeting of stockholders to be held in 2008, Class III holds office for a term expiring at the annual meeting of stockholders to be held in 2009, and Class I holds office for a term expiring at the annual meeting of stockholders to be held in 2010. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs. Frieder, Jacobi and Pastino’s current term expires in 2008, Messrs. Lacovara and Pearson’s current term expires in 2009 and Messrs. Stevens and Cademartori’s current term expires in 2010. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Committees of the Board of Directors

Audit Committee.  Our Board of Directors has established an Audit Committee. The Audit Committee is composed of Messrs. Pastino, Cademartori and Jacobi. As determined by the Board, each of the members of the Audit Committee is an independent director and satisfies the audit committee independence requirements of the Exchange Act and The Nasdaq Global Select Market listing standards. Mr. Pastino serves as Chairman of the Audit Committee. The Audit Committee’s functions include providing assistance to our Board of Directors in fulfilling its oversight responsibility relating to our financial statements and the financial reporting process, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accountant, our system of internal controls, the internal audit function, our code of ethics, retaining and, if appropriate, terminating the independent registered public accountant and approving audit and non-audit services to be performed by the independent registered public accountant. The Audit Committee’s Charter, as approved by our Board of Directors, can be found in the Corporate Governance section of the Company’s website at www.kohlbergcap.com. The Audit Committee has adopted a policy under which, to the extent required by law, all auditing services and all permitted non-audit services to be rendered by our independent registered public accountant are pre-approved. In fiscal year 2007, the Audit Committee held three meetings, and each of the meetings was attended by the full Audit Committee.

Valuation Committee.  Our Board of Directors has established a Valuation Committee. The Valuation Committee is composed of Messrs. Lacovara, Frieder and Stevens. Mr. Lacovara serves as chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full Board of Directors the fair value of debt and equity securities for which market quotations are not readily available. The Valuation Committee may utilize the services of an independent valuation firm in arriving at fair value of these securities. In fiscal 2007, Duff & Phelps, LLC, an independent valuation firm, provided third party valuation consulting services to our Board of Directors, which consisted of certain limited procedures that the Board identified and requested them to perform. Our Board of Directors is ultimately and solely responsible for determining the fair value of portfolio investments. The Valuation Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kohlbergcap.com. The Valuation Committee met four times during fiscal year 2007, and each of the meetings was attended by the full Valuation Committee.

Compensation Committee.  Our Board of Directors has established a Compensation Committee. The Compensation Committee is composed of Messrs. Cademartori and Stevens. As determined by the Board, each of the members of the Compensation Committee is an independent director and satisfies the

Management

independence requirements of The Nasdaq Global Select Market listing standards. Mr. Cademartori serves as chairman of the Compensation Committee. The Compensation Committee determines compensation for our executive officers, in addition to administering our Equity Incentive Plan, which is described below. Neither Mr. Cademartori nor Mr. Stevens is or was an officer or employee of the Company, nor does either of them have, or has either of them had, an “interlocking” or other relationship with the Company that would detract from his independence as a member of the Compensation Committee. The Compensation Committee Charter, as approved by our Board of Directors, can be found in the Corporate Governance section of the Company’s website at www.kohlbergcap.com. The Compensation Committee’s functions include examining the levels and methods of compensation employed by the Company with respect to the Chief Executive Officer and non-CEO officers, making recommendations to the Board with respect to non-CEO officer compensation, reviewing and approving the compensation package of the Chief Executive Officer, making recommendations to the Board with respect to incentive compensation plans and equity-based plans, reviewing management succession plans, making administrative and compensation decisions under equity compensation plans approved by the Board and making recommendations to the Board with respect to grants thereunder, administering cash bonuses, and implementing and administering the foregoing. In accordance with its Charter, the Compensation Committee may delegate its authority to a subcommittee.

Executive compensation

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Determination of executive compensation pre-initial public offering

Executive compensation arrangements entered into prior to the restructuring and completion of our initial public offering were negotiated with the respective executives, and were based on compensation for executives with comparable responsibilities at other similar lending or asset management businesses. Mr. Lacovara, who currently serves as the Chairman of our Board and had the primary responsibility for the formation and oversight of Katonah Debt Advisors, our wholly-owned portfolio company, prior to our acquisition of Katonah Debt Advisors, played a key role in setting up the pre-initial public offering executive compensation structure.

The employment agreements with our executives were approved by the Board of Managers of Kohlberg Capital, LLC, our predecessor, and separately by the independent managers of Kohlberg Capital, LLC. Following the conversion of Kohlberg Capital, LLC into the Company, our Board of Directors ratified all of the acts of the Board of Managers of Kohlberg Capital, LLC, established a Compensation Committee and vested the Compensation Committee with power over compensation matters, as further described in this section and in “Management — Board of Directors — Committees of the Board of Directors.”

Unless otherwise indicated, the discussion and analysis below relates to compensation of executive officers of both the Company and Katonah Debt Advisors.

Primary objectives

The primary objectives of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract, retain and motivate the best possible executive talent. The focus is to tie short- and long-term cash and equity incentives to achievement of measurable corporate and individual performance objectives and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee maintains compensation plans that tie a substantial portion of executives’ overall compensation to our operational performance. The structure of the executives’ base and incentive compensation is designed to encourage and reward the following:

➢	sourcing and pursuing attractively priced investment opportunities;
➢	participating in comprehensive due diligence with respect to our investments;
➢	ensuring the most effective allocation of capital; and
➢	working efficiently and developing relationships with other professionals.

Benchmarking of compensation

Management develops our compensation plans by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the middle market lending industry and in particular other publicly-traded, internally managed BDCs. We believe that the practices of this group of companies provide us with appropriate compensation benchmarks because these companies have similar organizational structures and tend to compete with us for executives and other employees. For benchmarking executive compensation, we typically review the compensation data we have collected from the complete group of companies, as well as a subset of the data from those companies that have a similar number of employees and a similar investment portfolio as us.

Pay-for-performance philosophy

Based on management’s analyses and recommendations, the Compensation Committee has approved a pay-for performance compensation philosophy, which is intended to bring base salaries and total

Executive compensation

executive compensation in line with approximately the fiftieth percentile of the companies with a similar number of employees represented in the compensation data we review. We work within the framework of this pay-for-performance philosophy to determine each component of an executive’s initial compensation package based on numerous factors, including:

➢	the individual’s particular background and circumstances, including training and prior relevant work experience;
➢	the individual’s role with us and the compensation paid to similar persons in the companies represented in the compensation data that we review;
➢	the demand for individuals with the individual’s specific expertise and experience at the time of hire;
➢	performance goals and other expectations for the position;
➢	comparison to other executives within the Company having similar levels of expertise and experience; and
➢	uniqueness of industry skills.

Setting and assessment of performance goals; role of CEO

The Compensation Committee has also implemented an annual performance management program, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for our as a whole and for each individual employee. Annual corporate goals are proposed by management and approved by our Board of Directors at the end of each calendar year for the following year. These corporate goals target the achievement of specific strategic, operational and financial milestones. Annual individual goals focus on contributions which facilitate the achievement of the corporate goals and are set during the first quarter of each calendar year. Individual goals are proposed by each employee and approved by his or her direct supervisor. The CEO’s goals are approved by the Compensation Committee. Annual salary increases, annual bonuses and annual stock option awards granted to our employees are tied to the achievement of these corporate and individual performance goals.

The performance goals for our CEO and other executive management are as follows:

➢	achievement or our dividend objectives (emphasizing both growth and stability);
➢	growth of our investment portfolio;
➢	maintenance of the credit quality and financial performance of our investment portfolio;
➢	development of our human resources; and
➢	development of our financial and information systems.

The performance goals for senior executives of Katonah Debt Advisors are as follows:

➢	increase in Katonah Debt Advisors’ assets under management and diversification of such assets;
➢	increase in revenue and income distributable by Katonah Debt Advisors to the Company;
➢	performance of fund assets managed by Katonah Debt Advisors, particularly with respect to credit quality; and
➢	development of Katonah Debt Advisors’ human resources.

We believe that the current performance goals are realistic “stretch” goals that should be reasonably attainable by management.

Executive compensation

During the first calendar quarter, we evaluate individual and corporate performance against the written goals for the recently completed year. Consistent with our compensation philosophy, each employee’s evaluation begins with a written self-assessment, which is submitted to the employee’s supervisor. The supervisor then prepares a written evaluation based on the employee’s self-assessment, the supervisor’s own evaluation of the employee’s performance and input from others within the Company. This process leads to a recommendation for annual employee salary increases, annual stock option awards and bonuses, if any, which is then reviewed and approved by the Compensation Committee. Our executive officers, other than the CEO, submit their self-assessments to the CEO, who performs the individual evaluations and submits recommendations to the Compensation Committee for salary increases, bonuses and stock option awards. In the case of the CEO, his individual performance evaluation is conducted by the Compensation Committee, which determines his compensation changes and awards. For all employees, including our executive officers, annual base salary increases, annual stock option awards and annual bonuses, to the extent granted, are implemented during the first calendar quarter of the year.

Compensation components

Our compensation package consists of the following components, each of which we deem instrumental in motivating and retaining our executives:

Base salary

Base salaries for our executives are established based on the scope of their responsibilities and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data we review for similar positions and the overall market demand for such executives at the time of hire. As with total executive compensation, we believe that executive base salaries should generally target the fiftieth percentile of the range of salaries for executives in similar positions and with similar responsibilities in the companies of similar size to us represented in the compensation data we review. An executive’s base salary is also evaluated together with other components of the executive’s compensation to ensure that the executive’s total compensation is in line with our overall compensation philosophy.

Base salaries are reviewed annually as part of our performance management program and increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. We also realign base salaries with market levels for the same positions in companies of similar size to us represented in the compensation data we review if necessary and if we identify significant market changes in our data analysis. Additionally, we adjust base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.

Annual bonus

Our compensation program includes eligibility for an annual performance-based cash bonus in the case of all executives and certain senior, non-executive employees. The amount of the cash bonus depends on the level of achievement of the stated corporate and individual performance goals. As set forth in their employment agreements, Messrs. Pearson and Corless are currently eligible for annual performance- based cash bonuses of up to $450,000 and $250,000, respectively; Mr. Wirth is currently eligible for an annual performance-based cash bonus of no less than $300,000; and Mr. Kratzman was eligible in 2007 for annual performance-based cash bonus from Katonah Debt Advisors of no less than $500,000 and no more than $1,000,000; and Mr. Stack is eligible for target annual performance-based cash bonus from Katonah Debt Advisors of $175,000. The amounts of the annual cash bonuses paid to Messrs. Pearson, Wirth and Corless are determined by the Compensation Committee of our Board of Directors. The amount of the annual cash bonuses paid to Messrs. Kratzman and Stack is determined by the Management Committee of Katonah Debt Advisors. In each case, the annual bonus award will be based

Executive compensation

on the individual performance of each of Messrs. Pearson, Wirth, Corless, Kratzman and Stack and on the performance of the Company against goals established annually by our Board of Directors, in the case of Messrs. Pearson, Wirth and Corless, and by the Management Committee of Katonah Debt Advisors, in the case of Messrs. Kratzman and Stack, after consultation with the individual. All bonuses are subject to an annual increase, solely at the discretion of our Board of Directors, and in its discretion, the Compensation Committee may award bonus payments to our executives above or below the amounts specified in their respective employment agreements.

Long-term incentives

We believe that long-term performance is achieved through an ownership culture that encourages long-term participation by our executive officers in equity-based awards. Our Equity Incentive Plan allows the granting to executive officers of stock options, restricted stock and other equity-based awards. We typically make an initial equity award of stock options to certain new senior level employees and annual stock option grants as part of our overall compensation program. All grants of awards pursuant to our Equity Incentive Plan are approved by our Board of Directors. Our Equity Incentive Plan has been designed to allow, but not require, the grant of awards that qualify under an exception to the deduction limit of Section 162(m) of the Code for “performance-based compensation.”

Initial stock option awards.  Executives who join us are awarded initial stock option grants. These grants have an exercise price equal to the fair market value of our common stock on the grant date and a vesting schedule as determined by our Board of Directors. The amount of the initial stock option award is determined based on the executive’s position with us and an analysis of the competitive practices of companies similar in size to us represented in the compensation data that we review. The initial stock option awards are intended to provide the executive with an incentive to build value in the organization over an extended period of time. The amount of the initial stock option award is also reviewed in light of the executive’s base salary and other compensation to ensure that the executive’s total compensation is in line with our overall compensation philosophy. The grant date for stock option awards to existing employees is the later of the date that our Board of Directors approved the option grant or the date that we and the employee have reached a mutual understanding as to the amount and terms of such option grant. For prospective employees, the grant date is the date upon which we and the employee have reached an agreement regarding the terms of employment and the terms of the options granted by our Board of Directors, and the employment has commenced (thus such date is typically the first day of employment). All of the grant dates are approved by the Compensation Committee.

Annual stock option awards.  Our practice is to make annual stock option awards as part of our overall performance management program (in fiscal 2007, however, no such award was made to the executive officers named in the Summary Compensation Table, with the exception of Mr. Stack). The Compensation Committee believes that stock options provide management with a strong link to long-term corporate performance and the creation of stockholder value. We intend that the annual aggregate value of these awards be set near competitive median levels for companies represented in the compensation data we review. As is the case when the amounts of base salary and initial equity awards are determined, a review of all components of the executive’s compensation is conducted when determining annual equity awards to ensure that an executive’s total compensation conforms to our overall philosophy and objectives. A pool of options is reserved for executives and other officers based on setting a target grant level for each employee category, with the higher ranked employees being eligible for a higher target grant. The Compensation Committee meets in the fourth quarter of each year to evaluate, review and recommend for our Board of Directors’ approval the annual stock option award design, level of award and prospective grant date of such award for each named executive officer and the CEO. For promotions or new hires, the Compensation Committee approves the award in advance of the grant date, and the stock option grant is awarded on the determined date at the Company’s closing

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market price per share. We use a Binary Option Pricing Model (American, call option) valuation model to establish the expected value of all stock option grants.

Restricted Stock.  If our stockholders approve the amendment and restatement of our Equity Incentive Plan to allow for the issuance of restricted stock awards, we will be permitted to issue restricted stock on such terms and conditions as our Board of Directors deems appropriate. Our Board of Directors will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Such grants of restricted stock shall not be transferable other than by will or by the laws of descent and distribution. Any shares of restricted stock for which forfeiture restrictions have not lapsed at the point at which the participant terminates his employment will terminate immediately and such shares will be returned to us and will be available for future awards under our Equity Incentive Plan.

Other compensation

We and Katonah Debt Advisors maintain broad-based benefits and perquisites that are provided to all employees, including health, life and disability insurance and a 401(k) plan. We and Katonah Debt Advisors participate in a defined contribution plan for their executive officers and employees. In particular circumstances, we also utilize cash signing bonuses when certain executives and senior non-executives join us. Such cash signing bonuses typically either vest during a period of less than a year or are repayable in full to us if the employee recipient voluntarily terminates employment with us prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof are determined on a case-by-case basis under the specific hiring circumstances. For example, we will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses and/or to create an additional incentive for an executive to join us in a position where there is high market demand.

Termination-based compensation

Severance.  If terminated without cause, each of Messrs. Pearson, Wirth, Corless, Kratzman and Stack is entitled to receive his base salary and to have his health insurance premiums paid for the remaining term of his employment agreement, in case of Messrs. Pearson, Wirth, Corless and Kratzman, or for a period of not less than six months, in the case of Mr. Stack. The initial terms of the employment agreements with Messrs. Pearson, Wirth and Corless expire on December 31, 2008 and the initial term of the employment agreement with Mr. Kratzman was set to expire on December 31, 2009. Upon their expiration, the agreements with Messrs. Pearson, Wirth, Corless and Kratzman automatically renew for successive one year periods unless terminated in writing by either party upon thirty days’ written notice. In determining whether to approve the terms of such severance arrangements, our Board of Directors, in the case of Messrs. Pearson, Wirth and Corless, and the Management Committee of Katonah Debt Advisors, in the case of Messrs. Kratzman and Stack, took into account that the employment agreements contain non-competition covenants that would be binding on the executives following their termination.

Acceleration of vesting of equity-based awards.  In general, all unvested options held by an employee are forfeited immediately upon that employee’s termination, whether or not for cause. Under our Equity Incentive Plan, however, our Board of Directors may, if it so chooses, provide in the case of any award for post-termination exercise provisions, including a provision that accelerates all or a portion of any award, but in no event may any award be exercised after its expiration date.

Actions taken after year-end or effective after year-end

At its December 14, 2007 meeting and upon the Compensation Committee’s recommendation, our Board of Directors approved increases in the base salaries of some of the executive officers named in the Summary Compensation Table effective January 1, 2008, as follows: Mr. Pearson — 2008 base salary of $350,000 ($300,000 in 2007); Mr. Wirth — 2008 base salary of $325,000 ($300,000 in 2007); Mr.

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Kratzman — 2008 base salary of $350,000 ($300,000 in 2007); and Mr. Corless — 2008 base salary of $250,000 ($200,000 in 2007). No change was made to Mr. Stack’s base salary.

Effective January 1, 2008, the employment agreements between Mr. Kratzman and the Company and Katonah Debt Advisors, respectively, were amended as described under “— Employment Agreements — Employment Agreements with E.A. Kratzman and John M. Stack” and “Potential Payments Upon Termination or Change of Control — Termination of Employment and Change of Control Arrangements — Termination of Employment Provisions in Employment Agreements” below.

On June 13, 2008, our stockholders approved the Amended and Restated 2006 Equity Incentive Plan and the 2008 Non-Employee Director Plan. The Amended and Restated 2006 Equity Incentive Plan increases the maximum number of shares of our common stock authorized for issuance thereunder from 1,500,000 to 2,000,000 shares and includes provisions allowing for the issuance of restricted stock to officers and employees. The 2008 Non-Employee Director Plan authorizes the issuance of non-qualified stock options to non-employee directors to purchase up to 75,000 shares of common stock.

In addition, on June 13, 2008 the following actions were taken by our Board of Directors:

➢	In accordance with the terms of Mr. Kratzman’s employment agreement, our Board of Directors approved the grant to Mr. Kratzman of a restricted stock award for 41,771 shares, with such restricted stock award vesting 50% on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date;
➢	The Board approved the grant to Messrs. Pearson and Wirth of restricted stock awards for 41,771 and 16,708 shares, respectively, with such restricted stock awards vesting 50% on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date;
➢	The Board approved $100,000 annual cash compensation for Mr. Lacovara as compensation for his duties as Chairman of the Board; and
➢	The Board approved an increase in Mr. Pearson’s base salary to $400,000 and an increase in Mr. Pearson’s target performance-based cash bonus to $500,000, with such increases effective July 1, 2008.

On July 1, 2008, Messrs. Pearson, Wirth, Corless, Kratzman, Stack, Lacovara and Frieder each entered into an option cancellation and restricted stock issuance agreement. Pursuant to these agreements, Messrs. Pearson, Wirth, Corless, Kratzman, Stack, Lacovara and Frieder agreed to cancel options to purchase 250,000, 150,000, 100,000, 150,000, 50,000, 250,000 and 5,000 shares of our common stock, respectively, in exchange for an award of 50,000, 30,000, 20,000, 30,000, 10,000, 50,000 and 1,000 shares of restricted stock, respectively, under our Equity Incentive Plan. The restricted stock awards for Messrs. Pearson, Wirth, Corless and Stack will vest in three equal installments on each of the first three anniversaries of the grant date. The restricted stock awards for Messrs. Lacovara and Frieder will vest in full on the first anniversary of the grant date. The restricted stock award for Mr. Kratzman will vest in two equal installments on each of the first two anniversaries of the grant date. The exchange ratio was determined by our Board of Directors and the Compensation Committee following receipt of shareholder approval on June 13, 2008 of the Amended and Restated 2006 Equity Incentive Plan.

Conclusion

The compensation policies of the Company and Katonah Debt Advisors are designed to motivate and retain their respective senior executive officers and to ultimately reward them for outstanding individual and corporate performance.

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SUMMARY COMPENSATION TABLE

The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2007 and December 31, 2006 to our President and CEO, our CFO and our three most highly compensated executive officers other than our President, CEO and CFO.

Name and principal position	Year(1)	Salary ($)		Bonus ($)		Option awards ($)(4)	Non-equity incentive plan compensation ($)(5)		All other compensation ($)(6)	Total ($)
Dayl W. Pearson President and Chief Executive Officer	2007	300,000	(11)	—		90,000	450,000		29,734	869,734
	2006	252,308(2)(7)		150,000	(3)	3,750	350,000		29,171	785,229

Michael I. Wirth Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	2007	300,000	(11)	—		54,000	375,000		29,734	758,734
	2006	46,700(2)(8)		150,000	(3)	2,250	—		—	198,950

E.A. Kratzman Vice President; President of Katonah Debt Advisors	2007	300,000(9)(11)		—		72,000	600,000	(9)	29,734	1,001,734
	2006	300,000(2)(9)		—		3,000	600,000	(9)	29,171	932,171

R. Jon Corless Chief Investment Officer	2007	200,000	(11)	—		36,000	250,000		29,734	515,734
	2006	166,026(2)(10)		—		1,500	200,000		20,697	388,223

John M. Stack Vice President; Managing Director of Katonah Debt Advisors	2007	212,500(9)(11)		—		21,667	200,000	(9)	29,734	463,901
	2006	189,183(2)(9)		—		—	175,000	(9)	29,171	393,354

(1)	We were organized in 2006 and, consequently, paid no compensation prior to 2006.
(2)	Represents actual cash salaries paid during 2006.
(3)	A $150,000 signing bonus was paid to Mr. Wirth to reimburse him, in part, for amounts forfeited upon termination of prior employment, and a $150,000 bonus was paid to Mr. Pearson as a specific performance reward for our initial public offering.
(4)	Amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and 2006, respectively, of the grant date fair value of stock options granted in those years in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”). Grant date fair value is based on the Binary Option Pricing Model (American, call option) pricing model for use in valuing stock options. Assumptions used in the calculation of these amounts are shown in Note 10, Stock Options, to our audited consolidated financial statements included in our 2007 Annual Report on Form 10-K, filed with the SEC on March 14, 2008 and Note 9, Stock Options, to our audited consolidated financial statements included in our 2006 Annual Report on Form 10-K, filed with the SEC on March 29, 2007.
(5)	Annual performance-based cash bonus. As described in “— Compensation Discussion and Analysis — Compensation Components — Annual Bonus” above, the annual bonuses of the executive officers named in the Summary Compensation Table are derived based on the performance of the Company and the individual executive relative to pre-established objectives for the fiscal year. The threshold, target and/or maximum amounts for the fiscal year 2007 bonus opportunity of each executive officer named in the Summary Compensation Table are reported in the Grants of Plan-Based Awards in Fiscal Year 2007 table below.
(6)	Represents amounts received pursuant to the Katonah Debt Advisors Money Purchase Pension Plan (the “Pension Plan”) and the Katonah Debt Advisors Employee Savings and Profit Sharing Plan (the

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“Savings Plan”). Under the Pension Plan, Messrs. Pearson, Wirth, Kratzman, Corless and Stack received compensation of $25,268 each in 2007 and $24,771, $—, $24,771, $17,376 and $24,771, respectively, in 2006; and under the Savings Plan, these individuals received compensation of $4,466 each in 2007 and $4,400, $—, $4,400, $3,321 and $4,400, respectively, in 2006. The Pension Plan and the Savings Plan are defined benefit plans, and the Company matches an individual’s contribution up to a pre-set amount according to a specific formula.
(7)	Mr. Pearson’s annual base salary was $300,000. The amount paid in 2006 was pro rated based on Mr. Pearson’s effective hire date of March 6, 2006.
(8)	Mr. Wirth’s annual base salary was $300,000. The amount paid in 2006 was pro rated based on Mr. Wirth effective hire date of November 6, 2006.
(9)	Messrs. Kratzman and Stack receive their salary and performance-based bonus from Katonah Debt Advisors.
(10)	Mr. Corless’ annual base salary was $200,000. The amount paid in 2006 was pro rated based on Mr. Corless’ effective hire date of March 6, 2006.
(11)	Represents actual cash salaries paid during 2007.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2007

The following table shows information regarding grants of plan-based cash and equity awards during the fiscal year ended December 31, 2007 held by the executive officers named in the Summary Compensation Table.

Name	Grant date		Estimated possible payouts under non-equity incentive plan awards(1)			All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)		Grant date fair value of option awards
			Threshold ($)	Target ($)	Maximum ($)
Dayl W. Pearson	—		—	450,000	450,000	—	—		—
Michael I. Wirth	—		300,000	375,000	—	—	—		—
E.A. Kratzman	—		500,000	600,000	1,000,000	—	—		—
R. Jon Corless	—		—	250,000	250,000	—	—		—
John M. Stack	01/19/07	(2)	—	175,000	—	50,000	16.36	(3)	90,500

(1)	The actual bonus awards earned with respect to 2007 and paid out in 2008 are reported under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above. Messrs. Kratzman and Stack receive their annual performance-based bonus from Katonah Debt Advisors.
(2)	The options granted to Mr. Stack vest in four equal annual installments beginning on January 19, 2008, the first anniversary of the option grant date. There are no additional criteria (performance-based or otherwise) that would have to be met as a condition to vesting.
(3)	The closing price of the Company’s common stock on the date of grant.

The terms of compensation of each executive officer named in the Summary Compensation table are derived from employment agreements, as well as from annual performance reviews conducted by the Compensation Committee, in the case of Mr. Pearson, and by Mr. Pearson, in the case of the other executive officers named in the Summary Compensation Table. See “— Compensation Discussion and Analysis — Compensation Components — Annual Bonus” above for additional information. Annual base salary increases, annual stock option awards and cash bonuses, if any, for Mr. Pearson are determined by the Compensation Committee. Mr. Pearson recommends annual base salary increases, annual stock option awards and cash bonuses, if any, for the other executive officers named in the Summary Compensation Table, which are reviewed and approved by the Compensation Committee.

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Employment agreements

We have entered into employment agreements with Messrs. Pearson, Wirth, Corless and Kratzman. Each of Messrs. Pearson, Wirth and Corless receives his salary, bonus and benefits and received his initial grant of stock options pursuant to his employment agreement with us, and Mr. Kratzman received his initial grant of stock options pursuant to his employment agreement with the Company. Messrs. Kratzman and Stack receive their salary, bonus and benefits pursuant to employment agreements with Katonah Debt Advisors.

Employment agreements with Dayl W. Pearson, Michael I. Wirth and R. Jon Corless

Each of the employment agreements with Messrs. Pearson, Wirth and Corless provides for a term ending on December 31, 2008, and automatic, successive one-year renewal terms beginning on January 1 of each successive year unless either party to the employment agreement provides at least 30 days prior written notice of its decision not to extend the term of the employment agreement. Under their respective employment agreements, Messrs. Pearson, Wirth and Corless were entitled to receive an annual base salary of $300,000, $300,000 and $200,000, respectively, which amounts were increased to $350,000, $325,000 and $250,000, respectively, effective January 1, 2008 and Mr. Pearson’s annual base salary was further increased to $400,000 effective July 1, 2008. Messrs. Pearson and Corless are currently eligible for annual performance-based cash bonuses of up to $500,000 and $250,000, respectively, and Mr. Wirth is currently eligible for an annual performance-based cash bonus of no less than $300,000. Pursuant to their employment agreements, Messrs. Pearson, Wirth and Corless received one-time grants of options to purchase 250,000, 150,000 and 100,000 shares of our common stock, respectively. These options vest in four equal annual installments; the first installment vested on December 11, 2007, the first anniversary date of the pricing of our initial public offering. See “— Outstanding Equity Awards at 2007 Fiscal Year-End” below for further information regarding vesting. Each employment agreement also contains non-competition covenants and provisions governing termination, death and disability.

Employment agreements with E.A. Kratzman and John M. Stack

As amended effective January 1, 2008, Mr. Kratzman’s agreement with Katonah Debt Advisors provides for a term ending on December 31, 2010 and automatic, successive one-year renewal terms beginning on January 1 of each successive year unless previously terminated in writing by either party. Under the amended employment agreement, Mr. Kratzman is entitled to receive an annual base salary of $350,000, which will be automatically increased to $400,000 commencing July 1, 2008, and is eligible for an annual bonus from Katonah Debt Advisors of no less than $650,000 and no more than $1,000,000 (with a 2007 bonus of $600,000) based on achievement of the following performance objectives: increase in Katonah Debt Advisors’ assets under management and diversification of such assets; increase in revenue and income distributable by Katonah Debt Advisors to the Company; performance of fund assets managed by Katonah Debt Advisors, particularly with respect to credit quality; and development of Katonah Debt Advisors’ human resources. In addition, Mr. Kratzman is entitled to receive a one-time bonus of $250,000 upon completion by the Company of at least two of the CLO Funds contemplated pursuant to the Bear Stearns commitment letter dated October 12, 2007 or upon completion of a credit opportunities fund. The agreement also contains non-competition covenants and provisions governing termination, death and disability.

As amended effective January 1, 2008, Mr. Kratzman’s agreement with Kohlberg Capital provides for an indefinite term ending upon Mr. Kratzman’s resignation, death or removal with or without cause. Pursuant to his employment agreement with the Company, Mr. Kratzman is to receive, subject to shareholder approval of the applicable equity incentive plan, an annual grant of shares of the Company’s restricted common stock having a value of $500,000. Such restricted shares will vest 50% on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date and will be subject to

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the terms set out in a restricted stock award agreement between Mr. Kratzman and the Company. The agreement also contains provisions regarding non-competition covenants.

Mr. Stack’s agreement with Katonah Debt Advisors provides for an indefinite term ending upon Mr. Stack’s resignation, death or removal with or without cause. Under his employment agreement, Mr. Stack is entitled to receive an annual base salary of $175,000 and a target annual performance-based bonus from Katonah Debt Advisors of $175,000. His employment agreement also contains non-competition covenants and provisions governing termination, death and disability.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

The following table shows grants of stock options and grants of unvested stock awards outstanding on December 31, 2007, the last day of our fiscal year, to each of the executive officers named in the Summary Compensation Table.

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Dayl W. Pearson	62,500	187,500(1)	15.00(4)	12/11/16
Michael I. Wirth	37,500	112,500(1)	15.00(4)	12/11/16
E.A. Kratzman	50,000	100,000(2)	15.00(4)	12/11/16
R. Jon Corless	25,000	75,000(1)	15.00(4)	12/11/16
John M. Stack	—	50,000(3)	16.36(5)	01/19/17

(1)	The remaining unvested options granted to Messrs. Pearson, Wirth and Corless vest in three equal annual installments beginning on December 11, 2008, the second anniversary date of the date of pricing of our initial public offering. There are no additional criteria (performance-based or otherwise) that would have to be met as a condition to vesting.
(2)	The remaining unvested options granted to Mr. Kratzman vests in two equal annual installments beginning on December 11, 2008, the second anniversary date of the date of pricing of our initial public offering. There are no additional criteria (performance-based or otherwise) that would have to be met as a condition to vesting.
(3)	The options granted to Mr. Stack vest in four equal annual installments beginning on January 19, 2008, the first anniversary of the option grant date. There are no additional criteria (performance-based or otherwise) that would have to be met as a condition to vesting.
(4)	The initial public offering price of our common stock.
(5)	The closing price of our common stock on the date of grant.

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2007

There were no exercises of stock options held by the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2007. In fiscal year 2007, the executive officers named in the Summary Compensation Table did not hold any shares of our stock that would be subject to vesting.

PENSION BENEFITS

We do not have any benefit plans, other than qualified defined contribution plans or nonqualified defined contribution plans.

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NONQUALIFIED DEFERRED COMPENSATION

We do not have any defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax-qualified.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Termination of employment and change of control arrangements

Change of control arrangements in the Company’s 2006 Equity Incentive Plan

Under our Equity Incentive Plan, in the event of a Covered Transaction (as defined below), all outstanding, unexercised options and other awards granted under our Equity Incentive Plan will terminate and cease to be exercisable, and all other awards to the extent not fully vested (including awards subject to conditions not yet satisfied or determined) will be forfeited, provided that our Board of Directors may in its sole discretion on or prior to the effective date of the Covered Transaction take any (or any combination of) the following actions, as to some or all outstanding awards:

➢	make any outstanding option exercisable in full;
➢	remove any performance or other conditions or restrictions on any award;
➢	in the event of a Covered Transaction under the terms of which holders of the shares of the Company will receive upon consummation thereof a payment for each such share surrendered in the Covered Transaction (whether cash, non-cash or a combination of the foregoing), make or provide for a payment (with respect to some or all of the awards) to the participant equal in the case of each affected award to the difference between (A) the fair market value of a share of common stock times the numbers of shares subject to such outstanding award (to the extent then exercisable at prices not in excess of the fair market value) and (B) the aggregate exercise price of all shares subject to such outstanding award, in each case on such payment terms (which need not be the same as the terms of payment to holders of shares) and other terms, and subject to such conditions, as our Board of Directors determines; and
➢	with respect to an outstanding award held by a participant who, following the Covered Transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the Covered Transaction or any affiliate of such an entity, at or prior to the effective time of the Covered Transaction, in its sole discretion and in lieu of the action described in the three preceding bullets, arrange to have such surviving or acquiring entity or affiliate assume any award held by such participant outstanding hereunder or grant a replacement award which, in the judgment of our Board of Directors is substantially equivalent to any award being replaced.

Under our Equity Incentive Plan, a “Covered Transaction” is a (i) sale of shares of our common stock, consolidation, merger, or similar transaction or series of related transactions in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of our then outstanding shares of common stock by a single person or entity or by a group of persons and/or entities acting in concert; (ii) a sale or transfer of all or substantially all of our assets; or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by our Board of Directors), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

We are proposing to amend and restate the Equity Incentive Plan at our 2008 annual meeting of stockholders.

Termination of employment provisions in the company’s 2006 equity incentive plan

Unless our Board of Directors expressly provides otherwise, immediately upon the cessation of employment or services of a participant in our Equity Incentive Plan, all awards to the extent not already vested terminate and all awards requiring exercise cease to be exercisable and terminate, except that:

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➢	When a participant’s employment or services are ceased for Cause (as defined below), all options, vested and unvested, immediately terminate;
➢	For vested options held by a participant immediately prior to his or her death, to the extent then exercisable, the options remain exercisable for the lesser of a period of 180 days following the participant’s death or the period ending on the latest date on which those options could have been exercised had there been no cessation of employment or services; and
➢	In all other cases, all vested options held by the participant immediately prior to the cessation of his or her employment, to the extent then exercisable, remain exercisable for the lesser of a period of 90 days or the period ending on the latest date on which that option could have been exercised had there been no cessation of employment or services.

Under our Equity Incentive Plan, “Cause” has the same meaning as provided in the employment agreement between the participant and the Company or its affiliate, provided that if the participant is not a party to any such agreement, “Cause” means (i) the participant’s chronic alcoholism or drug addiction; (ii) fraud, embezzlement, theft, dishonesty, or any deliberate misappropriation of any material amount of money or other assets or property of the Company or any of its affiliates by the participant; (iii) willful failure to perform, or gross negligence in the performance of, the participant’s duties and responsibilities to the Company and its affiliates; (iv) the participant’s material breach of any agreement between the participant and the Company or its affiliates, except where the breach is caused by incapacity or disability of the participant; (v) a charge, indictment or conviction of, or plea of nolo contendere by, the participant to a felony or other crime involving moral turpitude; (vi) the participant’s material breach of his fiduciary duties as an officer, trustee or director of the Company or any of its affiliates; (vii) the participant’s willful refusal or failure to carry out a lawful and reasonable written directive of our Board of Directors or its designee, which failure or refusal does not cease within 15 days after written notice of such failure is given to the participant by the Company; or (viii) the participant’s willful misconduct which has, or could be reasonably expected to have, a material adverse effect upon the business, interests or reputation of the Company or any of its affiliates.

Our Board of Directors may provide in the case of any award for post-termination exercise provisions different from those set forth above, including, without limitation, terms allowing a later exercise by a former employee (or, in the case of a former employee who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the latest date on which it could have been exercised had there been no cessation of employment or services.

We are proposing to amend and restate the Equity Incentive Plan at our 2008 annual meeting of stockholders.

Termination of employment provisions in employment agreements

Each of the executive officers named in the Summary Compensation Table has an employment agreement pursuant to which we, in the case of Messrs. Pearson, Wirth and Corless, or Katonah Debt Advisors, in the case of Messrs. Kratzman and Stack, must make payments and provide certain benefits upon termination of employment. If any of the executive officers named in the Summary Compensation Table is terminated other than for cause (as defined below) or, in the case of Mr. Kratzman, terminates his employment for good reason, such officer is entitled to the continued payment of his base salary and the employer portion of his health care premiums for the remainder of the term of his employment, in the case of Messrs. Pearson, Wirth, Corless or Kratzman, or for a period of no less than six months, in the case of Mr. Stack, plus (i) any accrued but unpaid base salary and bonus (no less than $650,000 in the case of Mr. Kratzman) and (ii) payment for any accrued and unused vacation time. Notwithstanding the

Executive compensation

above, if the Company, in the case of Messrs. Pearson, Wirth or Corless, or Katonah Debt Advisors, in the case of Mr. Kratzman, waives the non-competition provisions in the applicable employment agreement at any point after six months (one month in the case of Mr. Kratzman) from the date of termination, then the continued salary and benefits payments cease. All severance payments are conditioned on the execution of a signed release of claims in the form provided by the Company, in the case of Messrs. Pearson, Wirth and Corless, or by Katonah Debt Advisors, in the case of Messrs. Kratzman and Stack, and upon that release not being subsequently revoked.

In the event of death of any of the executive officers named in the Summary Compensation Table, any amounts owed to the decedent under the applicable employment agreement will be paid to the decedent’s estate or to his designated successor or assigns. In the event of a disability which renders the officer unable to continue to perform substantially all of his duties and responsibilities under his employment agreement, the officer is entitled to continued payment of his base salary and benefits for up to 12 weeks of disability during any period of 365 consecutive calendar days. If the officer is unable to return to work after 12 weeks of disability, the Company, in the case of Messrs. Pearson, Wirth or Corless, or Katonah Debt Advisors, in the case of Messrs. Kratzman or Stack, may terminate his employment.

For purposes of the employment agreements with the executive officers named in the Summary Compensation Table, “cause” means (i) a material failure to perform (other than by reason of disability), or material negligence in the performance of, duties and responsibilities to the Company or to any person or entities directly or indirectly controlling, controlled by or under common control with the Company, (ii) a material breach of the employment agreement or any other agreement with the Company or with any person or entities directly or indirectly controlling, controlled by or under common control with the Company or (iii) other conduct that could reasonably be anticipated to be harmful to the business, interests or reputation of the Company or of any person or entities directly or indirectly controlling, controlled by or under common control with the Company.

For purposes of Mr. Kratzman’s employment agreement with Katonah Debt Advisors, “good reason” means (i) material diminution in the nature or scope of Mr. Kratzman’s responsibilities, duties or authority or (ii) his being required to relocate to a principal place of employment outside of the New York metropolitan area; however, a change in reporting relationships resulting from the direct or indirect control of the Company by another entity and any diminution of the business of the Company or any of its affiliates or any sale or transfer of equity, property or other assets of the Company or any of its affiliates does not constitute good reason.

Executive compensation

The following table sets forth estimated payment obligations to each of the executive officers named in the Summary Compensation table, assuming a termination on December 31, 2007, the last business day of fiscal year 2007.

The information below constitutes forward-looking statements for purposes of the Private Litigation Securities Reform Act of 1995

Name	Termination by company without cause ($)	Termination by company for cause ($)	Change of control ($)	Voluntary termination ($)	Disability ($)	Death ($)
Dayl W. Pearson*
Severance Payment	700,000	—	—	—	—	—
Base Salary	—	—	—	—	80,769	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	450,000	—	—	450,000
Accrued and unused vacation time(1)	0-53,846	0-53,846	0-53,846	0-53,846	0-53,846	0-53,846
Insurance benefits(2)	17,797	—	—	—	8,214	—
Total:	717,797-771,643	0-53,846	450,000-503,846	0-53,846	88,983-142,829	530,769-584,615
Michael I. Wirth*
Severance Payment	650,000	—	—	—	—	—
Base Salary	—	—	—	—	75,000	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	375,000	—	—	375,000
Accrued and unused vacation time(1)	0-50,000	0-50,000	0-50,000	0-50,000	0-50,000	0-50,000
Insurance benefits(2)	17,376	—	—	—	8,020	—
Total:	667,376-717,376	0-50,000	375,000-425,000	0-50,000	83,020-133,020	375,000-425,000
E.A. Kratzman(3)*
Severance Payment	350,000	—	—	—	—	—
Base Salary	—	—	—	—	80,769	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	650,000-1,000,000	—	650,000-1,000,000	—	—	650,000-1,000,000
Accrued and unused vacation time(1)	0-53,846	0-53,846	0-53,846	0-53,846	0-53,846	0- 53,846
Insurance benefits(2)	35,654	—	—	—	8,228	—
Total:	1,035,654-1,439,501	0-53,846	650,000-1,053,846	0-53,846	88,997-142,843	650,000-1,053,846
R. Jon Corless*
Severance Payment	500,000	—	—	—	—	—
Base Salary	—	—	—	—	57,692	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	250,000	—	—	250,000
Accrued and unused vacation time(1)	0-38,462	0-38,462	0-38,462	0-38,462	0-38,462	0-38,462
Insurance benefits(2)	16,035	—	—	—	7,401	—
Total:	516,035-554,497	0-38,462	250,000-288,462	0-38,462	65,093-103,555	250,000-288,462
John M. Stack*
Severance Payment	112,500	—	—	—	—	—
Base Salary	—	—	—	—	51,923	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	200,000	—	—	200,000
Accrued and unused vacation time(1)	0-34,615	0-34,615	0-34,615	0-34,615	0-34,615	0-34,615
Insurance benefits(2)	10,841	—	—	—	5,424	—
Total:	123,341-157,957	0-34,615	200,000-234,615	0-34,615	57,347-91,962	200,000-234,615

(footnotes on following page)

Executive compensation

*	Reflects changes to the executive officer’s compensation and benefits effective January 1, 2008.
(1)	Accrued and unused vacation time is a range of minimum and maximum amounts payable, depending on the amount of vacation time used at the time of termination.
(2)	Insurance benefits are based on the December 2007 monthly payment for health and dental coverage.
(3)	Effective January 1, 2008, Mr. Kratzman employment agreements with the Company and Katonah Debt Advisors, respectively, were amended as described under “— Employment Agreements — Employment Agreements with E.A. Kratzman and John M. Stack” and “— Termination of Employment Provisions in Employment Agreements” above. As the table assumes a termination on December 31, 2007, it reflects estimated payment obligations to Mr. Kratzman as of December 31, 2007 and does not give effect to the amendments.

DIRECTOR COMPENSATION IN FISCAL YEAR 2007

The following table sets forth a summary of the compensation earned by the Company’s directors in 2007:

Name	Fees earned or paid in cash ($)	Total ($)
Independent Directors
Gary Cademartori	41,500	41,500
C. Michael Jacobi	35,500	35,500
Albert G. Pastino	45,500	45,500
C. Turney Stevens	37,000	37,000
Non-Independent Directors(1)
Christopher Lacovara(2)	—	—
James A. Kohlberg(3)	—	—
Samuel P. Frieder	—	—

(1)	Messrs. Lacovara, Kohlberg and Frieder are not independent directors because they are officers of the Company.
(2)	On June 13, 2008 the Board of Directors approved $100,000 annual cash compensation for Mr. Lacovara as compensation for his duties as Chairman of the Board.
(3)	Mr. Kohlberg resigned from our Board of Directors and from all offices he held at Kohlberg Capital effective June 24, 2008.

Director compensation policy

As compensation for serving on our Board of Directors, each of the independent directors receives an annual fee of $25,000 and an additional $1,500 per meeting attended. Employee directors and non-independent directors do not receive compensation for serving on our Board of Directors, except that Mr. Lacovara receives $100,000 annual cash compensation for serving as Chairman of the Board. Independent directors who serve on Board committees receive cash compensation in addition to the compensation they receive for service on our Board of Directors. The chairperson of our Audit Committee receives an additional $10,000 per year, the chairperson of each other committee of our Board of Directors receives an additional $5,000 per year and all committee members receive an additional $500 for each committee meeting they attend. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors.

Executive compensation

We are proposing to adopt a 2008 Non-Employee Director Plan at our 2008 annual meeting of stockholders to, among other things, allow for the issuance to the independent directors of options to purchase our common stock as a portion of their compensation for service on the Board in accordance with the terms of exemptive relief granted by the SEC in April 2008.

EMPLOYEE BENEFIT PLANS

2006 equity incentive plan

Our Equity Incentive Plan was approved by the Board of Managers of Kohlberg Capital, LLC on November 27, 2006 and by the members of Kohlberg Capital, LLC on December 11, 2006, prior to the conversion of Kohlberg Capital, LLC into Kohlberg Capital Corporation. Under this plan, we may grant options to acquire shares and, to the extent permitted by exemptive or other relief that may be granted by the SEC or its staff, other share-based awards, including without limitation restricted shares and options to acquire restricted shares. There are 2,000,000 shares of common stock currently reserved for issuance under our Equity Incentive Plan, as amended and restated effective June 13, 2008. As of July 8, 2008 (after giving effect to the stock option cancellations and restricted stock issuances described under “— Compensation Discussion and Analysis — Actions Taken After Year-End or Effective After Year-End” above), no options had been exercised, 50,000 shares were subject to outstanding options, 350,250 shares of restricted stock were outstanding and 1,599,750 shares were available for future grants under our Equity Incentive Plan.

In accordance with the terms of our Equity Incentive Plan, our Board of Directors has authorized the Compensation Committee to administer our Equity Incentive Plan, but has retained the authority to make grants. In accordance with the provisions of our Equity Incentive Plan, the Compensation Committee will determine the terms of options and other awards, including:

➢	the determination of which employees and directors will be granted options and other awards;
➢	the number of shares subject to options and other awards;
➢	the exercise price of each option, which may not be less than fair market value (or, if no fair market value exists at the time of issuance, the current net asset value) of the shares subject to the award on the date of grant;
➢	the schedule upon which options become exercisable;
➢	the termination or cancellation provisions applicable to options;
➢	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and
➢	all other terms and conditions upon which each award may be granted in accordance with our Equity Incentive Plan.

No participant may receive awards for over 1,000,000 shares of common stock in any fiscal year.

In addition, our Board of Directors or any committee to which our Board of Directors delegates authority may, with the consent of any adversely affected plan participants and to the extent permitted by law, reprice or otherwise amend outstanding awards consistent with the terms of our Equity Incentive Plan. No share may be repriced other than in accordance with the 1940 Act and the applicable stockholder approval requirements of The Nasdaq Global Select Market.

Upon the occurrence of a Covered Transaction, our Board of Directors may take any one or more of the actions described above under “Executive Compensation — Potential Payments Upon Termination or Change of Control — Termination of Employment and Change of Control Arrangements — Change of Control Arrangements in the Company’s 2006 Equity Incentive Plan.”

Executive compensation

We are proposing to amend and restate the Equity Incentive Plan at our 2008 annual meeting of stockholders to, among other things, increase the number of shares of common stock reserved for issuance thereunder and to allow for the issuance of restricted stock awards in accordance with the terms of exemptive relief granted by the SEC in March 2008.

Equity compensation plan information

During the year ended December 31, 2007, we granted options to purchase 495,000 shares of common stock under the Equity Incentive Plan to our employees with a weighted average exercise price per share of $16.63, with a risk-free rate ranging between 4.6% to 5.3%, with volatility rates ranging between 20.5% to 22.4% and for which 25% of such options vest on each of the subsequent four grant date anniversaries and have a ten-year exercise period. During the year ended December 31, 2007, options to purchase 90,000 shares granted to employees were forfeited. As of December 31, 2007, options to purchase a total of 1,315,000 shares were outstanding and 305,000 shares were subject to exercisable options. The options have an estimated remaining contractual life of nine years and zero months.

During the year ended December 31, 2007, the weighted average grant date fair value per share for options granted during the period was $1.90. For the year ended December 31, 2007, the weighted average grant date fair value per share for options forfeited during the period was $1.81. The following table summarizes certain information regarding the Equity Incentive Plan as of December 31, 2007:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Security Holders(1)	1,315,000	$15.52	185,000
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	1,315,000	$15.52	185,000

(1)	The Company’s 2006 Equity Incentive Plan.

Certain relationships and related transactions

We have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has licensed to us, on a royalty free basis, the right to use the Kohlberg name. This agreement is terminable by Kohlberg & Co. at any time following the fifth anniversary of the date of the agreement and in specified other circumstances.

In addition, our License and Referral Agreement with Kohlberg & Co. provides that Kohlberg & Co. will notify us of equity investment opportunities that have been made available to Kohlberg & Co. but that Kohlberg & Co. has determined, in its sole discretion, are not appropriate for it or any investment fund managed by Kohlberg & Co. or any of its affiliates (generally as a result of the small size or non-control nature of the investment), prior to making such investment opportunity available to any third party.

In connection with our initial public offering we entered into a Transition Services Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. agreed to continue to provide us with accounting services, cash management and budgeting services, tax services, internal legal services, payroll administration and other human resource services and intellectual technology services for a period of up to six months from the date of our initial public offering (the “Transition Services Agreement”). In addition, under this agreement and during this period, Kohlberg & Co. agreed to continue the participation of our employees in Kohlberg & Co.’s medical, dental, retirement and other benefit plans until they can be transitioned to similar plans of the Company and to continue to maintain the participation of the Company in Kohlberg & Co.’s insurance programs until the Company has established its own insurance programs. The transition is complete, the Transition Services Agreement has expired by its terms and Kohlberg & Co. no longer receives any payment thereunder, except that we continue to indemnify Kohlberg & Co. for certain liabilities associated with the Transition Services Agreement.

Our portfolio company, Katonah Debt Advisors, has entered into an Assignment and Assumption Agreement with Katonah Capital pursuant to which it has assumed all of Katonah Capital’s rights and obligations under the lease agreement for our principal headquarters at 295 Madison Avenue, 6th Floor, New York, New York 10017. We have entered into an Overhead Allocation Agreement with Katonah Debt Advisors which provides for the sharing of the expenses under the lease agreement. In connection with this assignment and assumption of the lease, we issued a letter of credit to the lessor to replace a letter of credit previously issued by Kohlberg & Co. under the original lease.

Certain entities and affiliates of Kohlberg & Co. together own, in the aggregate, approximately 15% of our outstanding common stock.

Prior to our conversion to a Delaware corporation, the issuance of common stock in our initial public offering and our election to be regulated as a BDC, we completed the acquisition of 100% of the outstanding equity of Katonah Debt Advisors, as part of which we issued an aggregate of 2,226,333 common units to James A. Kohlberg and an entity affiliated with Kohlberg & Co. to acquire 100% of the outstanding limited liability company interests of Katonah Debt Advisors. We also acquired certain subordinated securities issued by CLO Funds managed by Katonah Debt Advisors and two other asset managers, as part of which we issued an aggregate of 1,258,000 common units to affiliates of Kohlberg & Co. to acquire subordinated securities and preferred stock securities issued by CLO Funds managed by Katonah Debt Advisors and two other asset managers.

We used the net proceeds of our initial public offering to acquire a portfolio of approximately $185 million in aggregate principal amount of senior secured loans that were originated during 2006 by Katonah Debt Advisors’ middle market lending group and are held by a special purpose vehicle organized by Katonah Debt Advisors. These loans were acquired by us for cash at their fair market value, as determined by our Board of Directors, which approximated the cost of acquisition by such special

Certain relationships and related transactions

purpose vehicle. The purchase of these loans was financed with a credit facility and the proceeds that we paid to the special purpose vehicle in order to acquire these loans were used by that entity to repay the credit facility.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

Under the 1940 Act, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. In addition, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

Control persons and principal stockholders

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of July 8, 2008, information with respect to the beneficial ownership of our common stock by:

➢	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
➢	each of our directors and each named executive officer; and
➢	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options that are currently exercisable or exercisable within 60 days of July 8, 2008 are deemed to be outstanding and beneficially owned by the person holding such options. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 21,234,482 shares of common stock outstanding as of July 8, 2008.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name and address	Number of shares	Percentage of class	Dollar range of equity securities(1)
Principal Stockholders:
Franklin Resources, Inc.(2) One Franklin Parkway, San Mateo, California 94403-1906	1,290,181	6.0%
Systematic Financial Management, L.P.(3) 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, New Jersey 07666	1,011,521	4.7%
T. Rowe Price Associates, Inc.(4) 100 E. Pratt Street, Baltimore, Maryland 21202	1,560,700	7.2%
James A. Kohlberg(5) 300 Alpine Road, Suite 100, Menlo Park, California 94028	2,082,927	9.6%
Directors and Executive Officers:
Independent Directors
C. Michael Jacobi	14,167	*	>$100,000
Albert G. Pastino	2,170	*	$10,001-$50,000
C. Turney Stevens	1,500	*	$10,001-$50,000
Gary Cademartori	1,997	*	$10,001-$50,000
Non-Independent Directors(6)
Christopher Lacovara(7)(8)	577,134	2.7%	>$100,000
Dayl W. Pearson(8)(9)	96,190	*	>$100,000
Samuel P. Frieder(7)(8)	493,134	2.3%	>$100,000
Executive Officers
E.A. Kratzman(8)	116,043	*	>$100,000
Michael I. Wirth(8)(10)	55,767	*	>$100,000
R. Jon Corless(8)	35,452	*	>$100,000
John M. Stack(8)	12,135	*	>$100,000
Directors and Executive Officers as a Group (11 persons)	1,405,689	6.5%	>$100,000

(footnotes on the following page)

Control persons and principal stockholders

* Less than 1%.

(1)	Pursuant to the applicable SEC rules, the dollar range of equity securities is given as of December 31, 2007.
(2)	The information regarding Franklin Resources, Inc. is based solely on information included in the Schedule 13G filed by Franklin Resources, Inc. with the SEC on January 31, 2008. Franklin Resources, Inc. reported that each of Charles B. Johnson and Rupert H. Johnson, Jr. owns in excess of 10% of its outstanding common stock and that Franklin Advisory Services, LLC, Franklin Advisers, Inc. and Franklin Templeton Portfolio Advisors, Inc. have the sole power to vote or to direct the vote of, and the sole power to dispose or to direct the disposition of, 515,000, 459,439 and 315,742 shares of our common stock, respectively.
(3)	The information regarding Systematic Financial Management, L.P. is based solely on information included in the Schedule 13G filed by Systematic Financial Management, L.P. with the SEC on February 15, 2008. Systematic Financial Management, L.P. indicated that it has sole dispositive power as to 1,011,521 shares of our common stock and has sole voting power as to 547,021 of those shares.
(4)	The information regarding T. Rowe Price Associates, Inc. is based solely on information included in Amendment No. 1 to Schedule 13G filed by T. Rowe Price Associates, Inc. with the SEC on February 13, 2008. T. Rowe Price Associates, Inc. indicated that it has sole dispositive power as to 1,560,700 shares of our common stock and has sole voting power as to 962,700 of those shares.
(5)	Includes 1,258,000 shares of common stock held by the KKAT Entities as follows: 300,000 shares of common stock held by KKAT Acquisition Company III, LLC, 210,000 shares of common stock held by KKAT Acquisition Company IV, LLC, 221,333 shares of common stock held by KKAT Acquisition Company V, LLC, 300,000 shares of common stock held by KKAT Acquisition Company VII, LLC and 226,667 shares of common stock held by KKAT Acquisition Company VIII, LLC, as to which Mr. Kohlberg has both voting and dispositive power. Mr. Kohlberg disclaims beneficial ownership of the shares held by KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and KKAT Acquisition Company VIII, LLC (collectively, the “KKAT Entities”), except to the extent of his pecuniary interest therein. Excludes shares of our common stock owned by KAT Associates, LLC. Mr. Kohlberg is a beneficiary under certain trusts that are members of KAT Associates, LLC and, as such, may have a pecuniary interest in a portion of such shares. Also includes 2,500 shares of common stock issuable pursuant to options granted to Mr. Kohlberg under our Equity Incentive Plan during his tenure as a member of our Board of Directors that are exercisable within 60 days of July 8, 2008.
(6)	Messrs. Lacovara, Pearson and Frieder are interested persons, as defined in section 2(a)(19) of the 1940 Act, because they are officers of the Company.
(7)	Excludes shares of common stock held by the KKAT Entities. Messrs. Lacovara and Frieder are members of the KKAT Entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT Entities. Messrs. Lacovara and Frieder disclaim beneficial ownership of the shares held by the KKAT Entities except to the extent of their respective pecuniary interests therein.
(8)	Includes 50,000, 91,771, 71,771, 46,708, 20,000, 10,000 and 1,000 shares of restricted stock granted under our Equity Incentive Plan to Messrs. Lacovara, Pearson, Kratzman, Wirth, Corless, Stack and Frieder, respectively. The shares of restricted stock granted to Messrs. Lacovara and Frieder will vest in full on the first anniversary of July 1, 2008, the grant date. The shares of restricted stock granted to Mr. Pearson will vest, with respect to 41,771 shares, in two equal installments on each of the third and fourth anniversaries of July 1, 2008, the grant date, and, with respect to 50,000 shares, in three equal installments on each of the first three anniversaries of such grant date. The shares of restricted stock granted to Mr. Kratzman will vest, with respect to 41,771 shares, in two equal installments on each of the third and fourth anniversaries of July 1, 2008, the grant date, and, with respect to 30,000 shares, in two equal installments on each of the first two anniversaries of such grant date. The shares of restricted stock granted to Mr. Wirth will vest, with respect to 16,708

Control persons and principal stockholders

shares, in two equal installments on each of the third and fourth anniversaries of July 1, 2008, the grant date, and, with respect to 30,000 shares, in three equal installments on each of the first three anniversaries of such grant date. The shares of restricted stock granted to Messrs. Corless and Stack will vest in three equal installments on each of the first three anniversaries of July 1, 2008, the grant date.
(9)	Includes 118 shares of common stock held by Mr. Pearson, as custodian, for his daughter under the UGMA, for which Mr. Pearson disclaims beneficial ownership. Excludes 118 shares of common stock held by Mr. Pearson’s son, for which Mr. Pearson disclaims beneficial ownership.
(10)	Includes 280 shares of common stock held by Mr. Wirth, as custodian for his son and daughter under the Uniform Gifts to Minors Act (the “UGMA”), and 876 shares of common stock held by Mr. Wirth’s wife, for which Mr. Wirth disclaims beneficial ownership.

Determination of net asset value

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of July 8, 2008, we did not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment. Preliminary valuation conclusions are then documented and discussed with our senior management. The Valuation Committee of our Board of Directors reviews these preliminary valuations and make recommendations to our Board of Directors. Where appropriate, the Valuation Committee may utilize an independent valuation firm selected by our Board of Directors. The Valuation Committee has selected an independent valuation firm to assist with the periodic valuation of our illiquid securities. Our Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the recommendations of the Valuation Committee.

Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined under our procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on our assets by other market participants, and the differences could be material.

There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we record unrealized appreciation if we believe that as a result our investment has appreciated in value, for example, because the underlying portfolio company has appreciated in value.

As a BDC, we invest primarily in illiquid securities, including loans to and warrants of private companies and interests in other illiquid securities, such as interests in the underlying CLO Funds. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity investments, each investment is valued using industry valuation benchmarks, and, where appropriate, such as valuing private warrants, the input value in our valuation model may be assigned a discount reflecting the illiquid nature of the investment and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering or subsequent loan or warrant sale occurs, the pricing indicated by the external event is considered in determining our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally are valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to limitations on our ability to sell the securities.

Determination of net asset value

Our investments in CLO Fund securities are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the investment. We determine the fair value of our investments in CLO Fund securities on an individual security-by-security basis. If we were to sell a group of CLO Fund securities in a pool in one or more transactions, the total value received for that pool may be different than the sum of the fair values of the individual investments in CLO Fund securities.

DETERMINATIONS IN CONNECTION WITH OFFERINGS

In connection with each primary offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors (or such committee) considers the following factors, among others, in making such determination:

➢	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;
➢	our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and
➢	the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

Dividend reinvestment plan

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

If your dividends are reinvested, you will be required to pay tax on the distributions in the same manner as if the distributions were received in cash. The taxation of dividends will not be affected by the form in which you receive them. See “Certain U.S. Federal Income Tax Considerations.”

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address set forth below or by calling the plan administrator at 1-866-668-8564.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to, and additional information about the plan may be obtained from, the plan administrator by mail at American Stock Transfer & Trust Company, Attn. Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, New York 10269-0560 or by telephone at 1-866-668-8564.

Regulation

The following discussion is a general summary of some of the material prohibitions and restrictions governing BDCs generally. It does not purport to be a complete description of all the laws and regulations affecting BDCs.

A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A BDC provides stockholders with the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing in emerging-growth or expansion-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of (i) 67% or more of such company’s shares present at a meeting or represented by proxy if more than 50% of the outstanding shares of such company are present or represented by proxy or (ii) more than 50% of the outstanding shares of such company.

QUALIFYING ASSETS

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless, at the time the acquisition is made, “qualifying assets” represent at least 70% of the company’s total assets. The principal categories of “qualifying assets” relevant to our business are the following:

➢	Securities of an “eligible portfolio company” purchased in transactions not involving any public offering. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)	satisfies any of the following:
(i)	does not have outstanding any class of securities with respect to which a broker or dealer may extend margin credit;
(ii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;
(iii)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;
(iv)	does not have any class of securities listed on a national securities exchange; or

Regulation

(v)	effective July 21, 2008, has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.
➢	Securities of any eligible portfolio company that we control;
➢	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization;
➢	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the conversion of warrants or rights relating to such securities;
➢	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment; and
➢	Under certain circumstances, securities of companies that were eligible portfolio companies at the time of the initial investment but that are not eligible portfolio companies at the time of the follow-on investment.

SIGNIFICANT MANAGERIAL ASSISTANCE

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, to count portfolio securities as “qualifying assets” for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

TEMPORARY INVESTMENTS

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that at least 70% of our assets are “qualifying assets.” Typically, we invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements that are treated, under applicable tax rules, as being issued by a single counterparty, we would not meet the diversification tests imposed on us by the Code to qualify for tax treatment as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements treated as issued, under applicable tax rules, by a single counterparty in excess of this limit. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Regulation

SENIOR SECURITIES; COVERAGE RATIO

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, with respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Risks Related to Our Business — The debt we incur could increase the risk of investing in our Company.”

LIMITATIONS ON ACQUISITION OF OUR SECURITIES

As a BDC, we are subject to certain limitations related to the ownership of our securities contained in the 1940 Act that prohibit any investment company (including investment companies exempt from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act), and any companies controlled by such company, from purchasing or otherwise acquiring, or any principal underwriter or broker or dealer from knowingly selling, any security issued by us if immediately after such a transaction they would own in the aggregate more than 3% of our total outstanding voting stock.

CODE OF ETHICS

We adopted and maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. You can obtain a copy of the code of ethics by any of the methods described under “Available Information.”

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although some non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, as is necessary to service stockholder accounts, such as to a transfer agent, or as otherwise permitted by law.

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

PROXY VOTING POLICIES AND PROCEDURES

Although most of the securities we hold are not voting securities, some of our investments may entitle us to vote proxies. We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we believe may have a negative impact on our portfolio securities, we may vote for such a proposal if we believe there exists a compelling long-term reason to do so.

Regulation

Our proxy voting decisions are made by our Investment Committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision making process disclose to our CCO any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal to reduce any attempted influence from interested parties.

OTHER

We will be periodically examined by the SEC for compliance with the 1940 Act.

We will not “concentrate” our investments, that is, invest 25% or more of our assets in any particular industry (determined at the time of investment).

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from indemnifying any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have a designated CCO who is responsible for administering these policies and procedures.

Certain U.S. federal income tax considerations

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, RICs, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

This summary does not discuss the consequences of an investment in our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

➢	a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test in Section 7701(b) of the Code;
➢	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
➢	a trust over the administration of which a court in the U.S. has primary supervision or over which U.S. persons have control; or
➢	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Certain U.S. federal income tax considerations

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2006. As a RIC, we generally will not have to pay corporate-level taxes on any income or gains that we distribute to our stockholders as dividends. To qualify for treatment as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “net investment company income,” which is generally the sum of our net investment income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

TAXATION AS A REGULATED INVESTMENT COMPANY

For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we generally will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to U.S. federal income tax at the regular corporate rates on any net ordinary income or capital gain not distributed (or deemed distributed) to our stockholders. As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain net taxable undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any net income realized, but not distributed, in the preceding year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). We currently intend to make sufficient distributions each taxable year and/or pay sufficient corporate income tax to avoid any excise tax liability, although we reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of an excise tax amount that we deem to be de minimis).

To qualify for tax treatment as a RIC for U.S. federal income tax purposes, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

➢	have in effect at all times during each taxable year an election to be regulated as a BDC under the 1940 Act;
➢	in each taxable year, derive at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (as defined by the Code) (all such income “Qualifying Income”); and
➢	diversify our holdings so that at the end of each quarter of the taxable year: (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We conduct the business of Katonah Debt Advisors through direct or indirect subsidiaries. Some of our subsidiaries are treated as corporations for U.S. federal income tax purposes. As a result, such subsidiaries will be subject to tax at regular corporate rates. We will recognize income from these

Certain U.S. federal income tax considerations

subsidiaries to the extent that we receive dividends and distributions that are a return of capital from these subsidiaries. Some of the wholly-owned subsidiaries may be treated as disregarded entities for U.S. federal income tax purposes. As a result, we may directly recognize fee income earned by these subsidiaries. Fee income that we recognize directly through entities that are treated as disregarded entities for U.S. federal tax purposes will generally not constitute Qualifying Income. We intend to monitor our recognition of fee income to ensure that at least 90% of our gross income in each taxable year is Qualifying Income.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders to satisfy the Annual Distribution Requirement, even though we will not have received an amount of cash that corresponds with the income accrued.

We could also be subject to a U.S. federal income tax (including interest charges) on distributions received from investments in passive foreign investment companies (“PFICs”) or on proceeds received from the disposition of shares in PFICs, which tax cannot be eliminated by making distributions to our stockholders. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. If we are in a position to treat and so treat such a PFIC as a “qualified electing fund” (“QEF”) we will be required to include our share of the company’s income and net capital gain annually, regardless of whether we receive any distribution from the company. Alternately, we may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though we had sold and repurchased our holdings in those PFICs on the last day of our taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for us to avoid taxation.

We may also invest in “controlled foreign corporations” (“CFCs”). A non-U.S. corporation will be a CFC if “U.S. Shareholders” (i.e., each U.S. investor that owns (directly or by attribution) 10% or more of the interests in the non-U.S. corporation (by vote)) own (directly or by attribution) more than 50% (by vote or value) of the outstanding interests of the non-U.S. corporation. If we are a U.S. Shareholder with respect to a CFC, we will be required each year to include in income our pro rata share of the corporation’s “Subpart F income” (as defined in the Code). Therefore, investments in CFCs may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for us to avoid taxation.

We are authorized to borrow funds and to sell assets to satisfy the Annual Distribution Requirement and to avoid any excise tax liability. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities; Coverage Ratio.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement and to avoid any excise tax liability may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements

Certain U.S. federal income tax considerations

relating to our tax treatment as a RIC, including the Diversification Tests. If we dispose of assets to meet the Annual Distribution Requirements and to avoid any excise tax liability, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. Our transactions in options, futures contracts, hedging transactions and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is not permitted to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses). If our expenses in a given year exceed investment company taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain (that is, the excess of net long-term capital gains over the net short-term capital losses). Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income over a period of several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the net income we actually earned during those years in the aggregate. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions. Assuming we qualify for tax treatment as a RIC, our corporate-level U.S. federal income tax should be substantially reduced or eliminated, and, as explained below in “— Taxation of U.S. Stockholders,” a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. Except as otherwise provided, the remainder of this discussion assumes that we qualify for tax treatment as a RIC and have satisfied the Annual Distribution Requirement.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY

If we were to fail to qualify for tax treatment as a RIC (including if our Board of Directors elected to temporarily or permanently revoke our RIC election), we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Such distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits and (if made during a taxable year beginning before January 1, 2011) provided certain holding period and other requirements were met, could potentially qualify for treatment as “qualified dividend income” in the hands of stockholders taxed as individuals eligible for the 15% maximum rate. Subject to certain limitations under the Code, corporate distributees may be eligible for the dividends received deduction with respect to our dividend distributions. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the

Certain U.S. federal income tax considerations

nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify for tax treatment as a RIC that are recognized within the subsequent ten years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

TAXATION OF U.S. STOCKHOLDERS

For U.S. federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. For taxable years beginning before January 1, 2011, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be designated by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund for the taxes we paid. For U.S. federal income tax purposes, the tax basis of shares owned by a stockholder generally will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the stockholder’s gross income and the tax deemed paid by the stockholder as described in this paragraph. To utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.” We may also make actual distributions to our stockholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

Certain U.S. federal income tax considerations

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. For taxable years beginning before January 1, 2011, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year ($1,500 for married individuals filing separately); any net capital losses of a non-corporate stockholder in excess of $3,000 ($1,500 for married individuals filing separately) generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Distributions are taxable to stockholders even if they are paid from income or gains earned by us before a stockholder’s investment (and thus were included in the price the stockholder paid). If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically, it may represent a return of his, her or its investment. Distributions are taxable whether stockholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A stockholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the shares issued to the stockholder (if we issue new shares), or (ii) the amount of cash allocated to the stockholder for the purchase of shares on its behalf (if we purchase shares on the open market). We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us

Certain U.S. federal income tax considerations

generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

We may be required to withhold U.S. federal income tax (“backup withholding”), currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Under Treasury regulations, if a stockholder recognizes a loss with respect to our shares of $2 million or more for an individual stockholder or $10 million for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether a taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock. In general, dividend distributions (other than certain distributions derived from net long-term capital gains, certain interest income and short term capital gains, as described below) paid by us to a non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains that, if paid to a non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their tax advisors.) For taxable years beginning prior to January 1, 2008, except as provided below, we generally will not be required to withhold any amounts with respect to certain distributions of (1) U.S.-source interest income that meets certain requirements, and (2) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly designate such distributions. We intend to make such designations. In respect of distributions described in clause (1) above, however, we will be required to withhold amounts with respect to distributions to a non-U.S. stockholder:

➢	that has not provided a satisfactory statement that the beneficial owner is not a U.S. person;
➢	to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;
➢	that is within certain foreign countries that have inadequate information exchange with the United States; or

Certain U.S. federal income tax considerations

➢	to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. stockholder and the non-U.S. stockholder is a “controlled foreign corporation” for U.S. federal income tax purposes.

Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. If we distribute our net capital gain in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Investment in the shares may not be appropriate for a non-U.S. stockholder. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Description of securities

This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities and warrants. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

Any of the securities described herein and in any prospectus supplement may be issued separately or as part of a unit consisting of two or more securities, which may or may not be separable from one another.

Description of our common stock

The following description is based on relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

COMMON STOCK

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 21,584,732 shares were outstanding as of July 8, 2008, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which none were outstanding as of July 8, 2008. Our common stock is traded on The Nasdaq Global Select Market under the symbol “KCAP.” A total of 2,000,000 shares of our common stock have been authorized for issuance under our Equity Incentive Plan. Under Delaware law, our stockholders are not personally liable for our debts or obligations solely based on their ownership of our common stock.

Set forth below is a chart describing the shares of our common stock outstanding as of July 8, 2008:

(1) Title of class	(2) Amount authorized	(3) Amount held by us or for our account	(4) Amount outstanding exclusive of amount under column (3)
Common Stock	100,000,000	—	21,234,482
Preferred Stock	5,000,000	—	—

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting, and those shares that have been issued are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Except to the extent required under the 1940 Act, shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of any series preferred stock that might be outstanding at that time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of common stock possess exclusive voting power except (i) as provided with respect to any other class or series of stock or (ii) as may be required by the 1940 Act if we fail to meet certain asset coverage requirements. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.

REGISTRATION RIGHTS

Prior to our initial public offering, we entered into a registration rights agreement with certain affiliates of Kohlberg & Co. who hold shares of our common stock. Pursuant to the registration rights agreement, we have agreed that, upon demand by the holders of a specified percentage of these shares, we will file a registration statement to cover resales of the shares of common stock held by the requesting stockholders. In addition, pursuant to the registration rights agreement, we have agreed to grant these holders piggyback registration rights to include the shares held by these holders in any registration statement that we file for newly issued shares of our common stock, subject to certain exceptions. All expenses incurred in connection with these registrations will be borne by us. Holders of approximately 3,404,333 shares of our common stock are entitled to have such shares included in any such registration statement.

Description of our common stock

We will use our best efforts to cause any such demand registration statement to be declared effective by the SEC on or prior to the 90th day following the filing of such registration statement with the SEC, subject to the exceptions provided for in the registration rights agreement.

The securities held by these holders will cease to be registrable securities and therefore we will not be required to include these securities in any such registration statement on the earlier of (i) the date on which such shares have been registered effectively pursuant to the Securities Act and, in the case of an underwritten offering, disposed of in accordance with the registration statement relating to it, (ii) the date on which such shares have been distributed to the public pursuant to Rule 144 under the Securities Act, (iii) the date on which such shares are sold to us or (iv) the date on which all registrable securities held by any such holder may be sold without restrictions (other than the expiration of the applicable time period) pursuant to Rule 144(b)(1) under the Securities Act.

The foregoing summary of certain provisions of the registration rights agreement may not include all of the provisions that are important to you and is subject to, and qualified in its entirety by reference to, the provisions of the registration rights agreement. Copies of the registration rights agreement are available as set forth under the heading “Available Information.”

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in our best interests or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith in the reasonable belief that the action was in the best interests of the Company or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise. We have entered into indemnification agreements with each of our directors and with each of our officers designated as officers for purposes of Section 16 of the Exchange Act.

Description of our common stock

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

DELAWARE LAW AND CERTAIN CERTIFICATE OF INCORPORATION AND BYLAW PROVISIONS; ANTI-TAKEOVER MEASURES

We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws provide that:

➢	the Board of Directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;
➢	directors may be removed only for cause by the affirmative vote of the holders of 75% of the shares of our capital stock entitled to vote; and
➢	subject to the requirements of the 1940 Act, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and bylaws also provide that:

➢	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and
➢	special meetings of the stockholders may only be called by our Board of Directors, chairman or CEO.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay, until the next stockholders’ meeting, stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s law generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation and bylaws, the affirmative vote of the holders of at least 75% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our bylaws. Moreover, our bylaws provide that generally, a majority of the shares of our capital stock issued and outstanding and

Description of our common stock

entitled to vote may amend our certificate of incorporation. However, the vote of at least 75% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, is required to amend or repeal any provision of the certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation, to approve a proposal to convert, whether by merger or otherwise, from a closed-end company to an open-end company or to approve a proposal to effect our liquidation or dissolution. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “continuing directors” is defined in our certificate of incorporation as our directors at the time of the completion of our initial public offering as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on our Board of Directors. The stockholder vote with respect to our certificate of incorporation or bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws by a majority vote.

Description of our preferred stock

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Our Board of Directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Set forth below is a chart describing our preferred stock as of July 8, 2008:

(1) Title of class	(2) Amount authorized	(3) Amount held by us or for our account	(4) Amount outstanding exclusive of amount under column (3)
Preferred Stock	5,000,000	—	—

Every issuance of preferred stock is required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are unpaid in an amount equal to two full years’ dividends, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.

For any series of preferred stock that we may issue, our Board of Directors will determine, and the prospectus supplement relating to such series will describe:

➢	the designation and number of shares of such series;
➢	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, which dividends are cumulative and not participating;
➢	any provisions relating to convertibility or exchangeability of the shares of such series;
➢	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
➢	the voting powers, if any, of the holders of shares of such series;
➢	any provisions relating to the redemption of the shares of such series;
➢	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
➢	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
➢	if applicable, a discussion of certain U.S. federal income tax considerations; and
➢	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

Description of our preferred stock

Shares of preferred stock must be issued in one or more series with such particular terms as may be fixed by our Board of Directors, provided that no series shall have preference or priority over any other series upon the distribution of our assets or in respect of payment of interest or dividends.

Description of our subscription rights

GENERAL

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

➢	the period of time the offering would remain open;
➢	the title of such subscription rights;
➢	the exercise price for such subscription rights (or method of calculation thereof);
➢	the ratio of the offering;
➢	the number of such subscription rights issued to each stockholder;
➢	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
➢	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
➢	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
➢	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
➢	any termination right we may have in connection with such subscription rights offering; and
➢	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

EXERCISE OF SUBSCRIPTION RIGHTS

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Description of our subscription rights

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of Kohlberg Capital and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities (which limit shall be 20% if the voting securities that would result from the exercise of all outstanding warrants, options and rights issued to our directors, officers and employees pursuant to certain of our executive compensation plans exceed 15% of our outstanding voting securities).

Description of our warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

➢	the title of such warrants;
➢	the aggregate number of such warrants;
➢	the price or prices at which such warrants will be issued;
➢	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
➢	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
➢	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
➢	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
➢	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
➢	whether such warrants will be issued in registered form or bearer form;
➢	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
➢	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
➢	information with respect to book-entry procedures, if any;
➢	the terms of the securities issuable upon exercise of the warrants;
➢	if applicable, a discussion of certain U.S. federal income tax considerations; and
➢	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

Description of our warrants

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (we are currently seeking such an approval pursuant to a proxy statement dated June 26, 2008 in connection with a special meeting of stockholders currently scheduled to be held on July 21, 2008) and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Kohlberg Capital and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities (which limit shall be 20% if the voting securities that would result from the exercise of all outstanding warrants, options and rights issued to our directors, officers and employees pursuant to certain of our executive compensation plans exceed 15% of the outstanding voting securities).

Description of our debt securities

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default.” Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. The form of the indenture has been filed with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

➢	the designation or title of the series of debt securities;
➢	the total principal amount of the series of debt securities;
➢	the percentage of the principal amount at which the series of debt securities will be offered;
➢	the date or dates on which principal will be payable;
➢	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
➢	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
➢	the terms for redemption, extension or early repayment, if any;
➢	the currencies in which the series of debt securities are issued and payable;
➢	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
➢	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
➢	the denominations in which the offered debt securities will be issued;
➢	the provision for any sinking fund;
➢	any restrictive covenants;
➢	any Events of Default (as defined in “Events of Default” below);

Description of our debt securities

➢	whether the series of debt securities are issuable in certificated form;
➢	any provisions for defeasance or covenant defeasance;
➢	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
➢	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
➢	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
➢	whether the debt securities are subject to subordination and the terms of such subordination;
➢	the listing, if any, on a securities exchange; and
➢	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Operation as a BDC — Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.”

GENERAL

We expect that any indenture will provide that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Description of our debt securities

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

CONVERSION AND EXCHANGE

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

ISSUANCE OF SECURITIES IN REGISTERED FORM

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-entry holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

Description of our debt securities

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street name holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special considerations for indirect holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

➢	how it handles securities payments and notices;
➢	whether it imposes fees or charges;
➢	how it would handle a request for the holders’ consent, if ever required;
➢	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
➢	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

Description of our debt securities

➢	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

GLOBAL SECURITIES

As noted above, we expect that we will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special considerations for global securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

➢	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
➢	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
➢	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
➢	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
➢	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security, and we and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security, nor do we or the trustee supervise the depositary in any way;
➢	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

Description of our debt securities

➢	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
➢	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, and your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
➢	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, and we do not monitor and are not responsible for the actions of any of those intermediaries.

Special situations when a global security will be terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “— Holders of Registered Debt Securities” above.

The special situations for termination of a global security are as follows:

➢	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary;
➢	if we notify the trustee that we wish to terminate that global security; or
➢	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived (we discuss defaults later under “— Events of Default”).

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

PAYMENT AND PAYING AGENTS

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, generally about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on global securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or

Description of our debt securities

its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Global Securities.”

Payments on certificated securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the City of New York, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when offices are closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

EVENTS OF DEFAULT

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

➢	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date, and do not cure this default within 5 days;
➢	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days of its due date;
➢	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
➢	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series);
➢	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

Description of our debt securities

➢	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default occurs

If an Event of Default has occurred and has not been cured or waived, the trustee or the holders of not less than 66.66% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if the default is cured or waived and certain other conditions are satisfied.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

➢	you must give the trustee written notice that an Event of Default has occurred and remains uncured;
➢	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
➢	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
➢	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Description of our debt securities

Waiver of default

The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities, in which case the default will be treated as if it had not occurred, other than:

➢	the payment of principal, any premium or interest; or
➢	in respect of a covenant that cannot be modified or amended without the consent of each holder.

MERGER OR CONSOLIDATION

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

➢	if we do not survive such transaction or we convey, transfer or lease our properties and assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
➢	immediately after giving effect to such transaction no default or Event of Default will exist;
➢	we must deliver certain certificates and documents to the trustee; and
➢	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

MODIFICATION OR WAIVER

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes requiring your approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

➢	change the stated maturity of the principal of or interest on a debt security;
➢	reduce any amounts due on a debt security;
➢	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
➢	at any time after a change of control has occurred, reduce the premium payable upon a change of control;
➢	adversely affect any right of repayment at the holder’s option;
➢	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
➢	impair your right to sue for payment;
➢	adversely affect any right to convert or exchange a debt security in accordance with its terms;
➢	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
➢	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

Description of our debt securities

➢	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
➢	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
➢	change any obligation we have to pay additional amounts.

Changes not requiring approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes requiring majority approval

Any other change to the indenture and the debt securities would require the following approval:

➢	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
➢	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further details concerning voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

➢	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
➢	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
➢	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Description of our debt securities

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

DEFEASANCE

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “— Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

➢	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and
➢	we may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

➢	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
➢	we may be required to deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity, as under current U.S. federal tax law the deposit and our legal release from the debt securities would be treated as though we paid you your

Description of our debt securities

share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and
➢	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “— Indenture Provisions — Subordination.”

FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES

If registered debt securities cease to be issued in book-entry form, they will be issued:

➢	only in fully registered certificated form;
➢	without interest coupons; and
➢	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We may appoint the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities, and may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Description of our debt securities

RESIGNATION OF TRUSTEE

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

INDENTURE PROVISIONS — SUBORDINATION

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

➢	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
➢	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

THE TRUSTEE UNDER THE INDENTURE

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Shares eligible for future sale

Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

As of July 8, 2008, we had 21,234,482 shares of our common stock outstanding, of which 3,404,333 shares were “restricted” securities within the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including under the safe harbor provisions contained in Rule 144. Pursuant to a registration rights agreement, we have agreed to file one or more registration statements in respect of the shares of common stock that are restricted securities.

In general, under Rule 144 as amended effective February 15, 2008, if six months (in the case of resales by non-affiliates who have not been affiliates during the prior three months) or one year (in the case of resales by affiliates) have elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities so long as:

➢	there continues to be available adequate current public information about us, which condition will be deemed to be met if we continue to satisfy applicable Exchange Act reporting requirements; and
➢	in the case of resales by affiliates, the number of securities sold for the account such person within any three-month period does not exceed the greater of (i) 1% of the total number of our common stock then outstanding and (ii) the average weekly trading volume of our common stock during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC (or the receipt of the order to execute the transaction by the broker or the date of its execution).

Sales of our restricted securities by affiliates under Rule 144 also are subject to certain manner of sale provisions and notice requirements. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(b)(1) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will be maintained, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. See “Risk Factors — Risks Related to Offerings Pursuant to This Prospectus — If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.”

STOCK OPTIONS

As of July 8, 2008, there were options to purchase 50,000 shares of our common stock and 350,250 shares of restricted stock outstanding under our Equity Incentive Plan. All of these shares will be eligible for sale in the public market from time to time, subject to vesting provisions, Rule 144 volume limitations applicable to our affiliates.

We have filed a registration statement under the Securities Act covering 2,000,000 shares of common stock reserved for issuance under our Equity Incentive Plan.

Brokerage allocation and other practices

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we generally do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

Plan of distribution

We may offer, from time to time, in one or more offerings or series, up to $200,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprising any combination of the foregoing, on the terms to be determined at the time of the offering. The debt securities, preferred stock, warrants and subscription rights offered by means of this prospectus may be convertible or exchangeable into shares of our common stock. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices; provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders or (iii) under such circumstances as the SEC may permit.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer will not be greater than 8% for the sale of any securities being registered.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

Any securities sold pursuant to a prospectus supplement may be traded on The NASDAQ Global Select Market, or another exchange on which the securities are traded.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such

Plan of distribution

institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

Custodian, transfer and dividend paying agent and registrar

Our securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, acts as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038.

Legal matters

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Ropes & Gray LLP, Boston, Massachusetts. Certain legal matters in connection with an offering will be passed upon for the underwriters or dealer managers, if any, by the counsel named in the prospectus supplement.

Independent registered public accounting firm

The financial statements and financial highlights as of December 31, 2007 and December 31, 2006 and for the year ended December 31, 2007 and for the period from December 11, 2006 (inception date) to December 31, 2006 included in this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281.

Available information

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

Kohlberg Capital Corporation

Index to financial statements

Page
UNAUDITED FINANCIAL STATEMENTS
Index to Financial Statements	F-1
Balance Sheets as of March 31, 2008 (unaudited) and December 31, 2007	F-2
Statements of Operations for the three months ended March 31, 2008 and 2007 (unaudited)	F-3
Statements of Changes in Net Assets for the three months ended March 31, 2008 and 2007 (unaudited)	F-4
Statements of Cash Flows for the three months ended March 31, 2008 and 2007 (unaudited)	F-5
Schedules of Investments as of March 31, 2008 (unaudited) and December 31, 2007	F-6
Financial Highlights for the three months ended March 31, 2008 and 2007 (unaudited)	F-21
Notes to Financial Statements (unaudited)	F-22
AUDITED FINANCIAL STATEMENTS
Reports of Independent Registered Public Accounting Firm	F-39
Balance Sheets as of December 31, 2007 and December 31, 2006	F-42
Statements of Operations for the year ended December 31, 2007 and for the period from December 11, 2006 (inception) through December 31, 2006	F-43
Statements of Changes in Net Assets for the year ended December 31, 2007 and for the period from December 11, 2006 (inception) through December 31, 2006	F-44
Statements of Cash Flows for the year ended December 31, 2007 and for the period from December 11, 2006 (inception) through December 31, 2006	F-45
Schedules of Investments as of December 31, 2007 and December 31, 2006	F-46
Financial Highlights for the year ended December 31, 2007 and for the period from December 11, 2006 (inception) through December 31, 2006	F-59
Notes to Financial Statements	F-60

See accompanying notes to financial statements.

Kohlberg Capital Corporation

Balance sheets

	As of March 31, 2008	As of December 31, 2007
	(unaudited)
ASSETS
Investments at fair value:
Investments in debt securities (cost: 2008 — $383,494,311; 2007 — $423,439,764)	$363,262,652	$410,954,082
Investments in CLO fund securities managed by non-affiliates (cost: 2008 — $15,438,959; 2007 — $15,385,580)	7,809,000	9,900,000
Investments in CLO fund securities managed by affiliate (cost: 2008 — $49,806,164; 2007 — $20,675,684)	49,600,236	21,120,000
Investments in equity securities (cost: 2008 — $5,096,298; 2007 — $5,043,950)	3,613,752	4,752,250
Investments in asset manager affiliates (cost: 2008 — $35,053,497; 2007 — $33,469,995)	64,045,602	58,585,360
Total investments at fair value	488,331,242	505,311,692
Cash and cash equivalents	12,891,722	12,088,529
Restricted cash	6,961,518	7,114,364
Interest and dividends receivable	3,785,875	5,592,637
Due from affiliates	149,721	540,773
Other assets	2,099,763	2,493,964
Total assets	$514,219,841	$533,141,959
LIABILITIES
Borrowings	250,000,000	255,000,000
Payable for open trades	—	5,905,000
Accounts payable and accrued expenses	3,907,893	6,141,892
Dividend payable	7,418,665	7,026,903
Total liabilities	$261,326,558	$274,073,795
Commitments and contingencies (note 8)
Stockholders’ equity
Common stock, par value $.01 per share, 100,000,000 common shares authorized; 18,094,306 and 18,017,699 common shares issued and outstanding at March 31, 2008 and December 31, 2007, respectively	180,943	180,177
Capital in excess of par value	254,300,918	253,253,152
Distribution in excess of net investment income	(304,278)	(1,661,884)
Accumulated net realized losses	(726,313)	—
Net unrealized appreciation (depreciation) on investments	(557,987)	7,296,719
Total stockholders’ equity	252,893,283	259,068,164
Total liabilities and stockholders’ equity	$514,219,841	$533,141,959
Net asset value per share	$13.98	$14.38

See accompanying notes to financial statements.

Kohlberg Capital Corporation

Statements of operations
(unaudited)

	Three months ended March 31,
	2008	2007
Investment income:
Interest from investments in debt securities	$9,699,836	$4,444,001
Interest from cash and cash equivalents	86,603	137,143
Dividends from investments in CLO fund securities managed by non-affiliates	1,538,207	1,115,555
Dividends from investments in CLO fund securities managed by affiliate	1,523,082	649,674
Dividends from affiliate asset manager	350,000	—
Capital structuring service fees	1,135,114	188,194
Total investment income	14,332,842	6,534,567
Expenses:
Interest and amortization of debt issuance costs	3,344,422	148,341
Compensation	1,176,838	817,662
Professional fees	616,648	423,386
Insurance	73,437	39,223
Administrative and other	345,226	299,282
Total expenses	5,556,571	1,727,894
Net investment income	8,776,271	4,806,673
Realized and unrealized gains (losses) on investments:
Net realized gains (losses) from investment transactions	(726,313)	86,234
Net change in unrealized gains (losses) on debt securities	(7,745,977)	802,991
Net change in unrealized loss on equity securities	(1,190,846)	—
Net change in unrealized gains on affiliate asset manager investments	3,876,740	9,083,110
Net change in unrealized losses on CLO fund securities managed by non-affiliates	(2,144,379)	(830,000)
Net change in unrealized losses on CLO fund securities managed by affiliate	(650,244)	—
Net realized and unrealized gains (losses) on investments	(8,581,019)	9,142,335
Net increase in stockholders’ equity resulting from operations	$195,252	$13,949,008
Earnings per common Share — basic and diluted	$0.01	$0.78
Net investment income per common share — basic and diluted	$0.49	$0.27
Net investment income and net realized gains per common share — basic and diluted	$0.45	$0.27
Weighted average shares of common stock outstanding — Basic	18,074,944	17,946,333
Weighted average shares of common stock outstanding — Diluted	18,074,944	17,957,602

See accompanying notes to financial statements.

Kohlberg Capital Corporation

Statements of changes in net assets
(unaudited)

	Three months ended March 31,
	2008	2007
Operations:
Net investment income	$8,776,271	$4,806,673
Net realized gains (loss) from investment transactions	(726,313)	86,234
Net change in unrealized gains (losses) on investments	(7,854,706)	9,056,101
Net increase in net assets resulting from operations	195,252	13,949,008
Shareholder distributions:
Dividends from net investment income	(7,418,665)	(4,806,673)
Dividends in excess of net investment income	—	(310,452)
Distributions from realized gains	—	(87,311)
Net decrease in net assets resulting from shareholder distributions	(7,418,665)	(5,204,436)
Capital share transactions:
Issuance of common stock under dividend reinvestment plan	892,471	—
Stock based compensation	156,061	147,000
Net increase in net assets resulting from capital share transactions	1,048,532	147,000
Net assets at beginning of period	259,068,164	256,400,423
Net assets at end of period (including accumulated distributions in excess of net investment income of $304,278 in 2008 and accumulated undistributed net investment income of $179,011 in 2007)	$252,893,283	$265,291,995
Net asset value per common share	$13.98	$14.78
Common shares outstanding at end of period	18,094,306	17,946,333

See accompanying notes to financial statements.

Kohlberg Capital Corporation

Statements of cash flows
(unaudited)

	Three months ended March 31,
	2008	2007
Operating activities:
Net increase in stockholders’ equity resulting from operations	$195,252	$13,949,008
Adjustments to reconcile net increase in stockholders’ equity resulting from operations:
Net realized loss (gain) on investment transactions	726,313	(86,234)
Net unrealized loss (gain) on investments	7,854,706	(9,056,101)
Net accretion of discount on securities	(452,739)	(31,413)
Purchases of investments	(41,813,752)	(66,446,106)
Payment-in-kind interest	(316,643)	(23,933)
Proceeds from sale and redemption of investments	45,077,565	23,540,502
Stock based compensation expense	156,061	147,000
Equity in income of affiliate	—	—
Changes in operating assets and liabilities:
Decrease (increase) in interest and dividends receivable	1,806,762	(1,363,399)
Decrease (increase) in other assets	394,201	(1,196,295)
Decrease (increase) in due from affiliate	391,052	(601,307)
Increase in due to affiliate	—	(87,832)
Decrease (increase) in accounts payable and accrued expenses	(2,233,999)	43,547
Net cash provided by (used in) operating activities	11,784,779	(41,212,563)
Financing activities:
Dividends paid in cash	(6,134,432)	—
Borrowings (repayment) of debt	(5,000,000)	15,000,000
Decrease (increase) in restricted cash	152,846	(933,376)
Net cash provided by (used in) financing activities	(10,981,586)	14,066,624
Change in cash and cash equivalents	803,193	(27,145,939)
Cash and cash equivalents, beginning of period	12,088,529	32,404,493
Cash and cash equivalents, end of period	$12,891,722	$5,258,554
Supplemental information:
Interest paid during the period	$2,279,549	$—
Non-cash dividends paid during the period under dividend reinvestment plan	$892,471	$—
Cash restricted during the period under terms of secured revolving credit facility	$6,940,419	$933,376

See accompanying notes to financial statements.

Kohlberg Capital Corporation
Schedules of investments
As of March 31, 2008
(unaudited)

Debt securities and bond portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Deferred Draw Term Loan (First Lien) 5.4%, Due 6/13	$359,515	$359,515	$359,515
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Revolving Loan 5.4%, Due 6/13	400,000	391,320	398,264
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan — Second Lien Term Loan Note 8.9%, Due 6/14	5,000,000	5,000,000	5,000,000
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan (First Lien) 5.6%, Due 6/13	1,970,439	1,970,439	1,970,439
Aero Products International, Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Term Loan 8.3%, Due 4/12	3,600,000	3,600,000	3,600,000
Aerostructures Acquisition LLC(6) Aerospace and Defense	Senior Secured Loan — Delayed Draw Term Loan 5.8%, Due 3/13	500,000	500,000	497,500
Aerostructures Acquisition LLC(6) Aerospace and Defense	Senior Secured Loan — Term Loan 5.7%, Due 3/13	6,337,500	6,337,500	6,337,500
AGA Medical Corporation(6) Healthcare, Education and Childcare	Senior Secured Loan — Tranche B Term Loan 5.1%, Due 4/13	3,832,209	3,829,477	3,487,310
AGS LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan — Delayed Draw Term Loan 5.7%, Due 5/13	445,399	434,725	423,129
AGS LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan — Initial Term Loan 5.7%, Due 5/13	3,183,441	3,139,302	3,024,269
Allen-Vanguard Corporation(3) Aerospace and Defense	Senior Secured Loan — Term Loan 11.0%, Due 9/12	1,600,478	1,579,011	1,680,502
AmerCable Incorporated(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — Initial Term Loan 6.3%, Due 6/14	5,945,038	5,945,038	5,945,038
Astoria Generating Company Acquisitions, LLC(6) Utilities	Junior Secured Loan — Second Lien Term Loan C 6.4%, Due 8/13	4,000,000	4,047,248	3,900,000
Atlantic Marine Holding Company(6) Cargo Transport	Senior Secured Loan — Term Loan 6.9%, Due 3/14	1,735,084	1,745,744	1,726,408
Aurora Diagnostics, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan — Tranche A Term Loan (First Lien) 7.8%, Due 12/12	4,502,000	4,455,015	4,459,695
Awesome Acquisition Company (CiCi’s Pizza)(6) Personal, Food and Miscellaneous Services	Junior Secured Loan — Term Loan (Second Lien) 7.7%, Due 6/14	4,000,000	3,974,480	3,820,000
AZ Chem US Inc.(6) Chemicals, Plastics and Rubber	Junior Secured Loan — Second Lien Term Loan 8.6%, Due 2/14	$4,000,000	$3,958,338	$3,220,000
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Senior Secured Loan — First Lien Term Loan 6.7%, Due 7/12	1,970,000	1,981,385	1,773,000

Kohlberg Capital Corporation
Schedules of investments
As of March 31, 2008
(unaudited)

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 9.0%, Due 7/13	2,462,500	2,497,664	1,982,313
Bay Point Re Limited (3)(6) Insurance	Senior Secured Loan — Loan 7.4%, Due 12/10	3,000,000	3,017,867	3,017,867
Bicent Power LLC(6) Utilities	Junior Secured Loan — Advance (Second Lien) 6.7%, Due 12/14	4,000,000	4,000,000	3,730,000
Caribe Information Investments Incorporated(6) Printing and Publishing	Senior Secured Loan — Term Loan 5.7%, Due 3/13	1,775,207	1,767,791	1,597,687
Cast & Crew Payroll, LLC (Payroll Acquisition)(6) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan — Initial Term Loan 5.7%, Due 9/12	10,608,400	10,645,533	10,645,533
CEI Holdings, Inc. (Cosmetic Essence)(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Term Loan 7.0%, Due 3/14	1,845,391	1,751,071	1,660,852
Centaur, LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan — Delayed Draw Term Loan 6.7%, Due 10/12	—	—	—
Centaur, LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan — Term Loan (First Lien) 6.7%, Due 10/12	4,122,807	4,072,006	3,669,295
Charlie Acquisition Corp. Personal, Food and Miscellaneous Services	Mezzanine Investment — Senior Subordinated Notes 15.5%, Due 6/13	10,243,966	10,069,970	10,069,970
Clarke American Corp.(6) Printing and Publishing	Senior Secured Loan — Tranche B Term Loan 5.7%, Due 6/14	2,977,500	2,977,500	2,408,798
Clayton Holdings, Inc(6) Finance	Senior Secured Loan — Term Loan 6.1%, Due 12/11	299,480	300,590	299,480
CoActive Technologies, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — Term Loan (First Lien) 5.7%, Due 7/14	3,990,000	3,971,758	3,971,758
CoActive Technologies, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 9.4%, Due 1/15	2,000,000	1,962,612	1,961,246
Coastal Concrete Southeast, LLC Buildings and Real Estate(4)	Mezzanine Investment — Mezzanine Term Loan 10.0%, Due 3/13	8,242,290	7,852,868	7,418,061
CST Industries, Inc.(6) Diversified/Conglomerate Manufacturing	Senior Secured Loan — Term Loan 6.5%, Due 8/13	985,000	987,977	987,977
DaimlerChrysler Financial Services Americas LLC(6) Finance	Senior Secured Loan — Term Loan (First Lien) 6.8%, Due 8/12	1,990,000	1,903,395	1,651,392
Dealer Computer Services, Inc. (Reynolds & Reynolds)(6) Electronics	Junior Secured Loan — Term Loan (Second Lien) 8.2%, Due 10/13	1,000,000	1,009,135	990,000
Dealer Computer Services, Inc. (Reynolds & Reynolds)(6) Electronics	Junior Secured Loan — Term Loan (Third Lien) 10.2%, Due 4/14	3,500,000	3,536,354	3,491,250
Delta Educational Systems, Inc.(6) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan 6.3%, Due 6/12	2,844,080	2,844,080	2,844,080
Dresser, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 8.8%, Due 5/15	3,000,000	2,960,422	2,689,980
Edgestone CD Acquisition Corp. (Custom Direct)(6) Printing and Publishing	Junior Secured Loan — Loan (Second Lien) 8.7%, Due 12/14	5,000,000	5,000,000	5,000,000
Edgestone CD Acquisition Corp. (Custom Direct)(6) Printing and Publishing	Senior Secured Loan — Term Loan (First Lien) 5.4%, Due 12/13	4,823,960	4,829,376	4,829,376

Kohlberg Capital Corporation
Schedules of investments
As of March 31, 2008
(unaudited)

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
eInstruction Corporation(6) Healthcare, Education and Childcare	Senior Secured Loan — Initial Term Loan (Dec. 2007) 6.7%, Due 7/13	4,957,550	4,957,550	4,957,550
eInstruction Corporation(6) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 10.2%, Due 7/14	10,000,000	10,000,000	10,000,000
Emerson Reinsurance Ltd.(3) Insurance	Senior Secured Loan — Series C Loan 8.1%, Due 12/11	1,000,000	1,000,000	1,000,000
Endeavor Energy Resources, L.P. Oil and Gas	Junior Secured Loan — Second Lien Term Loan 7.4%, Due 3/12	4,000,000	4,000,000	4,000,000
Fasteners For Retail, Inc.(6) Diversified/Conglomerate Manufacturing	Senior Secured Loan — Term Loan 5.6%, Due 12/12	4,913,769	4,922,209	4,790,924
FD Alpha Acquisition LLC (Fort Dearborn)(6) Printing and Publishing	Senior Secured Loan — US Term Loan 7.4%, Due 11/12	905,120	905,120	891,543
First American Payment Systems, L.P.(6) Finance	Senior Secured Loan — Term Loan 6.2%, Due 10/13	3,652,000	3,652,000	3,560,700
Flatiron Re Ltd.(3)(6) Insurance	Senior Secured Loan — Closing Date Term Loan 7.0%, Due 12/10	1,454,169	1,464,058	1,464,058
Flatiron Re Ltd.(3)(6) Insurance	Senior Secured Loan — Delayed Draw Term Loan 7.0%, Due 12/10	704,363	709,153	709,153
Ford Motor Company(6) Automobile	Senior Secured Loan — Term Loan 5.8%, Due 12/13	1,984,925	1,982,635	1,636,660
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond — 10.1%, Due 12/16	3,000,000	3,008,973	2,041,890
Frontier Drilling USA, Inc.(6) Oil and Gas	Senior Secured Loan — Term B Advance 6.4%, Due 6/13	2,000,000	1,997,971	1,870,000
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche A Credit-Linked Deposit 6.2%, Due 6/11	1,257,143	1,221,330	951,657
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche B Term Loan 6.2%, Due 6/11	2,694,857	2,618,088	2,040,007
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Junior Secured Loan — Second Lien Term Loan 10.2%, Due 6/12	3,000,000	2,698,234	1,925,010
Gleason Works, The(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — New US Term Loan 5.4%, Due 6/13	2,437,280	2,444,476	2,077,782
Hawkeye Renewables, LLC(6) Farming and Agriculture	Senior Secured Loan — Term Loan (First Lien) 7.2%, Due 6/12	2,954,887	2,890,637	2,225,680
HMSC Corporation (aka Swett and Crawford)(6) Insurance	Junior Secured Loan — Loan (Second Lien) 9.5%, Due 10/14	5,000,000	4,809,924	4,550,000
Huish Detergents Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 7.0%, Due 10/14	1,000,000	1,000,000	811,660
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Initial Term Loan (First Lien) 5.6%, Due 4/14	4,161,071	3,974,689	3,297,649
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan — Loan (Second Lien) 9.8%, Due 10/14	3,000,000	3,000,000	2,347,500
IAL Acquisition Co. (International Aluminum Corporation)(6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Term Loan 5.4%, Due 3/13	3,032,063	3,032,063	3,032,063

Kohlberg Capital Corporation
Schedules of investments
As of March 31, 2008
(unaudited)

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Infiltrator Systems, Inc.(6) Ecological	Senior Secured Loan — Term Loan 6.2%, Due 9/12	3,940,000	3,928,517	3,928,517
Inmar, Inc.(6) Retail Stores	Senior Secured Loan — Term Loan 5.2%, Due 4/13	3,952,519	3,952,519	3,833,943
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	Senior Secured Loan — 1st Lien Term Loan 6.7%, Due 5/12	5,850,000	5,871,834	5,871,834
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	Junior Secured Loan — Term Loans (Second Lien) 10.7%, Due 5/13	3,000,000	3,020,892	3,020,892
Jones Stephens Corp.(6) Buildings and Real Estate(4)	Senior Secured Loan — Term Loan 7.5%, Due 9/12	10,206,721	10,180,157	10,180,157
JW Aluminum Company(6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan — Term Loan (2nd Lien) 8.9%, Due 12/13	5,371,429	5,389,559	5,210,286
Kepler Holdings Limited(3)(6) Insurance	Senior Secured Loan — Loan 8.3%, Due 6/09	5,000,000	5,016,783	5,016,783
KIK Custom Products Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 7.6%, Due 12/14	5,000,000	5,000,000	3,400,000
La Paloma Generating Company, LLC(6) Utilities	Junior Secured Loan — Loan (Second Lien) 6.2%, Due 8/13	2,000,000	2,016,439	1,890,000
LBREP/L-Suncal Master I LLC(6)(10) Buildings and Real Estate(4)	Senior Secured Loan — Term Loan (First Lien) 7.5%, Due 1/10	3,920,000	3,851,470	2,626,400
LBREP/L-Suncal Master I LLC(6)(10) Buildings and Real Estate(4)	Junior Secured Loan — Term Loan (Second Lien) 10.5%, Due 1/11	2,000,000	1,924,684	1,100,000
LBREP/L-Suncal Master I LLC(10) Buildings and Real Estate(4)	Junior Secured Loan — Term Loan (Third Lien) 11.7%, Due 2/12	2,332,868	2,332,868	1,283,078
Legacy Cabinets, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — First Lien Term Loan 6.5%, Due 8/12	2,947,500	2,947,500	2,947,500
Levlad, LLC & Arbonne International, LLC(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Term Loan 5.2%, Due 3/14	2,891,150	2,891,150	1,821,425
LN Acquisition Corp. (Lincoln Industrial)(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Initial Term Loan (Second Lien) 8.7%, Due 1/15	2,000,000	2,000,000	1,970,000
LPL Holdings, Inc.(6) Finance	Senior Secured Loan — Tranche D Term Loan 4.7%, Due 6/13	3,330,229	3,352,925	2,997,206
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 7.3%, Due 12/12	5,944,995	5,926,035	5,926,035
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 10.3%, Due 6/13	1,000,000	1,000,000	1,000,000
Murray Energy Corporation(6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Tranche B Term Loan (First Lien) 7.9%, Due 1/10	1,964,557	1,973,192	1,812,304
National Interest Security Company, L.L.C.(6) Aerospace and Defense	Senior Secured Loan —Term Loan — 1st Lien 7.8%, Due 12/12	8,393,750	8,393,750	8,393,750
Northeast Biofuels, LP(6) Farming and Agriculture	Senior Secured Loan — Construction Term Loan 7.8%, Due 6/13	1,365,854	1,368,594	1,229,268
Northeast Biofuels, LP(6) Farming and Agriculture	Senior Secured Loan — Synthetic LC Term Loan 5.9%, Due 6/13	536,585	537,662	482,927
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan — Incremental Term Loan Add On 7.4%, Due 6/11	828,651	828,651	828,651
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan — Term Loan 8.4%, Due 6/11	4,097,222	4,075,220	4,075,220

Kohlberg Capital Corporation
Schedules of investments
As of March 31, 2008
(unaudited)

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Unsecured Bond — 10.5%, Due 4/15	2,000,000	2,000,000	2,000,000
Pegasus Solutions, Inc.(6) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan — Term Loan 6.0%, Due 4/13	5,740,000	5,740,000	5,740,000
Primus International Inc.(6) Aerospace and Defense	Senior Secured Loan — Term Loan 5.6%, Due 6/12	1,256,100	1,258,501	1,130,490
QA Direct Holdings, LLC(6) Printing and Publishing	Senior Secured Loan — Term Loan 7.2%, Due 8/14	4,974,937	4,928,017	4,928,017
Resco Products, Inc.(6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan — Term Loan (Second Lien) 11.1%, Due 6/14	5,000,000	4,931,673	4,931,673
Rhodes Companies, LLC, The(6) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Term Loan 6.2%, Due 11/10	1,818,182	1,730,974	1,400,000
Rhodes Companies, LLC, The(6) Buildings and Real Estate(4)	Junior Secured Loan — Second Lien Term Loan 10.4%, Due 11/11	2,000,000	2,010,468	1,266,680
San Juan Cable, LLC(6) Broadcasting and Entertainment	Junior Secured Loan — Second Lien Term Loan 8.5%, Due 10/13	3,000,000	2,979,896	2,782,500
Schneller LLC(6) Aerospace and Defense	Senior Secured Loan — Term Loan 6.6%, Due 6/13	4,962,500	4,917,634	4,937,688
Seismic Micro-Technology, Inc. (SMT)(6) Electronics	Senior Secured Loan — Term Loan 6.0%, Due 6/12	992,500	990,175	990,175
Seismic Micro-Technology, Inc. (SMT)(6) Electronics	Senior Secured Loan — Term Loan 6.0%, Due 6/12	1,488,750	1,485,263	1,485,263
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 9.7%, Due 12/14	7,500,000	7,500,000	7,500,000
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	Senior Secured Loan — Term Loan (First Lien) 5.2%, Due 6/14	3,960,025	3,960,025	3,960,025
Standard Steel, LLC(6) Cargo Transport	Senior Secured Loan — Delayed Draw Term Loan 5.1%, Due 7/12	823,619	828,919	828,919
Standard Steel, LLC(6) Cargo Transport	Senior Secured Loan — Initial Term Loan 5.2%, Due 7/12	4,086,899	4,113,197	4,113,197
Standard Steel, LLC(6) Cargo Transport	Junior Secured Loan — Loan (Second Lien) 8.7%, Due 7/13	1,750,000	1,759,776	1,759,776
Stolle Machinery Company(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — First Lien Term Loan 7.9%, Due 9/12	972,537	977,260	957,949
Stolle Machinery Company(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Loan (Second Lien) 9.2%, Due 9/13	700,000	710,122	682,500
TPF Generation Holdings, LLC(6) Utilities	Junior Secured Loan — Second Lien Term Loan 6.9%, Due 12/14	2,000,000	2,031,910	1,890,000
TransAxle LLC Automobile	Senior Secured Loan — Revolver 8.0%, Due 8/11	163,636	159,869	163,020
TransAxle LLC(6) Automobile	Senior Secured Loan — Term Loan 7.1%, Due 9/12	2,775,000	2,775,000	2,775,000
TUI University, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan 6.0%, Due 10/14	3,980,000	3,791,729	3,800,900
Twin-Star International, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 5.6%, Due 4/13	4,962,500	4,962,500	4,962,500
United Maritime Group, LLC (fka Teco Transport Corporation)(6) Cargo Transport	Junior Secured Loan — Term Loan (Second Lien) 10.2%, Due 12/13	4,500,000	4,500,000	4,500,000

Kohlberg Capital Corporation
Schedules of investments
As of March 31, 2008
(unaudited)

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Water PIK, Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Loan (First Lien) 6.1%, Due 6/13	1,980,013	1,967,843	1,940,412
Wesco Aircraft Hardware Corp.(6) Aerospace and Defense	Junior Secured Loan — Second Lien Term Loan 8.5%, Due 3/14	4,132,887	4,165,106	3,895,246
WireCo WorldGroup Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment — 11.0%, Due 2/15	10,000,000	10,000,000	10,000,000
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment — 11.0%, Due 2/15	5,000,000	4,770,360	5,000,000
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan — Acquisition Term Loan 4.9%, Due 6/12	781,891	771,392	674,381
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan — Synthetic Letter of Credit 5.0%, Due 6/12	668,412	659,437	551,440
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan — Synthetic Revolver Deposits 4.9%, Due 6/12	167,103	164,859	137,860
Wolf Hollow I, LP(6) Utilities	Junior Secured Loan — Term Loan (Second Lien) 7.2%, Due 12/12	2,683,177	2,688,446	2,186,789
X-Rite, Incorporated(6) Electronics	Junior Secured Loan — Loan (Second Lien) 10.5%, Due 10/13	1,000,000	1,000,000	910,000
X-Rite, Incorporated(6) Electronics	Senior Secured Loan — Term Loan (First Lien) 6.4%, Due 10/12	992,506	987,943	913,106
Total Investment in Debt Securities and Bonds (144% of net asset value at fair value)		$385,888,085	$383,494,311	$363,262,652

Equity portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Aerostructures Holdings L.P.(7) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$1,000,000
Allen-Vanguard Corporation(3)(7) Aerospace and Defense	Common Shares	0.0%	42,542	34,135
Coastal Concrete Southeast, LLC(7)(8) Buildings and Real Estate(4)	Warrants	3.5%	474,140	—
eInstruction Acquisition, LLC(7) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,616	1,079,617
FP WRCA Coinvestment Fund VII, Ltd.(3)(7) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	0.7%	1,500,000	1,500,000
Park Avenue Coastal Holding, LLC(7) Buildings and Real Estate(4)	Common Interests	0.0%	1,000,000	—
Total Investment in Equity Securities (1% of net asset value at fair value)			$5,096,298	$3,613,752

Kohlberg Capital Corporation
Schedules of investments
As of March 31, 2008
(unaudited)

CLO Fund securities

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3)	Subordinated Securities	22.2%	$4,468,959	$4,250,000
Katonah III, Ltd.(3)	Preferred Shares	23.1%	4,500,000	1,390,000
Katonah IV, Ltd.(3)	Preferred Shares	17.1%	3,150,000	1,250,000
Katonah V, Ltd.(3)	Preferred Shares	26.7%	3,320,000	919,000
Katonah VII CLO Ltd.(3)(9)	Subordinated Securities	16.4%	4,500,000	3,738,000
Katonah VIII CLO Ltd(3)(9)	Subordinated Securities	10.3%	3,400,000	3,128,000
Katonah IX CLO Ltd(3)(9)	Preferred Shares	6.9%	2,000,000	2,000,000
Katonah X CLO Ltd(3)(9)	Subordinated Securities	33.3%	10,916,643	11,875,000
Katonah 2007-I CLO Ltd.(3)(9)	Preferred Shares	100.0%	28,989,521	28,859,236
Total Investment in CLO Fund Securities (23% of net asset value at fair value)			$65,245,123	$57,409,236

Affiliate investments

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Katonah Debt Advisors Asset Management Company	Membership Interests	100.0%	$34,151,495	$63,143,600
PKSI Distressed Investments	Class A Shares	100.0%	898,502	898,502
PKSI Distressed Investments	Class B Shares	35.0%	3,500	3,500
Total Investment in affiliates (25% of net asset value at fair value)			$35,053,497	$64,045,602
Total Investments(5) (193% of net asset value at fair value)			$488,889,229	$488,331,242

(1)	A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which resets semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at March 31, 2008.
(2)	Reflects the fair market value of all existing investments as of March 31, 2008, as determined by our Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of March 31, 2008, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CLO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $489 million. The aggregate gross unrealized appreciation is approximately $30 million and the aggregate gross unrealized depreciation is approximately $31 million.
(6)	Pledged as collateral for the secured revolving credit facility (see Note 6 to the financial statements).
(7)	Non-income producing.
(8)	Warrants having a strike price of $0.01 and expiration date of March 2017.
(9)	An affiliate CLO Fund managed by Katonah Debt Advisors or its affiliate.
(10)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Debt securities and bond portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Revolving Loan 7.5%, Due 6/13	$—	$—	$—
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan — Second Lien Term Loan Note 11.1%, Due 6/14	5,000,000	4,990,905	5,000,000
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan (First Lien) 7.9%, Due 6/13	3,573,000	3,573,000	3,573,000
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Deferred Draw Term Loan (First Lien) 7.5%, Due 6/13	650,268	650,268	650,268
Aero Products International, Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Term Loan 8.8%, Due 4/12	3,700,000	3,700,000	3,681,500
Aerostructures Acquisition LLC(6) Aerospace and Defense	Senior Secured Loan — Delayed Draw Term Loan 7.9%, Due 3/13	500,000	500,000	497,500
Aerostructures Acquisition LLC(6) Aerospace and Defense	Senior Secured Loan — Term Loan 7.8%, Due 3/13	6,378,125	6,378,125	6,378,125
AGA Medical Corporation(6) Healthcare, Education and Childcare	Senior Secured Loan — Tranche B Term Loan 7.2%, Due 4/13	3,832,209	3,829,343	3,654,970
AGS LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan — Delayed Draw Term Loan 7.7%, Due 5/13	579,194	562,331	550,234
AGS LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan — Initial Term Loan 7.9%, Due 5/13	4,802,419	4,732,592	4,562,298
Allen-Vanguard Corporation[3] Aerospace and Defense	Senior Secured Loan — US Term Loan 12.0%, Due 9/12	2,309,736	2,277,028	2,277,028
AmerCable Incorporated(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — Initial Term Loan 8.4%, Due 6/14	6,965,000	6,965,000	6,965,000
Astoria Generating Company Acquisitions, LLC(6) Utilities	Junior Secured Loan — Second Lien Term Loan C 8.7%, Due 8/13	4,000,000	4,049,430	3,900,000
Atlantic Marine Holding Company(6) Cargo Transport	Senior Secured Loan — Term Loan 7.1%, Due 3/14	1,739,465	1,750,599	1,730,768
Aurora Diagnostics, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan — Tranche A Term Loan (First Lien) 9.0%, Due 12/12	4,060,000	4,010,521	4,019,823
Awesome Acquisition Company (CiCi’s Pizza)(6) Personal, Food and Miscellaneous Services	Junior Secured Loan — Term Loan (Second Lien) 9.8%, Due 6/14	4,000,000	3,973,451	3,820,000
AZ Chem US Inc.(6) Chemicals, Plastics and Rubber	Junior Secured Loan — Second Lien Term Loan 10.6%, Due 2/14	4,000,000	3,956,582	3,220,000

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Senior Secured Loan — First Lien Term Loan 7.6%, Due 7/12	1,975,000	1,987,070	1,846,625
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 11.1%, Due 7/13	2,468,750	2,505,651	1,987,344
Bay Point Re Limited(3)(6) Insurance	Senior Secured Loan — Loan 9.6%, Due 12/10	3,000,000	3,019,487	3,019,487
Bicent Power LLC(6) Utilities	Junior Secured Loan — Advance (Second Lien) 8.8%, Due 12/14	4,000,000	4,000,000	3,730,000
Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan — Term Loan A 10.1%, Due 11/11	3,733,691	3,733,691	3,733,691
Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan — Revolving Loan 9.7%, Due 11/10	375,000	375,000	375,000
Caribe Information Investments Incorporated(6) Printing and Publishing	Senior Secured Loan — Term Loan 7.3%, Due 3/13	2,815,534	2,803,185	2,709,951
Cast & Crew Payroll, LLC (Payroll Acquisition)(6) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan — Initial Term Loan 7.8%, Due 9/12	10,608,400	10,647,600	10,647,600
CEI Holdings, Inc. (Cosmetic Essence)(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Term Loan 7.5%, Due 3/14	1,850,051	1,751,546	1,665,046
Centaur, LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan — Term Loan (First Lien) 8.8%, Due 10/12	4,122,807	4,069,243	3,978,509
Centaur, LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan — Delayed Draw Term Loan 8.7%, Due 10/12	—	—	—
Charlie Acquisition Corp. Personal, Food and Miscellaneous Services	Mezzanine Investment — Senior Subordinated Notes 15.5%, Due 6/13	10,127,500	9,945,201	9,945,201
Clarke American Corp.(6) Printing and Publishing	Senior Secured Loan — Tranche B Term Loan 7.3%, Due 6/14	2,985,000	2,985,000	2,693,963
Clayton Holdings, Inc(6) Finance	Senior Secured Loan — Term Loan 7.0%, Due 12/11	614,320	616,752	552,888
Coastal Concrete Southeast, LLC Buildings and Real Estate(4)	Mezzanine Investment — Mezzanine Term Loan 15.0%, Due 3/13	8,120,914	7,711,760	8,120,914
Concord Re Limited[3] Insurance	Senior Secured Loan — Term Loan 9.2%, Due 2/12	3,000,000	3,024,013	3,000,000
CST Industries, Inc.(6) Diversified/Conglomerate Manufacturing	Senior Secured Loan — Term Loan 7.9%, Due 8/13	987,500	990,623	990,623
DaimlerChrysler Financial Services Americas LLC(6) Finance	Senior Secured Loan — Term Loan (First Lien) 9.0%, Due 8/12	1,995,000	1,903,193	1,923,519
Dealer Computer Services, Inc. (Reynolds & Reynolds)(6) Electronics	Junior Secured Loan — Term Loan (Third Lien) 12.3%, Due 4/14	3,500,000	3,537,846	3,491,250
Dealer Computer Services, Inc. (Reynolds & Reynolds)(6) Electronics	Junior Secured Loan — Term Loan (Second Lien) 10.3%, Due 10/13	1,000,000	1,009,544	990,000
Delta Educational Systems, Inc.(6) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan 8.3%, Due 6/12	2,876,053	2,876,053	2,876,053

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
DeltaTech Controls, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — Term Loan (First Lien) 8.0%, Due 7/14	4,000,000	3,980,991	3,980,991
DeltaTech Controls, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 11.7%, Due 1/15	2,000,000	1,961,246	1,961,246
Dresser, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 11.1%, Due 5/15	3,000,000	2,959,031	2,861,250
Edgestone CD Acquisition Corp. (Custom Direct) (6) Printing and Publishing	Junior Secured Loan — Loan (Second Lien) 10.8%, Due 12/14	5,000,000	5,000,000	5,000,000
Edgestone CD Acquisition Corp. (Custom Direct) (6) Printing and Publishing	Senior Secured Loan — Term Loan (First Lien) 7.6%, Due 12/13	4,975,000	4,980,828	4,980,828
eInstruction Corporation(6) Healthcare, Education and Childcare	Junior Secured Loan — Second Lien Term Loan (Dec. 2007) 12.5%, Due 7/14	10,000,000	10,000,000	10,000,000
eInstruction Corporation(6) Healthcare, Education and Childcare	Senior Secured Loan — Initial Term Loan (Dec. 2007) 9.0%, Due 7/13	4,970,013	4,970,013	4,970,013
Emerson Reinsurance Ltd.(3) Insurance	Senior Secured Loan — Series C Loan 10.2%, Due 12/11	3,000,000	3,000,000	2,985,000
Endeavor Energy Resources, L.P. Oil and Gas	Junior Secured Loan — Second Lien Term Loan 9.6%, Due 3/12	4,000,000	4,000,000	4,000,000
Fasteners For Retail, Inc.(6) Diversified/Conglomerate Manufacturing	Senior Secured Loan — Term Loan 7.9%, Due 12/12	7,926,391	7,940,720	7,728,231
FD Alpha Acquisition LLC (Fort Dearborn)(6) Printing and Publishing	Senior Secured Loan — US Term Loan 8.3%, Due 11/12	915,400	915,400	901,669
First American Payment Systems, L.P.(6) Finance	Senior Secured Loan — Term Loan 8.2%, Due 10/13	3,694,000	3,694,000	3,601,650
Flatiron Re Ltd.(3) Insurance	Senior Secured Loan — Closing Date Term Loan 9.1%, Due 12/10	3,664,488	3,691,697	3,646,165
Flatiron Re Ltd.(3) Insurance	Senior Secured Loan — Delayed Draw Term Loan 9.1%, Due 12/10	1,774,986	1,788,166	1,766,111
Ford Motor Company(6) Automobile	Senior Secured Loan — Term Loan 8.0%, Due 12/13	1,989,950	1,987,554	1,845,678
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond — 10.125% — 12/2016 — 35687MAP2 10.1%, Due 12/16	3,000,000	3,009,230	2,490,000
Frontier Drilling USA, Inc.(6) Oil and Gas	Senior Secured Loan — Term B Advance 8.7%, Due 6/13	2,000,000	1,997,874	1,960,000
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche A Credit-Linked Deposit 8.2%, Due 6/11	1,257,143	1,218,578	1,026,143
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche B Term Loan 8.3%, Due 6/11	2,701,714	2,618,835	2,205,274
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Junior Secured Loan — Second Lien Term Loan 12.3%, Due 6/12	3,000,000	2,680,274	1,925,010
Gleason Works, The(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — New US Term Loan 6.8%, Due 6/13	2,437,280	2,444,818	2,324,556

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Hawkeye Renewables, LLC(6) Farming and Agriculture	Senior Secured Loan — Term Loan (First Lien) 9.0%, Due 6/12	2,962,406	2,894,213	2,346,640
HealthSouth Corporation Healthcare, Education and Childcare	Senior Secured Loan — Term Loan 7.7%, Due 3/13	1,262,594	1,266,540	1,208,403
HMSC Corporation (aka Swett and Crawford)(6) Insurance	Junior Secured Loan — Loan (Second Lien) 10.7%, Due 10/14	5,000,000	4,803,383	4,550,000
Huish Detergents Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 9.1%, Due 10/14	1,000,000	1,000,000	811,660
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Initial Term Loan (First Lien) 7.4%, Due 4/14	4,161,071	3,947,013	3,682,548
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan — Loan (Second Lien) 11.6%, Due 10/14	3,000,000	3,000,000	2,430,000
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Delayed Draw Term Loan 7.2%, Due 4/14	—	—	—
IAL Acquisition Co. (International Aluminum Corporation)(6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Term Loan 7.6%, Due 3/13	4,039,700	4,039,700	4,039,700
Infiltrator Systems, Inc.(6) Ecological	Senior Secured Loan — Term Loan 8.4%, Due 9/12	3,950,000	3,937,850	3,937,850
Inmar, Inc.(6) Retail Stores	Senior Secured Loan — Term Loan 7.3%, Due 4/13	4,962,500	4,962,500	4,813,625
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	Senior Secured Loan — 1st Lien Term Loan 8.5%, Due 5/12	5,850,000	5,873,152	5,873,152
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	Junior Secured Loan — Term Loans (Second Lien) 12.5%, Due 5/13	3,000,000	3,021,907	3,021,907
Jones Stephens Corp.(6) Buildings and Real Estate (4)	Senior Secured Loan — Term Loan 8.8%, Due 9/12	10,245,530	10,217,367	10,217,367
JW Aluminum Company(6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan — Term Loan (2nd Lien) 11.1%, Due 12/13	5,371,429	5,390,350	5,210,286
Kepler Holdings Limited(3) Insurance	Senior Secured Loan — Loan 10.3%, Due 6/09	3,000,000	3,000,000	2,985,000
Kepler Holdings Limited(3)(6) Insurance	Senior Secured Loan — Loan 10.3%, Due 6/09	2,000,000	2,020,139	1,990,000
KIK Custom Products Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 9.8%, Due 12/14	5,000,000	5,000,000	3,400,000
La Paloma Generating Company, LLC Utilities	Junior Secured Loan — Loan (Second Lien) 8.3%, Due 8/13	2,000,000	2,017,210	1,890,000
LBREP/L-Suncal Master I LLC Buildings and Real Estate[4]	Junior Secured Loan — Term Loan (Third Lien) 13.8%, Due 2/12	2,254,068	2,254,068	2,006,120
LBREP/L-Suncal Master I LLC(6) Buildings and Real Estate[4]	Senior Secured Loan — Term Loan (First Lien) 8.2%, Due 1/10	3,920,000	3,842,022	3,567,200

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
LBREP/L-Suncal Master I LLC(6) Buildings and Real Estate[4]	Junior Secured Loan — Term Loan (Second Lien) 12.2%, Due 1/11	2,000,000	1,918,000	1,780,000
Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — First Lien Term Loan 8.6%, Due 8/12	2,955,000	2,955,000	2,955,000
Levlad, LLC & Arbonne International, LLC(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Term Loan 7.2%, Due 3/14	2,898,451	2,898,451	2,266,589
LN Acquisition Corp. (Lincoln Industrial)(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Initial Term Loan (Second Lien) 10.9%, Due 1/15	2,000,000	2,000,000	1,970,000
LPL Holdings, Inc.(6) Finance	Senior Secured Loan — Tranche D Term Loan 6.8%, Due 6/13	5,338,639	5,376,752	5,131,767
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 12.7%, Due 6/13	1,000,000	1,000,000	1,000,000
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 9.4%, Due 12/12	5,960,018	5,940,018	5,960,018
Murray Energy Corporation(6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Tranche B Term Loan (First Lien) 7.9%, Due 1/10	1,969,620	1,979,459	1,890,835
National Interest Security Company, L.L.C.(6) Aerospace and Defense	Senior Secured Loan — Term Loan 9.7%, Due 12/12	5,000,000	5,000,000	5,000,000
Northeast Biofuels, LP(6) Farming and Agriculture	Senior Secured Loan — Construction Term Loan 8.5%, Due 6/13	1,365,854	1,368,725	1,229,268
Northeast Biofuels, LP(6) Farming and Agriculture	Senior Secured Loan — Synthetic LC Term Loan 8.1%, Due 6/13	536,585	537,713	482,927
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan — Incremental Term Loan Add On 8.5%, Due 6/11	856,741	856,741	856,741
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan — Term Loan 8.4%, Due 6/11	4,236,111	4,211,616	4,211,616
Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Unsecured Bond — 10.500% — 04/2015 — 705908AA9 10.5%, Due 4/15	2,000,000	2,000,000	2,000,000
Pegasus Solutions, Inc.(6) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan — Term Loan 8.1%, Due 4/13	5,755,000	5,755,000	5,755,000
Primus International Inc.(6) Aerospace and Defense	Senior Secured Loan — Term Loan 7.7%, Due 6/12	3,259,279	3,265,878	3,177,797
QA Direct Holdings, LLC(6) Printing and Publishing	Senior Secured Loan — Term Loan 9.6%, Due 8/14	4,987,469	4,938,587	4,950,063
Resco Products, Inc.(6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan — 2nd Lien Term Loan 13.1%, Due 6/14	5,000,000	4,928,938	4,928,938
Rhodes Companies, LLC, The(6) Buildings and Real Estate[4]	Senior Secured Loan — First Lien Term Loan 8.3%, Due 11/10	1,878,788	1,780,166	1,647,077
Rhodes Companies, LLC, The(6) Buildings and Real Estate[4]	Junior Secured Loan — Second Lien Term Loan 12.6%, Due 11/11	2,000,000	2,011,185	1,266,680
San Juan Cable, LLC(6) Broadcasting and Entertainment	Junior Secured Loan — Second Lien Term Loan 10.7%, Due 10/13	3,000,000	2,978,999	2,782,500

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Schneller LLC(6) Aerospace and Defense	Senior Secured Loan — First Lien Term Loan 8.7%, Due 6/13	4,975,000	4,927,882	4,950,125
Seismic Micro-Technology, Inc. (SMT)(6) Electronics	Senior Secured Loan — Term Loan 7.6%, Due 6/12	995,000	992,532	992,532
Seismic Micro-Technology, Inc. (SMT)(6) Electronics	Senior Secured Loan — Term Loan 7.6%, Due 6/12	1,492,500	1,488,798	1,488,798
Sorenson Communications, Inc.(6) Electronics	Senior Secured Loan — Tranche C Term Loan 7.4%, Due 8/13	2,791,551	2,807,105	2,720,897
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	Senior Secured Loan — Term Loan (First Lien) 7.3%, Due 6/14	5,970,000	5,970,000	5,970,000
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 11.8%, Due 12/14	7,500,000	7,500,000	7,500,000
Standard Steel, LLC(6) Cargo Transport	Senior Secured Loan — Delayed Draw Term Loan 7.4%, Due 7/12	825,699	831,324	831,324
Standard Steel, LLC(6) Cargo Transport	Senior Secured Loan — Initial Term Loan 7.3%, Due 7/12	4,097,298	4,125,208	4,125,208
Standard Steel, LLC(6) Cargo Transport	Junior Secured Loan — Loan (Second Lien) 10.8%, Due 7/13	1,750,000	1,760,240	1,760,240
Stolle Machinery Company(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Loan (Second Lien) 11.4%, Due 9/13	1,000,000	1,015,115	975,000
Stolle Machinery Company(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — First Lien Term Loan 7.9%, Due 9/12	1,975,000	1,985,124	1,945,375
TLC Funding Corp.(6) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 9.9%, Due 5/12	3,930,000	3,850,590	3,959,475
TPF Generation Holdings, LLC(6) Utilities	Junior Secured Loan — Second Lien Term Loan 9.1%, Due 12/14	2,000,000	2,033,096	1,890,000
TransAxle LLC Automobile	Senior Secured Loan — Revolver 8.2%, Due 8/11	490,909	486,678	488,832
TransAxle LLC(6) Automobile	Senior Secured Loan — Term Loan 9.2%, Due 9/12	2,812,500	2,812,500	2,812,500
TUI University, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 8.1%, Due 10/14	3,990,000	3,794,292	3,810,450
Twin-Star International, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 7.8%, Due 4/13	4,975,000	4,975,000	4,975,000
United Maritime Group, LLC (fka Teco Transport Corporation)(6) Cargo Transport	Junior Secured Loan — Term Loan (Second Lien) 12.8%, Due 12/13	4,500,000	4,500,000	4,511,250
United Maritime Group, LLC (fka Teco Transport Corporation)(6) Cargo Transport	Senior Secured Loan — 1st Lien Term Loan 9.0%, Due 12/12	2,000,000	2,000,000	2,000,000
Water PIK, Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Loan (First Lien) 8.2%, Due 6/13	2,985,000	2,965,778	2,925,300
Wesco Aircraft Hardware Corp.(6) Aerospace and Defense	Junior Secured Loan — Second Lien Term Loan 10.6%, Due 3/14	4,132,887	4,166,447	4,132,887
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment — 11.000% — 02/2015 — 97654JAB9 11.0%, Due 2/15	5,000,000	4,762,014	5,000,000

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment — 11.000% — 02/2015 — 97654JAA1 11.0%, Due 2/15	10,000,000	10,000,000	10,000,000
Wolf Hollow I, LP(6) Utilities	Junior Secured Loan — Term Loan (Second Lien) 9.3%, Due 12/12	2,683,177	2,688,724	2,555,726
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan — Acquisition Term Loan 7.1%, Due 6/12	783,980	772,832	733,021
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan — Synthetic Letter of Credit 7.1%, Due 6/12	668,412	658,900	618,280
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan — Synthetic Revolver Deposits 7.1%, Due 6/12	167,103	164,727	154,570
X-Rite, Incorporated(6) Electronics	Senior Secured Loan — Term Loan (First Lien) 8.5%, Due 10/12	1,995,000	1,985,328	1,985,025
X-Rite, Incorporated(6) Electronics	Junior Secured Loan — Loan (Second Lien) 12.4%, Due 10/13	1,000,000	1,000,000	1,000,000
Total Investment in Debt Securities and Bonds (158% of net asset value at fair value)		$426,014,170	$423,439,764	$410,954,082

Equity portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Aerostructures Holdings L.P. Aerospace and Defense	Partnership Interest	1.2%	$1,000,000	$1,000,000
eInstruction Acquisition, LLC Healthcare, Education and Childcare	Membership Units	1.1%	1,069,810	1,069,810
FP WRCA Coinvestment Fund VII, Ltd.(3) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	0.7%	1,500,000	1,500,000
Park Avenue Coastal Holding, LLC Buildings and Real Estate(4)	Common Interests	2.0%	1,000,000	803,000
Coastal Concrete Southeast, LLC Buildings and Real Estate(4)(7)	Warrants(8)	0.9%	474,140	379,440
Total Investment in Equity Securities (2% of net asset value at fair value)			$5,043,950	$4,752,250

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

CLO Fund securities

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3)	Subordinated Securities	22.2%	$4,415,580	$4,250,000
Katonah III, Ltd.(3)	Preferred Shares	23.1%	4,500,000	2,810,000
Katonah IV, Ltd.(3)	Preferred Shares	17.1%	3,150,000	2,420,000
Katonah V, Ltd.(3)	Preferred Shares	26.7%	3,320,000	420,000
Katonah VII CLO Ltd.(3)(9)	Subordinated Securities	16.4%	4,500,000	3,950,000
Katonah VIII CLO Ltd(3)(9)	Subordinated Securities	10.3%	3,400,000	3,290,000
Katonah IX CLO Ltd(3)(9)	Preferred Shares	6.9%	2,000,000	2,000,000
Katonah X CLO Ltd(3)(9)	Subordinated Securities	33.3%	10,775,684	11,880,000
Total Investment in CLO Fund Securities (12% of net asset value at fair value)			$36,061,264	$31,020,000

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Katonah Debt Advisors Asset Management Company	Membership Interests	100.0%	$33,394,995	$58,510,360
PKSI Distressed Investments	Class A Shares	100.0%	71,500	71,500
PKSI Distressed Investments	Class B Shares	35.0%	3,500	3,500
Total Investment in Portfolio Companies (23% of net asset value at fair value)			$33,469,995	$58,585,360
Total Investments(5)			$498,014,973	$505,311,692

(1)	A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which resets semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at December 31, 2007.
(2)	Reflects the fair market value of all existing investments as of December 31, 2007, as determined by our Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2007, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CLO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $500 million. The aggregate gross unrealized appreciation is approximately $27 million and the aggregate gross unrealized depreciation is approximately $20 million.
(6)	Pledged as collateral for the secured revolving credit facility (see Note 6 to the financial statements).
(7)	Non-income producing.
(8)	Warrants having a strike price of $0.01 and expiration date of March 2017.
(9)	An affiliate CLO Fund managed by Katonah Debt Advisors.

Kohlberg Capital Corporation

Financial highlights
(unaudited) ($ per share)

	Three months ended March 31, 2008	Three months ended March 31, 2007
Per Share Data:
Net asset value, at beginning of period	$14.38	$14.29
Net investment income(1)	0.49	0.27
Net realized gains	(0.04)	—
Net change in unrealized appreciation on investments	(0.50)	0.50
Net increase in net assets resulting from operations	$(0.05)	$0.77
Distribution from net investment income and realized gains	(0.41)	(0.29)
Issuance of common stock under dividend reinvestment plan	0.05	0.00
Stock based compensation expense	0.01	0.01
Net asset value, end of period	$13.98	$14.78
Total net asset value return(2)	0.1%	5.5%
Ratio/Supplemental Data:
Per share market value at beginning of period	$12.00	$17.30
Per share market value at end of period	$10.38	$16.00
Total market return(3)	(10.1)%	(5.8)%
Shares outstanding at end of period	18,094,306	17,946,333
Net assets at end of period	$252,893,283	$265,291,995
Portfolio turnover rate(4)	9.1%	8.9%
Average debt outstanding	$254,945,055	$3,833,333
Average debt outstanding per share	$14.09	$0.21
Ratio of net investment income to average net assets(5)	13.7%	7.4%
Ratio of interest expense to average net assets(5)	5.2%	0.2%
Ratio of non-interest expenses to average net assets(5)	3.5%	2.4%
Ratio of total expenses to average net assets(5)	8.7%	2.6%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus dividends, divided by the beginning net asset value per share.
(3)	Total market return (not annualized) equals the change in the ending market value over the beginning of period price per share plus dividends, divided by the beginning price.
(4)	Not annualized.
(5)	Annualized.

See accompanying notes to financial statements.

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

1. ORGANIZATION

Kohlberg Capital Corporation (“Kohlberg Capital” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. The Company originates, structures and invests in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. The Company defines the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”), of $10 million to $50 million and/or total debt of $25 million to $150 million. The Company was formed as a Delaware LLC on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering, converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its initial public offering (“IPO”), the Company did not have material operations. The Company’s IPO of 14,462,000 shares of common stock raised net proceeds of approximately $200 million. Prior to the IPO, the Company issued 3,484,333 shares to affiliates of Kohlberg & Co., LLC (“Kohlberg & Co.”), a leading middle market private equity firm, in exchange for the contribution of their ownership interests in Katonah Debt Advisors and in securities issued by collateralized loan obligation funds (“CLO Funds”) managed by Katonah Debt Advisors and two other asset managers to the Company. Katonah Debt Advisors manages CLO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments. As of March 31, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. The Company also expects to continue to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. The Company’s investment portfolio as well as the investment portfolios of the CLO Funds in which it has invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

The Company has elected to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, the Company generally will not have to pay corporate-level taxes on any income that it distributes to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements include the accounts of the Company and the accounts of its special purpose financing subsidiary, Kohlberg Capital Funding LLC I. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest (Katonah Debt Advisors and its affiliates currently is the only company in which the Company has a controlling interest) or its special purpose financing subsidiary.

The accompanying unaudited financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”)

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

for interim financial information. Accordingly, they do not include all of the information and footnotes required for annual financial statements. The unaudited interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission (“SEC”).

The financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates. The results of operations for the interim periods presented are not necessarily indicative of the operating results to be expected for the full year.

Certain reclassifications were made to prior year’s presentation to conform to the current year.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are computed using the specific identification method.

Loans and Debt Securities.  For loans and debt securities for which market quotations are readily available, such as broadly syndicated term loans and bonds, fair value generally is equal to the market price for those loans and securities. For loans and debt securities for which a market quotation is not readily available, such as middle market term loans, second lien term loans and mezzanine debt investments, fair value is determined by evaluating the borrower’s enterprise value and other methodologies generally used to determine fair value. The analysis of enterprise value or overall financial condition or other factors or methodologies may lead to a determination of fair value at a different amount other than cost; as a general rule, the Company will value such loans or debt securities at cost, however such loans and debt securities will be subject to fair value write-downs when the asset is considered impaired.

Equity and Equity-Related Securities.  The Company’s equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The value of the Company’s equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security. The Company’s investment in its wholly-owned asset management company, Katonah Debt Advisors, is valued based on standard measures such as the percentage of assets under management and a multiple of operating income used to value other asset management companies.

CLO Fund Securities.  The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies (collectively “CLO Investments”). The Company distinguishes CLO funds managed by Katonah Debt Advisors as “CLO fund securities managed by affiliate.” The Company’s CLO Investments relate exclusively to credit instruments issued by corporations and do not include any asset-backed securities secured by commercial

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

mortgages, residential mortgages, or consumer borrowings. It is the Company’s intention that its aggregate CLO Investments generally not exceed 10% of the Company’s total investment portfolio. As of March 31, 2008, CLO Investments represented approximately 12% of the Company’s investment portfolio.

The Company’s investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and the cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there continue to be net cash distributions to the class of securities owned by the Company, or (ii) the net asset value of the CLO Fund for CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there are negligible net cash distributions to the class of securities owned by the Company, or (iii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds or preferred shares to those in which the Company has invested. The Company recognizes unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Investment. The Company determines the fair value of our investments in CLO Fund securities on an individual security-by-security basis.

Valuation of Portfolio Investments.  Kohlberg Capital’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Duff & Phelps, LLC, an independent valuation firm, provided third party valuation consulting services to the Company’s Board of Directors which consisted of certain limited procedures that the Company’s Board of Directors identified and requested them to perform. For the preceding twelve months ended March 31, 2008, the Company’s Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on 31 investments comprising approximately 45% of the total investments at fair value as of March 31, 2008 for which market or third party quotations are not readily available. For the year ended December 31, 2007, the Company’s Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on 21 investments comprising approximately 44% of the total investments at fair value as of December 31, 2007 for which market or third party quotations were not readily available. Upon completion of the limited procedures, Duff & Phelps, LLC concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

The Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Cash and Cash Equivalents.  The Company defines cash equivalents as demand deposits. Cash and cash equivalents are carried at cost which approximates fair value.

Restricted Cash.  Restricted cash consists mostly of cash held in an operating account pursuant to the Company’s secured revolving credit facility agreement with its lender.

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

Interest Income.  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan or security on non-accrual status and ceases recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of March 31, 2008, one issuer representing 1% of total investments at fair value was considered in default.

Dividends from Affiliate Asset Manager.  The Company records dividend income from its affiliate asset manager on the declaration date.

Dividend Income from CLO Fund Securities.  The Company generates dividend income from its investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. The Company’s CLO Fund securities are subordinate to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The Company makes estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjusts such accruals on a quarterly basis to reflect actual distributions.

Capital Structuring Service Fees.  The Company may earn ancillary structuring and other fees related to the origination and or investment in debt and investment securities.

Debt Issuance Costs.  Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing. At March 31, 2008, there was an unamortized debt issuance cost of approximately $2 million included in other assets in the accompanying balance sheet. Amortization expense for the three months ended March 31, 2008 and 2007 was approximately $105,000 and $31,000, respectively.

Dividends.  Dividends and distributions to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and fiscal year.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

3. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted net increase in stockholders’ equity per share for the three months ended March 31, 2008 and 2007:

	Three months ended March 31,
	2008	2007
	(unaudited)	(unaudited)
Numerator for basic and diluted net increase in stockholders’ equity resulting from operations per share:	$195,252	$13,949,008
Denominator for basic weighted average shares:	18,074,944	17,946,333
Dilutive effect of stock options:	—	11,269
Denominator for diluted weighted average shares:(1)	18,074,944	17,957,602
Basic net increase in stockholders’ equity resulting from operations per share:	$0.01	$0.78
Diluted net increase in stockholders’ equity resulting from operations per share:	$0.01	$0.78

(1)	All stock options outstanding are anti-dilutive.

4. INVESTMENTS

The Company invests in senior secured loans and mezzanine debt and, in the future and to a lesser extent, equity capital of middle market companies in a variety of industries. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt. However, the Company may invest in other industries if it is presented with attractive opportunities.

The following table shows the Company’s portfolio by security type at March 31, 2008 and December 31, 2007:

	March 31, 2008 (unaudited)			December 31, 2007
Security type	Cost	Fair value	%(1)	Cost	Fair value	%(1)
Senior Secured Loan	$225,375,892	$216,134,353	85%	$265,390,844	$260,138,674	100%
Junior Secured Loan	120,416,250	110,598,378	44	120,620,715	113,259,293	44
Mezzanine Investment	32,693,197	32,488,031	13	32,418,975	33,066,115	12
Senior Subordinated Bond	3,008,972	2,041,890	1	3,009,230	2,490,000	1
Senior Unsecured Bond	2,000,000	2,000,000	1	2,000,000	2,000,000	1
CLO Fund Securities	65,245,123	57,409,236	23	36,061,264	31,020,000	12
Equity Securities	5,096,298	3,613,752	1	5,043,950	4,752,250	2
Affiliate Asset Managers	35,053,497	64,045,602	25	33,469,995	58,585,360	23
Total	$488,889,229	$488,331,242	193%	$498,014,973	$505,311,692	195%

(1)	Calculated as a percentage of net asset value at fair value.

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

The unaudited industry concentrations, based on the fair value of the Company’s investment portfolio as of March 31, 2008 and December 31, 2007, were as follows:

	March 31, 2008			December 31, 2007
Security type	Cost	Fair value	%(1)	Cost	Fair value	%(1)
Aerospace and Defense	$33,097,914	$32,810,682	13%	$32,583,716	$32,481,819	13%
Asset Management Companies(2)	35,053,497	64,045,602	25	33,469,995	58,585,360	23
Automobile	4,917,504	4,574,680	2	5,286,731	5,147,010	2
Beverage, Food and Tobacco	—	—	—	—	—	—
Broadcasting and Entertainment	2,979,896	2,782,500	1	2,978,999	2,782,500	1
Buildings and Real Estate(3)	37,895,281	30,191,050	12	37,726,396	34,944,226	13
Cargo Transport	12,947,635	12,928,299	5	14,967,369	14,958,789	6
Chemicals, Plastics and Rubber	3,958,338	3,220,000	1	3,956,582	3,220,000	1
CLO Fund Securities	65,245,123	57,409,236	23	36,061,264	31,020,000	12
Containers, Packaging and Glass	8,892,726	8,892,726	4	8,895,059	8,895,059	3
Diversified/Conglomerate Manufacturing	5,910,185	5,778,903	2	8,931,343	8,718,855	3
Diversified/Conglomerate Service	15,939,074	15,215,338	6	17,962,721	17,303,969	7
Ecological	3,928,517	3,928,517	2	3,937,850	3,937,850	2
Electronics	12,017,843	10,821,684	4	15,830,382	15,158,502	6
Farming and Agriculture	4,796,894	3,937,875	2	4,800,651	4,058,835	2
Finance	9,208,911	8,508,778	3	11,590,697	11,209,824	4
Healthcare, Education and Childcare	37,883,503	37,555,186	15	46,715,870	46,637,705	18
Home and Office Furnishings, Housewares, and Durable Consumer Goods	22,605,963	21,283,367	8	24,091,185	23,265,816	9
Hotels, Motels, Inns and Gaming	7,646,033	7,116,696	3	9,364,165	9,091,041	4
Insurance	16,017,785	15,757,861	6	24,346,884	23,941,763	9
Leisure, Amusement, Motion Pictures, Entertainment	18,385,533	18,385,533	7	18,402,600	18,402,600	7
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	37,242,046	36,756,252	15	39,573,338	39,483,418	15
Mining, Steel, Iron and Non-Precious Metals	15,326,487	14,986,325	6	16,338,446	16,069,759	6
Oil and Gas	5,997,971	5,870,000	2	5,997,874	5,960,000	2
Personal and Non Durable Consumer Products (Mfg. Only)	16,210,065	13,234,349	5	17,315,776	14,750,095	6
Personal, Food and Miscellaneous Services	14,044,450	13,889,970	5	13,918,651	13,765,201	5
Personal Transportation	—	—	—	—	—	—
Printing and Publishing	20,407,804	19,655,421	8	21,622,999	21,236,473	8
Retail Stores	3,952,519	3,833,943	2	4,962,500	4,813,625	2
Utilities	16,379,732	14,960,469	6	16,384,930	15,471,598	6
Total	$488,889,229	$488,331,242	193%	$498,014,973	$505,311,692	195%

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

(1)	Calculated as a percentage of net asset value at fair value.
(2)	Represents Katonah Debt Advisors and affiliate asset managers.
(3)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of March 31, 2008 and December 31, 2007, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities) or companies providing mortgage lending.

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States, which investments (excluding the Company’s investments in CLO Funds) are generally not anticipated to be in excess of 10% of the investment portfolio at the time such investments are made. As a result of regulatory restrictions, the Company is not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

At March 31, 2008 and December 31, 2007, approximately 15% and 11%, respectively, of the Company’s investments were foreign assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S. and represented approximately 12% and 6% of its portfolio on such dates).

At March 31, 2008 and December 31, 2007, the Company’s ten largest portfolio companies represented approximately 35% and 29%, respectively, of the total fair value of its investments. The Company’s largest investment, Katonah Debt Advisors which is its wholly-owned portfolio company, represented 13% and 12% of the total fair value of the Company’s investments at March 31, 2008 and December 31, 2007, respectively. Excluding Katonah Debt Advisors and CLO Fund securities, our ten largest portfolio companies represent approximately 18% and 17% of the total fair value of our investments at March 31, 2008 and December 31, 2007, respectively.

Investment in CLO Fund securities

The Company typically makes a minority investment in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies. It is the Company’s intention that its aggregate CLO Investments generally not exceed 10% of the Company’s total investment portfolio. Preferred shares or subordinated securities issued by CLO Funds are entitled to recurring dividend distributions which generally equal the net remaining cash flow of the payments made by the underlying CLO Fund’s securities less contractual payments to senior bond holders and CLO Fund expenses. CLO Funds managed by Katonah Debt Advisors (“CLO fund securities managed by affiliate”) invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred stock.

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

On January 23, 2008, the Company’s wholly-owned asset management company, Katonah Debt Advisors, closed a new $315 million CLO Fund. The Company received a structuring fee upon closing and Katonah Debt Advisors expects to earn an ongoing asset management fee based on the par amount of the underlying investments in the CLO Fund. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of this latest CLO Fund.

As of March 31, 2008, all of the CLO Funds in which the Company holds investments maintained the original issue credit ratings on all rated classes of their securities and were continuing to make cash payments to all classes of investors. As of March 31, 2008, the Company’s seasoned CLO Fund securities had an average annual cash yield of approximately 28%.

The subordinated securities and preferred stock securities are considered equity positions in the CLO Funds and, as of March 31, 2008 and December 31, 2007, the Company had approximately $57 million and $31 million, respectively, of such CLO equity investments at fair value. The cost basis of the Company’s investment in CLO Fund equity securities as of March 31, 2008 was approximately $65 million and aggregate unrealized losses on the CLO Fund securities totaled approximately $8 million. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2007 was approximately $36 million and aggregate unrealized losses on the CLO Fund securities totaled approximately $5 million.

Fair value measurements

The Company adopted SFAS No. 157 as of January 1, 2008, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. SFAS No. 157 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories.

Level I — Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by SFAS 157, the Company does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Investments which are generally included in this category include illiquid corporate loans and bonds and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process.

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the fair value of investments by the above SFAS No. 157 fair value hierarchy levels as of March 31, 2008:

	Level I	Level II	Level III	Total
Debt securities	$—	$—	$363,262,652	$363,262,652
CLO fund securities	—	—	57,409,236	57,409,236
Equity securities	—	—	3,613,752	3,613,752
Asset manager affiliates	—	—	64,045,602	64,045,602

The following table summarizes the Level III investments by valuation methodology as of March 31, 2008:

Fair value based on	Debt securities	CLO Fund securities	Equity securities	Asset manager affiliates	Total
Third party pricing service	11%	—%	—%	—%	11%
Public/private company comparables	63	—	—	13	76
Discounted cash flow	—	12	—	—	12
Residual enterprise value	—	—	1	—	1
Total	74%	12%	1%	13%	100%

As a BDC, it is required that the Company invest primarily in the debt and equity of non-public companies for which there is little, if any, market-observable information. As a result, most, if not all, of the Company’s investments at any given time will most likely be deemed Level III investments. The Company believes that investments classified as Level III for SFAS No. 157 have a further hierarchal framework which prioritizes and ranks such valuations based on the degree of independent and observable inputs, objectivity of data and models and the level of judgment required to adjust comparable data. The hierarchy of such methodologies are presented in the above table and discussed below in descending rank.

Investment values derived by a third party pricing service are deemed Level III values since such values are not traded on an active public exchange and generally represent a traded or broker quote on an asset that is infrequently traded.

Values derived for debt securities using public/private company comparables generally utilize market-observable data from such comparables and specific, non-observable financial measures (such as earnings or cash flows) for the private, underlying company/issuer. Such non-observable company/issuer data is typically provided on a monthly basis, is certified as correct by the management of the company/issuer and audited by an independent accounting firm on an annual basis. Since such private company/issuer data is not publicly available it is not deemed market-observable data and, as a result, such investment values are grouped as Level III assets.

Values derived for asset manager affiliates using public/private company comparables generally utilize market-observable data from such comparables and specific, non-observable financial measures (such as assets under management, historical and prospective earnings) for the asset manager affiliate. The

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

Company recognizes that comparable asset managers may not be fully comparable to its asset manager affiliates and typically identifies a range of performance measures and/or adjustments within the comparable population for which to determine value. Since any such ranges and adjustments are entity specific they are not considered market-observable data and thus require a Level III grouping.

Values derived through use of discounted cash flow models and residual enterprise value models typically have little, if any, market activity or market-observable data for such investments. Such investments are grouped as Level III assets.

The changes in investments measured at fair value for which the Company has used Level III inputs to determine fair value are as follows:

	Three months ended March 31, 2008
	Debt securities	CLO Fund securities	Equity securities	Asset manager affiliates	Total
Balance, December 31, 2007	$410,954,082	$31,020,000	$4,752,250	$58,585,360	$505,311,692
Transfers in/out of Level 3	—	—	—	—	—
Net accretion of discount	128,116	324,623	—	—	452,739
Purchases (sales), net	(39,347,256)	28,859,236	52,348	1,583,502	(8,852,170)
Total gain (loss) realized and unrealized included in earnings	(8,472,290)	(2,794,623)	(1,190,846)	3,876,740	(8,581,019)
Balance, March 31, 2008	$363,262,652	$57,409,236	$3,613,752	$64,045,602	$488,331,242
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$(7,745,977)	$(2,794,623)	$(1,190,846)	$3,876,740	$(7,854,706)

5. AFFILIATE ASSET MANAGERS

Wholly-owned asset manager

Prior to its IPO, the Company issued an aggregate of 2,226,333 common shares, having a value of approximately $33 million, to affiliates of Kohlberg & Co. to acquire Katonah Debt Advisors. As a result, Katonah Debt Advisors is a wholly-owned portfolio company. As of March 31, 2008, Katonah Debt Advisors and its affiliates had approximately $2.3 billion of assets under management.

Katonah Debt Advisors manages CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. These CLO Funds do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. At March 31, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management and the Company’s 100% equity interest in Katonah Debt Advisors was valued at approximately $63 million. As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees as well as a one-time structuring fee from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management, and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred stock.

On January 2, 2008, the Company acquired substantially all of the assets of Scott’s Cove Capital Management LLC (“Scott’s Cove”), an asset manager focused on an event-driven credit long short

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

investment strategy. As a result of the acquisition, the Company acquired approximately $60 million of fee paying assets under management. The Company has integrated the Scott’s Cove business within the Katonah Debt Advisors asset management platform. In connection with the acquisition, Katonah Debt Advisors entered into employment agreements with three Scott’s Cove investment professionals, and the Company expects these individuals will assist the Company in structuring, raising and investing new funds to be managed by Katonah Debt Advisors.

The Company expects to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. By making investments in CLO Funds raised by Katonah Debt Advisors in the future, for which the Company expects to receive a current cash return, the Company can help Katonah Debt Advisors to raise these funds which in turn will increase its assets under management which will result in additional management fee income.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to the Company. Any distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager. As with all other investments, Katonah Debt Advisors’ fair value is periodically determined. The valuation is primarily based on an analysis of both a percentage of its assets under management and Katonah Debt Advisors’ estimated operating income. Any change in value from period to period is recognized as unrealized gain or loss.

As a separately regarded entity for tax purposes, Katonah Debt Advisors, L.L.C. is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to the Company would generally need to be distributed to the Company’s shareholders. Katonah Debt Advisors’ taxable net income will differ from GAAP net income for both deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences between lease cash payments to GAAP straight line expense and adjustments for the recognition and timing of depreciation, bonuses to employees, stock option expense, and interest rate caps. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Tax goodwill amortization was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, for tax purposes such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, resulting in an annual difference between GAAP income and taxable income by approximately $2 million per year over such period.

At March 31, 2008 and at December 31, 2007 a net amount due from affiliates totaled approximately $150,000 and approximately $541,000, respectively.

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

Summarized financial information for Katonah Debt Advisors follows:

	As of March 31, 2008	As of December 31, 2007
	(unaudited)	(unaudited)
Assets:
Current assets	$5,725,255	$7,035,155
Noncurrent assets	2,015,523	396,111
Total assets	$7,740,778	$7,431,266
Liabilities:
Current liabilities	3,213,466	4,254,202
Total liabilities	$3,213,466	$4,254,202

	Three months ended March 31, 2008	Three months ended March 31, 2007
	(unaudited)	(unaudited)
Gross revenue	$4,035,199	$2,168,664
Total expenses	(3,090,877)	(1,680,949)
Net income (loss)	$944,322	$487,715
Dividends declared	$350,000	$—
Cumulative undistributed net income	$2,779,466	$415,005

The Company intends to distribute the accumulated net income of Katonah Debt Advisors in the future.

Distressed debt platform

In December 2007, the Company committed to make an investment in a new distressed investment platform organized by Steven Panagos and Jonathan Katz named Panagos and Katz Situational Investing (“PKSI”). Mr. Panagos was most recently national practice leader of Kroll Zolfo Cooper’s Corporate Advisory and Restructuring Practice and Mr. Katz was the founding partner of Special Situations Investing, a distressed investing vehicle of JP Morgan. The Company expects that funds managed by PKSI will invest in the debt and equity securities of companies that are restructuring due to financial or operational distress. The Company also expects that PKSI may selectively originate new credit facilities with borrowers that are otherwise unable to access traditional credit markets. The Company has committed to invest up to $2.5 million directly in PKSI through an investment in Class A shares. The Company has a 35% economic interest in PKSI through its investment in Class B shares on which it will receive its pro rata share of PKSI’s operating income and may make an investment of up to $25 million in the funds managed by PKSI on which the Company will receive investment income. PKSI may also source distressed debt opportunities in which we may make direct investments. As of March 31, 2008, the Company funded approximately $900,000 of its $2.5 million total commitment to PKSI which is an investment in the Class A shares of PKSI. As of March 31, 2008, PKSI had no significant operations.

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

6. BORROWINGS

The Company’s debt obligations consist of the following:

	As of March 31, 2008	As of December 31, 2007
	(unaudited)
Secured revolving credit facility, $275 million commitment due October 1, 2012	$250,000,000	$255,000,000

On February 14, 2007, the Company entered into an arrangement under which the Company may obtain up to $200 million in financing (the “Facility”). On October 1, 2007, the Company amended the credit facility to increase the Company’s borrowing capacity from $200 million to $275 million, extend the maturity date from February 12, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. The interest rate is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. Interest is payable monthly.

Advances under the Facility are used by the Company primarily to make additional investments. The Company expects that the Facility will be secured by loans that it currently owns and the loans acquired by the Company with the advances under the Facility. The Company will borrow under the Facility through its wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I.

The weighted average daily debt balance for the three months ended March 31, 2008 and 2007 was approximately $255 million and $4 million, respectively. For the three months ended March 31, 2008 and 2007, the weighted average interest rate on weighted average outstanding borrowings was approximately 4.1% and 5.4%, respectively, which excludes the amortization of deferred financing costs and facility and program fees on unfunded balances. The Company is in compliance with all its debt covenants. As of March 31, 2008, the Company had restricted cash balances of approximately $7 million which it maintained in accordance with the terms of the Facility. A portion of these funds, approximately $3 million, was released to the Company in April 2008.

7. DISTRIBUTABLE TAX INCOME

The Company intends to distribute quarterly dividends to its stockholders. The Company’s quarterly dividends, if any, will be determined by the Board of Directors. To maintain its RIC status, the Company must timely distribute an amount equal to at least 90% of its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of the assets legally available for distribution, for each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required. At December 31, 2007, the Company had no current or accumulated undistributed taxable income.

For the quarter ended March 31, 2008, the Company declared a dividend on March 14, 2008 of $0.41 per share for a total of approximately $7 million. The record date was April 8, 2008 and the dividend was distributed on April 28, 2008.

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

The following reconciles net increase in stockholders’ equity resulting from operations to taxable income for the three months ended March 31, 2008:

Three months ended March 31, 2008
(unaudited)
Pre-tax net increase in stockholders’ equity resulting from operations	$195,252
Net unrealized losses on investments transactions not taxable	7,854,706
Expenses not currently deductible	(207,280)
Taxable income before deductions for distributions	$7,842,678
Taxable income before deductions for distributions per outstanding share	$0.43

8. COMMITMENTS AND CONTINGENCIES

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of March 31, 2008 and December 31, 2007, the Company had committed to make a total of approximately $3 million and $4 million, respectively, of investments in various revolving senior secured loans, of which approximately $560,000 was funded as of March 31, 2008 and $865,000 was funded as of December 31, 2007. As of March 31, 2008 and December 31, 2007, the Company had committed to make a total of approximately $7 million and $8 million, respectively, of investments in a delayed draw senior secured loans of which approximately $5 million was funded as of March 31, 2008 and $5 million was funded as of December 31, 2007.

The Company and Katonah Debt Advisors have entered into first loss agreements in connection with warehouse credit lines established to fund the initial accumulation of senior secured corporate loans and certain other debt securities for future CLO Funds that Katonah Debt Advisors will manage, and may enter into similar agreements in the future. Such first loss agreements relate to (i) losses (if any) as a result of individual loan investments being ineligible for purchase by a new CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or sold prior to completion of such fund, (ii) if a new CLO Fund has not been completed before the expiration of the related warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of loans and debt securities funded by such warehouse credit line. In return for the Company’s first loss commitment, the Company receives net interest income from the underlying assets in the loan warehouse.

Katonah Debt Advisors has engaged Bear Stearns to structure and raise three CLO Funds, to be named Katonah 2007-I CLO Ltd. (“Katonah 2007”), Katonah 2008-I CLO Ltd. (“Katonah 2008-I”) and Katonah 2008-II CLO Ltd. (“Katonah 2008-II”), and to be managed by Katonah Debt Advisors (directly or indirectly through a services contract with an affiliate of Katonah Debt Advisors). The Katonah 2007-I CLO Ltd. was completed in January 2008. As part of these engagements, Katonah Debt Advisors entered into warehouse credit lines with Bear Stearns to fund the initial accumulation of assets for Katonah 2007, 2008-I and Katonah 2008-II, which provided for a first loss obligation of Katonah Debt Advisors, requiring it to reimburse Bear Stearns for (i) certain losses (if any) incurred on the remaining assets warehoused for Katonah 2008-I and Katonah 2008-II prior to their completion, or (ii) if one or all of these CLO Funds failed to close at the expiration of the engagement (i.e. December 31, 2008), a portion of the losses (if any) on the resale of the warehoused assets. In connection with the closing of Katonah

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

2007 in January 2008 discussed below, Katonah Debt Advisors’ maximum first loss guarantee amount under its commitment letter with Bear Stearns was reduced from $22.5 million to $18 million.

On January 23, 2008, Katonah Debt Advisors closed Katonah 2007 in accordance with the terms of the Bear Stearns engagement. The Company received a structuring fee upon closing and expects to earn an ongoing asset management fee based on the par amount of the underlying investments in Katonah 2007. Approximately $212 million of assets were transferred from the loan warehouse into Katonah 2007 and are no longer subject to a first loss guarantee. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of Katonah 2007.

On March 16, 2008, JPMorgan announced that, subject to the receipt by Bear Stearns of stockholder approval and the satisfaction or waiver of other specified closing conditions, it has agreed to acquire Bear Stearns. There can be no assurance that the proposed acquisition will take place on the terms disclosed or at all. However, regardless of whether the transaction between JPMorgan and Bear Stearns is consummated, Katonah Debt Advisors’ commitment letter from Bear Stearns will remain in effect in accordance with its terms. Katonah Debt Advisors is currently in discussions with Bear Stearns regarding the timing and structure of the remaining CLO Funds, and its ability to access the warehouse credit line contemplated by the Bear Stearns commitment letter. As of March 31, 2008, Katonah 2008-I and Katonah 2008-II had acquired an aggregate of approximately $277 million determined on the basis of the par value of such assets.

The warehouse credit line with Bear Stearns pursuant to the engagement letter dated October 12, 2007 is the only guarantee arrangement to which Katonah Debt Advisors is a party with respect to the business of Katonah Debt Advisors.

As of March 31, 2008, the Company funded approximately $900,000 of our $2.5 million total commitment to PKSI which is an investment in the Class A shares of PKSI.

9. STOCKHOLDERS’ EQUITY

On December 11, 2006, the Company completed its IPO of 14,462,000 shares of common stock at $15.00 per share, less an underwriting discount and IPO expenses paid by the Company totaling $1.22 per share for net proceeds of approximately $200 million. Prior to its IPO, the Company issued to affiliates of Kohlberg & Co. a total of 3,484,333 shares of its common stock for the acquisition of certain subordinated securities issued by CLO Funds and for the acquisition of Katonah Debt Advisors. During the year ended December 31, 2007, the Company issued 71,366 shares of common stock under its dividend reinvestment plan. During the three months ended March 31, 2008, the Company issued 76,607 shares of common stock under its dividend reinvestment plan. The total number of shares outstanding as of March 31, 2008 and as of December 31, 2007 was 18,094,306 and 18,017,699, respectively.

10. STOCK OPTIONS

During 2006, the Company established a stock option plan (the “Plan”) and reserved 1,500,000 shares of common stock for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted.

On December 11, 2006, concurrent with the completion of the Company’s IPO, options to purchase a total of 910,000 shares of common stock were granted to the Company’s executive officers and directors with an exercise price per share of $15.00 (the public offering price of the common stock). Such options

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

vest equally over two, three or four years from the date of grant and have a ten-year exercise period. During the year ended December 31, 2007, the Company granted 495,000 options to its employees with a weighted average exercise price per share of $16.63, with a risk-free rate ranging between 4.6% to 5.3%, with volatility rates ranging between 20.5% to 22.4% and for which 25% of such options vest on each of the subsequent four grant date anniversaries and have a ten-year exercise period. No options were granted or forfeited during the three months ended March 31, 2008. During the year ended December 31, 2007, 90,000 options granted to employees were forfeited. As of March 31, 2008, 1,315,000 total options were outstanding, 386,250 of which were exercisable. The options have an estimated remaining contractual life of 8 years and 9 months.

During the year ended December 31, 2007, the weighted average grant date fair value per share for options granted during the period was $1.90. For both the year ended December 31, 2007, the weighted average grant date fair value per share for options forfeited during the period was $1.81. Information with respect to options granted, exercised and forfeited under the Plan for the year ended March 31, 2008 is as follows:

	Shares	Weighted average exercise price per share	Weighted average contractual remaining term (years)	Aggregate intrinsic value(1)
Options outstanding at January 1, 2008	1,315,000	$15.52
Granted	—	$—
Exercised	—
Forfeited	—	$—
Outstanding at March 31, 2008	1,315,000	$15.52	8.8	$—
Total vested at March 31, 2008	386,250	$15.29	2.2

(1)	Represents the difference between the market value of the options at March 31, 2008 and the cost for the option holders to exercise the options.

The Company uses a Binary Option Pricing Model (American, call option) as its valuation model to establish the expected value of all stock option grants. For the three months ended March 31, 2008 total stock option expense of approximately $156,000 was recognized and expensed at the Company; of this amount approximately $124,000 was expensed at the Company and approximately $32,000 was expensed at Katonah Debt Advisors. At March 31, 2008, the Company had approximately $1.3 million of compensation cost related to unvested stock-based awards the cost for which is expected to be recognized and allocated between the Company and Katonah Debt Advisors over a weighted average period of 2.3 years.

11. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of maximum eligible compensation, which fully vest at the time of contribution. For the three months ended March 31, 2008 and 2007, the Company accrued contributions to the 401K Plan of approximately $8,600 and $0, respectively.

The Company has also adopted a deferred compensation plan (“Pension Plan”) effective January 1, 2007. Employees are eligible for the Pension Plan provided that they are employed and working with the

Kohlberg Capital Corporation
Notes to financial statements
(unaudited)

Company for at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Pension Plan. On behalf of the employee, the Company contributes to the Pension Plan 1) 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Pension Plan after five years of service. For the three months ended March 31, 2008 and 2007, the Company accrued contributions to the Pension Plan of approximately $47,500 and $0, respectively.

12. IMPACT OF NEW ACCOUNTING STANDARDS

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of a company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company has determined that adoption of SFAS 159 does not have an impact on the Company’s financial position or results of operations.

13. SUBSEQUENT EVENTS

On March 31, 2008, the Company announced the terms of a transferable rights offering for which it issued to shareholders of record as of March 31, 2008 transferable rights to subscribe for an aggregate of up to 3.1 million shares of the Company’s common stock (one right for every six shares owned as of the record date). On April 28, 2008, the expiration date of the transferable rights offering the Company fixed the subscription price of $9.2666 which is equal to 95% of the volume weighted average of the sales prices of the Company’s shares of common stock on the NASDAQ Global Select Market for the prior ten consecutive trading days. The Company received subscriptions for approximately 2.8 million shares with over-subscriptions of approximately 1.3 million shares which were allocated pro-rata in accordance with the procedures described in the transferable rights offering prospectus. No over-subscription shares were issued to holders of rights who were not record date stockholders. The issuance of 3.1 million of shares offered through the transferable rights offering resulted in gross proceeds of approximately $29 million. The Company used the net proceeds from the transferable offering to reduce existing indebtedness under its credit facility. However, any such reduction of indebtedness is expected to be only temporary, and the Company expects to utilize its credit facility for additional borrowings in accordance with its investment objective and strategy and relevant legal rules applicable to BDCs.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of
Kohlberg Capital Corporation

We have audited the accompanying balance sheets of Kohlberg Capital Corporation (the “Company”), including the schedules of investments, as of December 31, 2007 and 2006, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the year ended December 31, 2007 and for the period December 11, 2006 (inception) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Kohlberg Capital Corporation at December 31, 2007 and 2006, and the results of its operations, its changes in net assets, its cash flows and the financial highlights for the year ended December 31, 2007 and for the period December 11, 2006 (inception) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $505,311,692 (approximately 95% of total assets) and $249,212,379 (approximately 88% of total assets) as of December 31, 2007 and 2006, respectively, whose fair values have been estimated by management in the absence of readily determinable fair values. Management estimates of fair value are based on a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, private and public comparables used to determine enterprise value, overall financial condition, current and projected operating performance and discounted cash flow models.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2007, based on the criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 14, 2008 expressed an unqualified opinion on the Company’s internal control over financial reporting.

DELOITTE & TOUCHE LLP
New York, NY
March 14, 2008

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of
Kohlberg Capital Corporation:

We have audited the internal control over financial reporting of Kohlberg Capital Corporation (the “Company”) as of December 31, 2007, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control Over Financial Reporting at Item 9A. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed by, or under the supervision of, the company’s principal executive and principal financial officers, or persons performing similar functions, and effected by the company’s board of directors, management, and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of the inherent limitations of internal control over financial reporting, including the possibility of collusion or improper management override of controls, material misstatements due to error or fraud may not be prevented or detected on a timely basis. Also, projections of any evaluation of the effectiveness of the internal control over financial reporting to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the balance sheets of the Company, including the schedules of investments, as of December 31, 2007 and 2006, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the year ended December 31, 2007 and for the period December 11, 2006 (inception) through December 31, 2006 and our report dated March 14, 2008 expressed an unqualified

Report of Independent Registered Public Accounting Firm

opinion on those financial statements and financial highlights and included an explanatory paragraph regarding investments whose fair values have been estimated by management in the absence of readily determinable fair values.

DELOITTE & TOUCHE LLP
New York, NY
March 14, 2008

Kohlberg Capital Corporation

Balance sheets

	December 31,
	2007	2006
ASSETS
Investments at fair value:
Investments in debt securities (cost: 2007 — $423,439,764; 2006 —$190,767,384)	$410,954,082	$190,767,384
Investments in CLO fund securities managed by non-affiliates (cost: 2007 — $15,385,580; 2006 — $10,970,000)	9,900,000	10,970,000
Investments in CLO fund securities managed by affiliate (cost: 2007 — $20,675,684; 2006 — $9,900,000)	21,120,000	9,900,000
Investments in equity securities (cost: 2007 — $5,043,950; 2006 — $0)	4,752,250	—
Investments in asset manager affiliates (cost: 2007 — $33,469,995; 2006 — $33,394,995)	58,585,360	37,574,995
Total investments at fair value	505,311,692	249,212,379
Cash and cash equivalents	12,088,529	32,404,493
Restricted cash	7,114,364	—
Interest and dividends receivable	5,592,637	602,085
Due from affiliates	540,773	—
Other assets	2,493,964	156,890
Total assets	$533,141,959	$282,375,847
LIABILITIES
Borrowings (none maturing within one year)	255,000,000	—
Payable for open trades	5,905,000	24,183,044
Accounts payable and accrued expenses	6,141,892	1,704,548
Due to affiliates	—	87,832
Dividend payable	7,026,903	—
Total liabilities	$274,073,795	$25,975,424
Commitments and contingencies (note 8)
Stockholders’ equity
Common stock, par value $.01 per share, 100,000,000 common shares authorized; 18,017,699 and 17,946,333 common shares issued and outstanding at December 31, 2007 and December 31, 2006, respectively	180,177	179,463
Capital in excess of par value	253,253,152	251,550,420
Undistributed (distribution in excess of) net investment income	(1,661,884)	489,463
Undistributed net realized gains	—	1,077
Net unrealized appreciation on investments	7,296,719	4,180,000
Total stockholders’ equity	259,068,164	256,400,423
Total liabilities and stockholders’ equity	$533,141,959	$282,375,847
Net asset value per share	$14.38	$14.29

See accompanying notes to financial statements.

Kohlberg Capital Corporation

Statements of operations

	For the year ended December 31, 2007	For the period December 11, 2006 (inception) through December 31, 2006
Investment income:
Interest from investments in debt securities	$29,606,231	$572,065
Interest from cash and cash equivalents	552,509	132,841
Dividends from investments in CLO fund securities managed by non-affiliates	4,528,021	377,503
Dividends from investments in CLO fund securities managed by affiliate	2,532,952	27,700
Dividends from affiliate asset manager	500,000	—
Capital structuring service fees	759,301	41,794
Total investment income	38,479,014	1,151,903
Expenses:
Interest and amortization of debt issuance costs	7,229,597	—
Compensation	4,104,761	175,186
Professional fees	2,887,515	371,624
Insurance	174,647	12,821
Organizational expenses	—	40,000
Administrative and other	1,323,545	41,647
Total expenses	15,720,065	641,278
Net investment income before income tax expense	22,758,949	510,625
Excise taxes	—	(21,162)
Net investment income	22,758,949	489,463
Realized and unrealized gains (losses) on investments:
Net realized gains from investment transactions	266,317	1,077
Net change in unrealized losses on debt securities	(12,485,682)	—
Net change in unrealized loss on equity securities	(291,700)	—
Net change in unrealized gains on affiliate asset manager investments	20,935,365	4,180,000
Net change in unrealized losses on CLO fund securities managed by non-affiliates	(5,485,580)	—
Net change in unrealized gains on CLO fund securities managed by affiliate	444,316	—
Net realized and unrealized gain on investments	3,383,036	4,181,077
Net increase (decrease) in stockholders’ equity resulting from operations	$26,141,985	$4,670,540
Earnings per common share — basic and diluted	$1.45	$0.26
Net investment income per common share — basic and diluted	$1.27	$0.03
Net investment income and net realized gains per common Share — basic and diluted	$1.28	$0.03
Weighted average shares of common stock outstanding — basic and diluted	17,977,348	17,946,333

See accompanying notes to financial statements.

Kohlberg Capital Corporation

Statements of changes in net assets

	For the year ended December 31, 2007	For the period December 11, 2006 (inception) through December 31, 2006
Operations:
Net investment income	$22,758,949	$489,463
Net realized gains from investment transactions	266,317	1,077
Net change in unrealized gains on investments	3,116,719	4,180,000
Net increase in net assets resulting from operations	26,141,985	4,670,540
Shareholder distributions:
Dividends from net investment income	(22,758,949)	—
Distributions in excess of net investment income	(2,151,346)	—
Distributions from realized gains	(267,394)	—
Net decrease in net assets resulting from shareholder distributions	(25,177,689)	—
Capital share transactions:
Issuance of common stock — initial public offering	—	199,451,388
Issuance of common stock — for interest in affiliate company	—	33,394,995
Issuance of common stock — for interest in CLO securities managed by affiliate	—	18,870,000
Issuance of common stock under dividend reinvestment plan	1,103,245	—
Stock based compensation	600,200	13,500
Net increase in net assets resulting from capital share transactions	1,703,445	251,729,883
Net assets at beginning of period	256,400,423	—
Net assets at end of period (including distributions in excess of net investment income of $1,661,884 in 2007 and accumulated undistributed net investment income of $489,463 in 2006)	$259,068,164	$256,400,423
Net asset value per common share	$14.38	$14.29
Common shares outstanding at end of period	18,017,699	17,946,333

See accompanying notes to financial statements.

Kohlberg Capital Corporation

Statements of cash flows

	For the year ended December 31, 2007	For the period December 11, 2006 (inception) through December 31, 2006
Cash flows from operating activities:
Net increase in stockholders’ equity resulting from operations	$26,141,985	$4,670,540
Adjustments to reconcile net increase in stockholders’ equity resulting from operations to net cash used in operating activities:
Net realized gain on investment transactions	(266,317)	(1,077)
Net unrealized gain on investments	(3,116,719)	(4,180,000)
Net accretion of discount on securities	(677,112)	(3,819)
Purchases of investments	(360,558,612)	(169,112,759)
Payment-in-kind interest	(502,482)	—
Proceeds from sale and redemption of investments	90,743,885	533,315
Stock based compensation expense	600,200	13,500
Changes in operating assets and liabilities:
Increase in interest and dividends receivable	(4,990,552)	(602,085)
Increase in other assets	(2,337,074)	(156,890)
Increase in due from affiliate	(540,773)	—
Increase in accounts payable and accrued expenses	4,437,344	1,704,548
Increase (decrease) in due to affiliate	(87,832)	87,832
Net cash used in operating activities	(251,154,059)	(167,046,895)
Cash flows from financing activities:
Net proceeds from issuance of common stock	—	199,451,388
Dividends and distributions paid in cash	(17,047,541)	—
Borrowings	255,000,000	—
Increase in restricted cash	(7,114,364)	—
Net cash provided by financing activities	230,838,095	199,451,388
Change in cash and cash equivalents	(20,315,964)	32,404,493
Cash and cash equivalents, beginning of period	32,404,493	—
Cash and cash equivalents, end of period	$12,088,529	$32,404,493
Supplemental information:
Interest paid during the period	$5,474,198	$—
Non-cash dividends paid during the period under dividend reinvestment plan	$1,103,245	$—
Cash restricted during the period under terms of secured revolving credit facility	$7,093,598	$—
Issuance of common stock for affiliate investment	$—	$33,394,995
Issuance of common stock for CLO equity investments managed by affiliate	$—	$18,870,000
Non-cash settlement of warehoused loans	$13,293,674	$—

See accompanying notes to financial statements.

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Debt securities and bond portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Revolving Loan 7.5%, Due 6/13	$—	$—	$—
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan — Second Lien Term Loan Note 11.1%, Due 6/14	5,000,000	4,990,905	5,000,000
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan (First Lien) 7.9%, Due 6/13	3,573,000	3,573,000	3,573,000
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Deferred Draw Term Loan (First Lien) 7.5%, Due 6/13	650,268	650,268	650,268
Aero Products International, Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Term Loan 8.8%, Due 4/12	3,700,000	3,700,000	3,681,500
Aerostructures Acquisition LLC(6) Aerospace and Defense	Senior Secured Loan — Delayed Draw Term Loan 7.9%, Due 3/13	500,000	500,000	497,500
Aerostructures Acquisition LLC(6) Aerospace and Defense	Senior Secured Loan — Term Loan 7.8%, Due 3/13	6,378,125	6,378,125	6,378,125
AGA Medical Corporation(6) Healthcare, Education and Childcare	Senior Secured Loan — Tranche B Term Loan 7.2%, Due 4/13	3,832,209	3,829,343	3,654,970
AGS LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan — Delayed Draw Term Loan 7.7%, Due 5/13	579,194	562,331	550,234
AGS LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan — Initial Term Loan 7.9%, Due 5/13	4,802,419	4,732,592	4,562,298
Allen-Vanguard Corporation(3) Aerospace and Defense	Senior Secured Loan — US Term Loan12.0%, Due 9/12	2,309,736	2,277,028	2,277,028
AmerCable Incorporated(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — Initial Term Loan 8.4%, Due 6/14	6,965,000	6,965,000	6,965,000
Astoria Generating Company Acquisitions, LLC(6) Utilities	Junior Secured Loan — Second Lien Term Loan C8.7%, Due 8/13	4,000,000	4,049,430	3,900,000
Atlantic Marine Holding Company(6) Cargo Transport	Senior Secured Loan — Term Loan 7.1%, Due 3/14	1,739,465	1,750,599	1,730,768
Aurora Diagnostics, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan — Tranche A Term Loan (First Lien) 9.0%, Due 12/12	$4,060,000	$4,010,521	$4,019,823
Awesome Acquisition Company (CiCi’s Pizza)(6) Personal, Food and Miscellaneous Services	Junior Secured Loan — Term Loan (Second Lien) 9.8%, Due 6/14	4,000,000	3,973,451	3,820,000
AZ Chem US Inc.(6) Chemicals, Plastics and Rubber	Junior Secured Loan — Second Lien Term Loan 10.6%, Due 2/14	4,000,000	3,956,582	3,220,000
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Senior Secured Loan — First Lien Term Loan 7.6%, Due 7/12	1,975,000	1,987,070	1,846,625
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 11.1%, Due 7/13	2,468,750	2,505,651	1,987,344
Bay Point Re Limited(3)(6) Insurance	Senior Secured Loan — Loan 9.6%, Due 12/10	3,000,000	3,019,487	3,019,487

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Bicent Power LLC(6) Utilities	Junior Secured Loan — Advance (Second Lien) 8.8%, Due 12/14	4,000,000	4,000,000	3,730,000
Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan — Term Loan A 10.1%, Due 11/11	3,733,691	3,733,691	3,733,691
Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan — Revolving Loan 9.7%, Due 11/10	375,000	375,000	375,000
Caribe Information Investments Incorporated(6) Printing and Publishing	Senior Secured Loan — Term Loan 7.3%, Due 3/13	2,815,534	2,803,185	2,709,951
Cast & Crew Payroll, LLC (Payroll Acquisition)(6) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan — Initial Term Loan 7.8%, Due 9/12	10,608,400	10,647,600	10,647,600
CEI Holdings, Inc. (Cosmetic Essence)(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Term Loan 7.5%, Due 3/14	1,850,051	1,751,546	1,665,046
Centaur, LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan — Term Loan (First Lien) 8.8%, Due 10/12	4,122,807	4,069,243	3,978,509
Centaur, LLC(6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan — Delayed Draw Term Loan 8.7%, Due 10/12	—	—	—
Charlie Acquisition Corp. Personal, Food and Miscellaneous Services	Mezzanine Investment — Senior Subordinated Notes 15.5%, Due 6/13	10,127,500	9,945,201	9,945,201
Clarke American Corp.(6) Printing and Publishing	Senior Secured Loan — Tranche B Term Loan 7.3%, Due 6/14	2,985,000	2,985,000	2,693,963
Clayton Holdings, Inc(6) Finance	Senior Secured Loan — Term Loan 7.0%, Due 12/11	614,320	616,752	552,888
Coastal Concrete Southeast, LLC Buildings and Real Estate(4)	Mezzanine Investment — Mezzanine Term Loan 15.0%, Due 3/13	8,120,914	7,711,760	8,120,914
Concord Re Limited(3) Insurance	Senior Secured Loan — Term Loan 9.2%, Due 2/12	3,000,000	3,024,013	3,000,000
CST Industries, Inc.(6) Diversified/Conglomerate Manufacturing	Senior Secured Loan — Term Loan 7.9%, Due 8/13	987,500	990,623	990,623
DaimlerChrysler Financial Services Americas LLC(6) Finance	Senior Secured Loan — Term Loan (First Lien) 9.0%, Due 8/12	1,995,000	1,903,193	1,923,519
Dealer Computer Services, Inc. (Reynolds & Reynolds)(6) Electronics	Junior Secured Loan — Term Loan (Third Lien) 12.3%, Due 4/14	3,500,000	3,537,846	3,491,250
Dealer Computer Services, Inc. (Reynolds & Reynolds)(6) Electronics	Junior Secured Loan — Term Loan (Second Lien) 10.3%, Due 10/13	1,000,000	1,009,544	990,000
Delta Educational Systems, Inc.(6) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan 8.3%, Due 6/12	2,876,053	2,876,053	2,876,053
DeltaTech Controls, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — Term Loan (First Lien) 8.0%, Due 7/14	4,000,000	3,980,991	3,980,991
DeltaTech Controls, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 11.7%, Due 1/15	2,000,000	1,961,246	1,961,246
Dresser, Inc.(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 11.1%, Due 5/15	3,000,000	2,959,031	2,861,250
Edgestone CD Acquisition Corp. (Custom Direct)(6) Printing and Publishing	Junior Secured Loan — Loan (Second Lien) 10.8%, Due 12/14	5,000,000	5,000,000	5,000,000
Edgestone CD Acquisition Corp. (Custom Direct)(6) Printing and Publishing	Senior Secured Loan — Term Loan (First Lien) 7.6%, Due 12/13	4,975,000	4,980,828	4,980,828

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
eInstruction Corporation(6) Healthcare, Education and Childcare	Junior Secured Loan — Second Lien Term Loan (Dec. 2007) 12.5%, Due 7/14	10,000,000	10,000,000	10,000,000
eInstruction Corporation(6) Healthcare, Education and Childcare	Senior Secured Loan — Initial Term Loan (Dec. 2007) 9.0%, Due 7/13	4,970,013	4,970,013	4,970,013
Emerson Reinsurance Ltd.(3) Insurance	Senior Secured Loan — Series C Loan 10.2%, Due 12/11	3,000,000	3,000,000	2,985,000
Endeavor Energy Resources, L.P. Oil and Gas	Junior Secured Loan — Second Lien Term Loan 9.6%, Due 3/12	4,000,000	4,000,000	4,000,000
Fasteners For Retail, Inc.(6) Diversified/Conglomerate Manufacturing	Senior Secured Loan — Term Loan 7.9%, Due 12/12	7,926,391	7,940,720	7,728,231
FD Alpha Acquisition LLC (Fort Dearborn)(6) Printing and Publishing	Senior Secured Loan — US Term Loan 8.3%, Due 11/12	915,400	915,400	901,669
First American Payment Systems, L.P.(6) Finance	Senior Secured Loan — Term Loan 8.2%, Due 10/13	3,694,000	3,694,000	3,601,650
Flatiron Re Ltd.(3) Insurance	Senior Secured Loan — Closing Date Term Loan 9.1%, Due 12/10	3,664,488	3,691,697	3,646,165
Flatiron Re Ltd.(3) Insurance	Senior Secured Loan — Delayed Draw Term Loan 9.1%, Due 12/10	1,774,986	1,788,166	1,766,111
Ford Motor Company(6) Automobile	Senior Secured Loan — Term Loan 8.0%, Due 12/13	1,989,950	1,987,554	1,845,678
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond — 10.125% - 12/2016 - 35687MAP2 10.1%, Due 12/16	3,000,000	3,009,230	2,490,000
Frontier Drilling USA, Inc.(6) Oil and Gas	Senior Secured Loan — Term B Advance 8.7%, Due 6/13	2,000,000	1,997,874	1,960,000
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche A Credit-Linked Deposit 8.2%, Due 6/11	1,257,143	1,218,578	1,026,143
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche B Term Loan 8.3%, Due 6/11	2,701,714	2,618,835	2,205,274
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Junior Secured Loan — Second Lien Term Loan 12.3%, Due 6/12	3,000,000	2,680,274	1,925,010
Gleason Works, The(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — New US Term Loan 6.8%, Due 6/13	2,437,280	2,444,818	2,324,556
Hawkeye Renewables, LLC(6) Farming and Agriculture	Senior Secured Loan — Term Loan (First Lien) 9.0%, Due 6/12	2,962,406	2,894,213	2,346,640
HealthSouth Corporation Healthcare, Education and Childcare	Senior Secured Loan — Term Loan7.7%, Due 3/13	1,262,594	1,266,540	1,208,403
HMSC Corporation (aka Swett and Crawford)(6) Insurance	Junior Secured Loan — Loan (Second Lien) 10.7%, Due 10/14	5,000,000	4,803,383	4,550,000
Huish Detergents Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 9.1%, Due 10/14	1,000,000	1,000,000	811,660
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Initial Term Loan (First Lien) 7.4%, Due 4/14	4,161,071	3,947,013	3,682,548
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan — Loan (Second Lien) 11.6%, Due 10/14	3,000,000	3,000,000	2,430,000
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Delayed Draw Term Loan 7.2%, Due 4/14	—	—	—

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
IAL Acquisition Co. (International Aluminum Corporation)(6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Term Loan 7.6%, Due 3/13	4,039,700	4,039,700	4,039,700
Infiltrator Systems, Inc.(6) Ecological	Senior Secured Loan — Term Loan 8.4%, Due 9/12	3,950,000	3,937,850	3,937,850
Inmar, Inc.(6) Retail Stores	Senior Secured Loan — Term Loan 7.3%, Due 4/13	4,962,500	4,962,500	4,813,625
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	Senior Secured Loan — 1st Lien Term Loan 8.5%, Due 5/12	5,850,000	5,873,152	5,873,152
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	Junior Secured Loan — Term Loans (Second Lien) 12.5%, Due 5/13	3,000,000	3,021,907	3,021,907
Jones Stephens Corp.(6) Buildings and Real Estate(4)	Senior Secured Loan — Term Loan 8.8%, Due 9/12	10,245,530	10,217,367	10,217,367
JW Aluminum Company(6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan — Term Loan (2nd Lien) 11.1%, Due 12/13	5,371,429	5,390,350	5,210,286
Kepler Holdings Limited(3) Insurance	Senior Secured Loan — Loan 10.3%, Due 6/09	3,000,000	3,000,000	2,985,000
Kepler Holdings Limited(3)(6) Insurance	Senior Secured Loan — Loan 10.3%, Due 6/09	2,000,000	2,020,139	1,990,000
KIK Custom Products Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 9.8%, Due 12/14	5,000,000	5,000,000	3,400,000
La Paloma Generating Company, LLC Utilities	Junior Secured Loan — Loan (Second Lien) 8.3%, Due 8/13	2,000,000	2,017,210	1,890,000
LBREP/L-Suncal Master I LLC Buildings and Real Estate(4)	Junior Secured Loan — Term Loan (Third Lien) 13.8%, Due 2/12	2,254,068	2,254,068	2,006,120
LBREP/L-Suncal Master I LLC(6) Buildings and Real Estate(4)	Senior Secured Loan — Term Loan (First Lien) 8.2%, Due 1/10	3,920,000	3,842,022	3,567,200
LBREP/L-Suncal Master I LLC(6) Buildings and Real Estate(4)	Junior Secured Loan — Term Loan (Second Lien) 12.2%, Due 1/11	2,000,000	1,918,000	1,780,000
Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — First Lien Term Loan 8.6%, Due 8/12	2,955,000	2,955,000	2,955,000
Levlad, LLC & Arbonne International, LLC(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Term Loan 7.2%, Due 3/14	2,898,451	2,898,451	2,266,589
LN Acquisition Corp. (Lincoln Industrial)(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Initial Term Loan (Second Lien) 10.9%, Due 1/15	2,000,000	2,000,000	1,970,000
LPL Holdings, Inc.(6) Finance	Senior Secured Loan — Tranche D Term Loan 6.8%, Due 6/13	5,338,639	5,376,752	5,131,767
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 12.7%, Due 6/13	1,000,000	1,000,000	1,000,000
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 9.4%, Due 12/12	5,960,018	5,940,018	5,960,018
Murray Energy Corporation(6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Tranche B Term Loan (First Lien) 7.9%, Due 1/10	1,969,620	1,979,459	1,890,835
National Interest Security Company, L.L.C.(6) Aerospace and Defense	Senior Secured Loan — Term Loan 9.7%, Due 12/12	5,000,000	5,000,000	5,000,000
Northeast Biofuels, LP(6) Farming and Agriculture	Senior Secured Loan — Construction Term Loan 8.5%, Due 6/13	1,365,854	1,368,725	1,229,268
Northeast Biofuels, LP(6) Farming and Agriculture	Senior Secured Loan — Synthetic LC Term Loan 8.1%, Due 6/13	536,585	537,713	482,927

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan — Incremental Term Loan Add On 8.5%, Due 6/11	856,741	856,741	856,741
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan — Term Loan 8.4%, Due 6/11	4,236,111	4,211,616	4,211,616
Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Unsecured Bond — 10.500% - 04/2015 - 705908AA9 10.5%, Due 4/15	2,000,000	2,000,000	2,000,000
Pegasus Solutions, Inc.(6) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan — Term Loan 8.1%, Due 4/13	5,755,000	5,755,000	5,755,000
Primus International Inc.(6) Aerospace and Defense	Senior Secured Loan — Term Loan 7.7%, Due 6/12	3,259,279	3,265,878	3,177,797
QA Direct Holdings, LLC(6) Printing and Publishing	Senior Secured Loan — Term Loan 9.6%, Due 8/14	4,987,469	4,938,587	4,950,063
Resco Products, Inc.(6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan — 2nd Lien Term Loan 13.1%, Due 6/14	5,000,000	4,928,938	4,928,938
Rhodes Companies, LLC, The(6) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Term Loan 8.3%, Due 11/10	1,878,788	1,780,166	1,647,077
Rhodes Companies, LLC, The(6) Buildings and Real Estate(4)	Junior Secured Loan — Second Lien Term Loan 12.6%, Due 11/11	2,000,000	2,011,185	1,266,680
San Juan Cable, LLC(6) Broadcasting and Entertainment	Junior Secured Loan — Second Lien Term Loan 10.7%, Due 10/13	3,000,000	2,978,999	2,782,500
Schneller LLC(6) Aerospace and Defense	Senior Secured Loan — First Lien Term Loan 8.7%, Due 6/13	4,975,000	4,927,882	4,950,125
Seismic Micro-Technology, Inc. (SMT)(6) Electronics	Senior Secured Loan — Term Loan 7.6%, Due 6/12	995,000	992,532	992,532
Seismic Micro-Technology, Inc. (SMT)(6) Electronics	Senior Secured Loan — Term Loan 7.6%, Due 6/12	1,492,500	1,488,798	1,488,798
Sorenson Communications, Inc.(6) Electronics	Senior Secured Loan — Tranche C Term Loan 7.4%, Due 8/13	2,791,551	2,807,105	2,720,897
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	Senior Secured Loan — Term Loan (First Lien) 7.3%, Due 6/14	5,970,000	5,970,000	5,970,000
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 11.8%, Due 12/14	7,500,000	7,500,000	7,500,000
Standard Steel, LLC(6) Cargo Transport	Senior Secured Loan — Delayed Draw Term Loan 7.4%, Due 7/12	825,699	831,324	831,324
Standard Steel, LLC(6) Cargo Transport	Senior Secured Loan — Initial Term Loan 7.3%, Due 7/12	4,097,298	4,125,208	4,125,208
Standard Steel, LLC(6) Cargo Transport	Junior Secured Loan — Loan (Second Lien) 10.8%, Due 7/13	1,750,000	1,760,240	1,760,240
Stolle Machinery Company(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Loan (Second Lien) 11.4%, Due 9/13	1,000,000	1,015,115	975,000
Stolle Machinery Company(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — First Lien Term Loan 7.9%, Due 9/12	1,975,000	1,985,124	1,945,375
TLC Funding Corp.(6) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 9.9%, Due 5/12	3,930,000	3,850,590	3,959,475
TPF Generation Holdings, LLC(6) Utilities	Junior Secured Loan — Second Lien Term Loan 9.1%, Due 12/14	2,000,000	2,033,096	1,890,000
TransAxle LLC Automobile	Senior Secured Loan — Revolver 8.2%, Due 8/11	490,909	486,678	488,832
TransAxle LLC(6) Automobile	Senior Secured Loan — Term Loan 9.2%, Due 9/12	2,812,500	2,812,500	2,812,500
TUI University, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 8.1%, Due 10/14	3,990,000	3,794,292	3,810,450

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Portfolio Company/Principal Business	Investment Interest Rate(1)/ Maturity	Principal	Cost	Value(2)
Twin-Star International, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 7.8%, Due 4/13	4,975,000	4,975,000	4,975,000
United Maritime Group, LLC (fka Teco Transport Corporation)(6) Cargo Transport	Junior Secured Loan — Term Loan (Second Lien) 12.8%, Due 12/13	4,500,000	4,500,000	4,511,250
United Maritime Group, LLC (fka Teco Transport Corporation)(6) Cargo Transport	Senior Secured Loan — 1st Lien Term Loan 9.0%, Due 12/12	2,000,000	2,000,000	2,000,000
Water PIK, Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Loan (First Lien) 8.2%, Due 6/13	2,985,000	2,965,778	2,925,300
Wesco Aircraft Hardware Corp.(6) Aerospace and Defense	Junior Secured Loan — Second Lien Term Loan 10.6%, Due 3/14	4,132,887	4,166,447	4,132,887
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment — 11.000% — 02/2015 — 97654JAB9 11.0%, Due 2/15	5,000,000	4,762,014	5,000,000
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment — 11.000% — 02/2015 — 97654JAA1 11.0%, Due 2/15	10,000,000	10,000,000	10,000,000
Wolf Hollow I, LP(6) Utilities	Junior Secured Loan — Term Loan (Second Lien) 9.3%, Due 12/12	2,683,177	2,688,724	2,555,726
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan — Acquisition Term Loan 7.1%, Due 6/12	783,980	772,832	733,021
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan — Synthetic Letter of Credit 7.1%, Due 6/12	668,412	658,900	618,280
Wolf Hollow I, LP(6) Utilities	Senior Secured Loan — Synthetic Revolver Deposits 7.1%, Due 6/12	167,103	164,727	154,570
X-Rite, Incorporated(6) Electronics	Senior Secured Loan — Term Loan (First Lien) 8.5%, Due 10/12	1,995,000	1,985,328	1,985,025
X-Rite, Incorporated(6) Electronics	Junior Secured Loan — Loan (Second Lien) 12.4%, Due 10/13	1,000,000	1,000,000	1,000,000
Total Investment in Debt Securities and Bonds (158% of net asset value at fair value)		$426,014,170	$423,439,764	$410,954,082

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

Equity portfolio

Portfolio Company/Principal Business	Investment		Percentage Interest	Cost	Value(2)
Aerostructures Holdings L.P. Aerospace and Defense	Partnership Interest		1.2%	$1,000,000	$1,000,000
eInstruction Acquisition, LLC Healthcare, Education and Childcare	Membership Units		1.1%	1,069,810	1,069,810
FP WRCA Coinvestment Fund VII, Ltd.(3) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares		0.7%	1,500,000	1,500,000
Park Avenue Coastal Holding, LLC Buildings and Real Estate(4)	Common Interests		2.0%	1,000,000	803,000
Coastal Concrete Southeast, LLC Buildings and Real Estate(4)(7)	Warrants	(8)	0.9%	474,140	379,440
Total Investment in Equity Securities (2% of net asset value at fair value)				$5,043,950	$4,752,250

CLO Fund securities

Portfolio Company / Principal Business	Investment	Percentage Interest	Cost	Value (2)
Grant Grove CLO, Ltd.(3)	Subordinated Securities	22.2%	$4,415,580	$4,250,000
Katonah III, Ltd.(3)	Preferred Shares	23.1%	4,500,000	2,810,000
Katonah IV, Ltd.(3)	Preferred Shares	17.1%	3,150,000	2,420,000
Katonah V, Ltd.(3)	Preferred Shares	26.7%	3,320,000	420,000
Katonah VII CLO Ltd.(3)(9)	Subordinated Securities	16.4%	4,500,000	3,950,000
Katonah VIII CLO Ltd(3)(9)	Subordinated Securities	10.3%	3,400,000	3,290,000
Katonah IX CLO Ltd(3)(9)	Preferred Shares	6.9%	2,000,000	2,000,000
Katonah X CLO Ltd(3)(9)	Subordinated Securities	33.3%	10,775,684	11,880,000
Total Investment in CLO Fund Securities (12% of of net asset value at fair value)			$36,061,264	$31,020,000
Katonah Debt Advisors Asset Management Company	Membership Interests	100.0%	$33,394,995	$58,510,360
PKSI Distressed Investments	Class A Shares	100.0%	71,500	71,500
PKSI Distressed Investments	Class B Shares	35.0%	3,500	3,500
Total Investment in Portfolio Companies (23% of net asset value at fair value)			$33,469,995	$58,585,360
Total Investments(5)			$498,014,973	$505,311,692

(1)	A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which resets semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at December 31, 2007.
(2)	Reflects the fair market value of all existing investments as of December 31, 2007, as determined by our Board of Directors.

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2007

(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2007, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CLO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $500 million. The aggregate gross unrealized appreciation is approximately $27 million and the aggregate gross unrealized depreciation is approximately $20 million.
(6)	Pledged as collateral for the secured revolving credit facility (see Note 6 to the financial statements).
(7)	Non-income producing.
(8)	Warrants having a strike price of $0.01 and expiration date of March 2017.
(9)	An affiliate CLO Fund managed by Katonah Debt Advisors.

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2006

Debt securities and bond portfolio

Portfolio Company/Principal Business	InvestmentInterest Rate(1)/ Maturity	Principal	Cost	Value (2)
AGA Medical Corporation Healthcare, Education and Childcare	Senior Secured Loan — Tranche B Term Loan 7.4%, Due 4/13	$3,826,751	$3,823,346	$3,823,346
Astoria Generating Company Acquisitions, LLC Utilities	Junior Secured Loan — Second Lien Term Loan C 9.1%, Due 8/13	2,000,000	2,000,000	2,000,000
Atlantic Marine Holding Company Cargo Transport	Senior Secured Loan — Term Loan 7.9%, Due 8/13	1,990,000	2,004,839	2,004,839
Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Senior Secured Loan — First Lien Term Loan 8.1%, Due 7/12	1,995,000	2,009,860	2,009,860
Bay Point Re Limited(3) Insurance	Senior Secured Loan — Term Loan 9.9%, Due 12/10	3,000,000	3,026,001	3,026,001
Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan — Revolver 11.4%, Due 11/11	375,000	375,000	375,000
Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan — Term Loan A 11.4%, Due 11/11	4,000,000	4,000,000	4,000,000
Capital Automotive REIT Automobile	Senior Secured Loan — Term Loan 7.1%, Due 12/10	3,721,052	3,730,265	3,730,265
Caribe Information Investments Incorporated Printing and Publishing	Senior Secured Loan — Term Loan 7.6%, Due 3/13	6,315,895	6,310,527	6,310,527
Cast & Crew Payroll, LLC (Payroll Acquisition) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan — Initial Term Loan 8.6%, Due 9/12	7,000,000	7,034,764	7,034,764
Clarke American Corp. Printing and Publishing	Senior Secured Loan — Term Loan B 8.6%, Due 12/11	2,478,134	2,508,872	2,508,872
Clayton Holdings, Inc Finance	Senior Secured Loan — Term Loan 8.4%, Due 12/11	811,555	815,586	815,586
Concord Re Limited(3) Insurance	Senior Secured Loan — Term Loan 9.6%, Due 2/12	3,000,000	3,029,779	3,029,779
CST Industries, Inc. Diversified/Conglomerate Manufacturing	Senior Secured Loan — Term Loan 8.5%, Due 8/13	997,500	1,001,219	1,001,219
Dayco Products LLC—(Mark IV Industries, Inc.) Automobile	Junior Secured Loan — Second Lien Term Loan 11.1%, Due 12/11	500,000	501,861	501,861
Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics	Junior Secured Loan — Second Lien Term Loan 10.9%, Due 10/13	1,000,000	1,011,187	1,011,187
Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics	Junior Secured Loan — Third Lien Term Loan 12.9%, Due 4/14	1,500,000	1,518,652	1,518,652
Delta Educational Systems, Inc. Healthcare, Education and Childcare	Senior Secured Loan — Term Loan 8.9%, Due 6/12	2,985,987	2,985,987	2,985,987
Fasteners For Retail, Inc. Diversified/Conglomerate Manufacturing	Senior Secured Loan — Term Loan 8.1%, Due 12/12	5,000,000	5,000,000	5,000,000
First American Payment Systems, L.P. Finance	Senior Secured Loan — Term Loan 8.6%, Due 10/13	3,990,000	3,990,000	3,990,000
Flatiron Re Ltd.(2) Insurance	Senior Secured Loan — Closing Date Term Loan 9.6%, Due 12/10	4,042,105	4,082,142	4,082,142
Flatiron Re Ltd.(2) Insurance	Senior Secured Loan — Delayed Draw Term Loan 9.6%, Due 12/10	1,957,895	1,977,287	1,977,287
Gentiva Health Services, Inc. Healthcare, Education and Childcare	Senior Secured Loan — Term Loan 7.7%, Due 3/13	1,848,649	1,848,649	1,848,649

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2006

Portfolio Company/Principal Business	InvestmentInterest Rate(1)/ Maturity	Principal	Cost	Value (2)
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche A Credit-Linked Deposit 5.3%, Due 6/11	1,257,143	1,207,290	1,207,290
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche B Term Loan 8.4%, Due 6/11	2,729,143	2,620,917	2,620,917
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Junior Secured Loan — Second Lien Term Loan 12.4%, Due 6/12	1,000,000	851,051	851,051
Gleason Works Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — First Lien US Term Loan 7.9%, Due 6/13	1,878,788	1,888,127	1,888,127
Hawkeye Renewables, LLC Farming and Agriculture	Senior Secured Loan — First Lien Term Loan 9.4%, Due 6/12	2,992,481	2,908,240	2,908,240
HCA Inc. Healthcare, Education and Childcare	Senior Secured Loan — Tranche B Term Loan 8.1%, Due 11/13	4,000,000	4,037,307	4,037,307
HealthSouth Corporation Healthcare, Education and Childcare	Senior Secured Loan — Term Loan B 8.6%, Due 3/13	2,985,000	2,996,125	2,996,125
Infiltrator Systems, Inc. Ecological	Senior Secured Loan — Term Loan 8.9%, Due 9/12	4,000,000	3,985,099	3,985,099
Intrapac Corporation/Corona Holdco Containers, Packaging and Glass	Senior Secured Loan — 1st Lien Term Loan 8.4%, Due 5/12	3,854,545	3,864,114	3,864,114

Intrapac Corporation/Corona Holdco Containers, Packaging and Glass	Junior Secured Loan — 2nd Lien Term Loan 12.4%, Due 5/13	1,000,000	1,004,970	1,004,970
IPC Systems, Inc. Diversified/Conglomerate Service	Junior Secured Loan — Second Lien Term Loan 11.9%, Due 9/14	2,500,000	2,500,000	2,500,000
Jones Stephens Corp. Buildings and Real Estate(4)	Senior Secured Loan — Term Loan 9.2%, Due 9/12	7,000,000	6,965,235	6,965,235
JW Aluminum Company Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan — Term Loan (2nd Lien) 11.6%, Due 12/13	2,000,000	2,000,000	2,000,000
La Paloma Generating Company, LLC Utilities	Junior Secured Loan — Second Lien Term Loan 8.9%, Due 8/13	2,000,000	2,000,000	2,000,000
LBREP/L-Suncal Master I LLC Buildings and Real Estate(4)	Senior Secured Loan — 1st Lien 8.6%, Due 1/10	3,960,000	3,842,676	3,842,676
LBREP/L-Suncal Master I LLC Buildings and Real Estate(4)	Junior Secured Loan — 2nd Lien 12.6%, Due 1/11	2,000,000	1,891,032	1,891,032
Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer	Senior Secured Loan — First Lien Term Loan 9.2%, Due 8/12	2,985,000	2,985,000	2,985,000
Levlad LLC & Arbonne International LLC Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — First Lien Term Loan 8.4%, Due 6/13	1,946,667	1,956,351	1,956,351
Longyear Canada, ULC (Boart Longyear)(3) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — 1st Lien Canadian Borrower Term Loan 8.6%, Due 10/12	245,603	245,603	245,603
Longyear Global Holdings, Inc. (Boart Longyear) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — First DrillCorp (DDTL) 8.6%, Due 10/12	264,495	264,495	264,495
Longyear Global Holdings, Inc. (Boart Longyear) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — First Lien US Term Loan 8.6%, Due 10/12	2,450,264	2,450,264	2,450,264
LPL Holdings, Inc. Finance	Senior Secured Loan — Tranche C Term Loan 8.1%, Due 6/13	5,392,462	5,414,881	5,414,881
LSP Kendall Energy, LLC Utilities	Senior Secured Loan — Term Loan 7.4%, Due 10/13	1,922,988	1,913,428	1,913,428
MCCI Group Holdings, LLC Healthcare, Education and Childcare	Junior Secured Loan — Second Lien Term Loan 14.3%, Due 6/13	1,000,000	1,000,000	1,000,000

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2006

Portfolio Company/Principal Business	InvestmentInterest Rate(1)/ Maturity	Principal	Cost	Value (2)
MCCI Group Holdings, LLC Healthcare, Education and Childcare	Senior Secured Loan — Term Loan 10.8%, Due 12/12	4,000,000	4,000,000	4,000,000
Metaldyne Corporation Automobile	Senior Secured Loan — Term D 10.1%, Due 12/09	1,997,475	1,997,475	1,997,475
Michaels Stores, Inc. Retail Stores	Senior Secured Loan — Term Loan 8.4%, Due 10/13	1,958,333	1,958,333	1,958,333
Mirant North America, LLC Utilities	Senior Secured Loan — Term Loan 7.1%, Due 1/13	3,960,000	3,950,163	3,950,163
Murray Energy Corporation Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Tranche B Term Loan 8.4%, Due 1/10	1,989,873	2,004,614	2,004,614
Northeast Biofuels, LLC Farming and Agriculture	Senior Secured Loan — Construction Term Loan 8.6%, Due 6/13	1,365,854	1,369,248	1,369,248
Northeast Biofuels, LLC Farming and Agriculture	Senior Secured Loan — Synthetic LC 8.6%, Due 6/13	634,146	635,722	635,722
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan — Term Loan 8.6%, Due 6/11	4,756,944	4,721,569	4,721,569
Primus International Inc. Aerospace and Defense	Senior Secured Loan — Term Loan 7.9%, Due 6/12	3,292,188	3,300,360	3,300,360
Rhodes Companies, LLC (The) Buildings and Real Estate(4)	Junior Secured Loan — Second Lien Term Loan 12.9%, Due 11/11	2,000,000	1,910,700	1,910,700
Sorenson Communications, Inc. Electronics	Senior Secured Loan — Tranche B Term Loan 8.4%, Due 8/13	2,978,525	2,997,041	2,997,041
Standard Steel, LLC Cargo Transport	Senior Secured Loan — Delayed Draw Term Loan 1.0%, Due 6/12	—	4,965	4,965
Standard Steel, LLC Cargo Transport	Senior Secured Loan — Initial Term Loan 7.9%, Due 6/12	3,316,667	3,341,369	3,341,369
Standard Steel, LLC Cargo Transport	Junior Secured Loan — Second Lien Term Loan 11.4%, Due 6/13	1,000,000	1,009,941	1,009,941
Stolle Machinery Company Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan — First Lien Term Loan 7.9%, Due 9/12	1,995,000	2,007,386	2,007,386
Stratus Technologies, Inc. Electronics	Senior Secured Loan — First Lien Term Loan 8.4%, Due 3/11	1,990,000	1,985,070	1,985,070
Thermal North America, Inc. Utilities	Senior Secured Loan — Credit Linked Deposit 8.1%, Due 10/08	400,000	401,469	401,469
Thermal North America, Inc. Utilities	Senior Secured Loan — Term Loan 8.1%, Due 10/08	3,600,000	3,617,627	3,617,627
TLC Funding Corp. Healthcare, Education and Childcare	Senior Secured Loan — First Lien Term Loan 12.3%, Due 5/12	3,970,000	3,871,451	3,871,451
TransAxle LLC Automobile	Senior Secured Loan — Revolver 8.9%, Due 9/12	—	—	—
TransAxle LLC Automobile	Senior Secured Loan — Term Loan 8.9%, Due 9/12	2,962,500	2,962,500	2,962,500
United Air Lines, Inc. Personal Transportation	Senior Secured Loan — Delayed Draw Tranche B Loan 9.1%, Due 2/12	750,000	750,000	750,000
United Air Lines, Inc. Personal Transportation	Senior Secured Loan — Tranche B Term Loan 9.1%, Due 2/12	3,250,000	3,250,000	3,250,000
Valleycrest Holding Co. (VCC Holdco) Diversified/Conglomerate Service	Junior Secured Loan — Second Lien Term Loan 10.9%, Due 4/14	1,000,000	1,007,461	1,007,461
Water Pik Technologies, Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — First Lien Term Loan 7.6%, Due 6/13	902,313	902,313	902,313
Water Pik Technologies, Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Second Lien Term Loan 11.9%, Due 12/13	2,500,000	2,512,432	2,512,432

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2006

Portfolio Company/Principal Business	InvestmentInterest Rate(1)/ Maturity	Principal	Cost	Value (2)
Wesco Aircraft Hardware Corp. Aerospace and Defense	Junior Secured Loan — Second Lien Term Loan 11.1%, Due 3/14	2,000,000	2,044,763	2,044,763
WM. Bolthouse Farms, Inc. Beverage, Food and Tobacco	Senior Secured Loan — Term Loan (First Lien) 7.6%, Due 12/12	2,592,462	2,586,023	2,586,023
Wolf Hollow I, LP Utilities	Senior Secured Loan — Acquisition Term Loan 7.6%, Due 6/12	792,335	778,545	778,545
Wolf Hollow I, LP Utilities	Senior Secured Loan — Synthetic Letter of Credit 7.6%, Due 6/12	668,412	656,779	656,779
Wolf Hollow I, LP Utilities	Senior Secured Loan — Synthetic Revolver Deposits 7.6%, Due 6/12	167,103	164,195	164,195
Wolf Hollow I, LP Utilities	Junior Secured Loan — Term Loan (Second Lien) 9.9%, Due 12/12	2,683,177	2,689,842	2,689,842
Total Investment in Debt Securities and Bonds (74% of net asset value at fair value)		$191,173,409	$190,767,384	$190,767,384

CLO Fund securities

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Katonah III, Ltd.(3)	Preferred Shares	23.1%	$4,500,000	$4,500,000
Katonah IV, Ltd.(3)	Preferred Shares	17.1%	3,150,000	3,150,000
Katonah V, Ltd.(3)	Preferred Shares	26.7%	3,320,000	3,320,000
Katonah VII CLO Ltd.(3),(6)	Subordinated Securities	16.4%	4,500,000	4,500,000
Katonah VIII CLO Ltd.(3),(6)	Subordinated Securities	10.3%	3,400,000	3,400,000
Katonah IX CLO Ltd. [3,6]	Preferred Shares	6.9%	2,000,000	2,000,000
Total Investment in CLO Fund Securities (8% of net asset value at fair value)			$20,870,000	$20,870,000
Katonah Debt Advisors Asset Management Company	Membership Interests	100.0%	$33,394,995	$37,574,995
Total Investment in Portfolio Companies (15% of net asset value at fair value)			$33,394,995	$37,574,995
Total Investments(5)			$245,032,379	$249,212,379

(1)	A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which resets semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at December 31, 2006.
(2)	Reflects the fair market value of all existing investments as of December 31, 2006, as determined by our Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2006, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CLO funds.

Kohlberg Capital Corporation
Schedules of investments
As of December 31, 2006

(5)	The aggregate cost of investments for federal income tax purposes is approximately $245 million. The aggregate gross unrealized appreciation is approximately $4 million and there is no gross unrealized depreciation.
(6)	An affiliate CLO Fund managed by Katonah Debt Advisors.

Kohlberg Capital Corporation

Financial highlights
($ per share)

	For the year ended December 31, 2007	For the period December 11, 2006 (inception) through December 31, 2006
Per Share Data:
Net asset value, at beginning of period	$14.29	$15.00
Underwriting costs	—	(0.97)
Post-IPO net asset value	14.29	14.03
Net investment income(1)	1.27	0.02
Net realized gains	0.01	—
Net change in unrealized appreciation on investments	0.12	0.24
Distribution from net investment income and realized gains — taxable	(1.31)	—
Distribution from net investment income and realized gains — tax return of capital	(0.09)	—
Net increase (decrease) in net assets resulting from operations	—	0.26
Issuance of common stock under dividend reinvestment plan	0.06	—
Stock based compensation expense	0.03	—
Net asset value, end of period	$14.38	$14.29
Total net asset value return(2)	10.4%	1.9%
Ratio/Supplemental Data:
Per share market value at beginning of period	$17.30	$15.00
Per share market value at end of period	$12.00	$17.30
Total market return(3)	(22.5)%	15.3%
Shares outstanding at end of period	18,017,699	17,946,333
Net assets at end of period	$259,068,164	$256,000,423
Portfolio turnover rate	24.5%	0.3	%(4)
Average debt outstanding	$105,616,438	$—
Average debt outstanding per share	$5.86	$—
Ratio of net investment income to average net assets	8.5%	4.4	%(5)
Ratio of total expenses to average net assets	5.9%	4.6	%(5)
Ratio of interest expense to average net assets	2.7%	—%(5)
Ratio of non-interest expenses to average net assets	3.2%	6.3	%(5)

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus dividends, divided by the beginning net asset value per share.
(3)	Total market return (not annualized) equals the change in the ending market value over the beginning of period price per share plus dividends, divided by the beginning price.
(4)	Not annualized.
(5)	Annualized.

Kohlberg Capital Corporation
Notes to financial statements

1. ORGANIZATION

Kohlberg Capital Corporation (“Kohlberg Capital” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. The Company originates, structures and invests in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. The Company defines the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”), of $10 million to $50 million and/or total debt of $25 million to $150 million. The Company was formed as a Delaware LLC on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering, converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its initial public offering (“IPO”), the Company did not have material operations. The Company’s IPO of 14,462,000 shares of common stock raised net proceeds of approximately $200 million. Prior to the IPO, the Company issued 3,484,333 shares to affiliates of Kohlberg & Co., LLC (“Kohlberg & Co.”), a leading middle market private equity firm, in exchange for the contribution of their ownership interests in Katonah Debt Advisors and in securities issued by collateralized loan obligation funds (“CLO Funds”) managed by Katonah Debt Advisors and two other asset managers to the Company. Katonah Debt Advisors manages CLO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments. As of December 31, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. The Company also expects to continue to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. The Company’s investment portfolio as well as the investment portfolios of the CLO Funds in which it has invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

The Company has elected to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, the Company generally will not have to pay corporate-level taxes on any income that it distributes to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements include the accounts of the Company and the accounts of its special purpose financing subsidiary, Kohlberg Capital Funding LLC I. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest (Katonah Debt Advisors and its affiliates currently is the only company in which the Company has a controlling interest) or its special purpose financing subsidiary.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make significant estimates and

Kohlberg Capital Corporation
Notes to financial statements

assumptions that affect reported amounts and disclosure in the financial statements, including the fair value of investments that do not have a readily available market value valued at approximately $505 million (approximately 95% of total assets) and $249 million (approximately 88% of total assets) as of December 31, 2007 and 2006, respectively. Actual results could differ from those estimates and the differences could be material.

Certain reclassifications were made to prior year’s presentation to conform to the current year.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are computed using the specific identification method.

Loans and Debt Securities.  For loans and debt securities for which market quotations are readily available, such as broadly syndicated term loans and bonds, fair value generally is equal to the market price for those loans and securities. For loans and debt securities for which a market quotation is not readily available, such as middle market term loans and mezzanine debt investments, fair value is determined by evaluating the borrower’s enterprise value and other methodologies generally used to determine fair value. The analysis of enterprise value or overall financial condition or other factors or methodologies may lead to a determination of fair value at a different amount other than cost; as a general rule, the Company will value such loans or debt securities at cost, however such loans and debt securities will be subject to fair value write-downs when the asset is considered impaired.

Equity and Equity-Related Securities.  The Company’s equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The value of the Company’s equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security. The Company’s investment in its wholly-owned asset management company, Katonah Debt Advisors, is valued based on standard measures such as the percentage of assets under management and a multiple of operating income used to value other asset management companies.

CLO Fund Securities.  The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies (collectively “CLO Investments”). The Company distinguishes CLO funds managed by Katonah Debt Advisors as “CLO fund securities managed by affiliate.” The Company’s CLO Investments relate exclusively to credit instruments issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages, or consumer borrowings. It is the Company’s intention that its aggregate CLO Investments not exceed 10% of the Company’s total investment portfolio. As of December 31, 2007, CLO Investments represented approximately 6% of the Company’s investment portfolio.

The Company’s investments in CLO Fund securities are carried at fair value, which is based either on (i) the net asset value of the CLO Fund for CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, or (ii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the

Kohlberg Capital Corporation
Notes to financial statements

characteristics of the underlying cash flow and comparable yields for similar bonds or preferred shares to those in which the Company has invested. The Company recognizes unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the CLO Investment. The Company determines the fair value of our investments in CLO Fund securities on an individual security-by-security basis.

Valuation of Portfolio Investments.  Kohlberg Capital’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Duff & Phelps, LLC, an independent valuation firm, provided third party valuation consulting services to the Company’s Board of Directors which consisted of certain limited procedures that the Company’s Board of Directors identified and requested them to perform. For the year ended December 31, 2007, the Company’s Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on 21 investments comprising approximately 44% of the total investments at fair value as of December 31, 2007 for which market quotations are not readily available. Upon completion of the limited procedures, Duff & Phelps, LLC concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

The Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Cash and Cash Equivalents.  The Company defines cash equivalents as demand deposits. Cash and cash equivalents are carried at cost which approximates fair value.

Restricted Cash.  Restricted cash consists mostly of cash held in an operating account pursuant to the Company’s secured revolving credit facility agreement with its lender.

Interest Income.  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan on non-accrual status and ceases recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. At December 31, 2007, no loans or debt securities were past due or on non-accrual status.

Dividends from Affiliate Asset Manager.  The Company records dividend income from its affiliate asset manager on the declaration date.

Dividend Income from CLO Fund Securities.  The Company generates dividend income from its investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. The Company’s CLO Fund securities are subordinate to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

Kohlberg Capital Corporation
Notes to financial statements

The Company makes estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjusts such accruals on a quarterly basis to reflect actual distributions.

Capital Structuring Service Fees.  The Company may earn ancillary structuring and other fees related to the origination and or investment in debt and investment securities.

Debt Issuance Costs.  Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing. At December 31, 2007, there was an unamortized debt issuance cost of approximately $2 million included in other assets in the accompanying balance sheet. Amortization expense for the year ended December 31, 2007 was approximately $319,000. The Company had no borrowing facility in place or amortization of debt issuance costs at and for the period ended December 31, 2006.

Dividends.  Dividends and distributions to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and fiscal year.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

3. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted net increase in stockholders’ equity per share for the years ended December 31, 2007:

	Year ended December 31, 2007	For the period December 11, 2006 (inception) through December 31, 2006
Numerator for basic and diluted net increase in stockholders’ equity resulting from operations per share	$26,141,985	$4,670,540
Denominator for basic weighted average shares	17,977,348	17,946,333
Dilutive effect of stock options	—	—
Denominator for diluted weighted average shares(1)	17,977,348	17,946,333
Basic net increase (decrease) in stockholders’ equity resulting from operations per share	$1.45	$0.26
Diluted net increase (decrease) in stockholders’ equity resulting from operations per share	$1.45	$0.26

(1)	All stock options outstanding are anti-dilutive.

Kohlberg Capital Corporation
Notes to financial statements

4. INVESTMENTS

The Company invests in senior secured loans and mezzanine debt and, in the future and to a lesser extent, equity capital of middle market companies in a variety of industries. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt. However, the Company may invest in other industries if it is presented with attractive opportunities.

The following table shows the Company’s portfolio by security type at December 31, 2007 and December 31, 2006:

	December 31, 2007			December 31, 2006
Security type	Cost	Fair value	%(1)	Cost	Fair value	%(1)
Senior Secured Loan	$265,390,844	$260,138,674	100%	$163,313,492	$163,313,492	64%
Junior Secured Loan	120,620,715	113,259,293	44	27,453,892	27,453,892	10
Mezzanine Investment	32,418,975	33,066,115	12	—	—	—
Senior Subordinated Bond	3,009,230	2,490,000	1	—	—	—
Senior Unsecured Bond	2,000,000	2,000,000	1	—	—	—
CLO Fund Securities	36,061,264	31,020,000	12	20,870,000	20,870,000	8
Equity Securities	5,043,950	4,752,250	2	—	—	—
Affiliate Asset Managers	33,469,995	58,585,360	23	33,394,995	37,574,995	15
Total	$498,014,973	$505,311,692	195%	$245,032,379	$249,212,379	97%

(1)	Calculated as a percentage of net asset value at fair value.

The unaudited industry concentrations, based on the fair value of the Company’s investment portfolio as of December 3, 2007 and December 31, 2006, were as follows:

	December 31, 2007			December 31, 2006
Security type	Cost	Fair value	%(1)	Cost	Fair value	%(1)
Aerospace and Defense	$32,583,716	$32,481,819	13%	$10,066,692	$10,066,692	4%
Asset Management Companies(2)	33,469,995	58,585,360	23	33,394,995	37,574,995	15
Automobile	5,286,731	5,147,010	2	9,192,101	9,192,101	4
Beverage, Food and Tobacco	—	—	—	2,586,023	2,586,023	1
Broadcasting and Entertainment	2,978,999	2,782,500	1	—	—	—
Buildings and Real Estate(3)	37,726,396	34,944,226	13	19,288,901	19,288,901	7
Cargo Transport	14,967,369	14,958,789	6	6,361,114	6,361,114	2
Chemicals, Plastics and Rubber	3,956,582	3,220,000	1	—	—	—
CLO Fund Securities	36,061,264	31,020,000	12	20,870,000	20,870,000	8
Containers, Packaging and Glass	8,895,059	8,895,059	3	4,869,084	4,869,084	2
Diversified/Conglomerate Manufacturing	8,931,343	8,718,855	3	6,001,219	6,001,219	2

Kohlberg Capital Corporation
Notes to financial statements

	December 31, 2007			December 31, 2006
Security type	Cost	Fair value	%(1)	Cost	Fair value	%(1)
Diversified/Conglomerate Service	17,962,721	17,303,969	7	5,517,321	5,517,321	2
Ecological	3,937,850	3,937,850	2	3,985,099	3,985,099	1
Electronics	15,830,382	15,158,502	6	7,511,950	7,511,950	3
Farming and Agriculture	4,800,651	4,058,835	2	4,913,210	4,913,210	2
Finance	11,590,697	11,209,824	4	10,220,467	10,220,467	4
Healthcare, Education and Childcare	46,715,870	46,637,705	18	28,937,865	28,937,865	11
Home and Office Furnishings, Housewares, and Durable Consumer Goods	24,091,185	23,265,816	9	2,985,000	2,985,000	1
Hotels, Motels, Inns and Gaming	9,364,165	9,091,041	4	—	—	—
Insurance	24,346,884	23,941,763	9	12,115,209	12,115,209	5
Leisure, Amusement, Motion Pictures, Entertainment	18,402,600	18,402,600	7	7,034,764	7,034,764	3
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	39,573,338	39,483,418	15	6,855,875	6,855,875	3
Mining, Steel, Iron and Non-Precious Metals	16,338,446	16,069,759	6	4,004,614	4,004,614	2
Oil and Gas	5,997,874	5,960,000	2	—	—	—
Personal and Non Durable Consumer Products (Mfg. Only)	17,315,776	14,750,095	6	5,371,096	5,371,096	2
Personal, Food and Miscellaneous Services	13,918,651	13,765,201	5	—	—	—
Personal Transportation	—	—	—	4,000,000	4,000,000	2
Printing and Publishing	21,622,999	21,236,473	8	8,819,399	8,819,399	3
Retail Stores	4,962,500	4,813,625	2	1,958,333	1,958,333	1
Utilities	16,384,930	15,471,598	6	18,172,048	18,172,048	7
Total	$498,014,973	$505,311,692	195%	$245,032,379	$249,212,379	97%

(1)	Calculated as a percentage of net asset value at fair value.
(2)	Represents Katonah Debt Advisors and affiliates.
(3)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2007 and December 31, 2006, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities) or companies providing mortgage lending.

Kohlberg Capital Corporation
Notes to financial statements

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States, which investments (excluding the Company’s investments in CLO Funds) are not anticipated to be in excess of 10% of the investment portfolio at the time such investments are made. As a result of regulatory restrictions, the Company is not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

At December 31, 2007 and December 31, 2006, approximately 11% and 13%, respectively, of the Company’s investments were foreign assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S. and represented approximately 6% of its portfolio on such dates).

At December 31, 2007 and December 31, 2006, the Company’s ten largest portfolio companies represented approximately 29% and 35%, respectively, of the total fair value of its investments. The Company’s largest investment, Katonah Debt Advisors which is its wholly-owned portfolio company, represented 12% and 15% of the total fair value of the Company’s investments at December 31, 2007 and December 31, 2006, respectively. Excluding Katonah Debt Advisors and CLO Fund securities, our ten largest portfolio companies represent approximately 17% and 21% of the total fair value of our investments at December 31, 2007 and December 31, 2006, respectively.

Investment in CLO Fund securities

The Company typically makes a minority investment in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies. It is the Company’s intention that its aggregate CLO Investments not exceed 10% of the Company’s total investment portfolio. Preferred shares or subordinated securities issued by CLO Funds are entitled to recurring dividend distributions which generally equal the net remaining cash flow of the payments made by the underlying CLO Fund’s securities less contractual payments to senior bond holders and CLO Fund expenses. CLO Funds managed by Katonah Debt Advisors (“CLO fund securities managed by affiliate”) invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred stock. As of December 31, 2007, all of the CLO Funds in which the Company holds investments maintained the original issue credit ratings on all rated classes of their securities and were continuing to make cash payments to all classes of investors. As of December 31, 2007, our CLO Fund securities had an average annual cash yield of 28%. In addition, in connection with the closing of Katonah Debt Advisor’s most recent CLO Fund on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of the CLO Fund.

Prior to its IPO, the Company issued an aggregate of 1,258,000 common shares, having a value of approximately $19 million, to affiliates of Kohlberg & Co. to acquire certain subordinated securities and preferred stock securities issued by CLO Funds (Katonah III, Ltd., Katonah IV, Ltd., Katonah V, Ltd., Katonah VII CLO, Ltd., and Katonah VIII CLO, Ltd.) which had previously been raised and are managed by Katonah Debt Advisors and two other asset managers. During the year ended December 31,

Kohlberg Capital Corporation
Notes to financial statements

2007, the Company invested an additional $11 million in a new CLO Fund managed by Katonah Debt Advisors and another $4 million in a CLO Fund managed by a third party. The subordinated securities and preferred stock securities are considered equity positions in the CLO Funds and, as of December 31, 2007 and December 31, 2006, the Company had approximately $31 million and $21 million, respectively, of such CLO equity investments at fair value.

The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2007 was approximately $36 million and aggregate unrealized losses on the CLO Fund securities totaled approximately $5 million. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2006 was approximately $21 million and with no aggregate unrealized losses on the CLO Fund securities.

5. AFFILIATE ASSET MANAGERS

Wholly-owned asset manager

Prior to its IPO, the Company issued an aggregate of 2,226,333 common shares, having a value of approximately $33 million, to affiliates of Kohlberg & Co. to acquire Katonah Debt Advisors. As a result, Katonah Debt Advisors is a wholly-owned portfolio company. As of December 31, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management.

Katonah Debt Advisors manages CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. These CLO Funds do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. At December 31, 2007, Katonah Debt Advisors had approximately $2.1 billion of assets under management and the Company’s 100% equity interest in Katonah Debt Advisors was valued at approximately $59 million. As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees as well as a one-time structuring fee from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management, and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred stock.

The Company expects to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. By making investments in CLO Funds raised by Katonah Debt Advisors in the future, for which the Company expects to receive a current cash return, the Company can help Katonah Debt Advisors to raise these funds which in turn will increase its assets under management which will result in additional management fee income.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to the Company. Any distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager. As with all other investments, Katonah Debt Advisors’ fair value is periodically determined. The valuation is primarily based on an analysis of both a percentage of its assets under management and Katonah Debt Advisors’ estimated operating income. Any change in value from period to period is recognized as unrealized gain or loss.

As a separately regarded entity for tax purposes, Katonah Debt Advisors, L.L.C. is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to the Company would generally need to be distributed to the Company’s shareholders.

Kohlberg Capital Corporation
Notes to financial statements

Katonah Debt Advisors’ taxable net income will differ from GAAP net income for both deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences between lease cash payments to GAAP straight line expense and adjustments for the recognition and timing of depreciation, bonuses to employees, stock option expense, and interest rate caps. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Tax goodwill amortization was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, for tax purposes such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, resulting in an annual difference between GAAP income and taxable income by approximately $2 million per year over such period.

At December 31, 2007 a net amount due from affiliates totaled approximately $541,000 and at December 31, 2006, net amounts due to affiliates totaled approximately $88,000, respectively.

Summarized financial information for Katonah Debt Advisors follows:

	For the years ended December 31,
	2007	2006
Assets:
Current assets	$7,035,155	$2,860,329
Noncurrent assets	396,111	661,637
Total assets	$7,431,266	$3,521,966
Liabilities:
Current liabilities	4,254,202	2,602,755
Total liabilities	4,254,202	2,602,755

	For the year ended December 31, 2007	For the period December 11, 2006 (inception) through December 31, 2006
Gross revenue	$11,262,969	$200,610
Total expenses	(8,505,115)	(273,320)
Net income (loss)	$2,757,854	$(72,710)
Dividends declared	$500,000	$—

The Company intends to distribute the accumulated net income of Katonah Debt Advisors in the future.

Distressed debt platform

In December 2007, the Company committed to make an investment in a new distressed investment platform organized by Steven Panagos and Jonathan Katz and named Panagos and Katz Situational Investing (“PKSI”). Mr. Panagos was most recently national practice leader of Kroll Zolfo Cooper’s Corporate Advisory and Restructuring Practice and Mr. Katz was the founding partner of Special Situations Investing, a distressed investing vehicle of JP Morgan. The Company expects that funds managed by PKSI will invest in the debt and equity securities of companies that are restructuring due to

Kohlberg Capital Corporation
Notes to financial statements

financial or operational distress. The Company also expects that PKSI may selectively originate new credit facilities with borrowers that are otherwise unable to access traditional credit markets. The Company has committed to invest up to $2.5 million directly in PKSI through an investment in Class A shares. The Company has a 35% economic interest in PKSI through its investment in Class B shares on which it will receive its pro rata share of PKSI’s operating income and may make an investment of up to $25 million in the funds managed by PKSI on which the Company will receive investment income. PKSI may also source distressed debt opportunities in which we may make direct investments. As of December 31, 2007, the Company funded approximately $72,000 of our $2.5 million total commitment to PKSI which is an investment in the Class A shares of PKSI. As of December 31, 2007, PKSI had no significant operations.

6. BORROWINGS

The Company’s debt obligations consist of the following:

	At December 31,
	2007	2006
Secured revolving credit facility, $275 million commitment due October 1, 2012	$255,000,000	$—

On February 14, 2007, the Company entered into an arrangement under which the Company may obtain up to $200 million in financing (the “Facility”). On October 1, 2007, the Company amended the credit facility to increase the Company’s borrowing capacity from $200 million to $275 million, extend the maturity date from February 12, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. The interest rate is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. Interest is payable monthly.

Advances under the Facility are used by the Company primarily to make additional investments. The Company expects that the Facility will be secured by loans that it currently owns and the loans acquired by the Company with the advances under the Facility. The Company will borrow under the Facility through its wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I.

The weighted average daily debt balance for the year ended December 31, 2007 was approximately $106 million. For the year ended December 31, 2007, the weighted average interest rate on weighted average outstanding borrowings was approximately 5.5%, which excludes the amortization of deferred financing costs and facility and program fees on unfunded balances. The Company is in compliance with all its debt covenants. As of December 31, 2007, the Company had restricted cash balances of approximately $7 million which it maintained in accordance with the terms of the Facility. A portion of these funds, approximately $2 million, were released to the Company in January 2008.

7. DISTRIBUTABLE TAX INCOME

The Company intends to distribute quarterly dividends to its stockholders. The Company’s quarterly dividends, if any, will be determined by the Board of Directors. To maintain its RIC status, the Company must timely distribute an amount equal to at least 90% of its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of the assets legally available for distribution, for each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required. As of December 31, 2006, the Company’s undistributed taxable income was approximately

Kohlberg Capital Corporation
Notes to financial statements

$529,000. The Company has distributed this income in 2007. At December 31, 2007, the Company had no current or accumulated undistributed taxable income.

For the quarter ended December 31, 2007, the Company declared a dividend on December 14, 2007 of $0.39 per share for a total of approximately $7 million. The record date was December 24, 2007 and the dividend was distributed on January 24, 2008. Total dividends declared for the year ended December 31, 2007 were $1.40 per share for a total of approximately $25 million.

The following reconciles net increase in stockholders’ equity resulting from operations to taxable income for the year ended December 31, 2007:

Year ended December 31, 2007
Pre-tax net increase in stockholders’ equity resulting from operations	$26,141,985
Net unrealized gain on investments transactions not taxable	(3,116,719)
Expenses not currently deductible	540,159
Taxable income before deductions for distributions	$23,565,425
Taxable income before deductions for distributions per outstanding share	$1.31

On January 1, 2007, the Company adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109.” FIN 48 requires the Company to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Company files tax returns with the U.S. Internal Revenue Service and New York state. Based upon its review of tax positions for the Company’s open tax year of 2006, the Company has determined that FIN 48 did not have a material impact on the Company’s financial statements for the year ended December 31, 2007.

8. COMMITMENTS AND CONTINGENCIES

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of December 31, 2007 and December 31, 2006, the Company had committed to make a total of approximately $4 million and $2 million, respectively, of investments in various revolving senior secured loans, of which approximately $866,000 was funded as of December 31, 2007 and no amount was funded as of December 31, 2006. As of December 31, 2007 and December 31, 2006, the Company had committed to make a total of approximately $8 million and $667,000, respectively, of investments in a delayed draw senior secured loans of which approximately $5 million was funded as of December 31, 2007 and no amount was funded as of December 31, 2006.

Kohlberg Capital Corporation
Notes to financial statements

The following table summarizes our contractual cash obligations and other commercial commitments as of December 31, 2007:

	Payments due by period
Contractual obligations	Total	2008	2009	2010	2011	2012	More than 5 years
Operating lease obligations	$1,999,435	$422,274	$316,816	$304,649	$311,504	$318,513	$325,679
Long-term debt obligations	255,000,000	—	—	—	—	255,000,000	—
Unused lending commitments(1)	6,210,232	6,210,232	—	—	—	—	—
Total	$263,209,667	$6,632,506	$316,816	$304,649	$311,504	$255,318,513	$325,679

(1)	Represents the unfunded lending commitment in connection with revolving lines of credit or delayed funding draws on loans made to portfolio companies.

The Company and Katonah Debt Advisors have entered into first loss agreements in connection with warehouse credit lines established to fund the initial accumulation of senior secured corporate loans and certain other debt securities for future CLO Funds that Katonah Debt Advisors will manage, and may enter into similar agreements in the future. Such first loss agreements relate to (i) losses (if any) as a result of individual loan investments being ineligible for purchase by a new CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or sold prior to completion of such fund, (ii) if a new CLO Fund has not been completed before the expiration of the related warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of loans and debt securities funded by such warehouse credit line. In return for the Company’s first loss commitment, the Company receives net interest income from the underlying assets in the loan warehouse.

Katonah Debt Advisors has engaged Bear Stearns to structure and raise three CLO Funds, to be named Katonah 2007-I CLO Ltd. (“Katonah 2007”), Katonah 2008-I CLO Ltd. (“Katonah 2008-I”) and Katonah 2008-II CLO Ltd. (“Katonah 2008-II”), and to be managed by Katonah Debt Advisors (directly or indirectly through a services contract with an affiliate of Katonah Debt Advisors). As part of these engagements, Katonah Debt Advisors entered into warehouse credit lines with Bear Stearns to fund the initial accumulation of assets for Katonah 2007 and Katonah 2008-I, which provided for a first loss obligation of Katonah Debt Advisors, requiring it to reimburse Bear Stearns for (i) certain losses (if any) incurred on the assets warehoused for Katonah 2007 Katonah 2008-I and Katonah 2008-II prior to their completion, or (ii) if one or all of these CLO Funds failed to close at the expiration of the engagement (i.e. December 31, 2008), a portion of the losses (if any) on the resale of the warehoused assets. As of December 31, 2007, Katonah 2007 and Katonah 2008-I had acquired an aggregate of approximately $481 million determined on the basis of the par value of such assets.

On January 23, 2008, Katonah Debt Advisors closed Katonah 2007 in accordance with the terms of the Bear Stearns engagement. Katonah Debt Advisors received a structuring fee upon closing and expects to earn an ongoing asset management fee based on the par amount of the underlying investments in Katonah 2007. Approximately $212 million of assets were transferred from the loan warehouse into Katonah 2007 and are no longer subject to a first loss guarantee. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of Katonah 2007.

Kohlberg Capital Corporation
Notes to financial statements

On March 12, 2007, Kohlberg Capital and Katonah Debt Advisors engaged Lehman Commercial Paper Inc. (“Lehman”) to structure and raise a CLO Fund to invest in senior secured middle market corporate loans, to be named Ardsley CLO 2007-1 Ltd. and to be managed by Katonah Debt Advisors, and entered into a warehouse credit agreement and ancillary agreements with Lehman to fund the initial accumulation of assets for Ardsley.

Under the warehouse credit agreement, Kohlberg Capital, as the first loss provider, was obligated to reimburse Lehman for (i) certain losses (if any) incurred on loans acquired for Ardsley with advances under the warehouse credit facility prior to the completion of the CLO Fund, or (ii) if the CLO Fund failed to close at the expiration of the engagement on December 19, 2007, a portion of the losses (if any) on the resale of the warehoused assets. On October 3, 2007, Kohlberg Capital, Katonah Debt Advisors and Ardsley agreed with Lehman to terminate the engagement, the warehouse credit facility and Kohlberg Capital’s first loss obligation upon payment to Lehman of a payoff amount equal to the amount owed under the warehouse credit facility as of the payoff date minus $1 million, to reflect the estimated current value of the warehoused loans. As part of the termination, Kohlberg Capital purchased all of Ardsley’s assets for an aggregate purchase price of approximately $72 million. Approximately $14 million in aggregate principal amount of such assets were purchased and subsequently sold in market transactions with third parties, and the remaining approximately $58 million of debt securities from Ardsley were retained in our investment portfolio. Ardsley used the proceeds from its sale of these loans to us to repay the outstanding obligations under the warehouse credit facility. All outstanding amounts under the warehouse credit facility have been paid off in full, as a result of which the warehouse credit facility and Kohlberg Capital’s first loss obligations thereunder have terminated. No losses were incurred by Kohlberg Capital upon the termination of Ardsley.

As a result of the termination of the Ardsley warehouse credit facility, the warehouse credit line with Bear Stearns pursuant to the engagement letter dated October 12, 2007 is the only guarantee arrangement to which Kohlberg Capital is a party with respect to the business of Katonah Debt Advisors.

At December 31, 2006 there were no such first loss commitments or guarantees.

As of December 31, 2007, the Company funded approximately $72,000 of our $2.5 million total commitment to PKSI which is an investment in the Class A shares of PKSI.

9. STOCKHOLDERS’ EQUITY

On December 11, 2006, the Company completed its IPO of 14,462,000 shares of common stock at $15.00 per share, less an underwriting discount and IPO expenses paid by the Company totaling $1.22 per share for net proceeds of approximately $200 million. Prior to its IPO, the Company issued to affiliates of Kohlberg & Co. a total of 3,484,333 shares of its common stock for the acquisition of certain subordinated securities issued by CLO Funds and for the acquisition of Katonah Debt Advisors. During the year ended December 31, 2007, the Company issued 71,366 shares of common stock under its dividend reinvestment plan. The total number of shares outstanding as of December 31, 2007 and as of December 31, 2006 was 18,017,699 and 17,946,333, respectively.

10. STOCK OPTIONS

During 2006, the Company established a stock option plan (the “Plan”) and reserved 1,500,000 shares of common stock for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted.

On December 11, 2006, concurrent with the completion of the Company’s IPO, options to purchase a total of 910,000 shares of common stock were granted to the Company’s executive officers and directors

Kohlberg Capital Corporation
Notes to financial statements

with an exercise price per share of $15.00 (the public offering price of the common stock). Such options vest equally over two, three or four years from the date of grant and have a ten-year exercise period. During the year ended December 31, 2007, the Company granted 495,000 options to its employees with a weighted average exercise price per share of $16.63, with a risk-free rate ranging between 4.6% to 5.3%, with volatility rates ranging between 20.5% to 22.4% and for which 25% of such options vest on each of the subsequent four grant date anniversaries and have a ten-year exercise period. During the year ended December 31, 2007, 90,000 options granted to employees were forfeited. As of December 31, 2007, 1,315,000 total options were outstanding, 305,000 of which were exercisable. The options have an estimated remaining contractual life of 9 years and 0 months.

During the year ended December 31, 2007, the weighted average grant date fair value per share for options granted during the period was $1.90. For both the year ended December 31, 2007, the weighted average grant date fair value per share for options forfeited during the period was $1.81. Information with respect to options granted, exercised and forfeited under the Plan for the year ended December 31, 2007 is as follows:

	Shares	Weighted average exercise price per share	Weighted average contractual remaining term (years)	Aggregate intrinsic value(1)
Options outstanding at January 1, 2007	910,000	$15.00
Granted	495,000	$16.63
Exercised	—
Forfeited	(90,000)	$16.36
Outstanding at December 31, 2007	1,315,000	$15.52	9.0	—
Total vested at December 31, 2007	305,000	$15.00	2.0	—

(1)	Represents the difference between the market value of the options at December 31, 2007 and the cost for the option holders to exercise the options.

The Company uses a Binary Option Pricing Model (American, call option) as its valuation model to establish the expected value of all stock option grants. For the year ended December 31, 2007 total stock option expense of approximately $600,000 was recognized and expensed at the Company; of this amount approximately $495,000 was expensed at the Company and approximately $105,000 was expensed at Katonah Debt Advisors. At December 31, 2007, the Company had approximately $1.5 million of compensation cost related to unvested stock-based awards the cost for which is expected to be recognized and allocated between the Company and Katonah Debt Advisors over a weighted average period of 2.5 years.

11. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of maximum eligible compensation, which fully vest at the time of contribution. For the year ended December 31, 2007, the Company’s contributions to the 401K Plan were approximately $22,000.

The Company has also adopted a deferred compensation plan (“Pension Plan”) effective January 1, 2007. Employees are eligible for the Pension Plan provided that they are employed and working with the Company for at least 100 days during the year and remain employed as of the last day of the year.

Kohlberg Capital Corporation
Notes to financial statements

Employees do not make contributions to the Pension Plan. On behalf of the employee, the Company contributes to the Pension Plan 1) 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Pension Plan after five years of service. For the year ended December 31, 2007, the Company’s contributions to the Pension Plan were approximately $138,000.

12. IMPACT OF NEW ACCOUNTING STANDARDS

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements. SFAS 157 clarifies the principle that fair value should be based on the assumptions market participants would use when pricing an asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. Under the standard, fair value measurements would be separately disclosed by level within the fair value hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years, with early adoption permitted. The Company does not expect the adoption of SFAS 157 to materially impact the Company’s financial position or results of operations.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of a company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company has determined that adoption of SFAS 159 will not have an impact on the Company’s financial position or results of operations.

13. SELECTED QUARTERLY DATA (Unaudited)

	Q1 2007*	Q2 2007*	Q3 2007*	Q4 2007
Total interest and related portfolio income	$6,534,567	$8,578,364	$10,483,244	$12,882,839
Net investment income and realized gains	$4,892,907	$5,425,858	$6,018,176	$6,688,325
Net increase (decrease) in net assets resulting from operations	$13,949,008	$16,940,501	$(4,683,689)	$(63,835)
Net increase (decrease) in net assets resulting from operations per share — basic and diluted	$0.78	$0.94	$(0.26)	$—
Net investment income and realized gains per share — basic and diluted	$0.27	$0.30	$0.33	$0.37

*	Certain unaudited Quarterly Data have been reclassified to conform with current presentation.

Kohlberg Capital Corporation
Notes to financial statements

14. SUBSEQUENT EVENTS

On January 2, 2008, the Company acquired substantially all of the assets of Scott’s Cove Capital Management LLC (“Scott’s Cove”), an asset manager focused on an event-driven credit long short investment strategy. As a result of the acquisition, we acquired approximately $60 million of fee paying assets under management. The Company plans to integrate the Scott’s Cove business within the Katonah Debt Advisors asset management platform. In connection with the acquisition, Katonah Debt Advisors entered into employment agreements with three Scott’s Cove investment professionals, and the Company expects these individuals will assist the Company in structuring, raising and investing new funds to be managed by Katonah Debt Advisors.

On January 23, 2008, the Company’s wholly-owned asset management company, Katonah Debt Advisors, closed a new $315 million CLO Fund. The Company received a structuring fee upon closing and Katonah Debt Advisors expects to earn an ongoing asset management fee based on the par amount of the underlying investments in the CLO Fund. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of this latest CLO Fund.